                                                               [CONFORMED COPY]

PURSUANT TO (S) 44-14-35.1 OF OFFICIAL CODE OF GEORGIA ANNOTATED, THIS INSTRUMENT CONSTITUTES A LIEN ON ALL AFTER-ACQUIRED PROPERTY OF THE MORTGAGOR.

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                            REA PROJECT DESIGNATION:

                                GEORGIA 109 OPC

                  CONSOLIDATED MORTGAGE AND SECURITY AGREEMENT

                               MADE BY AND AMONG

                          OGLETHORPE POWER CORPORATION
        (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION),

                                                                      MORTGAGOR

                                      AND

                           UNITED STATES OF AMERICA,
                        NATIONAL BANK FOR COOPERATIVES,
                      CREDIT SUISSE, ACTING BY AND THROUGH
                              ITS NEW YORK BRANCH,
                                      AND
                              TRUST COMPANY BANK,
              as trustee under, respectively, the within-mentioned
Oglethorpe-Appling 1985 Bond Indenture, Oglethorpe-Appling 1993 Bond Indenture,
 Oglethorpe-Appling 1994 Bond Indenture, Oglethorpe-Burke 1982 Bond Indenture,
  Oglethorpe-Burke 1985 Bond Indenture, Oglethorpe-Burke 1989 Bond Indenture, Oglethorpe-Burke 1992A Bond Indenture, Oglethorpe-Burke 1992 (1993A) Bond Indenture,
Oglethorpe-Burke 1992 (1994A) Bond Indenture, Oglethorpe-Burke 1993B Bond Indenture,
  Oglethorpe-Burke 1994B Bond Indenture, Oglethorpe-Heard 1993 Bond Indenture, Oglethorpe-Monroe 1982 Bond Indenture and Oglethorpe-Monroe 1992A Bond Indenture,

                                                                     MORTGAGEES

                         Dated as of September 1, 1994

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THIS INSTRUMENT CONSTITUTES A DEED TO SECURE DEBT AND SECURITY AGREEMENT CO
VERING BOTH REAL AND PERSONAL PROPERTY OF A CORPORATION ENGAGED IN THE PRODUCTION AND TRANSMISSION OF ELECTRICITY AND IS TO BE CROSS-INDEXED, PURSUANT TO (S)(S) 44-14-36 AND 11-9-302(3)(c) OF OFFICIAL CODE OF GEORGIA ANNOTATED, IN ALL INDICES IN WHICH ARE RECORDED LIENS, MORTGAGES, OR OTHER ENCUMBRANCES ON PERSONAL PROPERTY.

                               TABLE OF CONTENTS

  (The Table of Contents for this Consolidated Mortgage and Security Agreement is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provision of this Consolidated Mortgage and Security Agreement.)



RECITALS.......................................................................   1

GRANTING CLAUSE................................................................  10

PROPERTY DESCRIPTIONS..........................................................  11

HABENDUM CLAUSE................................................................ 101

ARTICLE I. Additional Notes

Section 1.   Additional Notes; Future Advances................................. 102
Section 2.   Supplemental Mortgages............................................ 102

ARTICLE II. Particular Covenants of the Mortgagor

Section 1.   Transactions Authorized........................................... 103
Section 2.   Ownership of Property; Discharge of Liens......................... 103
Section 3.   Additional Encumbrances and Indebtedness.......................... 105
Section 4.   Payment of Principal, Interest and Other Amounts Due;
             Prepayments Permitted............................................. 105
Section 5.   Preservation of Franchises, Etc.; Preservation of Corporate
             Existence; Mergers or Consolidations; Sales of Assets; Releases of
             Property.......................................................... 106
Section 6.   Maintenance of Property........................................... 108
Section 7.   Purchase of Assets; Long-Term Leases.............................. 111
Section 8.   Insurance......................................................... 111
Section 9.   Advances by Mortgagees for Unpaid Taxes, Insurance, Etc........... 113
Section 10.  Extension of System; Certain Contracts, Expenses and Investments.. 113
Section 11.  Salaries and Wages................................................ 113
Section 12.  Maintenance of Records; Financial Information..................... 114
             Further Assurances; Additional Security Upon Deficit in Net
Section 13.  Income............................................................ 114
Section 14.  Extensions of Time; Consent of Mortgagor.......................... 115
Section 15.  TIER, DSC......................................................... 115
Section 15A. ADSCR............................................................. 115
Section 16.  Limit on Distributions............................................ 117
Section 17.  Applications of Proceeds--Eminent Domain.......................... 117
Section 18.  General Manager................................................... 117
             No Defaults under Other Agreements; Notice of Amendments and
Section 19.  Limitations of Remedies under Bond Instruments.................... 118
Section 20.  Location of Certain Records....................................... 118
Section 21.  Rights of Way, Easements.......................................... 118
Section 22.  Limit on Investments.............................................. 118
Section 23.  ERISA............................................................. 119
Section 24.  Enforcement of Contracts; Provision of Electric Power and Energy.. 119
Section 25.  1994 Refinancing Note............................................. 119

ARTICLE III. Remedies of the Mortgagees and Noteholders

Section 1.   Events of Default; Remedies of Government
             Events of Default
             (a) default in payment under notes................................ 120
             (b) event of default under loan agreements........................ 120
             (c) default in observance of certain covenants.................... 120


                                       i


            (d) default in observance of other covenants....................... 120
            (e) bankruptcy..................................................... 120
            (f) receiver or liquidator appointed............................... 120
            (g) forfeiture of charter or certain franchises, permits, etc. .... 120
            (h) final judgment unsatisfied..................................... 121
            (i) default re subordinated indebtedness........................... 121
            Remedies of Government--
            (aa) acceleration.................................................. 121
            (bb) possession.................................................... 121
            (cc) enforcement of legal and equitable rights..................... 121
            (dd) sale of property.............................................. 121
            (ee) sale under power pursuant to Georgia Law...................... 121
Section 2.  Remedies of Other Mortgagees and Noteholders....................... 123
            (a) after 30 days.................................................. 123
            (b) inability of Government to act; right of CoBank to act; right of
            Credit Bank to act................................................. 123
            (c) acceleration by Trustees....................................... 124
            (d) receiver after one year........................................ 124
Section 3.  Notice of Defaults and Remedies.................................... 125
Section 4.  Purchase of Property by Noteholders................................ 125
Section 5.  Application of Proceeds............................................ 125
Section 6.  Remedies Cumulative; No Election................................... 126
Section 7.  No Interference with Exercise of Remedies.......................... 126
Section 8.  Waiver of Default after Cure....................................... 126
Section 9.  Mortgagees as Attorney in Fact..................................... 126
Section 10. No Consent to Reorganizations, Arrangements or Compositions........ 126
Section 11. Actions in Name of Mortgagees...................................... 126

ARTICLE IV. Possession Until Default--Defeasance Clause

Section 1.  Possession until Default........................................... 127
Section 2.  Legal Effect of Assignment......................................... 127
Section 3.  Defeasance......................................................... 127

ARTICLE V. Miscellaneous

Section 1.  All Property as Realty............................................. 128
Section 2.  Binding Effect on Successors and Assigns........................... 128
Section 3.  Headings for Convenience Only...................................... 129
Section 4.  Notices............................................................ 129
Section 5.  Severability....................................................... 129
Section 6.  Glossary of Terms.................................................. 129
Section 7.  Security Agreement and Financing Statement......................... 149
Section 8.  Indemnification of Mortgagees...................................... 149
Section 9.  Government as Noteholder........................................... 150
Section 10. Administrator...................................................... 150
Section 11. Execution Counterparts............................................. 150
Section 12. Amendments of Certain Provisions Not Requiring Consent of Trustees,
            Credit Bank or CoBank.............................................. 150
Section 13. Amendments for Certain Purposes Not Requiring Consent of Trustees,
            Credit Bank or CoBank.............................................. 151
Section 14. Amendments or Substitution Not Requiring Consent of Certain
            Trustees........................................................... 151
Section 15. Document Constitutes Deed to Secure Debt........................... 152
Section 16. Governing Law...................................................... 152
Section 17. Effect of Failure to Issue Certain Note............................ 152
Section 18. Amendment if Government No Longer a Noteholder..................... 153


                                       ii


Section 19. Liability of Mortgagees...................................... 153
Section 20. Effect Prior to Advance Under Certain Note................... 153
Section 21. Effect of Failure to Authenticate and Deliver Certain Bonds.. 154
Section 22. Effect While Letter of Credit Outstanding.................... 155
Section 23. Substitute Letter of Credit Provider......................... 155

TESTIMONIUM.............................................................. 157

SIGNATURES............................................................... 157

                 (This page has been left blank intentionally.)

  CONSOLIDATED MORTGAGE AND SECURITY AGREEMENT, dated as of September 1, 1994, made by and among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), an electric membership corporation organized and existing under the laws of the State of Georgia, formerly known as Oglethorpe Electric Membership Corporation (hereinafter called the "Mortgagor"), the UNITED STATES OF AMERICA (hereinafter called the "Government"), acting through the Administrator of the Rural Electrification Administration (hereinafter called "REA"), NATIONAL BANK FOR COOPERATIVES (hereinafter called "CoBank"), a bank chartered by the Government and supervised and examined by the Farm Credit Administration, an independent agency of the Government (successor by merger effective January 1, 1989, to Columbia Bank for Cooperatives), CREDIT SUISSE (hereinafter called the "Credit Bank"), a banking corporation organized and existing under the laws of Switzerland, acting by and through its New York Branch, and TRUST COMPANY BANK, a banking corporation organized and existing under the laws of the State of Georgia, as trustee under, respectively, the Oglethorpe-Appling 1985 Bond Indenture, the Oglethorpe-Appling 1993 Bond Indenture, the Oglethorpe-Appling 1994 Bond Indenture, the Oglethorpe-Burke 1982 Bond Indenture, the Oglethorpe-Burke 1985 Bond Indenture, the Oglethorpe-Burke 1989 Bond
Indenture, the Oglethorpe-Burke 1992A Bond Indenture, the Oglethorpe-Burke 1992 (1993A) Bond Indenture, the Oglethorpe-Burke 1992 (1994A) Bond Indenture, the Oglethorpe-Burke 1993B Bond Indenture, the Oglethorpe-Burke 1994B Bond Indenture, the Oglethorpe-Heard 1993 Bond Indenture, the Oglethorpe-Monroe 1982 Bond Indenture and the Oglethorpe-Monroe 1992A Bond Indenture, as such indentures are defined in the Glossary of Terms contained hereinbelow (hereinafter called the "Trustees") (the Government, CoBank, the Credit Bank and the Trustees hereinafter sometimes called the "Mortgagees").

                                    RECITALS

  WHEREAS, the Mortgagor has incurred or may incur, from time to time, pursuant to the Act and under the REA Loan Contract certain indebtedness and other obligations to the Government or to third parties and guaranteed by the Government (including indebtedness incurred by the assumption by the Mortgagor of the indebtedness of third parties to the Government or to other third parties and guaranteed by the Government), which indebtedness and other obligations are or are to be evidenced, as applicable, by Outstanding Notes, Additional Guaranteed Notes and Additional REA Notes; and

  WHEREAS, pursuant to the Oglethorpe-Appling 1985 Loan Agreement, the Oglethorpe-Appling 1993 Loan Agreement, the Oglethorpe-Burke 1982 Loan Agreement, the Oglethorpe-Burke 1985 Loan Agreement, the Oglethorpe-Burke 1989 Loan Agreement, the Oglethorpe-Burke 1992A Loan Agreement, the Oglethorpe-Burke 1992 (1993A) Loan Agreement, the Oglethorpe-Burke 1992 (1994A) Loan Agreement, the Oglethorpe-Burke 1993B Loan Agreement, the Oglethorpe-Heard 1993 Loan Agreement, the Oglethorpe-Monroe 1982 Loan Agreement, the Oglethorpe-Monroe 1992A Loan Agreement and other loan agreements identified in the 1993 Mortgage, Appling Authority, Burke Authority, Heard Authority and Monroe Authority agreed to issue the Oglethorpe-Appling (1985 Bond Indenture) Bonds, the Oglethorpe-Appling (1993 Bond Indenture) Bonds, the Oglethorpe-Burke (1982 Bond Indenture) Bonds, the Oglethorpe-Burke (1985 Bond Indenture) Bonds, the Oglethorpe-Burke (1989 Bond Indenture) Bonds, the Oglethorpe-Burke (1992A Bond Indenture) Bonds, the Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds, the Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds, the Oglethorpe-Burke (1993B Bond Indenture) Bonds, the Oglethorpe-Heard (1993 Bond Indenture) Bonds, the Oglethorpe-Monroe (1982 Bond Indenture) Bonds, the Oglethorpe-Monroe (1992A Bond Indenture) Bonds and other bonds identified in the 1993 Mortgage, respectively, and to loan the proceeds thereof to the Mortgagor in accordance with the terms and conditions of the Oglethorpe-Appling 1985 Loan Agreement, the Oglethorpe-Appling 1993 Loan Agreement, the Oglethorpe-Burke 1982 Loan Agreement, the Oglethorpe-Burke 1985 Loan Agree-ment, the Oglethorpe-Burke 1989 Loan Agreement, the Oglethorpe-Burke 1992A Loan Agreement, the Oglethorpe-Burke 1992 (1993A) Loan Agreement, the Oglethorpe-Burke 1992 (1994A) Loan Agreement, the Oglethorpe-Burke 1993B Loan Agreement, the Oglethorpe-Heard (1993 Bond Indenture) Bonds, the Oglethorpe-Monroe 1982 Loan Agreement, the Oglethorpe-Monroe 1992A Loan Agreement and other loan agreements identified in the 1993 Mortgage, respectively, which loans are or are to be evidenced by the execution and delivery of Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Notes, Oglethorpe-Appling (1993 Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1989 Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1992 (1993A) Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1993B Loan Agreement) Pollution Control Notes, Oglethorpe-Heard (1993 Loan Agreement) Pollution Control Notes, Oglethorpe-Monroe (1982 Loan Agreement) Pollution Control Notes, Oglethorpe-Monroe (1992A Loan Agreement) Pollution Control Notes and other pollution control notes identified in the 1993 Mortgage, respectively [including the First Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Note, the First Oglethorpe-Appling (1993 Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1989 Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1992 (1993A) Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1993B Loan Agreement) Pollution Control Note, the First Oglethorpe-Heard (1993 Loan Agreement) Pollution Control Note, the First Oglethorpe-Monroe (1982 Loan Agreement) Pollution Control Note and the First Oglethorpe-Monroe (1992A Loan Agreement) Pollution Control Note], from time to time by the Mortgagor to the Oglethorpe-Appling 1985 Trustee, the Oglethorpe-Appling 1993 Trustee, the Oglethorpe-Burke 1982 Trustee, the Oglethorpe-Burke 1985 Trustee, the Oglethorpe-Burke 1989 Trustee, the Oglethorpe-Burke 1992A Trustee, the Oglethorpe-Burke 1992 (1993A) Trustee, the Oglethorpe-Burke 1992 (1994A) Trustee, the Oglethorpe-Burke 1993B Trustee, the Oglethorpe-Heard 1993 Trustee, the Oglethorpe-Monroe 1982 Trustee, the Oglethorpe-Monroe 1992A Trustee and other trustees identified in the 1993 Mortgage, respectively; and

  WHEREAS, as a result of certain pollution control bond refinancings, five pollution control notes identified in the 1993 Mortgage have been paid in full, and the trustees holding such pollution control notes have executed and delivered a release of their respective interests under the 1993 Mortgage and the other security instruments identified therein and are therefore not parties to this Mortgage, such trustees being identified in the 1993 Mortgage as the Oglethorpe-Appling 1978 Trustee, the Oglethorpe-Appling 1984 Trustee, the Oglethorpe-Burke 1984 Trustee, the Oglethorpe-Burke 1984B Trustee and the Oglethorpe-Heard 1978 Trustee; and

  WHEREAS, to finance a portion of the cost of construction of certain transmission facilities, the Mortgagor, pursuant to the REA Loan Contract, heretofore has duly authorized, executed and delivered the First REA Transmission Note; and

  WHEREAS, to finance a portion of the cost of construction of certain transmission facilities, the Mortgagor, pursuant to the REA Loan Contract, heretofore has duly authorized, executed and delivered the Second REA Transmission Note; and

  WHEREAS, to finance a portion of the cost of construction of certain transmission facilities, the Mortgagor heretofore has entered into the First CoBank Transmission Loan Agreement and has accordingly duly authorized, executed and delivered to CoBank the First CoBank Transmission Note; and

  WHEREAS, to finance a portion of the cost of construction of certain transmission facilities, the Mortgagor heretofore has entered into the Second CoBank Transmission Loan Agreement and has accordingly duly authorized, executed and delivered to CoBank the Second CoBank Transmission Note; and

  WHEREAS, to finance a portion of the cost of its facilities, the Mortgagor, pursuant to the REA Loan Contract, heretofore has duly authorized, executed and delivered the Outstanding Guaranteed Notes; and

  WHEREAS, to secure the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes and the pollution control notes identified therein, the Mortgagor heretofore has authorized, executed and delivered to the Government and the trustees identified therein, the 1978 Mortgage; and

  WHEREAS, to secure the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes and the pollution control notes identified therein, the Mortgagor heretofore has authorized, executed and delivered to the Government and the trustees identified therein, the 1982 Mortgage; and

  WHEREAS, to secure the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, the pollution control notes identified therein and the CoBank Notes, the Mortgagor heretofore has authorized, executed and delivered to the Government, CoBank and the trustees identified therein, the 1984 June Mortgage; and

  WHEREAS, to secure the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, the pollution control notes identified therein and the CoBank Notes, the Mortgagor heretofore has authorized, executed and delivered to the Government, CoBank and the trustees identified therein, the 1984 December Mortgage; and

  WHEREAS, to secure the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, the pollution control notes identified therein and the CoBank Notes, the Mortgagor heretofore has authorized, executed and delivered to the Government, CoBank and the trustees identified therein, the 1985 Mortgage; and

  WHEREAS, to secure the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, the pollution control notes identified therein and the CoBank Notes, the Mortgagor heretofore has authorized, executed and delivered to the Government, CoBank and the trustees identified therein, the 1988 Supplemental Mortgage; and

  WHEREAS, to secure the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, the pollution control notes identified therein and the CoBank Notes, the Mortgagor heretofore has authorized, executed and delivered to the Government, CoBank and the trustees identified therein, the 1989 Mortgage; and

  WHEREAS, to secure the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, the pollution control notes identified therein, the CoBank Notes and the Credit Bank Notes, the Mortgagor heretofore has authorized, executed and delivered to the Government, CoBank, the Credit Bank and the trustees identified therein, the 1992 April Mortgage; and

  WHEREAS, to secure the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, the pollution control notes identified therein, the CoBank Notes and the Credit Bank Notes, the Mortgagor heretofore has authorized, executed and delivered to the Government, CoBank, the Credit Bank and the trustees identified therein, the 1992 October Mortgage; and

  WHEREAS, to secure the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, the pollution control notes identified therein, the CoBank Notes and the Credit Bank Notes, the Mortgagor heretofore has authorized, executed and delivered to the Government, CoBank, the Credit Bank and the trustees identified therein, the 1992 December Mortgage; and

  WHEREAS, to secure the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, the pollution control notes identified therein, the CoBank Notes and the Credit Bank Notes, the Mortgagor heretofore has authorized, executed and delivered to the Government, CoBank, the Credit Bank and the trustees identified therein, the 1993 Mortgage; and

  WHEREAS, to provide for security for the timely payment of principal and interest on the 1992 Oglethorpe-Burke (1992A Bond Indenture) Bonds and to provide for the payment of the tender purchase price thereof in the event of an optional or mandatory tender for purchase pursuant to the Oglethorpe-Burke 1992A Bond Indenture, the Mortgagor has entered into the Credit Agreement and has duly authorized, executed and delivered to the Credit Bank the First Credit Bank Note; and

  WHEREAS, to refinance a portion of the cost of construction, acquisition and improvement of certain pollution control systems and facilities appertaining to the Edwin I. Hatch Plant, the Mortgagor desires to enter into the Oglethorpe-Appling 1994 Loan Agreement pursuant to which Appling Authority agrees to issue the Oglethorpe-Appling (1994 Bond Indenture) Bonds, and to loan the proceeds thereof to the Mortgagor in accordance with the terms and conditions of the Oglethorpe-Appling 1994 Loan Agreement, such loan to be evidenced by the execution and delivery of Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Notes [including the First Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Note,] from time to time by the Mortgagor to the Oglethorpe-Appling 1994 Trustee; and

  WHEREAS, pursuant to the Oglethorpe-Appling 1994 Loan Agreement and the Oglethorpe-Appling 1994 Bond Indenture, the Mortgagor will apply the proceeds of the loan evidenced by the First Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Note, together with amounts from other sources, in prepayment of the First Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Note, by paying such amounts to the Oglethorpe-Appling 1985 Trustee pursuant to
Section 8.1 of the Oglethorpe-Appling 1985 Loan Agreement, for the purpose of refunding certain maturities of the outstanding Oglethorpe-Appling (1985 Bond Indenture) Bonds pursuant to Sections 308 and 402 of the Oglethorpe-Appling 1985 Bond Indenture; and

  WHEREAS, as a result of such prepayment, the outstanding principal amount of the First Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Note will be reduced by an amount greater than or equal to the original principal amount outstanding under the First Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Note; and

  WHEREAS, to refinance a portion of the cost of construction, acquisition and improvement of certain pollution control systems and facilities appertaining to the Alvin W. Vogtle Plant, the Mortgagor desires to enter into the Oglethorpe-Burke 1994B Loan Agreement pursuant to which Burke Authority agrees to issue the Oglethorpe-Burke (1994B Bond Indenture) Bonds, and to loan the proceeds thereof to the Mortgagor in accordance with the terms and conditions of the Oglethorpe-Burke 1994B Loan Agreement, such loan to be evidenced by the execution and delivery of Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Notes [including the First Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Note], from time to time by the Mortgagor to the Oglethorpe-Burke 1994B Trustee; and

  WHEREAS, pursuant to the Oglethorpe-Burke 1994B Loan Agreement and the Oglethorpe-Burke 1994B Bond Indenture, the Mortgagor will apply the proceeds of the loan evidenced by the First Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Note, together with amounts from other sources, in partial prepayment of the First Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Note and the First Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Note, by paying such amounts to the Oglethorpe-Burke 1982 Trustee and the Oglethorpe-Burke 1985 Trustee pursuant to Section 8.1 of the Oglethorpe-Burke 1982 Loan Agreement and
Section 8.1 of the Oglethorpe-Burke 1985 Loan Agreement, respectively, for the purpose of refunding certain maturities of the outstanding Oglethorpe-Burke (1982 Bond Indenture) Bonds and Oglethorpe-Burke (1985 Bond Indenture) Bonds pursuant to Sections 308 and 402 of the Oglethorpe-Burke 1982 Bond Indenture and Sections 308 and 402 of the Oglethorpe-Burke 1985 Bond Indenture, respectively; and

  WHEREAS, as a result of such prepayment, the aggregate outstanding principal amount of the First Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Note and the First Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Note will be reduced by an amount greater than or equal to the original principal amount outstanding under the First Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Note; and

  WHEREAS, pursuant to Section 306C of the Rural Electrification Act (the "Act") (such Section being 7 U.S.C.A. (S) 936c (West Supp. 1994); Public Law No. 103-66; and the Act being 7 U.S.C.A. (S) 901 ET SEQ. (West 1980 and Supp.
1994)), the Mortgagor has determined to refinance certain loans previously made by the Guaranteed Lender, which have been guaranteed by the Government, acting through REA and secured under the Mortgage;

  WHEREAS, the Mortgagor has determined that such refinancing will be accomplished with loans from the Guaranteed Lender which will be guaranteed by the Government, acting through REA;

  WHEREAS, pursuant to 7 U.S.C.A. (S) 936c(b)(3)(B) (West Supp. 1994), the Mortgagor has elected to finance some or all of the premium requirements of 7 U.S.C.A. (S) 936c(b) (West Supp. 1994) by increasing the outstanding principal balance of the loan advances guaranteed by REA that are being refinanced under 7 U.S.C.A. (S) 936c by the amount of the premium being so financed and such amount is intended to be fully secured under the Mortgage;

  WHEREAS, in order to accomplish the refinancing, the Mortgagor has heretofore duly authorized and executed and delivered, or is about to duly authorize, execute and deliver, the 1994 Refinancing Note payable to the Guaranteed Lender and guaranteed by the Government, acting through REA;

  WHEREAS, in consideration of such guarantee by the Government, acting through REA, the Mortgagor has promised REA to make the payments required by the 1994 Refinancing Note and in consideration of such guarantee by REA has heretofore duly authorized and executed and delivered, or is about to duly authorize and execute and deliver, the 1994 Reimbursement Note payable to the Government, acting through REA;

  WHEREAS, to secure the Outstanding Notes, Additional Guaranteed Notes, Additional REA Notes, Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Notes, Oglethorpe-Appling (1993 Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1989 Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1992 (1993A) Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1993B Loan Agreement) Pollution Control Notes, Oglethorpe-Heard (1993 Loan Agreement) Pollution Control Notes, Oglethorpe-Monroe (1982 Loan Agreement) Pollution Control Notes, Oglethorpe-Monroe (1992A Loan Agreement) Pollution Control Notes, the CoBank Notes and the Credit Bank Notes, and to secure equally and ratably therewith Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Notes and Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Notes, and to establish certain rights and remedies of the Mortgagees as secured creditors, the Mortgagor, the Government, CoBank, the Credit Bank and the Trustees desire to execute and deliver this instrument; and

  WHEREAS, certain instruments referred to in the preceding recitals are identified as follows:

                              INSTRUMENTS RECITAL

REA Loan Contract: Amended and Consolidated Loan Contract dated as of June 1, 1984 (as heretofore and hereafter amended or supplemented), which amended and consolidated the Loan Contract dated as of January 7, 1975, between the Mortgagor and the Government (as such Loan Contract had theretofore been amended or supplemented).

Outstanding Guaranteed Notes: The following mortgage notes of the Mortgagor payable to the Guaranteed Lender:


                               ORIGINAL
                              PRINCIPAL            FINAL
             DATE               AMOUNT         MATURITY DATE
     -------------------- ----------------- ------------------
     January 8, 1975.....   $513,082,000.00 December 31, 2016
     July 14, 1975.......   $101,700,000.00 December 31, 2016
     September 13, 1976..    $19,935,000.00 December 31, 2017
     January 6, 1977.....   $822,606,000.00 December 31, 2018
     January 21, 1980....   $684,354,000.00 December 31, 2021
     November 1, 1984....     $9,796,000.00 December 31, 2015
     November 1, 1984....    $42,150,000.00 December 31, 2021
     April 14, 1986......   $721,000,000.00 December 31, 2019
     October 10, 1988....   $706,780,000.00 December 31, 2023
     August 21, 1989..... $1,800,000,000.00 December 31, 2016
     March 31, 1994*.....   $859,830,286.60 January   02, 2024

     ------
     * This is the 1994 Refinancing Note. If and when the Mortgagor executes and delivers the 1994 Refinancing Note, and it becomes effective in accordance with its terms, the 1994 Refinancing Note will replace and substitute for that certain mortgage note dated August 21, 1989, in the original principal amount of $1,800,000,000 with a final maturity date of December 31, 2016, which amended and substituted for that certain mortgage note dated November 8, 1982, in the original principal amount of $1,800,000,000 with a final maturity date of December 31, 2023. Pursuant to the terms of the 1989 mortgage note, all terms of the 1982 mortgage note remain in full force and effect as to certain outstanding advances under that note.

1994 Reimbursement Note: That certain Reimbursement Note of the Mortgagor dated September 1, 1994, payable on demand to the Government in a principal amount to be determined as and when advances are made;

Outstanding REA Notes: Two (2) certain mortgage notes of the Mortgagor payable to REA (and known as the First REA Transmission Note and the Second REA Transmission Note, respectively) as follows:


                           Original
                           Principal         Final
            Date            Amount       Maturity Date
     ------------------ -------------- ----------------
     June 1, 1984......  $5,543,000.00     May 31, 2019
     November 1, 1984.. $20,987,000.00 October 31, 2019

1978 Mortgage: Consolidated Mortgage and Security Agreement dated as of November 1, 1978, between the Mortgagor, the Government and Trust Company Bank as trustee under certain outstanding pollution control bond indentures designated therein, as supplemented by a First Amendment dated as of January 11, 1979 and a Supplement and Second Amendment dated April 30, 1980, between the Mortgagor, the Government and Trust Company Bank as trustee under certain pollution control bond indentures identified therein.

1982 Mortgage: Consolidated Mortgage and Security Agreement dated as of September 15, 1982, between the Mortgagor, the Government and Trust Company Bank as trustee under certain pollution control bond indentures identified therein.

1984 June Mortgage: Consolidated Mortgage and Security Agreement dated as of June 1, 1984, between the Mortgagor, the Government, CoBank and Trust Company Bank as trustee under certain pollution control bond indentures identified therein.

1984 December Mortgage: Consolidated Mortgage and Security Agreement dated as of December 1, 1984, between the Mortgagor, the Government, CoBank and Trust Company Bank as trustee under certain pollution control bond indentures identified therein.

1985 Mortgage: Consolidated Mortgage and Security Agreement dated as of October 15, 1985, between the Mortgagor, the Government, CoBank and Trust Company Bank as trustee under certain pollution control bond indentures identified therein.

1988 Supplemental Mortgage: First Supplement and Amendment to Consolidated Mortgage and Security Agreement dated as of November 1, 1988, between the Mortgagor, the Government, CoBank and Trust Company Bank as trustee under certain pollution control bond indentures identified therein.

1989 Mortgage: Consolidated Mortgage and Security Agreement dated as of December 1, 1989, between the Mortgagor, the Government, CoBank and Trust Company Bank as trustee under certain outstanding pollution control bond indentures identified therein, as supplemented by a Supplement to Consolidated Mortgage and Security Agreement dated as of November 21, 1990, between the Mortgagor, the Government, CoBank and Trust Company Bank as trustee under certain pollution control bond indentures identified therein.

1992 April Mortgage: Consolidated Mortgage and Security Agreement dated as of April 1, 1992, between the Mortgagor, the Government, CoBank, the Credit Bank and Trust Company Bank as trustee under certain pollution control bond indentures identified therein.

1992 October Mortgage: Consolidated Mortgage and Security Agreement dated as of October 1, 1992, between the Mortgagor, the Government, CoBank, the Credit Bank and Trust Company Bank as trustee under certain pollution control bond indentures identified therein.

1992 December Mortgage: Consolidated Mortgage and Security Agreement dated as of December 1, 1992, between the Mortgagor, the Government, CoBank, the Credit Bank and Trust Company Bank as trustee under certain pollution control bond indentures identified therein.

1993 Mortgage: Consolidated Mortgage and Security Agreement dated as of September 1, 1993, between the Mortgagor, the Government, CoBank, the Credit Bank and Trust Company Bank as trustee under certain pollution control bond indentures identified therein.

First CoBank Transmission Loan Agreement: Loan Agreement dated as of December 30, 1983, between the Mortgagor and CoBank.

Second CoBank Transmission Loan Agreement: Loan Agreement dated as of September 14, 1984, between the Mortgagor and CoBank.

First CoBank Transmission Note: Mortgage note of the Mortgagor dated as of June 1, 1984, in the original principal amount of $2,376,000, maturing on or before November 1, 2018.

Second CoBank Transmission Note: Mortgage note of the Mortgagor dated as of November 1, 1984, in the original principal amount of $8,995,000, maturing on or before September 1, 2019.

Credit Agreement: First Amended and Restated Letter of Credit Reimbursement Agreement dated as of June 1, 1992, between the Mortgagor and the Credit Bank.

First Credit Bank Note: Mortgage note of the Mortgagor dated as of April 1, 1992, in the original principal amount of $232,983,475.69, maturing on or before January 1, 2025 (subject to acceleration under certain circumstances referred to in the Credit Agreement).

Oglethorpe-Appling 1985 Loan Agreement: Loan Agreement dated as of October 15, 1985, between the Mortgagor and Appling Authority.

Oglethorpe-Appling 1993 Loan Agreement: Loan Agreement dated as of September 1, 1993, between the Mortgagor and Appling Authority.

Oglethorpe-Appling 1994 Loan Agreement: Loan Agreement dated as of September 1, 1994, between the Mortgagor and Appling Authority.

Oglethorpe-Burke 1982 Loan Agreement: Loan Agreement dated as of September 15, 1982, between the Mortgagor and Burke Authority.

Oglethorpe-Burke 1985 Loan Agreement: Loan Agreement dated as of October 15, 1985, between the Mortgagor and Burke Authority.

Oglethorpe-Burke 1989 Loan Agreement: Loan Agreement dated as of December 1, 1989, between the Mortgagor and Burke Authority.

Oglethorpe-Burke 1992A Loan Agreement: Loan Agreement dated as of April 1, 1992, between the Mortgagor and Burke Authority.

Oglethorpe-Burke 1992 (1993A) Loan Agreement: Loan Agreement dated as of December 1, 1992, between the Mortgagor and Burke Authority.

Oglethorpe-Burke 1992 (1994A) Loan Agreement: Loan Agreement dated as of December 1, 1992, between the Mortgagor and Burke Authority.

Oglethorpe-Burke 1993B Loan Agreement: Loan Agreement dated as of September 1, 1993, between the Mortgagor and Burke Authority.

Oglethorpe-Burke 1994B Loan Agreement: Loan Agreement dated as of September 1, 1994, between the Mortgagor and Burke Authority.

Oglethorpe-Heard 1993 Loan Agreement: Loan Agreement dated as of September 1, 1993, between the Mortgagor and Heard Authority.

Oglethorpe-Monroe 1982 Loan Agreement: Loan Agreement dated as of September 15, 1982, between the Mortgagor and Monroe Authority.

Oglethorpe-Monroe 1992A Loan Agreement: Loan Agreement dated as of October 1, 1992, between the Mortgagor and Monroe Authority.

First Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of October 15, 1985, in the original principal amount of $25,000,000, maturing on or before January 1, 2016 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Appling 1985 Loan Agreement).

First Oglethorpe-Appling (1993 Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of September 1, 1993, in the original principal amount of $26,785,000, maturing on or before January 1, 2013 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Appling 1993 Loan Agreement).

First Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of September 1, 1994, in an original principal amount not exceeding $22,240,000 maturing on or before January 1, 2021 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Appling 1994 Loan Agreement).

First Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of September 15, 1982, in the original principal amount of $110,000,000, maturing on or before January 1, 2012 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Burke 1982 Loan Agreement).

First Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of October 15, 1985, in the original principal amount of $200,000,000, maturing on or before January 1, 2017 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Burke 1985 Loan Agreement).

First Oglethorpe-Burke (1989 Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of December 1, 1989, in the original principal amount of $92,130,000, maturing on or before January 1, 2022 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Burke 1989 Loan Agreement).

First Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of April 1, 1992, in the original principal amount of $216,925,000, maturing on or before January 1, 2025 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Burke 1992A Loan Agreement).

First Oglethorpe-Burke (1992 (1993A) Loan Agreement) Pollution Control Note:
Mortgage note of the Mortgagor dated as of December 1, 1992, in the original principal amount of $199,690,000, maturing on or before January 1, 2016 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Burke 1992 (1993A) Loan Agreement).

First Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Note:
Mortgage note of the Mortgagor dated as of December 1, 1992, in the original principal amount of $122,740,000, maturing on or before January 1, 2019 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Burke 1992 (1994A) Loan Agreement).

First Oglethorpe-Burke (1993B Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of September 1, 1993, in the original principal amount of $155,610,000, maturing on or before January 1, 2008 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Burke 1993B Loan Agreement).

First Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of September 1, 1994, in an original principal amount not exceeding $17,365,000, maturing on or before January 1, 2005 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Burke 1994 Loan Agreement).

First Oglethorpe-Heard (1993 Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of September 1, 1993, in the original principal amount of $12,305,000, maturing on or before January 1, 2009 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Heard 1993 Loan Agreement).

First Oglethorpe-Monroe (1982 Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of September 15, 1982, in the original principal amount of $190,000,000, maturing on or before January 1, 2012 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Monroe 1982 Loan Agreement).

First Oglethorpe-Monroe (1992A Loan Agreement) Pollution Control Note: Mortgage note of the Mortgagor dated as of October 1, 1992, in the original principal amount of $143,710,000, maturing on or before January 1, 2012 (subject to acceleration under certain circumstances referred to in the Oglethorpe-Monroe 1992A Loan Agreement); and

  WHEREAS, pursuant to the Agricultural Credit Act of 1987, and the Plan of Merger contained in the Proxy Statement, dated May 9, 1988, delivered to the Banks for Cooperatives pursuant to such Act, the Columbia Bank for Cooperatives merged with other Banks for Cooperatives, effective as of January 1, 1989, and thereupon became a part of and known as the National Bank for Cooperatives, which operates under the tradename "CoBank"; and

  WHEREAS, for purposes of this Mortgage, all references to CoBank shall be deemed a reference to the Columbia Bank for Cooperatives for any time period before January 1, 1989; and

  WHEREAS, the Government, CoBank, the Credit Bank and the Trustees are authorized to enter into this Consolidated Mortgage and Security Agreement; and

  WHEREAS, all acts, things, and conditions prescribed by law and by the articles of incorporation and bylaws of the Mortgagor have been duly performed and complied with to authorize the execution and delivery hereof by the Mortgagor and to make this Consolidated Mortgage and Security Agreement a valid and binding mortgage to secure the Outstanding Notes, Additional Guaranteed Notes, Additional REA Notes, CoBank Notes, Credit Bank Notes and Pollution Co ntrol Notes; and

  WHEREAS, to the extent that any of the property described or referred to herein is governed by the provisions of the Uniform Commercial Code of any state (hereinafter called the "Uniform Commercial Code"), the parties hereto desire that this Consolidated Mortgage and Security Agreement be regarded as a security agreement and as a financing statement for said security agreement under the Uniform Commercial Code.

  NOW, THEREFORE, in consideration of the premises and the sum of $5 in hand paid by the Mortgagees to the Mortgagor, the receipt whereof by the Mortgagor prior to the execution and delivery of this Consolidated Mortgage and Security Agreement is hereby acknowledged, this Consolidated Mortgage and Security Agreement (hereinafter called "this Mortgage").

                              W I T N E S S E T H:

  That, subject to the provisions of section 17 of article V hereof, this Mortgage hereby provides as follows:

  IN ORDER TO SECURE the payment of the principal of and interest on the notes, according to their tenor and effect, and further to secure the due performance of the covenants, agreements and provisions contained therein (including, in the case of Guaranteed Notes, the promise to pay and other covenants and agreements of the Mortgagor to the Government), in this Mortgage, the REA Loan Contract, the CoBank Loan Agreements, the Credit Agreement and the Pollution Control Loan Agreements, and to declare the terms and conditions upon which the notes and such performance are to be secured, the Mortgagor, in consideration of the premises, has executed and delivered this Mortgage, and has granted, bargained, sold, conveyed, warranted, assigned, transferred, mortgaged, pledged and set over, and by these presents does hereby grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge and set over, unto the Mortgagees, and their respective assigns, all and singular the following-described property (hereinafter sometimes called the "Mortgaged Property"):

                                       I

  All right, title and interest of the Mortgagor in and to all real property and electric generating plants and facilities and electric transmission and distribution lines and facilities now owned by the Mortgagor and located in the Counties of Appling, Atkinson, Baker, Baldwin, Banks, Barrow, Bartow, Ben Hill, Berrien, Bibb, Bleckley, Brantley, Brooks, Bryan, Bulloch, Burke, Butts, Calhoun, Camden, Candler, Carroll, Charlton, Cherokee, Clarke, Clay, Clayton, Clinch, Cobb, Coffee, Colquitt, Columbia, Cook, Coweta, Crawford, Dade, Dawson, Decatur, DeKalb, Dodge, Dooly, Dougherty, Douglas, Early, Echols, Effingham, Elbert, Emanuel, Fayette, Floyd, Forsyth, Franklin, Fulton, Gilmer, Glynn, Grady, Greene, Gwinnett, Habersham, Hall, Hancock, Haralson, Harris, Hart, Heard, Henry, Houston, Irwin, Jackson, Jasper, Jeff Davis, Jefferson, Jenkins, Johnson, Jones, Lamar, Laurens, Lee, Liberty, Lincoln, Long, Lowndes, Lumpkin, Macon, Madison, Marion, McDuffie, McIntosh, Meriwether, Miller, Mitchell, Monroe, Montgomery, Morgan, Murray, Muscogee, Newton, Oconee, Oglethorpe, Paulding, Peach, Pickens, Pierce, Pike, Polk, Pulaski, Putnam, Quitman, Rabun, Randolph, Richmond, Rockdale, Screven, Seminole, Spalding, Stephens, Stewart, Sumter, Tattnall, Taylor, Telfair, Terrell, Thomas, Tift, Toombs, Treutlen, Troup, Turner, Twiggs, Upson, Walton, Ware, Warren, Washington, Wayne, Webster, Wheeler, White, Wilcox, Wilkes, Wilkinson, and Worth, State of Georgia, or hereafter constructed or acquired by the Mortgagor, wherever located, and in and to all extensions and improvements thereof and additions thereto, including all substations, service and connecting lines (both overhead and underground), poles, towers, posts, cross arms, wires, cables, conduits, mains, pipes, tubes, transformers, insulators, meters, electrical connections, lamps, fuses, junction boxes, fixtures, appliances, generators, dynamos, water turbines, wa ter wheels, boilers, steam turbines, motors, switch boards, switch racks, pipe lines, machinery, tools, supplies, switching and other equipment, and any and all other property of every nature and description, used or acquired for use by the Mortgagor in connection therewith and including, without limitation, the following described property, now owned or hereafter acquired, to-wit:

  1. That certain tract or parcel of land known as the "Big Creek Substation" containing 2.07 acres, more or less, in Land Lot 102 of the 2nd District of Appling County, Georgia, being more particularly shown and delineated on Plat of Survey made by Georgia Power Company, Land Department, recorded in Plat Book 7, Page 91, Appling County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 165, Page 408, in the Office of the Clerk of Superior Court of Appling County, Georgia.

  2. A 30% undivided interest in those certain tracts or parcels of land containing, in the aggregate, 1337.43 acres, more or less, in Land Lots 618, 619, 620, 580 and 581 of the 2nd District of Appling County, Georgia, being more particularly shown and delineated as Tracts 1, 2 and 3 on Plat of Survey prepared by C. H. Wright and certified by C. H. Wright (Registered Land Surveyor No. 1333), designated as "GEORGIA POWER COMPANY, LAND DEPARTMENT, Property Map of Site Edwin I. Hatch-Nuclear Plant, Appling and Toombs Counties, Georgia, for Oglethorpe Electric Membership Corporation and Georgia Power Company, dated December 9, 1974," said plat recorded in Plat Book 8, Page 35, in the Office of the Clerk of Superior Court of Appling County, Georgia.

  3. That certain tract or parcel of land known as the "Lanes Bridge Substation" containing 0.932 acres, more or less, in Land Lot 392 of the 3rd District of Appling County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership

Generation & Transmission Corporation) by Substation Easement from Satilla Rural Electric Membership Corporation, dated September 21, 1990, and recorded in Deed Book 250, Page 564, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 250, Page 567, in the Office of the Clerk of Superior Court of Appling County, Georgia.

  4. That certain tract or parcel of land known as the "Pine Grove Substation" containing 1.1653 acres, more or less, in Land Lot 395 of the 2nd District of Appling County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 250, Page 547, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 250, Page 557, and by Substation Easement from Satilla Rural Electric Membership Corporation, dated June 21, 1991, and recorded in Deed Book 254, Page 53, in the Office of the Clerk of Superior Court of Appling County, Georgia.

  5. That certain tract or parcel of land known as the "Plant Hatch Substation" containing 53.44 acres, more or less, in Land Lots 392, 488, 521, 536, 569 and 570 of the 2nd District of Appling County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Riley, Park, Hayden & Associates, Inc., Georgia Registered Land Surveyor No. 1749, recorded in Plat Book 8, Pages 36-38, in the Office of the Clerk of Superior Court of Appling County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated January 16, 1975, and recorded in Deed Book 173, Folio 186, in the Office of the Clerk of Superior Court of Appling County, Georgia, and being that property conveyed to Oglethorpe Electric Membership Corporation from Georgia Power Company by General Warranty Deed and Bill of Sale recorded in Deed Book 163, Page 352, in the Office of the Clerk of Superior Court of Appling County, Georgia.

  6. That certain tract or parcel of land known as the "Union School Substation" containing 4.80 acres, more or less, in Land Lot 55 of the 3rd District of Appling County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 10, Page 88, Appling County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from B. J. Tyre, dated March 10, 1981, and recorded in Deed Book 193, Page 675, in the Office of the Clerk of Superior Court of Appling County, Georgia.

  7. That certain tract or parcel of land known as the "Willacoochee Substation" containing 0.81 acres, more or less, in Land Lot 27 of the 6th District of Atkinson County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 104, Page 11, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 104, Page 21, in the Office of the Clerk of Superior Court of Atkinson County, Georgia.

  8. That certain tract or parcel of land known as the "Cedar Creek Substation" containing 3.683 acres, more or less, in Land Lots 105 and 119 of the 318th G.M.D. of Baldwin County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 25, 1977, recorded in Plat Book I, Page 180, in the Office of the Clerk of Superior Court of Baldwin County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from William G. Stiles and Joseph T. Stiles, dated August 25, 1977, and recorded in Deed Book 125, Page 134, in the Office of the Clerk of Superior Court of Baldwin County, Georgia.

  9. That certain tract or parcel of land known as the "Pancras a/k/a Pancrest Substation" containing 2.6051 acres, more or less, in the 322nd G.M.D. of Baldwin County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Byron L. Farmer, Surveyor, Georgia Registration No. 1679, dated January 18, 1976, recorded in Deed Book 110, Page 638, Office of the Clerk of Superior Court of Baldwin County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Dr. Larry T. Torrence, dated February 19, 1976, and recorded in Deed Book 110, Page 719, and by Warranty Deed from Tri-County Electric Membership Corporation, dated April 16, 1976, and recorded in Deed Book 112, Page 542, in the Office of the Clerk of Superior Court of Baldwin County, Georgia.

  10. That certain tract or parcel of land known as the "Homer Substation" containing 0.2236 acres, more or less, in the 265th G.M.D. of Banks County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 62, Page 769, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 62, Page 779, in the Office of the Clerk of Superior Court of Banks County, Georgia.

  11. That certain tract or parcel of land known as the "Russell Substation" containing 1.4312 acres, more or less, in the 246th G.M.D. of Barrow County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 159, Page 15, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 159, Page 25, in the Office of the Clerk of Superior Court of Barrow County, Georgia.

  12. That certain tract or parcel of land known as the "Winder Substation" containing 0.1908 acres, more or less, in the 243rd G.M.D. of Barrow County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 159, Page 32, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 159, Page 42, in the Office of the Clerk of Superior Court of Barrow County, Georgia.

  13. That certain tract or parcel of land known as the "Winder Substation" containing 5.07 acres, more or less, in the 243rd G.M.D. of Barrow County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 7, 1990, last revised May 31, 1991, recorded in Plat Book 37, Page 202, Barrow County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from James L. Craft and Andrea B. Craft, dated August 8, 1991, and recorded in Deed Book 172, Page 334, in the Office of the Clerk of Superior Court of Barrow County, Georgia.

  14. That certain tract or parcel of land known as the "Allatoona Substation" containing 4.45 acres, more or less, in Land Lots 1220 and 1229 of the 21st District, 2nd Section, of Bartow County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 261, Page 34, in the Office of the Clerk of Superior Court of Bartow County, Georgia.

  15. That certain tract or parcel of land known as the "Swakers Substation" containing 4.73 acres, more or less, in Land Lot 299 of the 4th District of Ben Hill County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 8, Page 264, Ben Hill County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Audrey D. Jordan, dated October 29, 1981, and recorded in Deed Book 168, Pages 12-13, in the Office of the Clerk of Superior Court of Ben Hill County, Georgia.

  16. That certain tract or parcel of land known as the "Nashville No. 2 Substation" containing 1 acre, more or less, in Land Lot 185 of the 10th District of Berrien County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by General Warranty Deed and Bill of Sale Made by Georgia Power Company, dated May 11, 1988, and recorded in Deed Book 182, Pages 78-89, in the Office of the Clerk of Superior Court of Berrien County, Georgia.

  17. That certain tract or parcel of land known as the "Bass Road Substation" containing 6.01 acres, more or less, in Land Lots 317 and 318 of the 13th District of Bibb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated December 18, 1987, recorded in Plat Book 73, Page 98, in the Office of the Clerk of Superior Court of Bibb County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Hubert A. Williams, dated December, 1987, and recorded in Deed Book 1689, Page 260, in the Office of the Clerk of Superior Court of Bibb County, Georgia.

  18. That certain tract or parcel of land known as the "Forrest Road Switching Station" containing in the aggregate 3.434 acres, more or less, in Land Lot 297 of the 13th District of Bibb County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 1244, Page 831, in the Office of the Clerk of Superior Court of Bibb County, Georgia.

  19. That certain tract or parcel of land known as the "Fulton Hill Substation" containing 3.925 acres, more or less, in Land Lot 12 of the 4th District of Bibb County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Harris J. Romero, Georgia Registered Land Surveyor No. 1956, dated June 9, 1978, recorded in Plat Book 59, Page 79, in the Office of the Clerk of Superior Court of Bibb County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Nellie L. Ward, dated August 4, 1978, and recorded in Deed Book 1334, Page 223, in the Office of the Clerk of Superior Court of Bibb County, Georgia.

  20. That certain tract or parcel of land known as the "St. Dennis Substation" containing 6.19 acres, more or less, in Land Lot 110 of the 3rd District of Bibb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 23, 1991, recorded in Plat Book 87, Page 380, Bibb County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from George Ann S. Brown and Loya C. Brown, dated September 30, 1992, and recorded in Deed Book 2203, Pages 105-106, in the Office of the Clerk of Superior Court of Bibb County, Georgia.

  21. That certain tract or parcel of land known as the "Bleckley Substation" containing 8.21 acres, more or less, in Land Lot 387 of the 2nd District of Bleckley County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 5, Page 245, Bleckley County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric
Membership Generation & Transmission Corporation) by Warranty Deed from Marjorie Williams Wimberly, f/k/a Marjorie Williams, dated July 28, 1989, and recorded in Deed Book D-93, Pages 251-252, in the Office of the Clerk of Superior Court of Bleckley County, Georgia.

  22. That certain tract or parcel of land known as the "Cochran Substation" containing 0.2296 acres, more or less, in Land Lot 171 of the 21st District of Bleckley County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book D-102, Page 265, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book D-102, Page 275, in the Office of the Clerk of Superior Court of Bleckley County, Georgia.

  23. That certain tract or parcel of land known as the "West Side Substation" containing 0.856 acres, more or less, in Land Lots 171 and 190 of the 21st District of Bleckley County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated February 8, 1983, recorded in Plat Book 5, Page 344, Bleckley County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Leo L. Phillips, Jr. and John Robert Phillips, dated March 12, 1993, and recorded in Deed Book D-122, Page 50, in the Office of the Clerk of Superior Court of Bleckley County, Georgia.

  24. That certain tract or parcel of land known as the "Lake Windy Substation" (formerly "Central Estates Substation") containing 7.593 acres, more or less, in Land Lots 9 and 38 of the 9th District of Brantley County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 27, 1978, recorded in Plat Book 8, Page 148, in the Office of the Clerk of Superior Court of Brantley County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Dr. Wynton L. Hall, dated December 1, 1978, and recorded in Deed Book 35, Page 599, in the Office of the Clerk of Superior Court of Brantley County, Georgia; LESS AND EXCEPT: 0.93 acres, more or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Brantley County, Georgia, dated February 10, 1986, and recorded in Deed Book 43, Page 323, in the Office of the Clerk of Superior Court of Brantley County, Georgia.

  25. That certain tract or parcel of land known as the "Nahunta Substation" containing 2.3 acres of land, more or less, in Land Lot 104 of the 2nd District of Brantley County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 9, Page 246, Brantley County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from E. L. Sears, Jr., dated March 3, 1982, and recorded in Deed Book 38, Pages 506-507, in the Office of the Clerk of Superior Court of Brantley County, Georgia.

  26. That certain tract or parcel of land known as the "Quitman Substation" containing 0.492 acres, more or less, in Land Lot 353 of the 12th District of Brooks County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Colquitt Electric Membership Corporation, dated September 18, 1990, and recorded in Deed Book 174, Page 228, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 174, Page 231, in the Office of the Clerk of Superior Court of Brooks County, Georgia.

  27. That certain tract or parcel of land known as the "South Brooks Substation" containing 0.81 acres, more or less, in Land Lot 393 of the 12th District of Brooks County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 174, Page 211, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 174, Page 221, in the Office of the Clerk of Superior Court of Brooks County, Georgia; LESS AND EXCEPT: 0.0767 acres, more or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Brooks County, Georgia, dated August 27, 1993 , and recorded in Deed Book 213, Page 161, in the Office of the Clerk of Superior Court of Brooks County, Georgia.

  28. That certain tract or parcel of land known as the "Burnt Church Substation" containing 3.64 acres, more or less, in the 20th G.M.D. of Bryan County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 15, 1988, and recorded in Deed Book 7-P, Page 514, in the Office of the Clerk of Superior Court of Bryan County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Rayonier Timberlands Operating Company, dated May 26, 1989, and recorded in Deed Book 7-P, Folio 513, in the Office of the Clerk of Superior Court of Bryan County, Georgia, and by Quitclaim Deed from Rayonier Timberlands Operating Company, dated May 26, 1989, and recorded in Deed Book 7-P, Folio 515, in the Office of the Clerk of Superior Court of Bryan County, Georgia.

  29. That certain tract or parcel of land known as the "Daniel Siding Substation" containing 2.527 acres, more or less, in the 20th G.M.D. of Bryan County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 4-G, Page 323, in the Office of the Clerk of Superior Court of Bryan County, Georgia.

  30. That certain tract or parcel of land known as the "Ellabelle Substation" containing 3.55 acres, more or less, in the 1380th G.M.D. of Bryan County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated January 7, 1994, recorded in Plat Book 425, Page 2, Bryan County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Colen Floyd, dated May 10, 1994, and recorded in Deed Book 12-L, Pages 172-174, in the Office of the Clerk of Superior Court of Bryan County, Georgia.

  31. That certain tract or parcel of land known as the "River Substation" containing 3.544 acres, more or less, in the 1380th G.M.D. of Bryan County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Hugh W. Mercer, Jr., Georgia Registered Land Surveyor No. 1890, dated March 26, 1976, revised May 3, 1976, recorded in Plat Book G-2, Page 86, in the Office of the Clerk of Superior Court of Bryan County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from George C. Martin, Elizabeth S. Martin, Janice S. Martin a/k/a Janice Martin Brown, dated May 20, 1976, and recorded in Deed Book 4-J, Page 77, in the Office of the Clerk of Superior Court of Bryan County, Georgia; LESS AND EXCEPT: 0.160 acres, more or less, conveyed by undated Right-of-Way Deed from Oglethorpe Electric Membership Corporation to Georgia Department of Transportation.

  32. That certain tract or parcel of land known as the "Clito Substation" containing 3.57 acres, more or less, in the 48th G.M.D. of Bulloch County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 7, 1979, recorded in Plat Book 19, Page 90, in the Office of the Clerk of Superior Court of Bulloch County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from W. C. Hodges, Jr., dated January 3, 1980, and recorded in Deed Book 398, Page 797, in the Office of the Clerk of Superior Court of Bulloch County, Georgia.

  33. That certain tract or parcel of land known as the "Highway 301 Substation" containing 0.3650 acres, more or less, in the 44th G.M.D. of Bulloch County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 560, Page 60, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 560, Page 72, in the Office of the Clerk of Superior Court of Bulloch County, Georgia.

  34. That certain tract or parcel of land known as the "Highway 301 Substation" containing 0.18 acres, more or less, in the 44th G.M.D. of Bulloch County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 2, 1991, last revised March 3, 1992, recorded in Plat Book 40, Page 142, Bulloch County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Tony M. Nevil, dated May 20, 1992, and recorded in Deed Book 619, Page 385, in the Office of the Clerk of Superior Court of Bulloch County, Georgia.

  35. That certain tract or parcel of land known as the "Jimps Road Substation" containing 2.468 acres, more or less, in the 1209th G.M.D. of Bulloch County, Georgia, being more particularly shown on ALTA/ACSM Land Title Survey for North Arkansas Wholesale Co., Inc. and Commonwealth Land Title Insurance Company prepared by Piedmont-Olsen-Hensley, drawing No. 22438.00.100 dated September 17, 1993 and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from North Arkansas Wholesale Co., Inc., dated December 31, 1993, and recorded in Deed Book 704, Pages 5-7, in the Office of the Clerk of Superior Court of Bulloch County, Georgia.

  36. That certain tract or parcel of land known as the "Langston Substation" containing 4.82 acres, more or less, in the 1209th G.M.D. of Bulloch County, Georgia, being more particularly shown and delineated on a Plat of Survey prepared by Raoul N. Arrayo, Georgia Registered Land Surveyor No. 1336, dated December 18, 1979, recorded in Plat Book 19, Page 89, in the Office of the Clerk of Superior Court of Bulloch County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Mary A. Joiner, dated January 3, 1980, and by Warranty Deed from Dianne B. Brunson and C. Ed Brunson, dated January 4, 1980, and recorded respectively in Deed Book 398, Page 782, and Deed Book 398, Page 787, in the Office of the Clerk of Superior Court of Bulloch County, Georgia.

  37. That certain tract or parcel of land known as the "Southeast Bulloch Substation" containing 3.58 acres, more or less, in the 1523rd G.M.D. of Bulloch County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated February 24, 1988, recorded in Plat Book 32, Page 7, in the Office of the Clerk of Superior Court of Bulloch County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Hunter M. Robertson, III, dated May 25, 1988, and recorded in Deed Book 497, Page 352, in the Office of the Clerk of Superior Court of Bulloch County, Georgia.

  38. That certain tract or parcel of land known as the "Alexander Substation" containing 4.25 acres, more or less, in the 63rd G.M.D. of Burke County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 15, 1988, recorded in Plat Book A-5777, Burke County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Jesse C. Palmer, III, and Pamela Palmer Hummel, f/k/a Betty Pamela Palmer, dated December 6, 1988, and recorded in Deed Book 166, Folio 377 in the Office of the Clerk of Superior Court of Burke County, Georgia.

  39. A 30% undivided interest in those certain tracts or parcels of land containing in the aggregate 3,043.11 acres, more or less, in the 66th and 68th G.M.D. of Burke County, Georgia, being more particularly shown and delineated as Tract One on Plat of Survey prepared by C. H. Wright (Registered Land Surveyor No. 1333), designated as "Boundary Survey of Alvin W. Vogtle Plant Site and Combustion Turbine Site" dated March 15, 1976, revised December 13,

1976, said plat being filed in File No. A-3120, in the Office of the Clerk of Superior Court of Burke County, Georgia; and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by General Warranty Deed and Bill of Sale from Georgia Power Company and recorded in Deed Book 107, Page 100 of Burke County Records; LESS AND EXCEPT: 3.079 acres, more or less, conveyed by Right-of-Way Deed, dated December 13, 1982, from Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to Burke County, Georgia, recorded in Deed Book 124, Page 740, Burke County Records.

  40. That certain tract or parcel of land known as the "Gough Substation" containing 1.70 acres, more or less, in the 72nd G.M.D. of Burke County, Georgia, being more particularly shown and delineated on Plat of Survey made by George M. Ingram, Georgia Registration No. 799, dated August 23, 1972, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 101, Page 105, in the Office of the Clerk of Superior Court of Burke County, Georgia.

  41. That certain tract or parcel of land known as the "Greenscut Substation" containing 3.62 acres, more or less, in the 67th G.M.D. of Burke County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by James E. Mallett, Jr., Georgia Registered Land Surveyor No. 1983, dated November 5, 1976, recorded in Plat Book A, Page 3199, in the Office of the Clerk of Superior Court of Burke County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Mrs. Sterling J. Usher, Jr. a/k/a Thelma D. Usher and Mrs. R. M. Laffitte a/k/a Elizabeth Usher Laffitte, dated March 4, 1977, and recorded in Deed Book 106, Page 707, in the Office of the Clerk of Superior Court of Burke County, Georgia.

  42. That certain tract or parcel of land known as the "Mills Road Substation" containing 1.848 acres, more or less, in the 62nd G.M.D. of Burke County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 15, 1986, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Schwank, Inc., dated March 26, 1987, and recorded in Deed Book 156, Page 764 in the Office of the Clerk of Superior Court of Burke County, Georgia, and by Warranty Deed from Planters EMC, dated January 29, 1987, and recorded in Deed Book 158, Page 336 in the Office of the Clerk of Superior Court of Burke County, Georgia.

  43. That certain tract or parcel of land known as the "Plant Vogtle Railroad" containing 111.346 acres, more or less, being in the 66th and 67th G.M.D. of Burke County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Riley, Park, Hayden & Associates, Inc., Georgia Registered Land Surveyor No. 1749, recorded in the Office of the Clerk of Superior Court of Burke County, Georgia, and being that certain tract conveyed to Oglethorpe El ectric Membership Corporation by Warranty Deed from Georgia Power Company, and recorded in Deed Book 107, Page 100, in the Office of the Clerk of Superior Court of Burke County, Georgia.

  44. That certain tract or parcel of land known as the "Arlington Substation" containing 1.861 acres, more or less, in Land Lot 187 of the 4th District of Calhoun County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 33, Page 680, in the Office of the Clerk of Superior Court of Calhoun County, Georgia.

  45. That certain tract or parcel of land known as the "Kingsland a/k/a Hi Hat Substation" containing 2.784 acres, more or less, in the 31st G.M.D. of Camden County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 123, Page 175, in the Office of the Clerk of Superior Court of Camden County, Georgia.

  46. That certain tract or parcel of land known as the "Metter Substation" containing 0.3426 acres, more or less, in the 1685th G.M.D. of Candler County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 99, Page 624, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 99, Page 635, in the Office of the Clerk of Superior Court of Candler County, Georgia.

  47. That certain tract or parcel of land known as the "Stillmore Substation" containing 2.74 acres, more or less, in the 1734th G.M.D. of Candler County, Georgia, and being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated February 12, 1992, recorded in Plat Book 6, Page 268, Candler County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Georgia-Pacific Corporation, a Georgia corporation, dated August 4, 1992, and recorded in Deed Book 108, Page 210, in the Office of the Clerk of Superior Court of Candler County, Georgia.

  48. That certain tract or parcel of land known as the "Buck Creek Substation" containing 7.49 acres, more or less, in Land Lots 188 and 189 of the 10th District, Carroll County, Georgia, and being more particularly shown and delineated on a Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated May 21, 1979, recorded in Deed Book 392, Page 840, in the Office of the Clerk of Superior Court of Carroll County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from West Georgia Industrial Group, Ltd., dated June 21, 1979, and recorded in Deed Book 392, Page 837, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  49. That certain tract or parcel of land known as the "Clem Substation" containing 0.2447 acres, more or less, in Land Lot 9 of the 4th District of Carroll County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 685, Page 472, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 685, Page 482, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  50. That certain tract or parcel of land known as the "Highpoint Road Substation" containing 8.318 acres, more or less, in Land Lot 210 of the 2nd District of Douglas County, Georgia, and Land Lot 209 of the 2nd District of Carroll County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 27, 1987, recorded in Plat Book 15, Page 47, in the Office of the Clerk of Superior Court of Douglas County, Georgia, and in Plat Book 32, Page 127, in the Office of the Clerk of Superior Court of Carroll County, Georgia, being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from W. R. Willoughby, Jr., dated February 19, 1987, and recorded in Deed Book 549, Page 188, in the Office of the Clerk of Superior Court of Douglas County, Georgia, and by Warranty Deed from Iva Marie Willoughby Stuart and Thomas D. Stuart, dated September 2, 1987, and recorded in Deed Book 574, Page 315, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  51. That certain tract or parcel of land known as the "Jonesville Substation" containing 4.42 acres, more or less, in Land Lot 117 of the 9th District of Carroll County, Georgia, being more particularly shown on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 2, 1990, revised January 4, 1991, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Judgment of Court from Philip A. McIntyre, Larry
A. McIntyre, Barry J. McIntyre and Clarice McIntyre, dated June 17, 1991, and recorded in Deed Book 703, Page 189, in the Office of the the Clerk of Superior Court of Carroll County, Georgia.

  52. That certain tract or parcel of land known as the "Moose Lodge Substation" containing 4.66 acres, more or less, in Land Lot 182 of the 5th District of Carroll County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated May 11, 1983, recorded in Plat Book 24, Page 125, Carroll County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed and Quit Claim Deed from R. Griffin White (a/k/a Griffin White) and A. M. Ingram, dated September 21, 1983, and recorded in Deed Book 457, Pages 337-340, in the Office of the Clerk of Superior Court of Carroll County, Georgia; and a Warranty Deed from Carrollton East, LTD., by General Partner, P.P.G. Properties, dated August 25, 1983, and recorded in Deed Book 457, Pages 341-343, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  53. That certain tract or parcel of land known as the "Mount Zion Substation" containing 7.34 acres, more or less, in Land Lot 246 of the 10th District of Carroll County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated December 12, 1986, recorded in Plat Book 30, Page 288, in the Office of the Clerk of Superior Court of Carroll County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Mary Leslie Earnest, dated February 19, 1987, and recorded in Deed Book 197, Page 723, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  54. That certain tract or parcel of land known as the "Mount Zion Substation" containing 1.2550 acres, more or less, in Land Lot 246 of the 10th District of Carroll County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 685, Page 489, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 685, Page 500, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  55. That certain tract or parcel of land known as the "North Carrollton Substation" containing 2.36 acres, more or less, in Land Lot 161 of the 10th District of Carroll County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 332, Page 678, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  56. That certain tract or parcel of land known as the "North Carrollton Substation" containing 0.526 acres, more or less, in Land Lot 161 of the 10th District of Carroll County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 9, 1991, recorded in Plat Book 41, Page 90, Carroll County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Carroll Electric Membership Corporation, dated October 16, 1991, and recorded in Deed Book 717, Page 53, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  57. That certain tract or parcel of land known as the "Oak Mountain Substation" containing 2.242 acres of land, more or less, in Land Lot 228 of the 5th District of Carroll County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 22, Page 168,

Carroll County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Dorsey A. Duffey, dated October 6, 1981, and recorded in Deed Book 426, Page 849, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  58. That certain tract or parcel of land known as the "Sand Hill Substation" containing 2.60 acres, more or less, in Land Lot 111 of the 5th District of Carroll County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 332, Page 678, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  59. That certain tract or parcel of land known as the "Tisinger Substation" containing 9.393 acres, more or less, in Land Lot 93 of the 10th District of Carroll County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 14, 1991, last revised March 26, 1992, Carroll County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Judgment of Court from Mozelle Edmondson Stone, dated August 19, 1992, and recorded in Deed Book 749, Page 685, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  60. That certain tract or parcel of land known as the "Tyus Substation" containing 0.7637 acres, more or less, in Land Lots 198, 199, 218 and 219 of the 11th District of Carroll County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Carroll Electric Membership Corporation, dated September 28, 1990, and recorded in Deed Book 685, Page 507, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 685, Page 510, in the Office of the Clerk of Superior Court of Carroll County, Georgia.

  61. A 30% undivided interest in those certain tracts or parcels of land containing, in the aggregate, 2,144.44 acres, more or less, in Land Lots 154, 153, 152, 151, 150, 149, 155, 156, 157, 158, 159, 160 and 161 of the 4th
District of Carroll County, Georgia, being more particularly shown and delineated as Tract One, on Plat of Survey prepared by George M. Ingram, Registered Land Surveyor No. 799, designated as "GEORGIA POWER COMPANY, LAND DEPARTMENT, perimeter survey of Yellowdirt (Wansley) Plant Area, Carroll and Heard Counties, Georgia, dated June 19th, 1972, revised December 9th, 1975," (known as Plant Wansley), said plat being recorded in Plat Book 16, Page 26, in the Office of the Clerk of Superior Court of Carroll County, Georgia; and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by General Warranty Deed and Bill of Sale, dated April 9, 1976, from Georgia Power Company and recorded in Deed Book 342, Page 382, Carroll County Records.

  62. That certain tract or parcel of land known as the "St. George Substation" containing 2.06 acres, more or less, in the 959th G.M.D. of Charlton County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book D, Page 10, Charlton County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from George E. Bell, dated March 29, 1989, and recorded in Deed Book 35, Pages 462-463, in the Office of the Clerk of Superior Court of Charlton County, Georgia, and by Quit Claim Deed from Charlton County, Georgia, dated July 6, 1989, and recorded in Deed Book 35, Pages 739-741, in the Office of the Clerk of Superior Court of Charlton County, Georgia.

  63. That certain tract or parcel of land known as the "Briarpatch Substation" containing 0.534 acres, more or less, in Land Lot 143 of the 14th District, 2nd Section of Cherokee County, Georgia, being that certain tract conveyed to Oglethorpe Electric Membership Corporation by

Warranty Deed from Georgia Power Company, dated February 21, 1978, and recorded in Deed Book 236, Page 827, in the Office of the Clerk of Superior Court of Cherokee County, Georgia.

  64. That certain tract or parcel of land known as the "Cherokee Water Substation" containing 0.52 acres, more or less, in Land Lot 442 of the 3rd District of Cherokee County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 9, 1985, last revised December 17, 1985, recorded in Plat Book 28, Page 157, in the Office of the Clerk of Superior Court of Cherokee County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Cherokee County Water And Sewer Authority, dated January 7, 1986, and recorded in Deed Book 504, Page 27, in the Office of the Clerk of Superior Court of Cherokee County, Georgia.

  65. That certain tract or parcel of land known as the "Lake Arrowhead Substation" containing 8.545 acres, more or less, in Land Lot 162 of the 22nd District of Cherokee County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 37, Page 120, Cherokee County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Mary Jean Payne, Individually, as Executrix under the Last Will and Testament of Noel Payne and as Executrix under the Last Will and Testament of Estelle E. Payne, dated July 12, 1989, and recorded in Deed Book 803, Page 665, in the Office of the Clerk of Superior Court of Cherokee County, Georgia; LESS AND EXCEPT: Property conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Department of Transportation, State of Georgia, dated December 8, 1989 and recorded in Deed Book 839, Page 289, in the Office of the Clerk of Superior Court of Cherokee County, Georgia.

  66. That certain tract or parcel of land known as the "New Light Church Substation" containing 5.84 acres, more or less, in Land Lot 311 of the 15th District of Cherokee County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated May 12, 1987, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Judgment from Richard B. Bradshaw, dated March 4, 1988, and recorded in Deed Book 694, Page 320, in the Office of the Clerk of Superior Court of Cherokee County, Georgia; LESS AND EXCEPT: 0.10 acres, more or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Cherokee County, Georgia, dated July 29, 1988, and recorded in Deed Book , Page , in the Office of the Clerk of Superior Court of Cherokee County, Georgia.

  67. That certain tract or parcel of land known as the "Ridge Road Substation" containing 0.902 acres, more or less, in Land Lot 345 of the 15th District, 2nd Section of Cherokee County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 26, 1991, last revised January 22, 1992, recorded in Plat Book 41, Page 189, Cherokee County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from W. D. "Bud" Childers as Executor of the Last Will and Testament of Annie Johnson Childers, dated February 28, 1992, and recorded in Deed Book 1160, Page 16, in the Office of the Clerk of Superior Court of Cherokee County, Georgia.

  68. That certain tract or parcel of land known as the "West Oak Substation" containing 5.192 acres, more or less, in Land Lot 1180 of the 21st District, 2nd Section of Cherokee County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 27, 1988, recorded in Plat

Book 36, Page 146, Cherokee County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from H. Ray McPhail, dated January 11, 1989, and recorded in Deed Book 763, Folio 611, in the Office of the Clerk of Superior Court of Cherokee County, Georgia.

  69. That certain tract or parcel of land known as the "Woodstock Substation" containing 15.414 acres, more or less, in Land Lot 1210 of the 15th District, 2nd Section, of Cherokee County, Georgia, 6.67 acres of said parcel being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 17, 1985, recorded in Plat Book 28, Page 19, Cherokee County Records, and 8.744 acres of said parcel being more particularly shown on a Plat of Survey by Lamar B. Beach, Registered Land Surveyor for Georgia Power Company, dated October, 1972, said tracts were conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Estate of W. T. Brooks, Evelyn Elizabeth Brooks and Estate of William Pickens Brooks, Sr., dated August 26, 1985, and recorded in Deed Book 479, Pages 62-64, in the Office of the Clerk of Superior Court of Cherokee County, Georgia, and by General Warranty Deed and Bill of Sale from Georgia Power Company, dated May 11, 1988, and recorded in Deed Book 710, Page 96, in the Office of the Clerk of Superior Court of Cherokee County, Georgia.

  70. That certain tract or parcel of land known as the "Hull Road Substation" containing 5.57 acres, more or less, in the 219th G.M.D. of Clarke County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 25, Page 395, Clarke County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Coggins Land Company, A Georgia
Corporation, dated September 19, 1989, and recorded in Deed Book 968, Page 329, in the Office of the Clerk of Superior Court of Clarke County, Georgia.

  71. That certain tract or parcel of land known as the "Lavendar Road Substation" containing 2.81 acres, more or less, in the 1347th G.M.D. of Clarke County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 11, 1988, recorded in Plat Book 24, Page 118, in the Office of the Clerk of Superior Court of Clarke County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Mary Lester Taylor, dated February 9, 1988, and recorded in Deed Book 814, Page 106, in the Office of the Clerk of Superior Court of Clarke County, Georgia.

  72. That certain tract or parcel of land known as the "Tallassee Hydro Dam" containing 32.73 acres, more or less, in the 2418th and 1347th G.M.D. of Clarke County, Georgia, and the 1747th G.M.D. of Jackson County, Georgia, being more particularly shown and delineated on a Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Harold T. Barrett, Jr., dated October 27, 1983, and recorded in Deed Book 441, Page 90, in the Office of the Clerk of Superior Court of Clarke County, Georgia, and Deed Book 8-M, Page 65, in the Office of the Clerk of Superior Court of Jackson County, Georgia.

  73. That certain tract or parcel of land known as the "Woolsey Substation" containing 5.737 acres, more or less, in Land Lots 47, 48 & 18 of the 5th District of Clayton County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 18, 1988, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Crawford Bailey, dated August 10, 1988, and recorded in Deed Book 1491, Page 790 in the Office of the Clerk of Superior Court of Clayton

County, Georgia, and by Judgment from Helen W. Smith, dated September 26, 1988, and recorded in Deed Book 1500, Folio 253, in the Office of the Clerk of Superior Court of Clayton County, Georgia.

  74. That certain tract or parcel of land known as the "Fargo Substation" containing 0.2296 acres, more or less, in Land Lot 323 of the 13th District of Clinch County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 4C, Page 1, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 4C, Page 11, in the Office of the Clerk of Superior Court of Clinch County, Georgia.

  75. That certain tract or parcel of land known as the "West Homerville Substation" containing 5.06 acres, more or less, in Land Lot 496, of the 7th District of Clinch County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 20, 1990, recorded in Plat Book F, Page 177, in the Office of the Clerk of Superior Court of Clinch County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Brockway Standard, Inc., dated December 12, 1990, and recorded in Deed Book 4C, Page 30, in the Office of the Clerk of Superior Court of Clinch County, Georgia.

  76. That certain tract or parcel of land known as the "Brookstone Substation" containing 7.420 acres, more or less, in Land Lot 195 of the 20th District of Cobb County, Georgia, being more particularly shown and delineated on Plats of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 133, Page 86, and in Plat Book 133, Page 87, in the Office of the Clerk of Superior Court of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Leone Hall Johnson Price f/k/a Leone Hall Johnson dated November 15, 1990, and recorded in Deed Book 5933, Folio 429 in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  77. That certain tract or parcel of land known as the "Cobb Place Substation" containing 0.33 acres, more or less, in Land Lot 501 of the 16th District of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 20, 1985, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Georgia Power Company, dated June 6, 1986, and recorded in Deed Book 4041, Page 26 in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  78. That certain tract or parcel of land known as the "Due West Substation" containing 7.71 acres, more or less, in Land Lot 296 of the 20th District of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated February 24, 1986, last revised May 28, 1986, recorded in Plat Book 110, Page 68, in the Office of the Clerk of Superior Court of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from E. T. Brown, as Executor of the Last Will and Testament of William Carl Brown, dated September 5, 1986, and recorded in Deed Book 4129, Page 396 in the Office of the Clerk of Superior Court of Cobb County, Georgia; SUBJECT TO: an Easement for Ingress and Egress from Oglethorpe Power Corporation to Cobb County, Georgia dated August 28, 1989 and recorded in Deed Book 5486, Page 366, in the Office of the Clerk of Superior Court of Cobb County, Georgia; AND a Slope Easement from Oglethorpe Power Corporation to Cobb County, Georgia, dated April 8, 1988, and recorded in Deed Book 4966, Page 402, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  79. That certain tract or parcel of land known as the "Fair Oaks Substation" containing 2.30 acres, more or less, in Land Lot 13 of the 17th District, 2nd Section, Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 1623, Page 231, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  80. That certain tract or parcel of land known as the "Five Points Substation" containing 3.597 acres, more or less, in Land Lot 898 of the 16th District, 2nd Section of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Deed Book 2222, Page 437, Cobb County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Wammock & Company, dated August 15, 1980, and recorded in Deed Book 2222, Page 547, in the Office of the Clerk of Superior Court of Cobb County, Georgia; LESS AND EXCEPT: 0.146 acres of land, more or less, in Land Lot 898 of the 16th District, 2nd Section of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Deed Book 2222, Page 437, Cobb County Records, and being that certain tract conveyed from Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed to Cobb County, Georgia, dated October 13, 1980, and recorded in Deed Book 2267, Page 434, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  81. That certain tract or parcel of land known as the "Flint Hill Substation" containing 2.174 acres, more or less, in Land Lot 1137 of the 19th District of Cobb County, Georgia, being more particularly shown on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 20, 1990, recorded in Plat Book 5866, Page 380, Cobb County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from ECLA Loan Fund, dated September 11, 1990, and recorded in Deed Book 5866, Page 378-379, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  82. That certain tract or parcel of land known as the "Fontaine Substation" containing 2.015 acres, more or less, in Land Lots 184 and 185 of the 17th District, 2nd Section of Cobb County, Georgia, and being more particularly shown and delineated on Plat of Survey prepared by Ronnie L. Ray, Georgia Registered Land Surveyor No. 1781, dated July 1, 1975, revised March 24, 1976, recorded at Plat Book 66, Page 33, in the Office of the Clerk of Superior Court of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Douglas County Electric Membership Corporation, dated July 16, 1976, and recorded in Deed Book 1702, Page 726, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  83. That certain tract or parcel of land known as the "Hawkins Store Road Substation" containing 3.76 acres, more or less, in Land Lots 211 and 212 of the 16th District of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 3, 1987, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Sue W. Davis, dated September 15, 1987, and recorded in Deed Book 4645, Page 183, in the Office of the Clerk of Superior Court of Cobb County, Georgia; LESS AND EXCEPT: Property conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Cobb County, Georgia, dated November 28, 1989, and recorded in Deed Book 5585, Page 225, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  84. That certain tract or parcel of land known as the "Hicks Road Substation", containing 6.40 acres, more or less, in Land Lots 24, 25, 48, and 49 of the 17th District, 2nd Section of Cobb

County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated January 29, 1993, recorded in Plat Book 149, Page 28, Cobb County Records and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Lucy Glore Barnes, Individually and as Executrix of the Estate of J.F. Barnes, dated March 9, 1994, and recorded in Deed Book 8112, Page 0490-0491, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  85. That certain tract or parcel of land known as the "Lassiter Substation" containing 6.50 acres, more or less, in Land Lots 401 and 464 of the 16th District of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by James E. Mallett, Jr., Surveyor, Georgia Registration No. 1983, dated May 13, 1976, recorded in Plat Book 66, Page 170, in the Office of the Clerk of Superior Court of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Harriett F. Reeves, dated November 16, 1976, and recorded in Deed Book 1733, Page 77, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  86. That certain tract or parcel of land known as the "Lithia Springs Substation" containing 9.21 acres, more or less, in Land Lots 127 and 106 of the 18th District, 2nd Section, Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by W.L. Bishop, Surveyor, dated June, 1969, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 1623, Page 231, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  87. That certain tract or parcel of land known as the "Lost Mountain Substation" containing 4.9804 acres, more or less, in Land Lot 82 of the 19th District of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Cobb Electric Membership Corporation, dated August 28, 1990, and recorded in Deed Book 5963, Page 1, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 5963, Page 4, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  88. That certain tract or parcel of land known as the "Macland Substation" containing 9.665 acres, more or less, in Land Lots 685 and 722 of the 19th District of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated May 12, 1988, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Co rporation) by Warranty Deed from James E. Stokes and Willie H. Stokes, dated May 19, 1988, and recorded in Deed Book 4945, Page 140, in the Office of the Clerk of Superior Court of Cobb County, Georgia; LESS AND EXCEPT: Property conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Cobb County, Georgia, dated May 15, 1980 and recorded in Deed Book 5874, Page 166, in the Office of the Clerk of Superior Court of Cobb County, Georgia; AND Property conveyed by Right-of-Way from Oglethorpe Power Corporation to Cobb County, Georgia, dated May 15, 1980 and recorded in Deed Book 5874, Page 28, in the Office of the Clerk of Superior Court of Cobb County, Georgia; ALSO LESS AND
EXCEPT: 0.329 acres, more or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Cobb County, Georgia dated June 12, 1992 and recorded in Deed Book 6916, Page 534, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  89. That certain tract or parcel of land known as the "Maybreeze Substation" containing 4.164 acres, more or less, in Land Lots 203 and 230 of the 16th District of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 30, 1987, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmis-sion Corporation) by Warranty Deed from Steven B. Leebow, dated August 7, 1987, and recorded in Deed Book 4596, Page 268, in the Office of the Clerk of Superior Court of Cobb County, Georgia; SUBJECT TO: an Easement from Oglethorpe Power Corporation to Georgia Power Company dated May 3, 1988, and recorded in Deed Book 5027, Page 146, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  90. That certain tract or parcel of land known as the "Mountain Park Substation" containing 4.59 acres, more or less, in Land Lot 38 of the 16th District, 2nd Section of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Parkwood Properties (Ltd. Partnership), dated November 19, 1980, and recorded in Deed Book 2278, Page 480, in the Office of the Clerk of Superior Court of Cobb County, Georgia; LESS AND EXCEPT: 0.112 acres, more or less, conveyed by Warranty Deed dated July 13, 1981, from Oglethorpe Power Corporation to Cobb County, Georgia; AND .051 acres, more or less, conveyed by Right-of-Way Deed dated March 16, 1992, from Oglethorpe Power Corporation to Georgia Department of Transportation and recorded in Deed Book , Page , in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  91. That certain tract or parcel of land known as the "McPherson Road Substation" containing 7.416 acres, more or less, in Land Lots 54 and 100 of the 1st District, 2nd Section of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 20, 1984, recorded in Plat Book 95, Page 59, Cobb County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Eugene M. Clary, dated September 5, 1984, and recorded in Deed Book 3274, Page 92, in the Office of the Clerk of Superior Court of Cobb County, Georgia: LESS AND EXCEPT: 0.47 acres, more or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Cobb County, Georgia, dated December 8, 1984, and recorded in Deed Book 3365, Page 516, in the Office of the Clerk of Superior Court of Cobb County, Georgia; AND 0.05 acres, more or less, conveyed by Oglethorpe Power Corporation to Cobb County, Georgia, dated December 10, 1984, and recorded in Deed Book 3365, Page 518, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  92. That certain tract or parcel of land known as the "North Marietta Substation" containing 9.21 acres, more or less, in Land Lot 1143 of the 16th District of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 1623, Page 231, in the Office of the Clerk of Superior Court of Cobb County, Georgia; SUBJECT TO:
Easement from Oglethorpe Power Corporation to Louie H. Simmons and Melba J. Simmons dated March 28, 1991 and recorded in Deed Book 6124, Page 391, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  93. That certain tract or parcel of land known as the "North Marietta Substation" containing 1.22 acres, more or less, in Land Lot 1143 of the 16th District of Cobb County, Georgia and being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 9, 1991 recorded in Plat Book 136, Page 10 in Cobb County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from John H. Fitts, dated November 19, 1990, and recorded in Deed Book 5935, Pages 160-161, and Warranty Deed from Homer Lee Burge, dated November 19, 1990, and recorded in Deed Book 5935, Pages 162-163 and Warranty Deed from Eugene King and Dessie King, dated November 19, 1990, and recorded in Deed Book 5935, Pages 167-168, and Warranty Deed from Louie H. Simmons, dated December 19, 1990, and recorded in Deed Book 6013, Pages 0423-0424, and Warranty Deed from Hazel S. Saine, dated December 14, 1990, and recorded in Deed Book 6013, Page 0425 in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  94. That certain tract or parcel of land known as the "Oakdale Substation" containing 1.377 acres, more or less, in Land Lot 756 of the 17th District of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 11, 1985, last revised September 19, 1985, recorded in Plat Book 103, Page 90, in the Office of the Clerk of Superior Court of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Louise Gray Howard as Trustee Under Agreement (6-1-73) with James W. Howard for the Benefit of James Walton Howard, Jr., Anne Gray Howard and John Winston Howard, dated September 20, 1985, and recorded in Deed Book 3684, Page 109, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  95. That certain tract or parcel of land known as the "Parkaire Substation" in Land Lot 215 of the 1st District, 2nd Section of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 1623, Page 231, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  96. That certain tract or parcel of land known as the "Roberts Road Substation" containing 0.23 acres, more or less, in Land Lots 172 and 173 of the 20th District of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 20, 1985, recorded in Deed Book 4041, Page 25, in the Office of the Clerk of Superior Court of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Georgia Power Company, dated June 6, 1986, and recorded in Deed Book 4041, Page 24, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  97. That certain tract or parcel of land known as the "South Acworth Substation" containing 4.41 acres, more or less, in Land Lot 49 of the 20th District of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 31, 1986, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Henry J. Yee, David R. Clarke, Ngkam Tongi and Jason Kwok Wai Chan, dated August 6, 1987, and recorded in Deed Book 4596, Page 259, in the Office of the Clerk of Superior Court of Cobb County, Georgia, and by Judgment from Warren L. Day and Jack Diemer, et al., dated November 28, 1987, and recorded in Deed Book 4724, Page 8, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  98. That certain tract or parcel of land known as the "Terrell Mill Substation" containing 5.163 acres, more or less, in Land Lot 924 of the 17th District, 2nd Section of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Harris J. Romero, Georgia Registered Land Surveyor No. 1956, dated June 25, 1978, and recorded in Deed Book 71, Page 101, in the Office of the Clerk of Superior Court of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from W. H. Hutcheson and Vernice Hutcheson, dated August 9, 1978, and recorded in Deed Book 1916, Page 347, in the Office of the Clerk of Superior Court of Cobb County, Georgia; LESS AND
EXCEPT: 1.17 acres, more or less, conveyed by Warranty Deed, dated June 13, 1984, from Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to William Marcus Reed, II, recorded in Deed Book 3156, Pages 196-200, in the Office of the Clerk of Superior Court of Cobb County, Georgia; AND LESS AND EXCEPT: 0.143 acre, more or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Cobb County, Georgia dated September 13, 1978, and recorded in Deed Book 1928, Page 592, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  99. That certain tract or parcel of land known as the "Tritt Road Substation" containing 6.354 acres, more or less, in Land Lots 599 and 626 of the 16th District, 2nd section of Cobb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 133, Page 98, in the Office of the Clerk of Superior Court of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by (1) Warranty Deed from Joan Penelope Strait dated October 4, 1990, and recorded in Deed Book 5889, Folio 236, (2) Quitclaim Deed from James R. Strait a/k/a James Randall Strait dated October 4, 1990, and recorded in Deed Book 5889, Folio 242, (3) Quitclaim Deed from Helen M. Strait dated September 4, 1990, and recorded in Deed Book 5889, Folio 240, and (4) Quitclaim Deed from Brenda K. Barlow Strait dated October 4, 1990 and recorded in Deed Book 5889, Folio 238, all having been recorded in the Office of the Clerk of Superior Court of Cobb County, Georgia; LESS AND EXCEPT: Property conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Cobb County, Georgia dated January 25, 1990, and recorded in Deed Book 5683, Page 28, in the Office of the Clerk of Superior Court of Cobb County, Georgia; AND 0.716 acres, more or less, conveyed by Quitclaim Deed from Oglethorpe Power Corporation to Alicia Smith a/k/a William L. Smith dated October 2, 1992 and recorded in Deed Book 6946, Page 324, in the Office of the Clerk of Superior Court of Cobb County, Georgia; AND SUBJECT TO: an Easement from Oglethorpe Power Corporation to Cobb Electric Membership Corporation dated October 5, 1990 and recorded in Deed Book 5918, Page 52, in the Office of the Clerk of Superior Court of Cobb County, Georgia.

  100. That certain tract or parcel of land known as the "West Marietta Substation" containing 30.752 acres, more or less, in Land Lot 625 of the 19th District, 2nd Section of Cobb County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company dated August 11, 1975, and recorded in Deed Book 1623, Page 231, in the Office of the Clerk of Superior Court of Cobb County, Georgia; SUBJECT TO: a Sewer Line Easement from Oglethorpe Power Corporation to Cobb County, Georgia, dated March 18, 1986, and recorded in Deed Book 3927, Page 10, in the Office of the Clerk of Superior Court o Cobb County, Georgia.

  101. That certain tract or parcel of land known as the "Baker Highway Substation" containing 1.882 acres, more or less, in Land Lot 103 of the 6th District of Coffee County, Georgia, being more particularly shown and delineated on Plat of Survey made by George M. Ingram, Georgia Registered Land Surveyor No. 799, dated July 26, 1972, recorded in Plat Book 7, Page 159, Coffee County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book RE-75, Page 1362, in the Office of the Clerk of Superior Court of Coffee County, Georgia.

  102. That certain tract or parcel of land known as the "Bushnell Substation" containing 2.60 acres, more or less, in Land Lot 88 of the 6th District of Coffee County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated March 15, 1984, recorded in Plat Book 35, Page 60, Coffee County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by two Warranty Deeds from Rexford Batten, the first dated April 17, 1984, and recorded in Real Estate Book 84, Page 1091, in the Office of the Clerk of Superior Court of Coffee County, Georgia, and the second dated July 17, 1984, and recorded in Real Estate Book 84, Page 1947, in the Office of the Clerk of Superior Court of Coffee County, Georgia; LESS AND EXCEPT: 0.10 acres, more or less, conveyed by Oglethorpe Power Corporation to Coffee County, Georgia, by Rural Post Roads Right-of-Way Deed, dated November 15, 1988, and recorded in Deed Book 300, Page 248, in the Office of the Clerk of Superior Court of Coffee County, Georgia.

  103. That certain tract or parcel of land known as the "Douglas Substation" in Land Lot 145 of the 6th District of Coffee County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 13, 1975, and recorded in Reel 75, Page 1365, in the Office of the Clerk of Superior Court of Coffee County, Georgia.

  104. That certain tract or parcel of land known as the "Oak Park Substation" containing 1.14 acres, more or less, in Land Lot 236 of the 6th District of Coffee County, Georgia, being more particularly shown as Tract Two of survey made by George M. Ingram, Georgia Registered Land Surveyor No. 799, dated November 23, 1973, recorded in Plat Book 8, Page 107, Coffee County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Co rporation by Warranty Deed from Georgia Power Company dated August 11, 1975, and recorded in Deed Book RE-75, Page 1362, in the Office of the Clerk of Superior Court of Coffee County, Georgia.

  105. That certain tract or parcel of land known as the "Wilsonville Substation" containing 8.60 acres, more or less, in Land Lot 445 of the 6th District of Coffee County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 3, 1987, recorded in Plat Book 46, Page 13, in the Office of the Clerk of Superior Court of Coffee County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from James
L. Carter, dated October 21, 1987, and recorded in Deed Book 271, Page 23, in the Office of the Clerk of Superior Court of Coffee County, Georgia.

  106. That certain tract or parcel of land known as the "Berlin Substation" containing 0.456 acres, more or less, in Land Lot 487 of the 9th District of Colquitt County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Georgia Power Company, Land Department, recorded in Plat Book 3, Page 148, in the Office of the Clerk of Superior Court of Colquitt County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Quitclaim Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 445, Page 343, in the Office of the Clerk of Superior Court of Colquitt County, Georgia.

  107. That certain tract or parcel of land known as the "Cool Springs Substation" containing 0.9413 acres, more or less, in Land Lots 109 and 122 of the 9th District of Colquitt County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Georgia Power Company, dated January 25, 1978, recorded in Plat Book 10, Page 124, in the Office of the Clerk of Superior Court of Colquitt County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 445, Page 308, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 445, Page 319, in the Office of the Clerk of Superior Court of Colquitt County, Georgia.

  108. That certain tract or parcel of land known as the "Doerun Substation" containing 3.50 acres, more or less, in Land Lot 41 of the 8th District of Colquitt County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated March 14, 1988, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Judgment from James C. Williams and Charles Everett, dated August 1, 1988, and recorded in Deed Book 418, Page 521, in the Office of the Clerk of Superior Court of Colquitt County, Georgia.

  109. That certain tract or parcel of land known as the "Rose Hill Substation" containing 0.954 acres, more or less, in Land Lot 319 of the 8th District of Colquitt County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by W. L. Bishop, Surveyor, dated April, 1966, recorded in Plat Book 4, Page 283, in the Office of the Clerk of Superior Court of Colquitt County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 445, Page 326, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 445, Page 336, in the Office of the Clerk of Superior Court of Colquitt County, Georgia.

  110. That certain tract or parcel of land known as the "Sunset Substation" containing 4.541 acres, more or less, in Land Lot 383 of the 8th District of Colquitt County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated March 26, 1980, and recorded in Plat Book 13, Page 134, in the Office of the Clerk of Superior Court, Colquitt County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from C. O. Smith, Jr. Farms, A Limited Partnership, dated April 22, 1980, and recorded in Deed Book 344, Page 401, in the Office of the Clerk of Superior Court, Colquitt County, Georgia.

  111. That certain tract or parcel of land known as the "Tallokus Substation" containing 0.7504 acres, more or less, in Land Lot 432 of the 8th District of Colquitt County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 445, Page 290, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 445, Page 301, in the Office of the Clerk of Superior Court of Colquitt County, Georgia.

  112. That certain tract or parcel of land known as the "Berzelia Substation" containing 4.33 acres, more or less, in the 125th G.M.D. of Columbia County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 17, 1988, recorded in Plat Book B, Slide 29 #3, Columbia County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Ronnie
N. Horseman, dated January 4, 1989, and recorded in Deed Book 724, Folio 151, in the Office of the Clerk of Superior Court of Columbia County, Georgia.

  113. That certain tract or parcel of land known as the "Deere Substation" containing 0.16 acres, more or less, in the 126th and 1285th G.M.D. of Columbia County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 12, 1990, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Easement for Pole Mounted Substation from John Deere Commercial Products, Inc., dated March 13, 1991, and recorded in Deed Book 931, Page 269, in the Office of the Clerk of Superior Court of Columbia County, Georgia.

  114. That certain tract or parcel of land known as the "Cecil Substation" containing 1.3422 acres, more or less, in Land Lot 458 of the 9th District of Cook County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 208, Page 349, by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 208, Page 359, in the Office of the Clerk of Superior Court of Cook County, Georgia and by Quitclaim Deed from Cook

County, Georgia, dated July 2, 1991 and recorded in Deed Book 213, Page 332, in the Office of the Clerk of Superior Court of Cook County, Georgia.

  115. That certain tract or parcel of land known as the "Cecil Substation" containing 0.27 acres, more or less, in Land Lot 458 of the 9th District of Cook County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 18, 1991, last revised February 5, 1992, recorded in Plat Book 47, Page 7, Cook County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from William Davis Fulp, dated February 28, 1992, and recorded in Deed Book 221, Page 336, in the Office of the Clerk of Superior Court of Cook County, Georgia.

  116. That certain tract or parcel of land known as the "Mountain Creek Substation" containing 4.103 acres, more or less, in Land Lot 36 of the 5th District of Coweta County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 27, Page 93, Coweta County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Lindsey H. Barron, dated May 12, 1980, and recorded in Deed Book 316, Pages 719-720, in the Office of the Clerk of Superior Court of Coweta County, Georgia.

  117. That certain tract or parcel of land known as the "North Coweta Substation" containing 2.93 acres, more or less, in Land Lot 98 of the 7th District of Coweta County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 12, 1982, and being that certain tract transferred to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Final Judgment in Civil Action, File No. 12645, the Condemnation Proceeding Order of said Civil Action being dated November 2, 1982, and recorded in Deed Book 343, Pages 455-458, in the Office of the Clerk of Superior Court of Coweta County, Georgia.

  118. That certain tract or parcel of land known as the "Senoia Substation" containing 2.79 acres, more or less, in Land Lot 286 of the 1st District of Coweta County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 257, Page 32, in the Office of the Clerk of Superior Court of Coweta County, Georgia.

  119. That certain tract or parcel of land known as the "Sharpsburg Substation" containing 10.0 acres, more or less, in the Land Lot 122 of the 1st District of Coweta County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Georgia Registered Land Surveyor No. 2178, dated May 26, 1992, recorded in Plat Book 54, Page 239, Coweta County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Leslie M. Alden a/k/a Leslie Alden, dated January 12, 1993, and recorded in Deed Book 729, Pages 500-501, in the Office of the Clerk of Superior Court of Coweta County, Georgia.

  120. That certain tract or parcel of land known as the "Dawsonville Substation" containing 1.6463 acres, more or less, in Land Lot 254 of the 13th District of Dawson County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Sawnee Electric Membership Corporation, dated September 20, 1990, and recorded in Deed Book 138, Page 241, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 138, Page 244, in the Office of the Clerk of Superior Court of Dawson County, Georgia.

  121. That certain tract or parcel of land known as the "Juno Substation" containing 4.508 acres, more or less, in Land Lot 1171 of Dawson County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated March 24, 1989, recorded in Plat Book 24, Page 159, Dawson County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Winston H. Harben, dated April 13, 1989, and recorded in Deed Book 119, Folio 516, in the Office of the Clerk of Superior Court of Dawson County, Georgia, and by Quitclaim Deed from Winston H. Harben, dated May 10, 1989, and recorded in Deed Book 120, Folio 229, in the Office of the Clerk of Superior Court of Dawson County, Georgia.

  122. That certain tract or parcel of land known as the "Attapulgus
Substation" containing 2.98 acres, more or less, in Land Lots 184 and 185 of the 20th District of Decatur County, Georgia, and being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 28, 1992, recorded in Cabinet B, Slide 92-1, Decatur County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission
Corporation) by Warranty Deed from H. A. Laird and Jean F. Laird, dated June 15, 1992, and recorded in Deed Book F-17, Pages 133-134, in the Office of the Clerk of Superior Court of Decatur County, Georgia.

  123. That certain tract or parcel of land known as the "Attapulgus Substation" containing 1.0127 acres, more or less, in Land Lots 184 and 185 of the 20th District of Decatur County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Grady County Electric Membership Corporation, dated September 5, 1990, and recorded in Deed Book L-16, Page 511, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book L-16, Page 514, in the Office of the Clerk of Superior Court of Decatur County, Georgia.

  124. That certain tract or parcel of land known as the "Pine Hill Substation" containing 2.73 acres, more or less, in Land Lot 452 of the 15th District of Decatur County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 15, 1986, recorded in Plat Book D, Page 76, in the Office of the Clerk of Superior Court of Decatur County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Owen Aultman, dated November 21, 1986, and recorded in Deed Book N14, Page 311, in the Office of the Clerk of Superior Court of Decatur County, Georgia; and by Warranty Deed from Decatur County, Georgia, dated November 21, 1986, and recorded in Deed Book N14, Page 313, in the Office of the Clerk of Superior Court of Decatur County, Georgia.

  125. That certain tract or parcel of land known as the "Recovery Substation" containing 0.90 acres, more or less, in Land Lot 352 of the 21st District of Decatur County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book D, Page 151, Decatur County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Myrtle B. Johnson, dated October 10, 1989, and recorded in Deed Book W-15, Page 743, in the Office of the Clerk of Superior Court of Decatur County, Georgia.

  126. That certain tract or parcel of land known as the "Recovery Substation" containing 1.3742 acres, more or less, in Land Lot 352 of the 21st District of Decatur County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Grady County Electric

Membership Corporation, dated September 5, 1990, and recorded in Deed Book L-16, Page 521, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book L-16, Page 524, in the Office of the Clerk of Superior Court of Decatur County, Georgia.

  127. That certain tract or parcel of land known as the "Mimosa Substation" containing 9.28 acres, more or less, in Land Lot 4 of the 15th District of DeKalb County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 12, 1988, recorded in Plat Book 86, Page 63, in the Office of the Clerk of Superior Court of DeKalb County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Mrs. Neva D. Warren, dated January 27, 1988, and recorded in Deed Book 6081, Page 642, in the Office of the Clerk of Superior Court of DeKalb County, Georgia; LESS AND EXCEPT:
Property conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to DeKalb County, Georgia, recorded in Deed Book 6119, Page 344, in the Clerk of Superior Court of DeKalb County, Georgia.

  128. That certain tract or parcel of land known as the "OPC New Corporate Headquarters Facility" containing 20.76 acres, more or less, in Land Lots 188 and 189 of the 18th District of DeKalb County, Georgia, being more particularly shown and delineated on Plat of Survey made by George T. White, Georgia Registered Land Surveyor No. 1929, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation &
Transmission Corporation) by Limited Warranty Deed from Southern Realty Equities, Inc., dated July 15, 1981, and recorded in Deed Book 4503, Pages 114-115, in the Office of the Clerk of Superior Court of DeKalb County, Georgia.

  129. That certain tract or parcel of land known as the "Dodge Substation" containing 5.11 acres, more or less, in Land Lot 17 of the 15th District of Dodge County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 11, 1986, revised April 25, 1986, recorded in Plat Book 20, Page 223, in the Office of the Clerk of Superior Court of Dodge County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Executor's Deed from John
S. Candler, II, Executor, dated May 9, 1986, and recorded in Deed Book 190, Page 92, in the Office of the Clerk of Superior Court of Dodge County, Georgia.

  130. That certain tract or parcel of land known as the "Eastman Substation" containing 4.749 acres, more or less, in Land Lot 279 of the 16th District of Dodge County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 140, Page 656, in the Office of the Clerk of Superior Court of Dodge County, Georgia.

  131. That certain tract or parcel of land known as the "Milan Substation" containing 0.79 acres, more or less, and being in Land Lot 67 of the 14th District of Dodge County, Georgia, being more particularly shown and delineated on a topographic map of said property entitled "Ocmulgee EMC No. 3 44/12 kV Substation" prepared by the Georgia Power Company Engineering Department, dated November 14, 1955, and being that certain tract conveyed by a General Warranty Deed and Bill of Sale made by Georgia Power Company to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), dated April 4, 1980, and recorded in Deed Book 163, Page 589, in the Office of the Clerk of Superior Court of Dodge County, Georgia.

  132. That certain tract or parcel of land known as the "Plainfield Substation" containing 2.065 acres, more or less, in Land Lot 133 of the 16th District of Dodge County, Georgia, being more particularly shown and delineated on Plat of Survey made by Carey E. Treadwell, Georgia

Registered Land Surveyor No. 1538, dated May 19, 1973, recorded in Plat Book 11, Page 290, Dodge County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 140, Page 656, in the Office of the Clerk of Superior Court of Dodge County, Georgia.

  133. That certain tract or parcel of land known as the "Roddy Substation" containing 1.065 acres, more or less, in Land Lot 254 of the 19th District of Dodge County, Georgia, being more particularly shown and delineated and described as "Ga. Power Co." on Plat of Survey prepared by W. L. Bishop, Surveyor, dated April, 1966, recorded in Plat Book 7, Page 68, in the Office of the Clerk of Superior Court of Dodge County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 217, Page 265, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 217, Page 275, in the Office of the Clerk of Superior Court of Dodge County, Georgia.

  134. That certain tract or parcel of land known as the "Bratcher Creek Substation" containing 1.967 acres, more or less, in Land Lot 224 of the 3rd District of Dooly County, Georgia, being more particularly shown and delineated on Plat of Survey made by James R. Littlefield, Surveyor, Georgia Registration No. 1304, dated September 19, 1975, recorded at Plat Book 4, Page 204, Dooly County Land Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from T. J. Watson and Lillie
D. Watson, dated December 1, 1975, and recorded in Deed Book 120, Page 299, in the Office of the Clerk of Superior Court of Dooly County, Georgia.

  135. That certain tract or parcel of land known as the "Peavey Substation" containing 5.03 acres, more or less, in Land Lot 50 of the 3rd District of Dooly County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 27, 1990, recorded in Plat Book 8, Page 213, Dooly County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Jack Brannen Farms, Inc., dated July 25, 1990, and recorded in Deed Book 178, Page 862, in the Office of the Clerk of Superior Court of Dooly County, Georgia, and by Quitclaim Deed from Jack Brannen Farms, Inc., dated July 25, 1990, and recorded in Deed Book 178, Page 863, in the Office of the Clerk of Superior Court of Dooly County, Georgia.

  136. That certain tract or parcel of land known as the "Gillionville Road Substation" containing 3.391 acres, more or less, in Land Lot 87 of the 2nd District of Dougherty County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 29, 1979, and recorded in Deed Book 636, Page 150, in the Office of the Clerk of Superior Court of Dougherty County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from T. J. McDowell, dated June 6, 1979, and recorded in Deed Book 636, Page 148, in the Office of the Clerk of Superior Court of Dougherty County, Georgia.

  137. That certain tract or parcel of land known as the "Hardup Substation" containing 0.15 acres, more or less, being part of Lot 9 of the Acker-Headrick Subdivision in Dougherty County, Georgia, as shown and delineated on Plat of Survey recorded in Plat Book 2, Page 140, Dougherty County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Mitchell Electric Membership Corporation, dated August 14, 1975, and recorded in Deed Book 553, Page 566, in the Office of the Clerk of Superior Court of Dougherty County, Georgia.

  138. That certain tract or parcel of land known as the "Pecan City Substation" containing 6.56 acres, more or less, in Land Lots 93 and 94 of the 1st District of Dougherty County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 9, 1985, last revised November 11, 1985, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deeds from Mrs. Frances Wellman, dated October 15, 1985, and recorded in Deed Book 781, Page 289 in the Office of the Clerk of Superior Court of Dougherty County, Georgia, and from Lobarton Investments, Inc., dated January 16, 1986, and recorded in Deed Book 779, Pages 217-219 in the Office of the Clerk of Superior Court of Dougherty County, Georgia.

  139. That certain tract or parcel of land known as the "Bankhead Park Substation" containing 5.53 acres, more or less, in Land Lot 542 of the 18th District, 2nd Section of Douglas County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 21, 1984, recorded in Plat Book 13, Page 121, Douglas County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Quitclaim Deed from Rebecca Jane Riley, Carolyn Elizabeth Garrett and Dorothy Gail Watson, dated July 30, 1984, and recorded in Deed Book 450, Pages 528-529, in the Office of the Clerk of Superior Court of Douglas County, Georgia.

  140. That certain tract or parcel of land known as the "Cedar Mountain Substation" containing 12.10 acres, more or less, in Land Lot 222 of the 2nd District of Douglas County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated December 9, 1982, recorded in Plat Book 12, Page 191, Douglas County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Mrs. Evie L. Wellham, dated March 3, 1983, and recorded in Deed Book 412, Pages 141-142, in the Office of the Clerk of Superior Court of Douglas County, Georgia.

  141. That certain tract or parcel of land known as the "Central Church Road Substation" containing 3.83 acres, more or less, in Land Lot 97 of the 2nd District, 5th Section of Douglas County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed dated August 11, 1975, and recorded in Deed Book 278, Page 386, in the Office of the Clerk of Superior Court of Douglas County, Georgia.

  142. That certain tract or parcel of land known as the "Douglasville Substation" in Land Lots 541 and 542 of the 18th District of Douglas County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 278, Page 386, in the Office of the Clerk of Superior Court of Douglas County, Georgia; LESS AND EXCEPT: 3.65 acres, more or less, conveyed to Douglas County Electric Membership Corporation dated October 8, 1986, and recorded in Deed Book 572, Page 332, in the Office of the Clerk of Superior Court of Douglas County, Georgia.

  143. That certain tract or parcel of land known as the "Fairplay Substation" containing 0.925 acres, more or less, in Land Lot 115 of the 3rd District of Douglas County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 704, Page 535, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 704, Page 545, in the Office of the Clerk of Superior Court of Douglas County, Georgia; TOGETHER WITH: a Slope Easement from Marissa Ann Kaufman and Charles P. Kaufman, dated February 26, 1991, and recorded in Deed Book 710, Page 795, a Slope Easement from Brian D. Albertson, dated February 19, 1991, and recorded in Deed Book 711, Page 643, and a

Slope Easement from Vicki Lynn Kato and Terry L. Kato, dated February 25, 1991, and recorded in Deed Book 710, Page 797, in the Office of the Clerk of Superior Court of Douglas County, Georgia.

  144. That certain tract or parcel of land known as the "Groover Lake Substation" containing 7.15 acres, more or less, in Land Lot 670 of the 18th District of Douglas County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 28, 1988, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Guy A. Sears, Sr., dated June 22, 1988, and recorded in Deed Book 608, Page 652, in the Office of the Clerk of Superior Court of Douglas County, Georgia.

  145. That certain tract or parcel of land known as the "Highpoint Road Substation" containing 8.318 acres, more or less, in Land Lot 210 of the 2nd District of Douglas County, Georgia, and Land Lot 209 of the 2nd District of Carroll County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 27, 1987, recorded in Plat Book 15, Page 47, in the Office of the Clerk of Superior Court of Douglas County, Georgia, and in Plat Book 32, Page 127, in the Office of the Clerk of Superior Court of Carroll County, Georgia, being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from W. R. Willoughby, Jr., dated February 19, 1987, and recorded in Deed Book 549, Page 188, in the Office of the Clerk of Superior Court of Douglas County, Georgia, and by Warranty Deed from Iva Marie Willoughby Stuart and Thomas D. Stuart, dated September 2, 1987, and recorded in Deed Book 574, Page 315, in the Office of the Clerk of Superior Court of Carroll County, Georgia; SUBJECT TO: Easement from Oglethorpe Power Corporation to Southern Bell Telephone and Telegraph Company, dated May 5, 1990, recorded in Deed Book 682, Page 758, in the Office of the Clerk of Superior Court of Douglas County, Georgia.

  146. That certain tract or parcel of land known as the "Mason Creek Substation" containing 5.89 acres, more or less, in Land Lot 102 of the 2nd District, 5th Section of Douglas County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from John O. Warren, dated November 21, 1988, and recorded in Deed Book 627, Page 293, in the Office of the Clerk of Superior Court of Douglas County, Georgia.

  147. That certain tract or parcel of land known as the "Mount Carmel Substation" containing 7.49 acres, more or less, in Land Lot 1010 of the 18th District, 2nd Section of Douglas County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 22, 1988, recorded in Plat Book 16, Page 288, Douglas County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Paul H. Robinson, Jr., dated December 29, 1988, and recorded in Deed Book 629, Page 528, in the Office of the Clerk of Superior Court of Douglas County, Georgia.

  148. That certain tract or parcel of land known as the "North Damascus Substation" containing 0.58 acres, more or less, in Land Lot 252, of the 6th District of Early County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated March 7, 1991, recorded in Plat Book 170, Page 164, in the Office of the Clerk of Superior Court of Early County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Freda Daniel McArthur, dated April 4, 1991, and recorded in Deed Book 178, Page 318, in the Office of the Clerk of Superior Court of Early County, Georgia.

  149. That certain tract or parcel of land known as the "Sawhatchee Substation" containing 0.6258 acres, more or less, in Land Lot 344 of the 28th District of Early County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 177, Page 355, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 177, Page 365, in the Office of the Clerk of Superior Court of Early County, Georgia.

  150. That certain tract or parcel of land known as the "Wright's Chapel Substation" containing 5.45 acres, more or less, in Land Lot 133 of the 16th District of Echols County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Georgia Registered Land Surveyor No. 2178, dated April 23, 1993, recorded in PC 1, Slide 60, Page 3, Echols County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Patricia J. Strickland and Sherrel Lavon Strickland, dated June 22, 1993, and recorded in Deed Book 35, Page 309, in the Office of the Clerk of Superior Court of Echols County, Georgia.

  151. That certain tract or parcel of land known as the "Egypt Substation" containing 6.744 acres, more or less, being Tract "A" and Tract "B," in the 12th G.M.D. of Effingham County, Georgia, and being more particularly shown and delineated on Plat of Survey made by James E. Mallett, Jr., Surveyor, dated August 17, 1976, and recorded in Plat Book 10, Page 16, Effingham County Records, and being those certain tracts conveyed to Oglethorpe Electric Membership Corporation by Warranty Deeds from Edwin J. Wheeler, Jr., dated September 15, 1976, and recorded in Deed Book 176, Page 320; and also being a portion of that certain tract retained by Oglethorpe Electric Membership Corporation in a Warranty Deed from Mrs. Electra M. Hurst a/k/a Mrs. E. M. Hurst, dated June 4, 1976, and recorded in Deed Book 175, Page 421, in the Office of the Clerk of Superior Court of Effingham County, Georgia; LESS AND
EXCEPT: 5.310 acres, more or less, conveyed by Warranty Deed from Oglethorpe Electric Membership Corporation to Edwin J. Wheeler, dated August 27, 1976, and recorded in Deed Book 176, Page 318, in the Office of the Clerk of Superior Court of Effingham County, Georgia.

  152. That certain tract or parcel of land known as the "Dewey Rose Substation" containing 0.2291 acres, more or less, in the 197th G.M.D. of Elbert County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Co rporation) by Limited Warranty Deed from Georgia Power Company, dated
December 19, 1990, and recorded in Deed Book 179, Page 548, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 179, Page 558, in the Office of the Clerk of Superior Court of Elbert County, Georgia.

  153. That certain tract or parcel of land known as the "Elberton Substation" containing 3.8413 acres, more or less, in the 496th G.M.D. of Elbert County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed (0.0413 acres) from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 179, Page 565, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 179, Page 576, in the Office of the Clerk of Superior Court of Elbert County, Georgia, and by Easement Agreement (3.8 acres) from Georgia Power Company, dated December 3, 1992, and recorded in Deed Book 195, Page 662-667, in the Office of the Clerk of Superior Court of Elbert County, Georgia.

  154. That certain tract or parcel of land known as the "Twin Lakes Substation" containing 0.5447 acres, more or less, in Land Lot 34 of the 190th G.M.D. of Elbert County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 179, Page 531, and by Quitclaim

Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 179, Page 541, in the Office of the Clerk of Superior Court of Elbert County, Georgia.

  155. That certain tract or parcel of land known as the "ECI Substation" containing 1.70 acres, more or less, in the 1560th G.M.D. of Emanuel County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated January 24, 1994, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Ea sement from Excelsior Electric Membership Corporation, dated February 17, 1994, and recorded in Deed Book 58, Pages 603-605, in the Office of the Clerk of Superior Court of Emanuel County, Georgia.

  156. That certain tract or parcel of land known as the "Nunez Substation" containing 3.251 acres, more or less, of the 53rd G.M.D. of Emanuel County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 12, Page 28, Emanuel County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Emanuel County Development Authority, dated December 16, 1981, and recorded in Deed Book H.U., Pages 802-803, in the Office of the Clerk of Superior Court of Emanuel County, Georgia.

  157. That certain tract or parcel of land known as the "Northeast Emanuel Substation" containing 4.469 acres, more or less, in the 57th G.M.D. of Emanuel County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 21, 1991, last revised April 27, 1992, recorded in Plat Book 16, Page 7, Emanuel County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Richard M. McNeely, dated June 11, 1992, and recorded in Deed Book 40, Pages 511-512, in the Office of the Clerk of Superior Court of Emanuel County, Georgia.

  158. That certain tract or parcel of land known as the "Swainsboro Substation" containing 0.1146 acres, more or less, in the 53rd G.M.D. of Emanuel County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 26, Page 377, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 26, Page 387, in the Office of the Clerk of Superior Court of Emanuel County, Georgia.

  159. That certain tract or parcel of land known as the "Wadley Substation" containing 0.1039 acres, more or less, in the 1208th G.M.D. of Emanuel County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Jefferson Electric Membership Corporation, dated August 29, 1990, and recorded in Deed Book 26, Page 394, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 26, Page 397, in the Office of the Clerk of Superior Court of Emanuel County, Georgia.

  160. That certain tract or parcel of land known as the "Bernhard Road Substation" containing 3.44 acres, more or less, in Land Lot 224 of the 4th District of Fayette County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 1, 1983, recorded in Plat Book 14, Page 131, Fayette County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Evie Price Robinson, James E. Price, Prince
O. Price, Mary G. Blackburn and Senior Price, dated January 19, 1984, and recorded in Deed Book 298, Pages 642-644, in the Office of the Clerk of Superior Court of Fayette County, Georgia.

  161. That certain tract or parcel of land known as the "Brook Substation" containing 4.793 acres, more or less, in Land Lot 123 of the 4th District, 1293rd G.M.D. of Fayette County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Harris J. Romero, Georgia Registered Land Surveyor No. 1956, dated November 2, 1977, recorded in Plat Book 10, Page 133, of the Office of the Clerk of Superior Court of Fayette County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Allen G. Putnam, dated May 5, 1978, and recorded in Deed Book 180, Page 47, in the Office of the Clerk of Superior Court of Fayette County, Georgia.

  162. That certain tract or parcel of land known as the "Ebenezer Road Substation", containing 36.66 acres, more or less, in Land Lot 24 of the 6th District of Fayette County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated February 28, 1994, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from The Equitable Life Assurance Society of the United States, A New York Corporation, dated April 15, 1994, and recorded in Deed Book 916, Page 518, in the Office of the Clerk of Superior Court of Fayette County, Georgia.

  163. That certain tract or parcel of land known as the "Highway 54 Substation" containing 6.51 acres, more or less, in Land Lot 25 of the 7th District of Fayette County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated May 20, 1988, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Judgment of Court from John Addison Lester, Jr., et al. dated December 12, 1988, and recorded in Deed Book 532, Page 769, in the Office of the Clerk of Superior Court of Fayette County, Georgia; LESS AND EXCEPT: 0.17 acres, more or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Georgia Department of Transportation, dated July 31, 1990 and recorded in Deed Book 616, Page 744, in the Office of the Clerk of Superior Court of Fayette County, Georgia; AND SUBJECT TO: Driveway Easement from Oglethorpe Power Corporation to Orthopaedics South, P.C., dated April 30, 1993, recorded in Deed Book 836, Page 539, in the Office of the Clerk of Superior Court of Fayette County, Georgia.

  164. That certain tract or parcel of land known as the "New Hope Substation" containing 7.514 acres, more or less, in Land Lot 188 of the 5th District of Fayette County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Harris J. Romero, Georgia Registered Land Surveyor No. 1956, recorded in Plat Book 10, Page 64, of the Office of the Clerk of Superior Court of Fayette County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Eva Jackson Dixon, dated October 14, 1977, and recorded in Deed Book 170, Page 708, in the Office of the Clerk of Superior Court of Fayette County, Georgia.

  165. That certain tract or parcel of land known as the "Tyrone Substation" containing 6.14 acres, more or less, in Land Lot 116, 7th District of Fayette County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 31, 1990, recorded in Plat Book 21, Page 111, in the Office of the Clerk of Superior Court of Fayette County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Phillip R. Seay, dated October 1, 1990, and recorded in Deed Book 626, Page 421, in the Office of the Clerk of the Superior Court of Fayette County, Georgia.

  166. All of the undivided interests and undivided executory, future interests of the Mortgagor in and to the "Rocky Mountain Hydroelectric Property" containing 4,876.966 acres, more or less, in the 4th Section, 4th and 5th Districts of Floyd County, Georgia, granted or arising under that certain General Warranty Deed, Assignment and Bill of Sale from Piedmont-Forrest Corporation to Oglethorpe Power Corporation and Georgia Power Company, dated as of December 15, 1988, recorded December 15, 1988, in Deed Book 1053, Page 1, Floyd County, Georgia records; ALSO, fee simple interest in the "Rocky Mountain Switching Station Property" and easement interests in and to the "Rocky Mountain Primary Transmission Line Easement Property" and the "Rocky Mountain Distribution and Transmission Line Property" in aforesaid Section and Districts of Floyd County, Georgia, granted or arising under that certain General Warranty Deed, Assignment and Bill of Sale from Piedmont-Forrest Corporation to Oglethorpe Power Corporation, dated as of December 15, 1988, recorded December 15, 1988, in Deed Book 1052, Page 779, Floyd County, Georgia Records; SUBJECT TO (i) the terms, conditions, covenants and limitations set forth in that certain Rocky Mountain Pumped Storage Hydroelectric Project Operating Agreement, between Oglethorpe Power Corporation and Georgia Power Company, dated as of November 18, 1988, (ii) the terms, conditions, covenants and limitations set forth in that certain Rocky Mountain Pumped Storage Hydroelectric Project Ownership Participation Agreement, between Oglethorpe Power Corporation and Georgia Power Company, dated as of November 18, 1988; (iii) reservation of exclusive easement for Distribution and Transmission Lines, exclusive Temporary Easement for Transmission Lines, General Easement, easement across the Switching Station and easement for Distribution Substation, as contained in the General Warranty Deed, Assignment and Bill of Sale by and between Georgia Power Company and Piedmont-Forrest Corporation, dated as of December 14, 1988, recorded in Deed Book 1052, Page 399, Floyd County, Georgia records; and (iv) reservation of Project Switching Station easement and Primary Transmission Line Crossing Easement as contained in that certain General Warranty Deed, Assignment and Bill of Sale by and between Piedmont-Forrest Corporation and Oglethorpe Power Corporation, dated as of December 15, 1988, recorded in Deed Book 1052, Page 779, Floyd County, Georgia records.

  167. That certain tract or parcel of land known as the "Ducktown (Cuba) Substation" containing 4.248 acres, more or less, in Land Lots 860 and 869 of the 3rd District, 1st Section of Forsyth County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by General Warranty Deed and Bill of Sale from Georgia Power Company dated May 11, 1988, and recorded in Deed Book 409, Pages 164-175, in the Office of the Clerk of Superior Court of Forsyth County, Georgia.

  168. That certain tract or parcel of land known as the "Hammond's Crossing Substation" containing 3.759 acres, more or less, in Land Lots 346 and 347 of the 14th District, 1st Section of Forsyth County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 13, 1979, recorded in Plat Book 14, Page 220, of the Office of the Clerk of Superior Court of Forsyth County, Georgia, being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from D. J. Akin, dated September 25, 1979, and recorded in Deed Book 194, Page 47, in the Office of the Clerk of Superior Court of Forsyth County, Georgia.

  169. That certain tract or parcel of land known as the "Highway 371 Substation" containing 5.052 acres, more or less, in Land Lot 94 of the 2nd District of Forsyth County, Georgia, being more particularly shown on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 19, 1990, recorded in Plat Book 32, Page 139, Forsyth County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from J. G. Harris dated October 15, 1990, and recorded in Deed Book 513, Page 476, in the Office of the Clerk of Superior Court of Forsyth County, Georgia.

  170. That certain tract or parcel of land known as the "Matt Substation" containing 2.106 acres, more or less, in Land Lot 384 of the 3rd District of Forsyth County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by General Warranty Deed and Bill of Sale from Georgia Power Company, dated May 11, 1988, and recorded in Deed Book 409, Pages 152-163, in the Office of the Clerk of Superior Court of Forsyth County, Georgia.

  171. That certain tract or parcel of land known as the "Carnesville Substation" containing 0.6314 acres, more or less, in the 812th G.M.D. of Franklin County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 278, Page 735, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 278, Page 745, in the Office of the Clerk of Superior Court of Franklin County, Georgia.

  172. That certain tract or parcel of land known as the "Lavonia Substation" containing 1.2893 acres, more or less, in the 206th G.M.D. of Franklin County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 278, Page 752, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 278, Page 762, in the Office of the Clerk of Superior Court of Franklin County, Georgia.

  173. That certain tract or parcel of land known as the "Sandy Cross Substation" containing 0.111 acres, more or less, in the 1420th G.M.D. of Franklin County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Hart Electric Membership
Corporation, dated September 13, 1990, and recorded in Deed Book 278, Page 769, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 278, Page 772, in the Office of the Clerk of Superior Court of Franklin County, Georgia.

  174. That certain tract or parcel of land known as the "Adamsville Substation" containing 9.47 acres, more or less, in Land Lot 244 of the 14th District of Fulton County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 6322, Page 401, in the Office of the Clerk of Superior Court of Fulton County, Georgia.

  175. That certain tract or parcel of land known as the "Arnold Mill Substation" containing 7.50 acres, more or less, in Land Lots 999 and 1000 of the 2nd District of Fulton County, Georgia, being more particularly shown on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 6, 1989, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Clay Cup, Inc. dated May 7, 1990, and recorded in Deed Book 13392, Page 082, in the Office of the Clerk of Superior Court of Fulton County, Georgia; SUBJECT TO: Conveyance of Access Rights from Oglethorpe Power Corporation to Georgia Department of Transportation, dated October 3, 1990, recorded in Deed Book 13771, Page 147, in the Office of the Clerk of Superior Court of Fulton County, Georgia; AND Conveyance of Access Rights from Oglethorpe Power Corporation to Georgia Department of Transportation, dated October 3, 1990, recorded in Deed Book 13867, Page 268, in the Office of the Clerk of Superior Court of Fulton County, Georgia.

  176. That certain tract or parcel of land known as the "Birmingham Substation" containing 4.333 acres, more or less, in Land Lot 380 of the 2nd District, 2nd Section of Fulton County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland

McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 7583, Page 189, Fulton County Records, being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from H. A. Buice, dated June 30, 1980, and recorded in Deed Book 7583, Page 183, in the Office of the Clerk of Superior Court of Fulton County, Georgia; SUBJECT TO: Easement for Right-of-Way from Oglethorpe Power Corporation to Southern Bell, dated July 7, 1989, recorded at Deed Book 12838, Page 56, in the Office of the Clerk of Superior Court of Fulton County, Georgia.

  177. That certain tract or parcel of land known as the "Hopewell Substation" containing 11.416 acres, more or less, in Land Lot 319 of the 2nd District, 2nd Section of Old Milton County, now Fulton County, Georgia, being more particularly shown and delineated on Plat of Survey made by Homer E. Hubbard, Registered Land Surveyor, dated July, 1973, and revised August 18, 1973, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 6322, Page 406, in the Office of the Clerk of Superior Court of Fulton County, Georgia.

  178. That certain tract or parcel of land known as the "Martin's Landing Substation" containing 2.985 acres, more or less, in Land Lots 785 and 786 of the 1st District, 2nd Section of Fulton County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 111, Page 107, in the Office of the Clerk of Superior Court of Fulton County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Sawnee Electric Membership Corporation, dated November 23, 1977, and recorded in Deed Book 6844, Page 21, in the Office of the Clerk of Superior Court of Fulton County, Georgia.

  179. That certain tract or parcel of land known as the "Ocee Substation" containing 6.43 acres, more or less, in Land Lots 128 and 129 of the 1st District, 1st Section of Fulton County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 123, Page 45, Fulton County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Paul Gerber, Attorney-in-Fact, dated August 28, 1981, and recorded in Deed Book 7939, Pages 229-232, in the Office of the Clerk of Superior Court of Fulton County, Georgia; LESS AND EXCEPT: property conveyed by Quitclaim Deed from Oglethorpe Power Corporation to Big Creek Primative Baptist Church, dated September 19, 1986, recorded in Deed Book 10367, Page 222, in the Office of the Clerk of Superior Court of Fulton County, Georgia.

  180. That certain tract or parcel of land known as the "Ono Substation" containing 1.47 acres, more or less, in Land Lot 105 of the 7th District of Fulton County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated March 29, 1979, and recorded in Plat Book 116, Page 90, in the Office of the Clerk of Superior Court of Fulton County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Georgia Power Company, dated June 25, 1979, and recorded in Deed Book 7281, Page 423, Corrective Warranty Deed being dated September 28, 1979, and recorded in Deed Book 7370, Page 470, Condemnation Award and Judgment regarding property of Alice Faye Henry, dated July 27, 1979, and recorded in Deed Book 7312, Page 390, in the Office of the Clerk of Superior Court of Fulton County, Georgia.

  181. That certain tract or parcel of land known as the "Spruill Road Substation" containing 4.22 acres, more or less, in the 1st Section, 1st District of Fulton County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated February 28, 1994, and being that certain tract leased to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Ground Lease Agreement from Fulton County, Georgia.

  182. That certain tract or parcel of land known as the "Union City Substation" containing 91.57 acres, more or less, in Land Lot 40 of the 9th District and in Land Lot 192 of the 13th District of Fulton County, Georgia, conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 6322, Page 407, in the Office of the Clerk of Superior Court of Fulton County, Georgia; LESS AND EXCEPT: 14.45 acres in Land Lot 192 of the 13th District of Fulton County, Georgia, conveyed by Oglethorpe Electric Membership Corporation to Georgia Power Company by Warranty Deed dated September 5, 1978; SUBJECT TO:
Easement Agreement from Oglethorpe Power Corporation to Southern Natural Gas Company, dated July 5, 1984, recorded in Deed Book 9057, Page 168, in the Office of the Clerk of Superior Court of Fulton County, Georgia.

  183. That certain tract or parcel of land known as the "Boardtown Substation" containing 3.32 acres, more or less, in Land Lot 26 of the 11th District of Gilmer County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated December 9, 1986, recorded in Plat Book 15, Page 89, in the Office of the Clerk of Superior Court of Gilmer County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Amicalola Electric Membership Corporation, dated February 26, 1987, and recorded in Deed Book 197, Page 723, in the Office of the Clerk of Superior Court of Gilmer County, Georgia.

  184. That certain tract or parcel of land known as the "Quill Substation" containing 1.432 acres, more or less, in Land Lot 183 of the 6th District, 2nd Section, Gilmer County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 68, Page 107, in the Office of the Clerk of Superior Court of Gilmer County, Georgia.

  185. That certain tract or parcel of land known as the "Zuta Substation" containing 2.07 acres, more or less, in the 1356th G.M.D. of Glynn County, Georgia, being more particularly shown and delineated on Plat of Survey made by
H. W. Williams, Jr., Land Surveyor, dated February 22, 1974, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 180, Page 61, in the Office of the Clerk of Superior Court of Glynn County, Georgia.

  186. That certain tract or parcel of land known as the "Boydville Substation" containing 2.00 acres, more or less, in Land Lot 66 of the 19th District of Grady County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by James E. Mallett, Surveyor, Georgia Registration No. 1983, recorded in Plat Book 14, Page 12, in the Office of the Clerk of Superior Court of Grady County, Georgia, and being that certain tract awarded to Oglethorpe Electric Membership Corporation by Civil Action, File No. 1336, the Condemnation Proceeding Order of said Civil Action being dated October 27, 1976, and recorded in Deed Book 158, Page 615, in the Office of the Clerk of Superior Court of Grady County, Georgia.

  187. That certain tract or parcel of land known as the "Brumbley Creek Substation" containing 9.2 acres, more or less, in Land Lot 67 of the 18th District of Grady County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 16, Page 147, Grady County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Paulene Mimms

Harrell, Individually, and as Executrix of the Estate of Robert A. Harrell, Sr., dated August 3, 1989, and recorded in Deed Book 246, Page 268, in the Office of the Clerk of Superior Court of Grady County, Georgia.

  188. That certain tract or parcel of land known as the "El Pino Substation" containing 1.8681 acres, more or less, in Land Lot 219 of the 17th District of Grady County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Grady County EMC dated December 6, 1989, and recorded in Deed Book 251, Page 45, by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 268, Page 165, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 268, Page 175, in the Office of the Clerk of Superior Court of Grady County, Georgia.

  189. That certain tract or parcel of land known as the "Reno Substation" containing 4.09 acres, more or less, in Land Lots 247 and 274 of the 19th District of Grady County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 31, 1986, last revised February 18, 1987, recorded in Plat Book 21, Page 52, in the Office of the Clerk of Superior Court of Grady County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Grady County Electric Membership Corporation, dated May 7, 1987, and recorded in Deed Book 216, Page 796, in the Office of the Clerk of Superior Court of Grady County, Georgia, and by Warranty Deed from Jimmy L. Maxwell, dated March 18, 1987, and recorded in Deed Book 216, Page 151, in the Office of the Clerk of Superior Court of Grady County, Georgia.

  190. That certain tract or parcel of land known as the "Roddenbery Substation" containing 5.56 acres, more or less, in Land Lots 40 and 1 of the 16th District of Grady County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 31, 1986, recorded in Plat Book 21, Page 62, in the Office of the Clerk of Superior Court of Grady County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from J. B. Roddenbery, dated March 25, 1987, and recorded in Deed Book 216, Page 148, in the Office of the Clerk of Superior Court of Grady County, Georgia, and by Warranty Deed from John B. Wight, Jr., dated February 24, 1987, and recorded in Deed Book 216, Page 146, in the Office of the Clerk of Superior Court of Grady County, Georgia, and by Warranty Deed from Paul Brooks Roddenbery, dated March 25, 1987, and recorded in Deed Book 216, Page 142, in the Office of the Clerk of Superior Court of Grady County, Georgia.

  191. That certain tract or parcel of land known as the "Greensboro Lumber Company Substation" containing 0.57 acres, more or less, in the 143rd G.M.D. of Greene County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated May 1, 1989, recorded in Plat Book 16, Page 207, Greene County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Greensboro Lumber Company, Inc., dated May 10, 1989, and recorded in Deed Book 154, Folio 167, in the Office of the Clerk of Superior Court of Greene County, Georgia.

  192. That certain tract or parcel of land known as the "Lickskillet Substation" containing 4.87 acres, more or less, in the 143rd G.M.D. of Greene County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered

Land Surveyor No. 1752, dated March 7, 1985, and last revised April 10, 1985, recorded in Plat Book 13, Page 277, Greene County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from A. P. Roper, dated May 7, 1985, and recorded in Deed Book 97, Pages 130-131, in the Office of the Clerk of Superior Court of Greene County, Georgia.

  193. That certain tract or parcel of land known as the "Siloam Substation" containing 1.5071 acres, more or less, in the 144th G.M.D. of Greene County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 196, Page 240, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 196, Page 250, in the Office of the Clerk of Superior Court of Greene County, Georgia.

  194. That certain tract or parcel of land known as the "Beaver Ruin Substation" containing 1.5558 acres, more or less, in Land Lot 200 of the 6th District of Gwinnett County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 6333, Page 43, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 6333, Page 55, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  195. That certain tract or parcel of land known as the "Boggs Road Substation" containing 13.48 acres, more or less, in Land Lot 76 of the 7th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 9, 1989, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Bessemer Properties, Incorporated, dated September 5, 1989, and recorded in Deed Book 5645, Pages 347-352, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  196. That certain tract or parcel of land known as the "Crowes Substation" containing 7.597 acres, more or less, in Land Lot 102 of the 7th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 8, 1992, which plat is recorded in Plat Book 57, Page 1, Gwinnett County, Georgia and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Rubin Lansky and Lola Lansky, dated September 16, 1992, and recorded in Deed Book 7886, Page 176, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  197. That certain tract or parcel of land known as the "Deshong Substation" containing 11.54 acres, more or less, in Land Lot 39 of the 6th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 18, Page 53B, Gwinnett County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Alice B. Deshong, dated May 26, 1982, and recorded in Deed Book 2395, Page 131, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia; SUBJECT TO:
Right-of-Way Deed between Oglethorpe Power Corporation and Gwinnett County, dated July 8, 1993, recorded in Deed Book 9369, Page 84, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia; and ALSO SUBJECT TO: Slope Easement from Oglethorpe Power Corporation to Gwinnett County, dated July 8, 1993, recorded in Deed Book 9369, Page 89, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  198. Those certain tracts or parcels of land known collectively as the "Exit 44 Substation" containing 4.255 acres, more or less, and being more particularly described as follows:

  (a) That certain tract or parcel of land containing 2.12 acres of land lying and being in Land Lot 170 of the 7th District of Gwinnett County, Georgia, as shown and delineated on Plat of Survey of Georgia Power Company Land Department, drawing H-386-14, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 998, Page 110, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  (b) That certain tract or parcel of land containing 2.135 acres, more or less, in Land Lot 170 of 7th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated November 15, 1988, recorded in Plat Book 47, Page 103, Gwinnett County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Myer Caplan, Beverly Jo Caplan, and Brenda C. Winter, dated December 28, 1988, and recorded in Deed Book 5265, Folio 238, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  199. That certain tract or parcel of land known as the "Five Forks Substation" containing 4.296 acres, more or less, in Land Lot 87 of the 6th District, Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 29, 1979, and recorded in Plat Book 11, Page 261, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia, and being part of that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from C. R. Cruce, dated November 20, 1979, and recorded in Deed Book 1847, Page 172, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia; LESS AND EXCEPT: 0.090 acres, more or less, conveyed by acknowledgment on plat from Oglethorpe Power Corporation to Gwinnett County, Georgia, dated January 21, 1980.

  200. That certain tract or parcel of land known as the "Fosters Crossroads Substation" containing 1.6172 acres, more or less, in Land Lot 100 of the 5th District of Gwinnett County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 998, Page 172, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia; LESS AND
EXCEPT: 0.242 acres, more or less, conveyed by Right-of-Way Deed, dated December 14, 1981, from Oglethorpe Power Corporation to Georgia Department of Transportation, recorded in Deed Book 2312, page 250, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  201. That certain tract or parcel of land known as the "Fosters Crossroads Substation" containing 0.57 acres, more or less, in land lot 100 in the 5th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated November 16, 1992, recorded in Gwinnett County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Walton Electric Membership Corporation, dated December 22, 1992, and recorded in Deed Book 8545, Page 142, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  202. That certain tract or parcel of land known as the "Landford Substation" containing 1.36 acres, more or less, in Land Lot 113 of the 6th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia

Registered Land Surveyor No. 1752, recorded in Plat Book 15, Page 140B, Gwinnett County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from J. Clinton Garner, dated April 9, 1981, and recorded in Deed Book 2166, Page 80, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  203. That certain tract or parcel of land known as the "Lidell Road Substation" containing 9.05 acres, more or less, in Land Lot 209 of the 6th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 16, 1985, and last revised December 30, 1985, recorded in Plat Book 33, Page 290, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation and Transmission Corporation) by Judgment of Court, dated January 29, 1986, and recorded in Deed Book 4251, Page 197, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia; Quitclaim Deed from City of Dalton, Georgia, dated December 19, 1985, and recorded in Deed Book 3299, Page 169, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia; Quitclaim Deed from Georgia Power Company, dated February 20, 1986, and recorded in Deed Book 3469, Page 197, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia; and Limited Warranty Deed from Georgia Power Company, dated February 20, 1986, and recorded in Deed Book 3469, Page 198, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia; LESS AND EXCEPT: 0.02 acres, more or less, conveyed by Quitclaim Deed from Oglethorpe Power Corporation to Gwinnett County, Georgia, dated July 13, 1987, and recorded in Deed Book 4488, Page 102, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  204. That certain tract or parcel of land known as the "Little Ten Substation" containing 9.853 acres, more or less, in Land Lot 4 of the 5th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 12, 1987, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation and Transmission Corporation) by Warranty Deed from Timothy J. Roe and Sondra S. Roe, dated November 20, 1987, and recorded in Deed Book 4649, Page 94, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia, and by Judgment from Wendell L. McCart, et al., dated May 23, 1988, and recorded in Microfilm Roll 460, Gwinnett County, Georgia, and by Judgment from Roger B. McCart, et al., dated May 23, 1988, and recorded in Deed Book 4970, Page 182, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia; LESS AND EXCEPT: 1.71 acres, more or less, conveyed by Warranty Deed from Oglethorpe Power Corporation to Billy W. Ewing and Brenda Ewing, dated January 23, 1992, and recorded in Deed Book 7097, Page 8, Gwinnett County Records; and SUBJECT
TO: a Driveway Easement from Oglethorpe Power Corporation to Billy S. Ewing and Brenda Ewing, dated April 2, 1993, recorded in Deed Book 8588, Page 170, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  205. That certain tract or parcel of land known as the "North Lawrenceville Substation" containing 2.5792 acres, more or less, in Land Lot 11 of the 7th District of Gwinnett County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 6333, Page 25, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 6333, Page 36, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  206. That certain tract or parcel of land known as the "North Lilburn Substation" containing 4.57 acres, more or less, in Land Lot 158 of the 6th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by McNally,

Patrick & Cole, Inc., Surveyors, dated December 18, 1979, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from T. M. Kennerly, dated August 28, 1987, and recorded in Deed Book 4520, Page 102, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  207. That certain tract or parcel of land known as the "Northwoods Substation" containing 3.844 acres, more or less, in Land Lot 181 of the 6th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Wilwat Properties, Inc., dated August 22, 1980, and recorded in Deed Book 2005, Page 325, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia; LESS AND EXCEPT: 0.424 acres, more or less, conveyed by Warranty Deed, dated October 13, 1980, from Oglethorpe Power Corporation to Gwinnett County, Georgia; AND LESS AND EXCEPT: 0.294 acres, more or less, described in and released from the Mortgage by that certain Partial Release of Lien, dated July 13, 1988, by the United States of America, Columbia Bank for Cooperatives and Trust Company Bank, as trustee under certain indentures identified therein in favor of Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), recorded in Deed Book 5075, Page 121, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  208. That certain tract or parcel of land known as the "Prospect Road Substation" containing 4.788 acres, more or less, in Land Lot 63 of the 7th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 8, 1988, recorded in Plat Book 46, Page 112B, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from C. L. Nash, dated August 24, 1988, and recorded in Deed Book 5079, Page 121, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  209. That certain tract or parcel of land known as the "Rock Quarry Substation" containing 3.13 acres, more or less, in Land Lot 140 of the 7th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 4, 1985, and last revised June, 1985, recorded in Plat Book 31, Page 247, Gwinnett County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Michael Cady, dated July 2, 1985, and recorded in Deed Book 3095, Page 651, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  210. That certain tract or parcel of land known as the "Scenic Square Substation" containing 7.18 acres, more or less, in Land Lot 106 of the 5th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated August 9, 1994, recorded in Plat Book 63, Page 212A, Gwinnett County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Carrie Hutchins Peevy, dated August 22, 1994, and recorded in Deed Book 10613, Page 10, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia, and by Warranty Deed from Dixie Peevy Johnson dated August 19, 1994, and recorded in Deed Book 10613, Page 12, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  211. That certain tract or parcel of land known as the "Singleton Road Substation" containing 1.30 acres, more or less, in Land Lots 187 and 172 of the 6th District of Gwinnett

County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 18, 1982, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Quitclaim Deed from Georgia Power Company, dated May 3, 1983, and recorded in Deed Book 2548, Pages 84-85, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  212. That certain tract or parcel of land known as the "Snellville Substation" containing 2.15 acres, more or less, in Land Lot 53 of the 6th District, Gwinnett County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 998, Page 110, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia; TOGETHER WITH Easement for Ingress and Egress from Gwinnett County, dated December 4, 1984, recorded in Deed Book 2935, page 175, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  213. That certain tract or parcel of land known as the "Sugarloaf Substation" containing 10.05 acres, more or less, in Land Lot 122 of the 7th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated March 19, 1986, recorded in Plat Book 35, Page 216, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Mrs. Doris Brown Toler Peeler, Mrs. Eloise Brown Modesitt and Ted Brown, dated May 7, 1986, and recorded in Deed Book 3536, Page 42, in the Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  214. That certain tract or parcel of land known as the "Trickum Substation" containing 2.61 acres, more or less, in Land Lot 77 of the 6th District of Gwinnett County, Georgia, being more particularly shown and delineated on Plat of Survey, made by W. L. Bishop, Surveyor, dated April, 1964, and recorded in Plat Book K, Page 97, Gwinnett County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 998, Page 110, Office of the Clerk of Superior Court of Gwinnett County, Georgia.

  215. That certain tract or parcel of land known as the "Bear Gap Substation" containing 7.498 acres, more or less, in Land Lot 122 of the 13th District of Habersham County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 2, 1990, recorded in Plat Book 29, Page 254, in the Office of the Clerk of the Superior Court of Habersham County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Virgil E. Lovell dated November 30, 1990, and recorded in Deed Book 266, Page 253, in the Office of the Clerk of the Superior Court of Habersham County, Georgia.

  216. That certain tract or parcel of land known as the "Chase Road Substation" containing 0.438 acres, more or less, in Land Lot 114 of the 10th District of Habersham County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated June 30, 1992, last revised October 14, 1992, recorded in Plat Book 33, Page 36, Habersham County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Rusty Farris and Marsha Marie Farris, dated October 15, 1992, and recorded in Deed Book 294, Pages 191-192, in the Office of the Clerk of Superior Court of Habersham County, Georgia.

  217. That certain tract or parcel of land known as the "Clarksville Substation" containing 0.2227 acres, more or less, in Land Lot 21 of the 10th District of Habersham County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 266, Page 777, and by Quitclaim De ed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 266, Page 787, in the Office of the Clerk of Superior Court of Habersham County, Georgia.

  218. That certain tract or parcel of land known as the "Hollywood Substation" containing 1.61 acres, more or less, in Land Lot 121 of the 12th District of Habersham County, Georgia, being more particularly shown and delineated on Plat of Survey made by W. L. Bishop, Registered Surveyor, dated May 18, 1970, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 144, Page 121, in the Office of the Clerk of Superior Court of Habersham County, Georgia.

  219. That certain tract or parcel of land known as the "Bark Camp Substation" containing 1.6359 acres, more or less, in Land Lot 114 of the 10th District of Hall County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 1548, Page 280, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 1548, Page 290, in the Office of the Clerk of Superior Court of Hall County, Georgia.

  220. That certain tract or parcel of land known as the "Candler Substation" containing 4.62 acres, more or less, in the 1385th G.M.D. of Hall County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 21, 1984, and last revised August 9, 1984, recorded in Plat Book 99, Page 233, Hall County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Betty Loggins Lancaster, f/k/a Betty Violet Loggins, dated September 28, 1984, and recorded in Deed Book 863, Pages 127-128, in the Office of the Clerk of Superior Court of Hall County, Georgia.

  221. That certain tract or parcel of land known as the "College Square Substation" containing 6.36 acres, more or less, in Land Lot 53 of the 8th District of Hall County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated March 7, 1983, recorded in Plat Book 90, Page 96, Hall County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Jerry L. Reed, dated May 16, 1983, and recorded in Deed Book 798, Pages 386-387, in the Office of the Clerk of Superior Court of Hall County, Georgia.

  222. That certain tract or parcel of land known as the "Gaines Ferry Substation" containing 4.091 acres, more or less, in Land Lot 149 of the 8th District of Hall County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 21, 1990, recorded in Plat Book 146, Page 74, in the Office of the Clerk of the Superior Court of Hall County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Cheryl
W. Roberts as Trustee Under that certain Indenture of Trust Between Mary W. Roberts, As Settlor, and Cheryl W. Roberts, as Trustee, dated September 12, 1990 and executed September 30, 1990, said Warranty Deed being dated November 9, 1990, and recorded in Deed Book 1543, Page 118, in the Office of the Clerk of the Superior Court of Hall County, Georgia; LESS AND EXCEPT: 0.10 acres, more or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation
to Hall County, Georgia, dated August 11, 1994, and recorded in Deed Book     ,
Page   , in the Office of the Clerk of Superior Court of Hall County, Georgia.

  223. That certain tract or parcel of land known as the "Gillsville Substation" containing 0.5109 acres, more or less, in the 268th G.M.D. of Hall County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by W. L. Bishop, Surveyor, dated January 20, 1967, recorded in Plat Book 37, Page 71, in the Office of the Clerk of Superior Court of Hall County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 1548, Page 263, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 1548, Page 273, in the Office of the Clerk of Superior Court of Hall County, Georgia; SUBJECT
TO: Conveyance of Access Rights from Oglethorpe Power Corporation to the Georgia Department of Transportation, dated June 1, 1992, and recorded in Deed Book 1776, Page 120, in the Office of the Clerk of Superior Court of Hall County, Georgia.

  224. That certain tract or parcel of land known as the "Gillsville Substation" containing 7.706 acres, more or less, in the 268th G.M. District of Hall County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 29, 1990, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from CWT Farms International, Inc., formerly known as CWT Farms, Inc., dated December 17, 1990, and recorded in Deed Book 1560, Page 222, in the Office of the Clerk of the Superior Court of Hall County, Georgia.

  225. That certain tract or parcel of land known as the "Kubota Substation" containing 4.81 acres, more or less, in Land Lot 114 of the 9th District of Hall County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 14, 1988, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from City of Gainesville, dated September, 1988, and recorded in Deed Book 1270, Page 4, in the Office of the Clerk of Superior Court of Hall County, Georgia.

  226. That certain tract or parcel of land known as the "Murrayville Substation" containing 11.69 acres, more or less, in Land Lot 17 of the 11th District of Hall County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 139, Page 70, in the Office of the Clerk of the Superior Court of Hall County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Henry Lee Conner and Myrtle Conner dated November 1, 1989, and recorded in Deed Book 1404, Folio 288-289, in the Office of the Clerk of the Superior Court of Hall County, Georgia.

  227. That certain tract or parcel of land known as the "Stringer Substation" containing 5.71 acres, more or less, in Land Lot 62 of the 12th District of Hall County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 87, Page 10, Hall County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Beatrice L. Stowers, dated July 2, 1982, and recorded in Deed Book 771, Pages 247 and 248, in the Office of the Clerk of Superior Court of Hall County, Georgia; SUBJECT
TO: Reservation of a non-exclusive easement over "access road parcel" in the above described Warranty Deed.

  228. That certain tract or parcel of land known as the "West Gainesville Substation" containing 2.4710 acres, more or less, in Land Lot 172 of the 9th District of Hall County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 1548, Page 246, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 1548, Page 256, in the Office of the Clerk of Superior Court of Hall County, Georgia.

  229. That certain tract or parcel of land known as the "Devereaux Substation" containing 3.2909 acres, more or less, in the 116th G.M.D. of Hancock County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by William W. Orth, Surveyor, dated October 28, 1965, recorded in Plat Book 3, Page 144, in the Office of the Clerk of Superior Court of Hancock County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 41, Page 255, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 41, Page 265, in the Office of the Clerk of Superior Court of Hancock County, Georgia.

  230. That certain tract or parcel of land known as the "Hancock School Substation" containing 0.99 acres, more or less, in the 102nd G.M.D. of Hancock County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 19, 1991, recorded in Plat Book 10, Page 262, Hancock County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Helen
B. Chamblee, dated October 21, 1991, and recorded in Deed Book 51, Page 69, in the Office of the Clerk of Superior Court of Hancock County, Georgia.

  231. That certain tract or parcel of land known as the "Sparta Substation" containing 1.0390 acres, more or less, in the 113th G.M.D. of Hancock County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 41, Page 272, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 41, Page 282, in the Office of the Clerk of Superior Court of Hancock County, Georgia.

  232. That certain tract or parcel of land known as the "Bremen Substation" containing 19.15 acres, more or less, in Land Lots 228 and 245 of the 7th District, 5th Section, of Haralson County, Georgia, being more particularly shown and delineated on Plat of Survey made by Lamar B. Leach, Georgia Registered Surveyor No. 1507, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 178, Page 138, in the Office of the Clerk of Superior Court of Haralson County, Georgia.

  233. That certain tract or parcel of land known as the "Morgan Road Substation" containing 14.966 acres, more or less, in Land Lot 89 of the 7th District of Haralson County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 19, 1985, recorded in Plat Book 12, Page 42, Haralson County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Rose Agnes Bell, dated June 13, 1985, and recorded in Deed Book 267, Page 51, in the Office of the Clerk of Superior Court of Haralson County, Georgia.

  234. That certain tract or parcel of land known as the "Camp McKenzie Substation" containing 7.78 acres, more or less, in Land Lot 189 of the 19th District of Harris County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 1, 1988, recorded in Plat Book 15, Page 11, Harris County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from John H. Deaton and Walker Harris, dated September 1, 1988, and recorded in Deed Book 178, Folio 451, in the Office of the Clerk of Superior Court of Harris County, Georgia, and by Warranty Deed from Ocie Lamar Sturkie, recorded in Deed Book 184, Folio 445, in the Office of the Clerk of Superior Court of Harris County, Georgia, and by Quitclaim Deed from Ocie Lamar Sturkie, recorded in Deed Book 184, Folio 443, in the Office of the Clerk of Superior Court of Harris County, Georgia.

  235. That certain tract or parcel of land known as the "Roosevelt Substation" containing 4.68 acres, more or less, in Land Lot 140 of the 21st District of Harris County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 16, Page 43, in the Office of the Clerk of the Superior Court of Harris County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Mead Coated Board, Inc. dated August 30, 1989, and recorded in Deed Book 194, Folio 222-223, in the Office of the Clerk of the Superior Court of Harris County, Georgia.

  236. That certain tract or parcel of land known as the "Airline Substation" containing 0.5152 acres, more or less, in the 1116th G.M.D. of Hart County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 222, Page 620, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 222, Page 630, in the Office of the Clerk of Superior Court of Hart County, Georgia.

  237. That certain tract or parcel of land known as the "Airline Substation" containing 3.86 acres, more or less, in the 1116th G.M.D. of Hart County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 14, 1991, last revised December 5, 1991, recorded in Plat Book 2-E, Page 44, Hart County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Ella Lou Kotal, dated April 15, 1992, and recorded in Deed Book 235, Pages 380-381, in the Office of the Clerk of Superior Court of Hart County, Georgia.

  238. That certain tract or parcel of land known as the "Nancy Hart Substation" containing 0.682 acres, more or less, in the 1112th G.M.D. of Hart County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Hart Electric Membership Corporation, dated September 13, 1990, and recorded in Deed Book 222, Page 654, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 222, Page 657, in the Office of the Clerk of Superior Court of Hart County, Georgia.

  239. That certain tract or parcel of land known as the "Nancy Hart Substation" containing 3.39 acres, more or less, in the 1112th G.M.D. of Hart County, Georgia being more particularly shown on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 30, 1991, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Judgment of Court from

Amy F. Herring, Helen H. Milford and Ralph E. Herring, dated March 30, 1992 and recorded in Deed Book 233 Page 671-674, in the Office of the Clerk of Superior Court of Hart County, Georgia.

  240. That certain tract or parcel of land known as the "Reed Creek Substation" containing 3.93 acres, more or less, in the 1115th G.M.D., Hart County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 127, Page 656, in the Office of the Clerk of Superior Court of Hart County, Georgia.

  241. That certain tract or parcel of land known as the "Vanna Substation" containing 0.9008 acres, more or less, in the 1113th G.M.D. of Hart County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 222, Page 637, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 222, Page 647, in the Office of the Clerk of Superior Court of Hart County, Georgia.

  242. That certain tract or parcel of land known as the "Flat Rock Substation" containing 13.185 acres, more or less, in Land Lot 92 of the 13th District of Heard County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 24, 1987, being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Ethel Tollerson Adams, dated May 23, 1988, and recorded in Deed Book 117, Page 304, in the Office of the Clerk of Superior Court of Heard County, Georgia, and by Warranty Deed from Vivian Tollerson Lewis, Individually and as Executrix of the Last Will and Testament of Violet Tollerson, dated May 23, 1988, and recorded in Deed Book 117, Page 302, in the Office of the Clerk of Superior Court of Heard County, Georgia.

  243. A 30% undivided interest in that certain tract or parcel of land containing, in the aggregate, 3,080.91 acres, more or less, of Land Lots 168, 167, 166, 165, 164, 171, 172, 173, 174, 175, 180, 179, 178, 177, 183, 184, 185
and 186 of the 4th District of Heard County, Georgia, being more particularly shown and delineated as Tract Two, on Plat of Survey prepared by George M. Ingram, Registered Land Surveyor No. 799, designated as "GEORGIA POWER COMPANY, LAND DEPARTMENT, perimeter survey of Yellowdirt Plant Area (Wansley), Carroll and Heard Counties, Georgia, dated June 19, 1972, revised December 9th, 1975," (known as Plant Wansley) said plat being recorded in Plat Book 2, Page 229, in the Office of the Clerk of Superior Court of Heard County, Georgia; and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by General Warranty Deed and Bill of Sale, dated April 9, 1976, from Georgia Power Company and recorded in Deed Book 78, Page 1, in the Office of the Clerk of Superior Court of Heard County, Georgia; TOGETHER WITH: a 30% undivided interest in and to a fifty (50) MW nominally rated combustion turbine electric generating unit located at said Plant Wansley, said property being conveyed to Oglethorpe Power Corporation by General Assignment and Bill of Sale, dated November 3, 1982, from Georgia Power Company and recorded in Deed Book 93, Page 616, in the Office of the Clerk of Superior Court of Heard County, Georgia.

  244. That certain tract or parcel of land known as the "Fairview Substation" containing 0.90 acres, more or less, in Land Lot 163 of the 12th District of Henry County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 1248, Page 12, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 1248, Page 22, in the Office of the Clerk of Superior Court of Henry County, Georgia.

  245. That certain tract or parcel of land known as the "McGarity Substation" containing 5.50 acres, more or less, in Land Lot 115 of the 7th District of Henry County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 22, 1987, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Harold L. McGarity, dated January 21, 1988, and recorded in Deed Book 908, Page 100, in the Office of the Clerk of Superior Court of Henry County, Georgia.

  246. That certain tract or parcel of land known as the "AIM Substation" containing 2.806 acres, more or less, in Land Lot 21 of the 14th District of Houston County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 38, Page 47, in the Office of the Clerk of the Superior Court of Houston County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from William N. Arnold and Rita D. Arnold, dated February 10, 1990, and recorded in Deed Book 871, Folio 426, in the Office of the Clerk of the Superior Court of Houston County, Georgia.

  247. That certain tract or parcel of land known as the "Bonaire Substation" containing 53.27 acres, more or less, in Land Lot 19 of the 11th District of Houston County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 461, Page 84, in the Office of the Clerk of Superior Court of Houston County, Georgia; LESS AND EXCEPT: 0.67 acres, more or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to Georgia Department of Transportation, dated July 13, 1987, and recorded in Deed Book 778, Page 66, in the Office of the Clerk of Superior Court of Houston County, Georgia.

  248. That certain tract or parcel of land known as the "Bonaire Substation" containing 2.47 acres, more or less, in Land Lot 252 of the 10th District of Houston County, Georgia, being more particularly shown and delineated on Plat of Survey made by Waddle Engineering Company, Inc., Georgia Registered Land Surveyor No. 924, dated June 9, 1969, and recorded in Map Book 13, Page 59, Houston County Records, and being the second of two certain tracts conveyed to Oglethorpe Electric Membership Corporation, dated August 11, 1975, and recorded in Deed Book 461, Page 84, in the Office of the Clerk of Superior Court of Houston County, Georgia.

  249. That certain tract or parcel of land known as the "Clinchfield Substation" containing 2.48 acres, more or less, in Land Lots 60 and 67 of the 13th District of Houston County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Flint Electric Membership Corporation, dated September 20, 1990, and recorded in Deed Book 902, Page 393, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 902, Page 396, in the Office of the Clerk of Superior Court of Houston County, Georgia.

  250. That certain tract or parcel of land known as the "Elberta Substation" containing 3.2 acres, more or less, in Land Lot 187 of the 5th District of Houston County, Georgia, being more particularly shown and delineated on Plat of Survey made by Waddle Surveying Company, Inc., Georgia Registered Land Surveyor No. 924, dated November 15, 1968, and recorded in Map Book 12, Page 228, Houston County Records, and being one of two certain tracts conveyed to Oglethorpe Electric Membership Corporation, dated August 11, 1975, and recorded in Deed Book 461, Page 84, in the Office of the Clerk of Superior Court of Houston County, Georgia;

and the remaining tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed, dated August 14, 1975, and recorded in Deed Book 468, Page 46, of aforesaid records.

  251. That certain tract or parcel of land known as the "Henderson Substation" containing 2.30 acres, more or less, in Land Lot 258 of the 13th District of Houston County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roy V. West, Georgia Registered Land Surveyor No. 1141, dated March, 1973, and recorded in Map Book 16, Page 96, Houston County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 461, Page 84, in the Office of the Clerk of Superior Court of Houston County, Georgia.

  252. That certain tract or parcel of land known as the "North Centerville Substation" containing 6.27 acres, more or less, in Land Lot 97 of the 5th District of Houston County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated March 1, 1991 recorded in Plat Book 41, Page 38, Houston County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from W. A. Bruce and Katie C. Bruce, dated August 13, 1991, and recorded in Deed Book 933, Page 75, in the Office of the Clerk of Superior Court of Houston County, Georgia.

  253. That certain tract or parcel of land known as the "Russell Parkway Substation" containing 4.17 acres, more or less, in Land Lot 170 of the 5th District of Houston County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated May 20, 1988, recorded in Plat Book 35, Page 118, in the Office of the Clerk of Superior Court of Houston County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from The Rite-Way Corporation, dated July 15, 1988, and recorded in Deed Book 812, Page 769, in the Office of the Clerk of Superior Court of Houston County, Georgia.

  254. That certain tract or parcel of land known as the "South Warner Robins Substation" containing 1.568 acres, more or less, in Land Lot 198 of the 5th District, 500th G.M. District of Houston County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 12, 1989, revised January 15, 1990, recorded in Plat Book 38, Page 80, in the Office of the Clerk of the Superior Court of Houston County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Flint Electric Membership Corporation, dated February 9, 1990, and recorded in Deed Book 870, Page 215, in the Office of the Clerk of the Superior Court of Houston County, Georgia.

  255. That certain tract or parcel of land known as the "Southwest Substation" containing 2.14 acres, more or less, designated as Parcel "A" in Land Lot 142 of the 5th District of Houston County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Gary W. Witherington, Surveyor, Georgia Registration No. 1930, dated February 19, 1976, and recorded in Plat Book 18, Page 281, Office of the Clerk of Superior Court of Houston County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Marvin Clyde Ryals, Charles Raymond Ryals, and John Frank Ryals, Executors of the Last Will and Testament of Mrs. Annie Clyde Ryals, dated April 12, 1976, and recorded in Deed Book 473, Page 813, in the Office of the Clerk of Superior Court of Houston County, Georgia.

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



  256. That certain tract or parcel of land known as the "Warner Robins (North) Substation" containing 1.2076 acres, more or less, in Land Lot 201 of the 5th District of Houston County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Flint Electric Membership Corporation, dated September 20, 1990, and recorded in Deed Book 902, Page 403, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 902, Page 407, in the Office of the Clerk of Superior Court of Houston County, Georgia.

  257. That certain tract or parcel of land known as the "Warner Robins (West) Substation" containing 1.62 acres, more or less, in Land Lot 140 of the 5th District of Houston County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Flint Electric Membership Corporation, dated September 20, 1990, and recorded in Deed Book 902, Page 415, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 902, Page 418, in the Office of the Clerk of Superior Court of Houston County, Georgia.

  258. That certain tract or parcel of land known as the "Abba Substation" containing 6.70 acres, more or less, in Land Lots 158 and 173 of the 3rd District of Irwin County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 11, Page 36, in the Office of the Clerk of the Superior Court of Irwin County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Elmer Harper and Joy A. Harper, dated July 26, 1989, and recorded in Deed Book 108, Folio 348-349, in the Office of the Clerk of the Superior Court of Irwin County, Georgia, and by Warranty Deed from Irwin County Electric Membership Corporation, a Georgia Corporation, dated August 16, 1989, and recorded in Deed Book 108, Folio 346-347, in the Office of the Clerk of the Superior Court of Irwin County, Georgia.

  259. That certain tract or parcel of land known as the "Mystic Substation" containing 1.129 acres, more or less, in Land Lot 6 of the 3rd District of Irwin County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 112, Page 13, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 112, Page 23, in the Office of the Clerk of Superior Court of Irwin County, Georgia.

  260. That certain tract or parcel of land known as the "Reedy Creek Substation" containing 1.018 acres, more or less, in Land Lot 238 of the 5th District of Irwin County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 112, Page 30, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 112, Page 40, in the Office of the Clerk of Superior Court of Irwin County, Georgia.

  261. That certain tract or parcel of land known as the "Attica Substation" containing 4.98 acres, more or less, in the 1747th G.M.D. of Jackson County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 11-O, Page 367, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 11-O, Page 378, in the Office of the Clerk of Superior Court of Jackson County, Georgia.

  262. That certain tract or parcel of land known as the "Attica Substation" containing 13.932 acres, more or less, in the 1747th G.M.D. of Jackson County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 25, 1990, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Judgment of Court from Alva Jo Evans, et al., dated February 5, 1991, and recorded in Deed Book 11P, Page 794, in the Office of the Clerk of Superior Court of Jackson County, Georgia.

  263. That certain tract or parcel of land known as the "Braselton Substation" containing 1.9814 acres, more or less, in the 1765th G.M.D. of Jackson County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 16, 1979, recorded in Plat Book 16, Page 83, in the Office of the Clerk of Superior Court of Jackson County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by a Warranty Deed from Jackson Electric Membership Corporation, dated November 2, 1979, and recorded in Deed Book 7-R, Page 421, in the Office of the Clerk of Superior Court of Jackson County, Georgia.

  264. That certain tract or parcel of land known as the "Center Substation" containing 12.02 acres, more or less, in the 1704th G.M.D. of Jackson County, Georgia, being more particularly shown and delineated on Plat of Survey made by
W. L. Bishop, Georgia Registered Land Surveyor, dated September 26, 1967, recorded in Plat Book 5, Page 167, in the Office of the Clerk of Superior Court of Jackson County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 6-S, Page 257, in the Office of the Clerk of Superior Court of Jackson County, Georgia; LESS AND EXCEPT:
0.07 acres conveyed by Limited Warranty Deed dated April 12, 1982, from Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to Board of Commissioners of Jackson County, Georgia.

  265. That certain tract or parcel of land known as the "Center Substation" containing 0.9493 acres, more or less, in the 1704th G.M.D. of Jackson County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Jackson Electric Membership Corporation, dated November 2, 1990, and recorded in Deed Book 11-O, Page 385, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 11-O, Page 388, in the Office of the Clerk of Superior Court of Jackson County, Georgia.

  266. That certain tract or parcel of land known as the "Louisiana-Pacific Substation" containing 5.33 acres, more or less, in the 1704th G.M.D. of Jackson County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 31, Page 209, Jackson County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from J. R. Jarrett, Jr., dated April 11, 1989, and recorded in Deed Book 10-R, Pages 445-446, in the Office of the Clerk of Superior Court of Jackson County, Georgia; SUBJECT
TO: Easement Agreement between J.R. Jarrett, Jr. and Oglethorpe Power Corporation, dated April 11, 1989, recorded in Deed Book 10-S, Page 77, in the Office of the Clerk of Superior Court of Jackson County, Georgia.

  267. That certain tract or parcel of land known as the "North Commerce Substation" containing 2.38 acres, more or less, in the 255th (Minish) District G.M., Jackson County, Georgia, being more particularly shown and delineated on Plat of Survey made by Lamar B. Leach, Surveyor, dated March, 1972, recorded in Plat Book 6, Page 388, Jackson County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 6-S, Page 257, in the Office of the Clerk of Superior Court of Jackson County, Georgia; LESS AND EXCEPT: 0.07 acres, more or less, conveyed by Limited Warranty Deed, dated April 12, 1982, from Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to the Board of Commissioners of Jackson County, Georgia, recorded in Deed Book 8-E, Page 39-40, Jackson County Records.

  268. That certain tract or parcel of land known as the "Pendergrass Substation" containing 3.416 acres, more or less, in the 428th G.M.D. of Jackson County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated June 7, 1993, recorded in Plat Book 35, Page 256, Jackson County Records, and being that certain tract conveyed to Oglethorpe Power
Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from H. Dorsey Guthrie and John Williams, dated June 8, 1993, and recorded in Deed Book 13-D, Pages 528-529, in the Office of the Clerk of Superior Court of Jackson County, Georgia.

  269. That certain tract or parcel of land known as the "Tallassee Hydro Dam" containing 32.73 acres, more or less, in the 2418th and 1347th G.M.D. of Clarke County, Georgia, and the 1747th G.M.D. of Jackson County, Georgia, and being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Harold T. Barrett, Jr., dated October 27, 1983, and recorded in Deed Book 441, Page 90, in the Office of the Clerk of Superior Court of Clarke County, Georgia, and Deed Book 8-M, Page 65, in the Office of the Clerk of Superior Court of Jackson County, Georgia.

  270. That certain tract or parcel of land known as the "Monticello Substation" containing 1.0200 acres, more or less, in Land Lot 9 of the 17th District of Jasper County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Central Georgia Electric Membership Corporation, dated September 26, 1990, and recorded in Deed Book 99, Page 300, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 99, Page 303, in the Office of the Clerk of Superior Court of Jasper County, Georgia.

  271. That certain tract or parcel of land known as "Rocky Branch Substation" containing 4.67 acres, more or less, in Land Lots 507 and 508 of the 2nd District of Jeff Davis County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 24, 1986, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Judgment from Anne F. McNatt, dated June 26, 1987, and recorded in Deed Book 147, Page 710, in the Office of the Clerk of Superior Court of Jeff Davis County, Georgia.

  272. That certain tract or parcel of land known as the "Snipesville Substation" containing 0.4387 acres, more or less, in Land Lot 244 of the 1st District of Jeff Davis County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Quitclaim Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 165, Page 240, in the Office of the Clerk of Superior Court of Jeff Davis County, Georgia and by Warranty Deed from Thomas Tate, dated May 5, 1992, and recorded in Deed Book 178, Pages 22-23, in the Office of the Clerk of Superior Court of Jeff Davis County, Georgia.


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

  273. That certain tract or parcel of land known as the "South Hazlehurst Substation" containing 3.37 acres, more or less, in Land Lot 365 of the 2nd District of Jeff Davis County, Georgia, being more particularly shown and delineated on Plat of Survey recorded at Plat Book 2, Page 211, Jeff Davis County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 99, Page 358, in the Office of the Clerk of Superior Court of Jeff Davis County, Georgia.

  274. That certain tract or parcel of land known as the "Georgia Kaolin Substation" containing 1.10 acres, more or less, of the 1460th G.M.D. of Jefferson County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 1, Page 109, Jefferson County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric
Membership Generation & Transmission Corporation) by Warranty Deed from The Development Authority of Jefferson County, dated April 30, 1981, and recorded in Deed Book 135, Pages 119-20, in the Office of the Clerk of Superior Court of Jefferson County, Georgia.

  275. That certain tract or parcel of land known as the "North Louisville Substation" containing 15.43 acres, more or less, in the 82nd G.M.D. of Jefferson County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 1, Page 442, Jefferson County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from John R. Murphy, II I and James C. Abbot, dated October 3, 1989, and recorded in Deed Book 174, Pages 333-334, in the Office of the Clerk of Superior Court of Jefferson County, Georgia.

  276. That certain tract or parcel of land known as the "Wrens Switching Substation" containing 0.89 acres, more or less, in the 81st G.M.D. of Jefferson County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 28, 1988, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Georgia Power Company, dated August 16, 1989, and recorded in Deed Book 174, Pages 61-63, in the Office of the Clerk of Superior Court of Jefferson County, Georgia and by Easement from Georgia Power Company dated August 31, 1989, and recorded in Deed Book 174, Page 764, in the Office of the Clerk of the Superior Court of Jefferson County, Georgia.

  277. That certain tract or parcel of land known as the "Grove Church Substation" containing 2.3244 acres, more or less, in the 1640th G.M.D. of Jenkins County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 3-D, Page 571, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 3-D, Page 581, in the Office of the Clerk of Superior Court of Jenkins County, Georgia.

  278. That certain tract or parcel of land known as the "East Wrightsville Substation" containing 0.26 acres, more or less, in the 55th G.M.D. of Johnson County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Georgia Power Company, dated April 11, 1980, and recorded in Deed Book 89, Page 547, in the Office of the Clerk of Superior Court of Johnson County, Georgia.

  279. That certain tract or parcel of land known as the "Washington No. 3 Substation" and being in the 55th G.M.D. of Johnson County, Georgia, being more particularly shown and delineated on a topographic map of said property entitled "Washington County EMC No. 3, 44/69 kV Substation" prepared by the Georgia Power Company Engineering Department dated November, 1949, last revised September 10, 1968, and being that certain tract conveyed by a General Warranty Deed and Bill of Sale made by Georgia Power Company to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), dated April 11, 1980, and recorded in Deed Book 89, Page 547, in the Office of the Clerk of Superior Court of Johnson County, Georgia.

  280. That certain tract or parcel of land known as the "Wrightsville Substation" containing 0.225 acres, more or less, in the 1405th G.M.D. of Johnson County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 129, Page 187, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 129, Page 197, in the Office of the Clerk of Superior Court of Johnson County, Georgia.

  281. That certain tract or parcel of land known as the "Clinton Substation" containing 22.38 acres, more or less, in Land Lot 4 of the 9th District of Jones County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 10, Page 137, Jones County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Cherry Elaine Childs, dated March 30, 1989, and recorded in Deed Book 233, Pages 119-120, in the Office of the Clerk of Superior Court of Jones County, Georgia.

  282. That certain tract or parcel of land known as the "Gray Substation" containing 0.7447 acres, more or less, in Land Lot 4 of the 9th District of Jones County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 250, Page 136, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 250, Page 146, in the Office of the Clerk of Superior Court of Jones County, Georgia.

  283. Those certain tracts or parcels of land known as the "Mixon Substation" containing 0.8978 acres, more or less, in Land Lot 51 of the 6th District of Jones County, Georgia, and being those certain tracts conveyed to Oglethorpe Electric Membership Corporation by Warranty Deeds from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 140, Page 490, in the Office of the Clerk of Superior Court of Jones County, Georgia; and from Sara M. Caudle, dated August 27, 1980, and recorded in Deed Book 168, Page 810, in the Office of the Clerk of Superior Court of Jones County, Georgia.

  284. That certain tract or parcel of land known as the "Milner Substation" containing 2.49 acres, more or less, in Land Lot 64 of the 7th District of Lamar County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by J. Wayne Proctor, Sr., Registered Land Surveyor, dated March 12, 1971, recorded in Plat Book 5, Page 85, in the Office of the Clerk of Superior Court of Lamar County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Lamar Electric Membership Corporation, dated June 9, 1976, and recorded in Deed Book 82, Page 318, in the Office of the Clerk of Superior Court of Lamar County, Georgia.

  285. That certain tract or parcel of land known as the "Tobesofkee Creek Substation" containing 3.13 acres, more or less, in Land Lot 152 of the 7th District of Lamar County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M.


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

Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated March 14, 1994, recorded in Plat Book 12, Page 272, Lamar County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Billy Rose, dated July 19, 1994, and recorded in Deed Book 170, Pages 281, in the Office of the Clerk of Superior Court of Lamar County, Georgia.

  286. That certain tract or parcel of land known as the "Dexter Substation" containing 3.92 acres, more or less, in Land Lot 93 of the 18th District of Laurens County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 19, 1983, recorded in Plat Book 405, Page 594, Laurens County Records, and being that certain tract conveyed to Oglethorpe Power
Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from H. H. Bedingfield, W. H. Bedingfield, Estate of W. O. Bedingfield, Caroline M. Bedingfield, Herbert Marvin Bedingfield, Linda Bedingfield Kelly, and William Walter Bedingfield, dated April 5, 1983, and recorded in Deed Book 406, Pages 97-99, in the Office of the Clerk of Superior Court of Laurens County, Georgia.

  287. That certain tract or parcel of land known as the "Dublin Substation" containing 0.2296 acres, more or less, in the 52nd G.M.D. of Laurens County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 604, Page 288, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 604, Page 298, in the Office of the Clerk of Superior Court of Laurens County, Georgia.

  288. That certain tract or parcel of land known as the "Dublin Chip Mill Substation" containing 0.51 acres, more or less, in the 52nd G.M.D. of Laurens County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated December 5, 1988, recorded in Plat Book 6, Page 109, Laurens County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Olin Wooten, dated November 7, 1989, and recorded in Deed Book 564, Page 312, in the Office of the Clerk of Superior Court of Laurens County, Georgia; SUBJECT TO: an Easement for Right-of-Way in favor of Olin Wooten, dated February 21, 1989, and recorded in Deed Book 540, Page 278, Laurens County records and a Consent to Easement from Dublin Chip Mill Co., Inc. to Oglethorpe Power Corporation, dated February, 1989 and recorded in Deed Book 540, Page 278, AND a Non-Disturbance and Subordination Agreement from Dublin Chip Co., Inc. to Oglethorpe Power Corporation, dated May 7, 1991, and recorded in Deed Book 615, page 341, in the Office of the Clerk of Superior Court of Laurens County, Georgia.

  289. That certain tract or parcel of land known as the "Dudley Substation" containing 0.2296 acres, more or less, in Land Lot 226 of the 18th District of Laurens County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 604, Page 271, and by Quitclaim De ed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 604, Page 281, in the Office of the Clerk of Superior Court of Laurens County, Georgia.

  290. That certain tract or parcel of land known as the "Dudley Substation" containing 5.280 acres, more or less, in Land Lot 226 & 252 of the 18th District of Laurens County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 29, 1990, recorded in Plat Book 620, Page 161, Laurens County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from John W. Chappell, dated June 26, 1991, and recorded in Deed Book 620, Page 185, in the Office of the Clerk of Superior Court of Laurens County, Georgia.


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

  291. That certain tract or parcel of land known as the "Firetower Road Substation" containing 5.51 acres, more or less, in Land Lot 91 of the 1st District of Laurens County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 10, 1987, and last revised September, 1987, recorded in Plat Book 6, Page 35, in the Office of the Clerk of Superior Court of Laurens County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from The City of Dublin & County of Laurens Development Authority, dated October 15, 1987, and recorded in Deed Book 496, Page 320, in the Office of the Clerk of Superior Court of Laurens County, Georgia.

  292. That certain tract or parcel of land known as the "Garetta Substation" containing 1.49 acres, more or less, in Land Lot 258 of the 17th District of Laurens County, Georgia, being more particularly shown and delineated on Plat of Survey made by Greenway & Flanders, Surveyors, dated October 26, 1986, recorded in Deed Book 468, Page 27, in the Office of the Clerk of Superior Court of Laurens County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation by Warranty Deed from Little Ocmulgee EMC dated November 18, 1987, and recorded in Deed Book 499, Page 299, in the Office of the Clerk of Superior Court of Laurens County, Georgia.

  293. That certain tract or parcel of land known as the "Garetta Substation" containing 0.1895 acres, more or less, in Land Lot 253 of the 17th District of Laurens County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 604, Page 254, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 604, Page 264, in the Office of the Clerk of Superior Court of Laurens County, Georgia.

  294. That certain tract or parcel of land known as the "Minter Substation" containing 5.55 acres, more or less, in the 1338th G.M.D. of Laurens County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 11, 1989, recorded in Plat Book 6, Page 118, Laurens County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Rayonier Timberlands Operating Company, L.P., dated June 23, 1989, and recorded in Deed Book 550, Page 345, in the Office of the Clerk of Superior Court of Laurens County, Georgia, and by Quitclaim Deed from ITT Rayonier, Incorporated, a Delaware Corporation, dated June 16, 1989, and recorded in Deed Book 550, Page 343, in the Office of the Clerk of Superior Court of Laurens County, Georgia.

  295. That certain tract or parcel of land known as the "North Dublin Substation" containing 13.359 acres, more or less, in Land Lot 263 of the 1st District of Laurens County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 330, Page 279, in the Office of the Clerk of Superior Court of Laurens County, Georgia.

  296. That certain tract or parcel of land known as the "Rentz Substation" containing 0.34 acres, more or less, in Land Lot 109 of the 17th District of Laurens County, Georgia, being more particularly shown and delineated on Plat of Survey made by William E. Greenway, Georgia Registered Land Surveyor No. 8712, dated September 23, 1986, recorded in Deed Book 461, Page 334, in the Office of the Clerk of Superior Court of Laurens County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Little Ocmulgee EMC, dated November 18, 1987, and recorded in Deed Book 499, Page 297, in the Office of the Clerk of Superior Court of Laurens County, Georgia.


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  297. That certain tract or parcel of land known as the "Rentz Substation"
containing 0.5773 acres, more or less, in Land Lot 109 of the 17th District of Laurens County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Quitclaim Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 604, Page 246, in the Office of the Clerk of Superior Court of Laurens County, Georgia.

  298. That certain tract or parcel of land known as the "Southeast Paper Company Substation" containing 1.519 acres, more or less, in the 52nd G.M.D. of Laurens County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 19, 1978, recorded in Deed Book 361, Page 472, in the Office of the Clerk of Superior Court of Laurens County, Georgia, and being that certain tract at of Survey made by W. L. Bishop, Registered Surveyor, dated May 18, 1970, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Southeast Paper Company, dated August 1, 1978, and recorded in Deed Book 361, Page 473, in the Office of the Clerk of Superior Court of Laurens County, Georgia.

  299. That certain tract or parcel of land known as the "Century Substation" containing 0.574 acres, more or less, in Land Lot 174 of the 2nd District of Lee County, Georgia, being more particularly shown and delineated on Plat of Survey dated February 2, 1970, recorded in Plat Book D, Page 61, Lee County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book B29, Page 285, in the Office of the Clerk of Superior Court of Lee County, Georgia.

  300. That certain tract or parcel of land known as the "Cookville Substation" containing 0.35 acres, more or less, in Land Lot 191 of the 2nd District of Lee County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Cabinet D, Slide D-16, in the Office of the Clerk of the Superior Court of Lee County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Allied Products Corporation dated October 27, 1989, and recorded in Deed Book 112, Folio 374, in the Office of the Clerk of the Superior Court of Lee County, Georgia.

  301. That certain tract or parcel of land known as the "Mount Pleasant Substation" containing 2.066 acres, more or less, in Land Lot 170 of the Redbone G.M.D. 975 of Lee County, Georgia, and being more particularly shown and delineated on Plat of Survey recorded in Plat Book D, Page 233, Lee County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book B-29, Page 299, in the Office of the Clerk of Superior Court of Lee County, Georgia.

  302. That certain tract or parcel of land known as the "Cay Creek Substation" containing 10.12 acres, more or less, in the 1359th G.M.D. of Liberty County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated February 28, 1986, recorded in Plat Book D92, Page 1, in the Office of the Clerk of Superior Court of Liberty County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation &
Transmission Corporation) by Warranty Deed from Ballard Jones, Jr., dated March 18, 1986, and recorded in Deed Book 373, Page 268, in the Office of the Clerk of Superior Court of Liberty County, Georgia.

  303. That certain tract or parcel of land known as the "Horse Creek Substation" containing 7.674 acres, more or less, in the 1756th G.M.D. of Liberty County, Georgia, being more


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particularly shown and delineated on Plat of Survey prepared by Roland McCann,
Georgia Registered Land Surveyor No. 1752, dated November 9, 1978, recorded in Plat Book 12, Page 30, in the Office of the Clerk of Superior Court of Liberty County, Georgia, and being a part of that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deeds from Henry C. Baker, Pauline B. Travis, Roland
A. Baker, Larry Baker, David F. Baker, Harry O. Baker, Daisy Baker, Evelyn Baker, Mattie Bell Baker, Oliver Baker, Charlie W. Baker and Esther Baker, said Deeds being dated January 18, 1979, January 19, 1979, January 20, 1979, and January 29, 1979, and recorded in Deed Book 160, Pages 488-503, in the Office of the Clerk of Superior Court of Liberty County, Georgia; LESS AND EXCEPT:
4.077 acres, more or less, conveyed by Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to Canoochee Electric Membership Corporation by Warranty Deed dated February 25, 1980.

  304. That certain tract or parcel of land known as the "Donald Substation" containing 3.976 acres, more or less, in the 16th G.M.D. of Long County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 18, 1987, recorded in Plat Book 5, Page 78, in the Office of the Clerk of Superior Court of Long County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Corrective Warranty Deed from William Dunham Rogers, dated July 19, 1990, and recorded in Deed Book 79, Folio 403, in the Office of the Clerk of Superior Court of Long County, Georgia, and by Anchor Permit from Hugh Durham, dated February 16, 1988, and recorded in Deed Book 73, Page 158, in the Office of the Clerk of Superior Court of Long County, Georgia.

  305. That certain tract or parcel of land known as the "South Glennville Substation" containing 1.84 acres, more or less, in the 1672nd G.M.D. of Long County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 44, Page 543, in the Office of the Clerk of Superior Court of Long County, Georgia.

  306. That certain tract or parcel of land known as the "Azalea Park Substation" containing 2.25 acres, more or less, in Land Lot 64 of the 11th District of Lowndes County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 4, 1991, recorded in Plat Book 36, Page 9, Lowndes County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Valdosta-Lowndes County Industrial Authority, dated January 3, 1992, and recorded in Deed Book 861, Page 231, in the Office of the Clerk of Superior Court of Lowndes County, Georgia; TOGETHER
WITH: Grant of Easement from Valdosta-Lowndes County Industrial Authority in favor of Oglethorpe Power Corporation dated January 13, 1992 and recorded in Deed Book 866, Page 150, in the Office of the Clerk of Superior Court of Lowndes County, Georgia.

  307. That certain tract or parcel of land known as the "Bemis Substation" containing 0.455 acres, more or less, in Land Lot 146 of the 11th District of Lowndes County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 26, Page 271, Lowndes County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric
Membership Generation & Transmission Corporation) by Warranty Deed from Colquitt Electric Membership Corporation, dated December 22, 1981, and recorded in Deed Book 378, Page 477, in the Office of the Clerk of Superior Court of Lowndes County, Georgia.

  308. That certain tract or parcel of land known as the "Dasher Substation" containing 4.918 acres, more or less, in Land Lot 29 of the 16th District of Lowndes County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia


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

Registered Land Surveyor No. 1752, dated September 14, 1990, recorded in Plat Book 35, Page 139, in the Office of the Clerk of the Superior Court of Lowndes County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Richard Elwood Stephens, dated January 23, 1991, and recorded in Deed Book 803, Page 49, in the Office of the Clerk of the Superior Court of Lowndes County, Georgia.

  309. That certain tract or parcel of land known as the "Hickory Grove Substation" containing 2.398 acres, more or less, in Land Lots 165 and 204 of the 11th District of Lowndes County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 26, Page 309, Lowndes County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Ben Hill Wisenbaker, Jr., dated January 28, 1982, and recorded in Deed Book 380, Page 16, in the Office of the Clerk of Superior Court of Lowndes County, Georgia; LESS AND EXCEPT: 0.174 acres, more or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Lowndes County, Georgia, dated January 12, 1987 and recorded in Deed Book 528, Page 384, in the Office of the Clerk of Superior Court of Lowndes County, Georgia AND LESS AND EXCEPT:
0.19 acres, more or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Lowndes County, Georgia, dated June 16, 1992, and recorded in Deed Book 907, Page 149, in the Office of the Clerk of Superior Court of Lowndes County, Georgia.

  310. That certain tract or parcel of land known as the "Lowndes Substation" containing 6.45 acres, more or less, in Land Lot 15 of the 12th District of Lowndes County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated December 30, 1983, recorded in Plat Book 28, Page 28, Lowndes County Records, and being that certain tract conveyed to Oglethorpe Power
Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Elsie McKey Whitaker, dated January 3, 1984, and recorded in Deed Book 428, Pages 47-48, in the Office of the Clerk of Superior Court of Lowndes County, Georgia. LESS AND EXCEPT: 2.48 acres, more or less, conveyed by Warranty Deed from Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to Cody's of Lowndes County, Inc., recorded in Deed Book 741, Page 193, in the Office of the Clerk of Superior Court of Lowndes County, Georgia.

  311. That certain tract or parcel of land known as the "Mineola Substation" containing 4.30 acres, more or less, in Land Lot 87 of the 12th District of Lowndes County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 26, Page 61, Lowndes County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Carol C. Tyler, dated June 4, 1981, and recorded in Deed Book 367, Page 461, in the Office of the Clerk of Superior Court of Lowndes County, Georgia.

  312. That certain tract or parcel of land known as the "Cane Creek Substation" containing 3.214 acres, more or less, in Land Lot 834 of the 1296th G.M.D. of Lumpkin County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Harris J. Romero, Georgia Registered Land Surveyor No. 1956, dated January 19, 1978, recorded in Plat Book 7, Page 138, of the Office of the Clerk of Superior Court of Lumpkin County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Early J. Wimpy, dated April 10, 1978, and recorded in Deed Book S3, Page 268, in the Office of the Clerk of Superior Court of Lumpkin County, Georgia.

  313. That certain tract or parcel of land known as the "Copper Pines Substation" containing 0.74 acres, more or less, in Land Lot 115 of the 1st District of Lumpkin County, Georgia,


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

being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 20, 1990, recorded in Plat Book 21, Page 290, in the Office of the Clerk of the Superior Court of Lumpkin County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Russell W. Parrish, as Trustee under the Last Will and Testament of Robert P. Parrish, dated October 1, 1990, and recorded in Deed Book L9, Page 296, in the Office of the Clerk of the Superior Court of Lumpkin County, Georgia.

  314. That certain tract or parcel of land known as the "Bartlett Substation" containing 0.230 acres, more or less, in Land Lot 5 of the 2nd District of Macon County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated August 17, 1992, last revised September 9, 1992, recorded in Plat Book 13, Page 92, Macon County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation &
Transmission Corporation) by Warranty Deed from Cargill, Incorporated, dated September 30, 1992, and recorded in Deed Book 103, Page 8, in the Office of the Clerk of Superior Court of Macon County, Georgia.

  315. That certain tract or parcel of land known as the "Buckeye Substation" containing 0.826 acres, more or less, in Land Lot 195 of the 28th District of Macon County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 8, 1978, recorded in Plat Book 8, Page 35, of the Office of the Clerk of Superior Court of Macon County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from the Buckeye Cellulose Corporation, dated April 2, 1979, and recorded in Deed Book 30, Page 253, in the Office of the Clerk of Superior Court of Macon County, Georgia.

  316. That certain tract or parcel of land known as the "Athens Substation" containing 4.3669 acres, more or less, in the 383rd G.M.D. of Madison County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book V-9, Page 18, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book V-9, Page 35, in the Office of the Clerk of Superior Court of Madison County, Georgia.

  317. That certain tract or parcel of land known as the "Pocataligo Substation" containing 1.0052 acres, more or less, in the 438th G.M.D. of Madison County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Jackson Electric Membership Corporation, dated November 2, 1990, and recorded in Deed Book V-9, Page 15, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book V-9, Page 28, in the Office of the Clerk of Superior Court of Madison County, Georgia.

  318. That certain tract or parcel of land known as the "Brantley Substation" containing 2.176 acres, more or less, in Land Lot 72 of the 4th District of Marion County, Georgia, being more particularly shown and delineated on Plat of Survey made by James R. Littlefield, Surveyor, Georgia Registration No. 1304, dated November 20, 1975, recorded in Plat Book B, Page 46, Office of the Clerk of Superior Court of Marion County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Naomi Ingram, dated January 20, 1976, recorded in Deed Book 48, Page 610, in the Office of the Clerk of Superior Court of Marion County, Georgia.


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  319. That certain tract or parcel of land known as the "Durand Substation"
containing 8.14 acres, more or less, in Land Lots 59 and 60 of the 2nd District of Meriwether County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 24, 1990, recorded in Plat Book 14, Page 116, in the Office of the Clerk of the Superior Court of Meriwether County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Henry Burnley Parham and by Warranty Deed from Evergreen Timberlands Corporation, dated January 31, 1990, and recorded in Deed Book 295, Page 471, in the Office of the Clerk of the Superior Court of Meriwether County, Georgia, dated October 9, 1990, and recorded in Deed Book 291, Page 622, in the Office of the Clerk of the Superior Court of Meriwether County, Georgia.

  320. That certain tract or parcel of land known as the "Gay Substation" containing 4.71 acres, more or less, in Land Lot 43 of the 9th District of Meriwether County, Georgia, being more particularly shown and delineated on Plat of Survey made by J. Wayne Proctor, Sr., Registered Surveyor, dated October 27, 1972, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded at Deed Book 149, Page 154, in the Office of the Clerk of Superior Court of Meriwether County, Georgia.

  321. That certain tract or parcel of land known as the "Little Red Oak Substation" containing 0.06 acres, more or less, in Land Lot 191 of the 8th District of Meriwether County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated June 28, 1994, recorded in Plat Book 15, Page 335, Meriwether County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Willie Parks, dated August 5, 1994, and recorded in Deed Book 337, Page 256, in the Office of the Clerk of Superior Court of Meriwether County, Georgia.

  322. That certain tract or parcel of land known as the "Colquitt Substation" containing 0.9467 acres, more or less, in Land Lot 88 of the 13th District of Miller County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Three Notch Electric Membership Corporation, dated September 5, 1990, and recorded in Deed Book 113, Page 606, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 113, Page 609, in the Office of the Clerk of Superior Court of Miller County, Georgia.

  323. That certain tract or parcel of land known as the "Camilla Substation" containing 0.03 acres, more or less, in Land Lot 5 of the 11th District of Mitchell County, Georgia, being more particularly shown and delineated and designated as "Tract A" on Plat of Survey prepared by Larry W. Grogan, Surveyor, Georgia Registration No. 1649, dated November 16, 1990, recorded in Plat Book 22, Page 16, in the Office of the Clerk of Superior Court of Mitchell County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Mitchell Electric Membership Corporation, dated December 7, 1990, and recorded in Deed Book 323, Page 301, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 323, Page 305, in the Office of the Clerk of Superior Court of Mitchell County, Georgia.

  324. That certain tract or parcel of land known as the "Cooper Road Substation" containing 3.74 acres, more or less, in Land Lot 310 of the 9th District of Mitchell County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 21, Page 57, Mitchell County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An


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Electric Membership Generation & Transmission Corporation) by Warranty Deed
from Mitchell Electric Membership Corporation, dated September 12, 1989, and recorded in Deed Book 302, Pages 1-2, in the Office of the Clerk of Superior Court of Mitchell County, Georgia.

  325. That certain tract or parcel of land known as the "Cooper Road Substation" containing 6.84 acres, more or less, in Land Lot 310 of the 9th District of Mitchell County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 15, 1987, recorded in Plat Book 20, Page 13, in the Office of the Clerk of the Superior Court of Mitchell County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Gertrude C. Kemp, dated September 12, 1989, and recorded in Deed Book 301, Page 145, in the Office of the Clerk of the Superior Court of Mitchell County, Georgia.

  326. That certain tract or parcel of land known as the "Hopeful Substation" containing 0.4316 acres, more or less, in Land Lot 342 of the 11th District of Mitchell County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Quitclaim Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 323, Page 313, in the Office of the Clerk of Superior Court of Mitchell County, Georgia.

  327. That certain tract or parcel of land known as the "Mitchell Prison Substation" containing 0.344 acres, more or less, in Land Lot 273 of the 10th District of Mitchell County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated March 23, 1992, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Non-Exclusive Easement from State of Georgia, State Properties Commission, dated March 23, 1992, and recorded in Deed Book 349, Pages 109-117, in the Office of the Clerk of Superior Court of Mitchell County, Georgia.

  328. That certain tract or parcel of land known as the "Mount Olive Substation" containing 2.0 acres, more or less, in Land Lot 56 of the 11th District of Mitchell County, Georgia, being more particularly shown and delineated on Plat of Survey made by Leroy R. Hall, Mitchell County Land Surveyor, dated September 18, 1975, and recorded at Plat Book 13, Page 139, land records of Mitchell County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from M. A. Kemp, dated November 11, 1975, and recorded at Deed Book 190, Page 450, Office of the Clerk of Superior Court of Mitchell County, Georgia.

  329. That certain tract or parcel of land known as the "Pelham Industrial Park Substation" containing 1.15 acres, more or less, in Land Lot 269 of the 10th District of Mitchell County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 19, 1985, and last revised May 28, 1985, recorded in Plat Book 18, Page 156, Mitchell County Records, and being those certain tracts conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deeds from W. Lamar Davis, dated July 3, 1985, and recorded in Deed Book 252, Pages 523-524, in the Office of the Clerk of Superior Court of Mitchell County, Georgia, and from C. Ray Council, Hal A. Council, Rex A. Council, Max R. Council, Glenda Council Beall, June Council Hunter, and Gay Council Moring, dated September 26, 1985, and recorded in Deed Book 254, Pages 696-698, in the Office of the Clerk of Superior Court of Mitchell County, Georgia.

  330. That certain tract or parcel of land known as the "Bolingbroke Substation" containing 0.95 acres, more or less, in Land Lot 192 of the 13th District of Monroe County, Georgia,


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and being that certain tract conveyed to Oglethorpe Power Corporation (An
Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 329, Page 214, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 329, Page 225, in the Office of the Clerk of Superior Court of Monroe County, Georgia.

  331. That certain tract or parcel of land known as the "Combustion Turbine Project" containing 1,368 acres, more or less, in Land Lots 96, 64 and 65, 5th District and 52, 83, 84, 85, 86, 87, 118 and 119, 13th District of Monroe County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Gabriel P. Rumble, dated April 18, 1989, and recorded in Deed Book 286, Page 128, in the Office of the Clerk of the Superior Court of Monroe County, Georgia, and by Warranty Deed from Myrtice Jo Rumble, Charles T. Rumble, Thomas Reid Rumble, Genevieve Rumble Miller f/k/a Genevieve Rumble Hopper, dated November 14, 1989, and recorded in Deed Book 301, Page 241, in the Office of the Clerk of the Superior Court of Monroe County, Georgia and by Warranty Deed from Jeffrey L. Rader and Luanne K. Rader dated May 17, 1991, and recorded in Deed Book 339, Page 47, in the Office of the Clerk of the Superior Court of Monroe County, Georgia, and by Warranty Deed from Proctor & Gamble Cellouse Company f/k/a the Buckeye Cellouse Corporation dated December 7, 1990, and recorded in Deed Book 328, Page 292, in the Office of the Clerk of the Superior Court of Monroe County, Georgia, and by Quitclaim Deed from Mead Coated Board, Inc., dated May 19, 1989, and recorded in Deed Book 288, Page 251, in the Office of the Clerk of the Superior Court of Monroe County, Georgia, and by Warranty Deed from the Corporation of Mercer University, A Georgia Corporation dated April 30, 1992, and recorded in Deed Book 373, Page 98, in the Office of the Clerk of Superior Court of Monroe County, Georgia.

  332. That certain tract or parcel of land known as the "Culloden Substation" containing 2.7703 acres, more or less, in Land Lot 119 of the 11th District of Monroe County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 329, Page 232, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 329, Page 242, in the Office of the Clerk of Superior Court of Monroe County, Georgia.

  333. That certain tract or parcel of land known as the "Smarr Substation" containing 5.43 acres, more or less, in Land Lot 56, of the 13th District of Monroe County, Georgia being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 16, Page 84, in the Office of the Clerk of the Superior Court of Monroe County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Carl E. Lane and Martha B. Lane dated January 15, 1990, and recorded in Deed Book 305, Folio 233-234, in the Office of the Clerk of the Superior Court of Monroe County, Georgia.

  334. 60% undivided interest in those certain tracts or parcels of land known as the "Unit 1 & 2 Property" and the "Common Area Property" of Plant Robert W. Scherer, comprising approximately 12,000 acres, in the 5th District of Monroe County, Georgia, all as shown and delineated on (i) that certain blueprint of survey captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised January 2, 1979, prepared for Georgia Power Company by Southern Services, Inc., bearing Drawing No. EPS 4035-75, and (ii) that certain blueprint of survey captioned "Plant Scherer, A Plat of Project Boundary and Road & Gas Line Relocation, 5th District, Monroe County, Georgia," dated April 27, 1978, prepared for Georgia Power Company Land Dept. by Hugh W. Mercer, Jr., Georgia Registered Land Surveyor No. 1890, bearing drawing number M-154-3; being all of that certain property conveyed to Oglethorpe Power Corporation by General Warranty Deed and Bill of Sale from Georgia


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Power Company, dated May 22, 1980, and recorded in Deed Book 125, Page 1, in the Office of the Clerk of Superior Court of Monroe County, Georgia. LESS AND
EXCEPT: (x) The property described in and released from the Mortgage by that certain Partial Release and Subordination Agreement among the United States of America, Columbia Bank for Cooperatives and Trust Company Bank, as trustee under certain indentures identified therein and Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), dated
December 30, 1985, recorded in Deed Book 202, Page 113, in the Office of the Clerk of Superior Court of Monroe County, Georgia; (y) the property described in and released from the Mortgage by that certain Quitclaim Deed and Partial Release, dated as of November 19, 1987, made by the United States of America, Columbia Bank for Cooperatives and Trust Company Bank, as trustee under certain indentures identified therein, to Gulf Power Company, recorded in Deed Book 254, Page 158, in the Office of the Clerk of Superior Court of Monroe County, Georgia; and (z) the property described in and released from Mortgage by that certain Quitclaim Deed and Partial Release, dated as of October 3, 1989, made by the United States of America, National Bank for Cooperatives, as successor by merger to Columbia Bank for Cooperatives effective January 1, 1989, and Trust Company Bank, as trustee under certain indentures identified therein, to Georgia Power Company, recorded in Deed Book 297, Page 295, in the Office of the Clerk of the Superior Court of Monroe County, Georgia.

  335. The "Undivided Interest" (in Plant Robert W. Scherer Unit No. 2) as defined in, and leased to the Mortgagor pursuant to, four separate Lease Agreements Nos. 1-4, dated December 30, 1985, between Wilmington Trust Company and William J. Wade as Owner Trustees under Trust Agreements Nos. 1-4 and Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) and recorded, respectively, in Deed Book 205, Page 167; in Deed Book 205, Page 328; in Deed Book 206, Page 138; and in Deed Book 206, Page 298 in the Office of the Clerk of Superior Court of Monroe County, Georgia.

  336. That certain tract or parcel of land known as the "Alston Substation" containing 0.3443 acres, more or less, in the 275th G.M.D. of Montgomery County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 105, Page 240, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 105, Page 250, in the Office of the Clerk of Superior Court of Montgomery County, Georgia.

  337. That certain tract or parcel of land known as the "Kibbee Substation" containing 2.36 acres, more or less, in the 1781st G.M.D. of Montgomery County, Georgia, being more particularly shown and delineated on Plat of Survey made by Lamar B. Leach, Georgia Registered Surveyor No. 1507, said plat being recorded in Plat Book 2, Page 232, Montgomery County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 67, Page 489, in the Office of the Clerk of Superior Court of Montgomery County, Georgia.

  338. That certain tract or parcel of land known as the "McGregor Substation" containing 10.459 acres, more or less, in the 1757th G.M.D. of Montgomery County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 23, 1988, recorded in Plat Book 6, Page 87, Montgomery County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from John L. Robison, dated December 19, 1988, and recorded in Deed Book 99, Folio 537, in the Office of the Clerk of Superior Court of Montgomery County, Georgia.

  339. That certain tract or parcel of land known as the "Madison Substation" containing 9.644 acres, more or less, in Land Lot 55 of the 5th District of Morgan County, Georgia, being


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

more particularly shown and delineated on Plat of Survey made by George M. Ingram, Registered Surveyor, dated February 16, 1970, and recorded in Plat Book 6, Page 213, Morgan County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 88, Page 753, in the Office of the Clerk of Superior Court of Morgan County, Georgia.

  340. That certain tract or parcel of land known as the "Rutledge Substation" containing 3.92 acres, more or less, in Land Lot 91 of the 20th District of Morgan County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 12, 1987, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from W. P. Wallace, dated December 23, 1987, and recorded in Deed Book 139, Page 344, in the Office of the Clerk of Superior Court of Morgan County, Georgia.

  341. That certain tract or parcel of land known as the "Woodkraft Substation" containing 0.386 acres, more or less, in Land Lot 97 of the 277th G.M.D. of Morgan County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 11, 1978, recorded in Plat Book 9, Page 228, in the Office of the Clerk of Superior Court of Morgan County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from the Georgia Kraft Company, dated December 12, 1978, and recorded in Deed Book 99, Page 631, in the Office of the Clerk of Superior Court of Morgan County, Georgia.

  342. That certain tract or parcel of land known as the "Upatoi Substation" containing 4.28 acres, more or less, in Land Lot 99 of the 9th District of Muscogee County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 16, 1985, recorded in Plat Book 92, Page 15, Muscogee County Records, and being that certain tract conveyed to Oglethorpe Power
Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Willis E. Burgess, Acting Through Joseph G. Slaughter, III, His Attorney In Fact, dated March 12, 1985, and recorded in Deed Book 2428, Pages 162-163, in the Office of the Clerk of Superior Court of Muscogee County, Georgia.

  343. That certain tract or parcel of land known as the "East Thomson Substation" containing 2.862 acres, more or less, in the 134th G.M.D. of McDuffie County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 20, 1991, and recorded in Plat Book S, Page 314A, McDuffie County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Carlton Minus, Sr., a/k/a/ Tony Minus, dated April 21, 1992, and recorded in Deed Book 173, Page 682, in the Office of the Clerk of Superior Court of McDuffie County, Georgia, and by Warranty Deed from Leona Lee Baxley, dated April 15, 1992, and recorded in Deed Book 173, Page 321, in the Office of the Clerk of Superior Court of McDuffie County, Georgia.

  344. That certain tract or parcel of land known as the "Iron Hill Substation" containing 3.18 acres, more or less, in the 133rd G.M.D. of McDuffie County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by John M. Harris, Georgia Registered Land Surveyor No. 1769, dated July 13, 1978, recorded in Plat Book 0, Page 178, of the Office of the Clerk of Superior Court of McDuffie County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deeds from
W. E. Owens and also W. E. Owens and Betty Owens, dated August 10, 1978, and recorded in Deed Book 106, Page


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

691, in the Office of the Clerk of Superior Court of McDuffie County, Georgia; LESS AND EXCEPT: that property conveyed by Right-of-Way Deed, dated July 17, 1981, from Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to McDuffie County, recorded in Deed Book 119, Page 877, McDuffie County Records.

  345. That certain tract or parcel of land known as the "Stones Crossroads Substation" containing 2.687 acres, more or less, in the 134th G.M.D. of McDuffie County, Georgia, being more particularly described and delineated on Plat of Survey by John McGill, Surveyor, dated May 18, 1973, recorded in the Office of the Clerk of Superior Court of said County in Plat Book L, Page 64, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 92, Page 641, in the Office of the Clerk of Superior Court of McDuffie County, Georgia.

  346. That certain tract or parcel of land known as the "Thomson East Substation" containing 0.700 acres, more or less, in the 134th G.M.D. of McDuffie County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Quitclaim Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 165, Page 261, in the Office of the Clerk of Superior Court of McDuffie County, Georgia.

  347. That certain tract or parcel of land known as the "Thomson West Substation" containing 0.2700 acres, more or less, in the 134th G.M.D. of McDuffie County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 165, Page 243, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 165, Page 254, in the Office of the Clerk of Superior Court of McDuffie County, Georgia.

  348. That certain tract or parcel of land known as the "Eulonia Substation" containing 5.53 acres, more or less, in the 1515th G.M. District, McIntosh County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 18, 1990, last revised September 5, 1990, recorded in Plat Book 1, Page 28C, in the Office of the Clerk of the Superior Court of McIntosh County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Southeast Timberlands, Inc., dated September 28, 1990, and recorded in Deed Book 146, Page 347, in the Office of the Clerk of the Superior Court of McIntosh County, Georgia, and by Limited Warranty Deed from Audley Farm, Inc., dated December 21, 1990, and recorded in Deed Book 148, Page 383, in the Office of the Clerk of the Superior Court of McIntosh County, Georgia.

  349. That certain tract or parcel of land known as the "Jackson Lake Substation" containing 1.2889 acres, more or less, in Land Lot 144 of the 9th District of Newton County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Snapping Shoals Electric Membership Corporation, dated September 4, 1990, and recorded in Deed Book 385, Page 470, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 385, Page 473, in the Office of the Clerk of Superior Court of Newton County, Georgia.

  350. That certain tract or parcel of land known as the "Mansfield Substation" containing 0.179 acres, more or less, in Land Lot 206 of the 1st District of Newton County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Com-


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

pany, dated December 19, 1990, and recorded in Deed Book 385, Page 452, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 385, Page 463, in the Office of the Clerk of Superior Court of Newton County, Georgia.

  351. That certain tract or parcel of land known as the "Oak Hill Substation" containing 13.00 acres, more or less, in Land Lot 78 of the 10th District of Newton County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated February 19, 1986, recorded in Plat Book 20, Page 153, in the Office of the Clerk of Superior Court of Newton County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Laura Ellen Hull Barber, dated April 3, 1986, and recorded in Deed Book 261, Page 414, in the Office of the Clerk of Superior Court of Newton County, Georgia.

  352. That certain tract or parcel of land known as the "East Watkinsville Substation" containing 11.9955 acres, more or less, in the 225th G.M.D. of Oconee County, Georgia, being more particularly shown and delineated on Plat of Survey made by W. L. Bishop, Surveyor, dated April 11, 1970, and recorded in Plat Book 3, Page 183, Oconee County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 19, Page 297, in the Office of the Clerk of Superior Court of Oconee County, Georgia.

  353. That certain tract or parcel of land known as the "Mars Hill Substation" containing 4.61 acres, more or less, in the 1331st G.M.D. of Oconee County, Georgia, being more particularly shown and delineated on Plat of Survey made by
W. L. Bishop, Surveyor, dated October 2, 1969, recorded in Plat Book 3, Page 155, Oconee County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed, dated August 11, 1975, and recorded in Deed Book 19, Page 297, in the Office of the Clerk of Superior Court of Oconee County, Georgia.

  354. That certain tract or parcel of land known as the "Arnoldsville Substation" containing 0.858 acres, more or less, in the 1303rd G.M.D. of Oglethorpe County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by W. L. Bishop, Surveyor, dated October 16, 1963, recorded in Plat Book 4, Page 258, in the Office of the Clerk of Superior Court of Oglethorpe County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 7-Z, Page 241, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 7-Z, Page 251, in the Office of the Clerk of Superior Court of Oglethorpe County, Georgia.

  355. That certain tract or parcel of land known as the "Beaver Dam Substation" containing 4.56 acres, more or less, in the 226th G.M.D. of Oglethorpe County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated May 1, 1991, recorded in Plat Book 12, Page 331, Oglethorpe County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from James R. Bramlett and Thelma A. Bramlett dated August 19, 1991 and recorded in Deed Book 8-G, Page 326-327, in the Office of the Clerk of Superior Court of Oglethorpe County, Georgia.

  356. That certain tract or parcel of land known as the "Lexington Substation" containing 6.42 acres, more or less, in the 236th G.M.D. of Oglethorpe County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 8, Page 151, Oglethorpe County Records, and


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

being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Georgia-Pacific Corporation dated May 7, 1982, and recorded in Deed Book 5-P, Page 335, in the Office of the Clerk of Superior Court of Oglethorpe County, Georgia.

  357. That certain tract or parcel of land known as the "Vesta Substation" containing 1.0126 acres, more or less, in the 233rd G.M.D. of Oglethorpe County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 7-Z, Page 257, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 7-Z, Page 267, in the Office of the Clerk of Superior Court of Oglethorpe County, Georgia.

  358. That certain tract or parcel of land known as the "Battlefield Substation" containing 3.893 acres, more or less, in Land Lots 1198 and 1199 of the 3rd District of Paulding County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 17, 1987, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Mrs. Wilma Boyd, dated November 17, 1987, and recorded in Deed Book 124, Page 002, in the Office of the Clerk of Superior Court of Paulding County, Georgia.

  359. That certain tract or parcel of land known as the "Beulah Substation" containing 0.99 acres, more or less, in original Land Lot 690 of the 19th District and 3rd Section of Paulding County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 7-S, Page 131, in the Office of the Clerk of Superior Court of Paulding County, Georgia.

  360. That certain tract or parcel of land known as the "Dallas Substation" containing 4.0658 acres, more or less, in Land Lot 486 of the 2nd District of Paulding County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from GreyStone Power Corporation, dated August 28, 1990, and recorded in Deed Book 216, Page 499, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 216, Page 502, in the Office of the Clerk of Superior Court of Paulding County, Georgia.

  361. That certain tract or parcel of land known as the "Huntsville Substation" containing 1.66 acres, more or less, in parts of original Land Lots 712 and 713 of the 3rd District and 3rd Section of Paulding County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 7-S, Page 131, in the Office of the Clerk of Superior Court of Paulding County, Georgia.

  362. That certain tract or parcel of land known as the "Mill Creek Substation" containing 6.443 acres, more or less, in Land Lots 890 and 891 of the 19th District, 2nd Section of Paulding County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 20, 1978, recorded in Plat Book 9, Page 13, in the Office of the Clerk of Superior Court of Paulding County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by J. C. Hardy, Jr., dated November 15, 1978, and recorded in Deed Book 8-U, Page 817, Office of the Clerk of Superior Court of Paulding County, Georgia.


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

  363. That certain tract or parcel of land known as the "Fort Valley Substation" containing 4.38 acres, more or less, in Land Lot 183 of the 9th District of Peach County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Flint Electric Membership Corporation, dated September 20, 1990, and recorded in Deed Book 119, Page 662, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 119, Page 665, in the Office of the Clerk of Superior Court of Peach County, Georgia.

  364. That certain tract or parcel of land known as the "West Byron Substation" containing 2.81 acres, more or less, in Land Lot 149 of the 6th District of Peach County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 13, Page 65, Peach County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric
Membership Generation & Transmission Corporation) by Warranty Deed from Ethel Bell Barnes, et al., dated February 9, 1984, and recorded in Deed Book 70, Pages 470-472, in the Office of the Clerk of Superior Court of Peach County, Georgia.

  365. That certain tract or parcel of land known as the "Big Canoe Substation" containing 3.28 acres, more or less, in Land Lot 63 of the 4th District of the 2nd Section of Pickens County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book K, Page 113, Pickens County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Quitclaim Deed from Three Pines, Inc., a Delaware Corporation, dated June 9, 1981, and recorded in Deed Book 75, Pages 662-663, in the Office of the Clerk of Superior Court of Pickens County, Georgia.

  366. That certain tract or parcel of land known as the "Pickens County PSH" containing 1,465 acres, more or less, in Land Lots 32, 39, 40, 41, 75, 113, 140, 13th District, 2nd Section of Pickens County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Donal Dorsey and John L. Humphrey, dated July 15, 1988, and recorded in Deed Book 139, Page 638, in the Office of the Clerk of the Superior Court of Pickens County, Georgia, and by Warranty Deed from John M. Cunningham and Alisa Lynn Cunningham, dated September 25, 1987, and recorded in Deed Book 131, Page 337, in the Office of the Clerk of the Superior Court of Pickens County, Georgia, and by Warranty Deed from Norma Ann Hahn, dated December 17, 1987, and recorded in Deed Book 133, Page 777, in the Office of the Clerk of the Superior Court of Pickens County, Georgia, and by Warranty Deed from Ben C. Langley and Nan E. Langley, dated September 22, 1987, and recorded in Deed Book 131, Page 33, in the Office of the Clerk of the Superior Court of Pickens County, Georgia, and by Warranty Deed from Michael P. Echols, dated September 22, 1987, and recorded in Deed Book 131, Page 335, in the Office of the Clerk of the Superior Court of Pickens County, Georgia, and by Warranty Deed from Terry C. Moss, dated September 30, 1987, and recorded in Deed Book 132, Page 33, in the Office of the Clerk of the Superior Court of Pickens County, Georgia, and by Warranty Deed from Frances S. Littleton, dated October 2, 1987, and recorded in Deed Book 132, Page 35, in the Office of the Clerk of the Superior Court of Pickens County, Georgia, and by Warranty Deed from McRae Interests, Inc., dated October 13, 1987, and recorded in Deed Book 132, Page 486, in the Office of the Clerk of the Superior Court of Pickens County, Georgia, and by Warranty Deed from Weldon Thacker and Hansel L. Thacker, dated June 28, 1988, and recorded in Deed Book 139, Page 188, in the Office of the Clerk of the Superior Court of Pickens County, Georgia.

  367. That certain tract or parcel of land known as the "Tate Substation" containing 0.2356 acres, more or less, in Land Lot 116 of the 4th District of Pickens County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company,


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

dated December 19, 1990, and recorded in Deed Book 170, Page 252, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 170, Page 263, in the Office of the Clerk of Superior Court of Pickens County, Georgia.

  368. That certain tract or parcel of land known as the "Patterson Substation" containing 2.35 acres, more or less, in Land Lot 224 of the 4th District of Pierce County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 12, Page 200, Pierce County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric
Membership Generation & Transmission Corporation) by Warranty Deed from Satilla Rural Electric Membership Corporation, dated May 11, 1989, and recorded in Deed Book 217, Page 58, in the Office of the Clerk of Superior Court of Pierce County, Georgia.

  369. That certain tract or parcel of land known as the "Waltertown Substation" containing 3.012 acres, more or less, in Land Lot 116 of the 5th District of Pierce County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 10, Page 23, Pierce County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Lena Smith Davis, dated September 18, 1980, and recorded in Deed Book 174, Page 625, in the Office of the Clerk of Superior Court of Pierce County, Georgia.

  370. That certain tract or parcel of land known as the "Upper Pike Substation" containing 4.76 acres, more or less, in Land Lots 121 and 136 of the 2nd District of Pike County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 8, Page 223, Pike County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Fred F. Filsoff, dated February 24, 1989, recorded in Deed Book 116, Page 44-45, in the Office of the Clerk of Superior Court of Pike County, Georgia, a Warranty Deed from Arthur L. Walters and Gisela K. Walters, dated August 23, 1989, recorded in Deed Book 119, Page 307, in the Office of the Clerk of Superior Court of Pike County, Georgia, and a Warranty Deed from Dr. Bill Bell, dated July 25, 1989, and recorded in Deed Book 118, Page 432, in the Office of the Clerk of Superior Court of Pike County, Georgia.

  371. That certain tract or parcel of land known as the "Young Station Substation" containing 0.364 acres, more or less, in Land Lot 898 of the 2nd District of Polk County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 13, 1987, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Georgia Power Company, dated March 29, 1988, and recorded in Deed Book 396, Page 652, in the Office of the Clerk of Superior Court of Polk County, Georgia, and by Corrective Warranty Deed from Georgia Power Company dated April 13, 1988, and recorded in Deed Book 397, Page 751, in the Office of the Clerk of Superior Court of Polk County, Georgia.

  372. That certain tract or parcel of land known as the "Hawkinsville Substation" containing 0.98 acres, more or less, in Land Lot 221 of the 4th District of Pulaski County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 128, Page 395, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 128, Page 405, in the Office of the Clerk of Superior Court of Pulaski County, Georgia.


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  373. That certain tract or parcel of land known as the "Pulaski Substation"
containing 0.48 acres, more or less, in Land Lot 369 of the 21st District of Pulaski County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated December 9, 1990, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Co rporation) by Non-exclusive Easement from State of Georgia acting by and through the State Properties Commission, dated March 23, 1992, and recorded in Deed Book 134, Page 123, in the Office of the Clerk of Superior Court of Pulaski County, Georgia.

  374. That certain tract or parcel of land known as the "Lick Creek Substation" containing 2.00 acres, more or less, in Land Lots 278, 279, 284 and 285 of the 308th G.M.D. of Putnam County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 10, Page 163, Putnam County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from J. F. Reese, dated September 24, 1981, and recorded in Deed Book 5N, Pages 17-18, in the Office of the Clerk of Superior Court in Putnam County, Georgia.

  375. That certain tract or parcel of land known as the "Willard Substation" containing 4.81 acres, more or less, in the 390th G.M.D. of Putnam County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated May 11, 1992, recorded in Plat Book 20, Page 76, Putnam County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from James Harper and Barbara M. Harper, dated December 15, 1992, and recorded in Deed Book 76, Pages 219-220, in the Office of the Clerk of Superior Court of Putnam County, Georgia, and by Warranty Deed from Tracey Harper, dated December 15, 1992, and recorded in Deed Book 76, Pages 215-216, in the Office of the Clerk of Superior Court of Putnam County, Georgia.

  376. That certain tract or parcel of land known as the "Cool Branch Substation" containing 2.85 acres, more or less, in Land Lot 280 of the 8th District of Quitman County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 5, 1991, recorded in Plat Book 1, Page 190, Quitman County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Eugene O. Gary, dated July 29, 1991, and recorded in Deed Book 65, Page 768, in the Office of the Clerk of Superior Court of Quitman County, Georgia.

  377. That certain tract or parcel of land known as the "Dillard Substation" containing 4.8136 acres, more or less, and located in Land Lot 146 of the 2nd District of Rabun County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Georgia Power Company dated August 11, 1975, and recorded in Deed Book V5, Book 687 in the Office of the Clerk of Superior Court of Rabun County, Georgia.

  378. That certain tract or parcel of land known as the "Tiger Substation" containing 3.38 acres, more or less, in Land Lot 20 of the 5th District of Rabun County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 27, 1992, recorded in Plat Book 31, Page 259, Rabun County, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Frances "Tut" Woodruff, dated March 30, 1993, and recorded in Deed Book V-14, Pages 114-115, in the Office of the Clerk of Superior Court of Rabun County, Georgia.


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  379. That certain tract or parcel of land known as the "Cuthbert Substation"
containing 5.70 acres, more or less, in Land Lot 1 of the 6th District of Randolph County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book KK-2, Pages 3-7, in the Office of the Clerk of Superior Court of Randolph County, Georgia.

  380. That certain tract or parcel of land known as the "Boykin Road Substation f/k/a Windsor Springs Substation" containing 11.15 acres, more or less, in the 86th G.M.D. of Richmond County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated March 27, 1985, and last revised November, 1985, recorded in Reel 204, Pages 329-330, in the Office of the Clerk of Superior Court of Richmond County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by three Warranty Deeds, the first from Elroco, Inc., dated May 9, 1985, and recorded in Reel 204, Pages 331-332, in the Office of Clerk of Superior Court of Richmond County, Georgia, the second from Dennis Carlton Davis and Katherine Davis Pound, dated February 27, 1986 and recorded in Reel 222, Pages 1198-1200, in the Office of the Clerk of Superior Court of Richmond County, Georgia, and the third from Robert L. Arrington, dated January 10, 1986, and recorded in Reel 224, Pages 424-427, in the Office of the Clerk of Superior Court of Richmond County, Georgia; SUBJECT TO: Easement for Right-of-Way in favor of Richmond County Works dated April 17, 1989 and recorded in Reel 313, Pages 669-672 in the Office of the Clerk of Superior Court of Richmond County, Georgia.

  381. That certain tract or parcel of land known as the "Clark Road Substation" containing 3.44 acres, more or less, in the 124th G.M.D. of Richmond County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 29, 1988, recorded in Plat Book 295, Page 1176, in the Office of the Clerk of Superior Court of Richmond County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Union Camp Corporation, dated September 2, 1988, and recorded in Reel 295, Page 1173, in the Office of the Clerk of Superior Court of Richmond County, Georgia.

  382. That certain tract or parcel of land known as the "Goshen Substation" containing in the aggregate 17.825 acres, more or less, in the 124th G.M.D. of Richmond County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 50, Page 2157, in the Office of the Clerk of Superior Court of Richmond County, Georgia.

  383. That certain tract or parcel of land known as the "Rosier Road Substation" containing 8.947 acres, more or less, in the 123rd G.M.D. of Richmond County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 19, 1985, recorded in Plat Reel 209, Pages 1769-1770, Richmond County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from George Taylor and Dorothy M. Evans, dated August 22, 1985, and recorded in Reel 209, Pages 1767-1770, in the Office of the Clerk of Superior Court of Richmond County, Georgia.

  384. That certain tract or parcel of land known as the "Tobacco Road Substation" containing 1.62 acres, more or less, in the 123rd G.M.D. of Richmond County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by John M. Harris, Georgia Registered Land Surveyor No. 1769, dated July 26, 1977, recorded in Realty Book Reel 81, Pages 539-540, in the Office of the Clerk of Superior Court of Richmond County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty


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

Deed from C. G. Garmon and Evelyn P. Garmon, dated August 24, 1977, and recorded in Realty Book Reel 81, Pages 540-541, in the Office of the Clerk of Superior Court of Richmond County, Georgia.

  385. That certain tract or parcel of land known as the "Tobacco Road Substation" containing 18.415 acres, more or less, in the 86th G.M.D. of Richmond County, Georgia, being more particularly shown and delineated on Plat of Survey made by Franklin A. Toole, Georgia Registered Land Surveyor No. 1420, dated July 10, 1987, recorded in Reel 272, Page 647, in the Office of the Clerk of Superior Court of Richmond County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from T. E. Norris, dated September 25, 1987, and recorded in Reel 272, Page 649, in the Office of the Clerk of Superior Court of Richmond County, Georgia, and by Warranty Deed from Spectra Development, Inc., dated October 22, 1987, and recorded in Reel 235, Page 1203, in the Office of the Clerk of Superior Court of Richmond County, Georgia.

  386. That certain tract or parcel of land known as the "Foxwood Substation" containing 5.8183 acres, more or less, in Land Lot 206 of the 10th District of Rockdale County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 614, Page 268, by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 614, Page 278, and as corrected by Quitclaim Deed from Lindbergh Jones dated March 13, 1990 and recorded in Deed Book 630, Page 178, in the Office of the Clerk of Superior Court of Rockdale County, Georgia.

  387. That certain tract or parcel of land known as the "Honeycreek Substation" f/k/a the "Conyers Substation" containing 10.82 acres, more or less, in Land Lot 206 of the 16th District of Rockdale County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by W. Dennis Boutwell, Surveyor, Georgia Registration No. 1873, dated July 26, 1976, recorded in Plat Book K, Page 77, in the Office of the Clerk of Superior Court of Rockdale County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Billy L. Ivey, dated September 30, 1976, and recorded in Deed Book 163, Page 881, in the Office of the Clerk of Superior Court of Rockdale County, Georgia, as corrected by that certain Corrective Deed dated January 7, 1977, and recorded in Deed Book 166, Page 365, of aforesaid records.

  388. That certain tract or parcel of land known as the "Oglethorpe Power Warehouse" containing 9.238 acres, more or less, in Land Lot 232 of the 10th District of Rockdale County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Allied Properties, Inc., dated June 19, 1980, and recorded in Deed Book 209, Page 874, in the Office of the Clerk of Superior Court of Rockdale County, Georgia; LESS AND EXCEPT: 0.37 acres of land conveyed by Oglethorpe Power Corporation to Raymond J. Pitts, Inc., by Warranty Deed dated September 25, 1990, and recorded in Deed Book 595, Page 299, Rockdale County Records, by Quitclaim Deed from Oglethorpe Power Corporation to Raymond J. Pitts, Inc., dated September 25, 1990 and recorded in Deed Book 595, Page 288, Rockdale County Records and by General Warranty Deed from Cecil F. Key to Oglethorpe Power Corporation dated September 25, 1990, and recorded in Deed Book 595, Page 291, Rockdale County Records; SUBJECT TO: Right-of-Way Easement from Oglethorpe Power Corporation to Snapping Shoals Electric Membership Corporation dated May 9, 1990, and recorded in Deed Book 615, Page 326, in the Office of the Clerk of Superior Court of Rockdale County, Georgia; AND Right-of-Way Easement from Oglethorpe Power Corporation to Snapping Shoals Electric Membership Corporation dated May 9, 1990, and recorded in Deed Book 564, Page 185, in the Office of the Clerk of Superior Court of Rockdale County, Georgia.


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

  389. That certain tract or parcel of land known as the "Rockdale Substation" containing 5.94 acres, more or less, in Land Lot 325 of the 4th District of Rockdale County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 29, 1979, recorded in Plat Book N, Page 39, in the Office of the Clerk of Superior Court of Rockdale County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by a Warranty Deed from Elizabeth Corley Dorman, Charlotte Corley McDowell and Jeannette Corley Farmer, dated November 19, 1979, and recorded in Deed Book 203, Page 956, in the Office of the Clerk of Superior Court of Rockdale County, Georgia.

  390. That certain tract or parcel of land known as the "Dover Substation" containing 0.3440 acres, more or less, in the 35th G.M.D. of Screven County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Georgia Power Company, dated May, 1963, recorded in Plat Book 10, Page 108, in the Office of the Clerk of Superior Court of Screven County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company dated December 19, 1990, and recorded in Deed Book 209, Page 429, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 209, Page 439, in the Office of the Clerk of Superior Court of Screven County, Georgia; AND that certain tract or parcel of land known as the "Dover Substation" containing
0.24 acres, more or less, in the 35th G.M.D. of Screven County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated February 7, 1990, recorded in Plat Book 26, Page 36, in the Office of the Clerk of Superior Court of Screven County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Henry G. Weeks and Mrs. Lennie R. Weeks, dated May 2, 1990, and recorded in Deed Book 206, Page 39, in the Office of the Clerk of Superior Court of Screven County, Georgia.

  391. That certain tract or parcel of land known as the "Hiltonia Substation" containing 2.4591 acres, more or less, in the 1286th G.M.D. of Screven County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Quitclaim Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 209, Page 446, in the Office of the Clerk of Superior Court of Screven County, Georgia.

  392. That certain tract or parcel of land known as the "Middleground Substation" containing 5.89 acres, more or less, in 36th G.M.D. of Screven County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated February 14, 1990, recorded in Plat Book 26, Page 36, in the Office of the Clerk of the Superior Court of Screven County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Carl W. Smith, dated May 2, 1990, and recorded in Deed Book 206, Folio 43, in the Office of the Clerk of the Superior Court of Screven County, Georgia.

  393. That certain tract or parcel of land known as the "Sylvania Substation" containing 0.229 acres, more or less, in the 34th G.M.D. of Screven County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 26, 1988, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Planters Electric Membership Corporation, dated June 7, 1988, and recorded in Deed Book 196, Page 527, in the Office of the Clerk of Superior Court of Screven County, Georgia.


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

  394. That certain tract or parcel of land known as the "Reynoldsville Substation" containing 0.84 acres, more or less, in Land Lot 12 of the 21st District of Seminole County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 26, 1979, recorded in Plat Book 6, Page 143, of the Office of the Clerk of Superior Court of Seminole County, Georgia, and being that certain tract conveyed by Warranty Deed from Three Notch Electric Membership Corporation, dated February 7, 1979, and recorded in Deed Book 84, Page 690, in the Office of the Clerk of Superior Court of Seminole County, Georgia.

  395. That certain tract or parcel of land known as the "West Donaldsonville Substation" containing 3.372 acres, more or less, in Land Lot 149 of the 14th District of Seminole County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 3, 1989, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by corrective Warranty Deed from Julius Bertram Thomas, Jr., and Carolyn P. Thomas, Jr., dated December 28, 1989, and recorded in Deed Book 124, Page 93-94, in the Office of the Clerk of Superior Court of Seminole County, Georgia.

  396. That certain tract or parcel of land known as the "Double Cabins Substation" containing 6.050 acres, more or less, in Land Lot 82 of the 490th G.M.D. of Spalding County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Harris J. Romero, Georgia Registered Land Surveyor No. 1956, dated July 25, 1977, recorded in Plat Book 12, Page 5, of the Office of the Clerk of Superior Court of Spalding County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Hopkins K. Manley and Thelma J. Manley, dated November 7, 1977, and recorded in Deed Book 5 1 0, Folio 126, in the Office of the Clerk of Superior Court of Spalding County, Georgia.

  397. That certain tract or parcel of land known as the "Steele Road Substation" containing 5.12 acres, more or less, in Land Lot 38 of the 3rd District of Spalding County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated February 27, 1991, recorded in Plat Book 19, Page 481, Spalding County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Kathleen S. Sanders, et. al., dated September 10, 1991, and recorded in Deed Book 1060, Page 143, in the Office of the Clerk of Superior Court of Spalding County, Georgia.

  398. That certain tract or parcel of land known as the "Zetella Substation" containing 1.9736 acres, more or less, in Land Lot 35 of the 1st District of Spalding County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Central Georgia Electric Membership Corporation, dated September 26, 1990, and recorded in Deed Book 1020, Page 139, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 1020, Page 142, in the Office of the Clerk of Superior Court of Spalding County, Georgia.

  399. That certain tract or parcel of land known as the "Ayersville Substation" containing 5.24 acres, more or less, in the 402nd G.M.D. of Stephens County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 4, 1985, recorded in Plat Book 13, Page 34, in the Office of the Clerk of Superior Court of Stephens County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Milliken & Company, dated December 6, 1985, and recorded in Deed Book 188, Page 568, in the Office of the Clerk of Superior Court of Stephens County, Georgia.


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

  400. That certain tract or parcel of land known as the "Currahee Heights Substation" containing 0.52 acres, more or less, in the 440th G.M.D. of Stephens County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated October 2, 1992, recorded in Plat Book 15, Page 562, Stephens County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from James Arthur and Barbara C. Arthur, dated February 12, 1993, and recorded in Deed Book 282, Pages 117-118, in the Office of the Clerk of Superior Court of Stephens County, Georgia.

  401. That certain tract or parcel of land known as the "Gum Log Substation" containing 10.407 acres, more or less, in the 1647th G.M.D. of Stephens County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated February 5, 1988, recorded in Plat Book 15, Page 13, Stephens County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from H. Morris Isbell, dated March 17, 1988, and recorded in Deed Book 210, Page 94, in the Office of the Clerk of Superior Court of Stephens County, Georgia.

  402. That certain tract or parcel of land known as the "Lumpkin Substation" containing 5.59 acres, more or less, in Land Lot 15 of the 23rd District of Stewart County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 18, 1984, recorded in Plat Book 1, Page 374, Stewart County Records, and being that certain tract conveyed to Oglethorpe Power
Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Noll A. Van Cleave, dated January 15, 1985, and recorded in Deed Book 75, Pages 344-345, in the Office of the Clerk of Superior Court of Stewart County, Georgia.

  403. That certain tract or parcel of land known as the "Providence Canyon Substation" containing 2.0 acres, more or less, in Land Lot 70 of the 22nd District of Stewart County, Georgia, being more particularly shown and delineated on Plat of Survey made by James R. Littlefield, Surveyor, Georgia Registration No. 1304, dated September 12, 1975, recorded in Plat Book 1, Page 209, Stewart County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Allen Cherry Lane, dated November 7, 1975, and recorded in Deed Book 57, Page 538, in the Office of the Clerk of Superior Court of Stewart County, Georgia.

  404. That certain tract or parcel of land known as the "New Era Substation" containing 1.433 acres, more or less, in Land Lot 77 of the 27th District of Sumter County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 144, Page 327-A, in the Office of the Clerk of Superior Court of Sumter County, Georgia.

  405. That certain tract or parcel of land known as the "North Americus Substation" containing 10.980 acres in Land Lot 113 of the 27th District of Sumter County, Georgia, being more particularly shown and delineated on Plat of Survey made by George M. Ingram, Registered Surveyor No. 799, dated September 15, 1967, recorded in Plat Book 5, Page 159, Sumter County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 144, Page 327-A, in the Office of the Clerk of Superior Court of Sumter County, Georgia.

  406. That certain tract or parcel of land known as the "West Americus Substation" containing 5.05 acres, more or less, and located in Land Lot 182 of the 27th District of Sumter County, Georgia, being more particularly shown and delineated on Plat of Survey made by


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

Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 18, 1983, recorded in Plat Book 13, Page 178, Sumter County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Kustom Kut, Inc., dated December 5, 1983, and recorded in Deed Book 207, Pages 472-473, in the Office of the Clerk of Superior Court of Sumter County, Georgia; SUBJECT TO:
Easement for Telephone Line from Oglethorpe Power Corporation to Southern Bell Telephone and Telegram Company, dated February 6, 1989, and recorded in Deed Book 248, Pages 550-552, in the Office of the Clerk of Superior Court of Sumter County, Georgia.

  407. That certain tract or parcel of land known as the "Bellville Substation" containing 5.343 acres, more or less, in the 1376th G.M.D. of Tattnall County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 9, Page 111, Tattnall County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Canoochee Electric Membership Corporation, A Georgia Corporation, dated August 21, 1989, and recorded in Deed Book 213, Page 239-240 in the Office of the Clerk of Superior Court of Tattnall County, Georgia, and by Warranty Deed from Howard E. Scarbrough, dated August 16, 1989, and recorded in Deed Book 212, Pages 128-129, in the Office of the Clerk of Superior Court of Tattnall County, Georgia.

  408. That certain tract or parcel of land known as the "Glenville Substation" containing 1.5189 acres, more or less, in the 1700th G.M.D. of Tattnall County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 230, Page 241, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 230, Page 251, in the Office of the Clerk of Superior Court of Tattnall County, Georgia.

  409. That certain tract or parcel of land known as the "Glenville Substation" containing 2.69 acres, more or less, in the 1700th G.M.D. of Tattnall County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 15, 1989, recorded in Plat Book 9, Page 205, in the Office of the Clerk of Superior Court of Tattnall County, Georgia, revised and recorded in Plat Book 10, Page 28, in the Office of the Clerk of Superior Court of Tattnall County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from William S. Bacon and Althea S. Bacon as Trustees for Althea S. Bacon, and as Executors of the Last Will and Testament of William Harvey Bacon, dated February 7, 1990, and recorded in Deed Book 219, Page 324, in the Office of the Clerk of Superior Court of Tattnall County Georgia; by Warranty Deed from Larry Harvey Bacon, dated February 27, 1990, and recorded in Deed Book 219, Page 326, in the Office of the Clerk of Superior Court of Tattnall, County, Georgia; by Warranty Deed from William S. Bacon and Althea S. Bacon as Trustees for Althea
S. Bacon, and as Executors of the Last Will and Testament of William Harvey Bacon, dated August 2, 1990, and recorded in Deed Book 225, Page 197, in the Office of the Clerk of Superior Court of Tattnall County, Georgia; and by Warranty Deed from Larry Harvey Bacon, dated August 2, 1990, and recorded in Deed Book 225, Page 195, in the Office of the Clerk of Superior Court of Tattnall County, Georgia.

  410. That certain tract or parcel of land known as the "Ohoopee River Switching Station" containing 0.52 acres, more or less, in the 1645th G.M.D. of Tattnall County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 17, 1988, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Co rporation) by Non-Exclusive Easement Agreement from the State of Georgia, dated September 5, 1989, and recorded in Deed Book 213, Page 213, in the Office of the Clerk of Superior Court of Tattnall County, Georgia.


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  411. That certain tract or parcel of land known as the "Reidsville Junction
Substation" containing 6.4334 acres, more or less, in the 1601st G.M.D. of Tattnall County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 5-M, Page 316, in the Office of the Clerk of Superior Court of Tattnall County, Georgia.

  412. That certain tract or parcel of land known as the "Stoney Hill Substation" containing 0.92 acres, more or less, in the 40th G.M.D. of Tattnall County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by W. L. Bishop, Georgia Registered Land Surveyor No. 549, recorded in Plat Book (Deed Book) 4-W, Page 354, of the Office of the Clerk of Superior Court of Tattnall County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated September 27, 1977, and recorded in Deed Book 122, Folio 209, in the Office of the Clerk of Superior Court of Tattnall County, Georgia; LESS AND
EXCEPT: that property conveyed by Right-of-Way Deed, dated December 13, 1982, from Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to Tattnall County, recorded in Deed Book 153, Pages 672-675, Tattnall County records.

  413. That certain tract or parcel of land known as the "Reynolds Substation" containing 1.666 acres, more or less, in Land Lot 257 of the 1st District of Taylor County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by James R. Littlefield, Surveyor, Georgia Registration No. 1304, dated January 15, 1976, recorded at Plat Book 5, Page 266, Office of the Clerk of Superior Court of Taylor County, Georgia, and being those certain tracts conveyed to Oglethorpe Electric Membership Corporation by Warranty Deeds from E. B. Cook, dated March 19, 1976, and recorded in Deed Book 36, Page 55, in the Office of the Clerk of Superior Court of Taylor County, Georgia, and from R. L. Swearingen, Jr., dated March 5, 1976, and recorded in Deed Book 35, Page 617, in the Office of the Clerk of Superior Court of Taylor County, Georgia.

  414. That certain tract or parcel of land known as the "Jacksonville Substation" containing 0.5201 acres, more or less, in Land Lot 180 of the 9th District of Telfair County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 8-J, Page 345, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 8-J, Page 355, in the Office of the Clerk of Superior Court of Telfair County, Georgia.

  415. That certain tract or parcel of land known as the "Lumber City Substation" containing 0.79 acres, more or less, in Land Lot 322 of the 7th District of Telfair County, Georgia, being more particularly shown and delineated on Plat of Survey made by Grady Boney, Telfair County Land Surveyor, dated April 24, 1986, recorded in Plat Book 5, Page 693, in the Office of the Clerk of Superior Court of Telfair County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Little Ocmulgee EMC, dated November 18, 1987, and recorded in Deed Book 7W, Pages 251-252, in the Office of the Clerk of Superior Court of Telfair County, Georgia.

  416. That certain tract or parcel of land known as the "Lumber City Substation" containing 0.2307 acres, more or less, in Land Lot 322 of the 7th District of Telfair County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 8-J, Page 328, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book-J, Page 338, in the Office of the Clerk of Superior Court of Telfair County, Georgia.


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

  417. That certain tract or parcel of land known as the "McRae Substation" containing 0.44 acres, more or less, in Land Lot 142 of the 10th District of Telfair County, Georgia, being more particularly shown and delineated on Plat of Survey made by Grady Boney, Telfair County Land Surveyor, dated December 17, 1986, recorded in Plat Book 7, Page 72, in the Office of the Clerk of Superior Court of Telfair County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Little Ocmulgee EMC, dated November 18, 1987, and recorded in Deed Book 7W, Page 253, in the Office of the Clerk of Superior Court of Telfair County, Georgia.

  418. That certain tract or parcel of land known as the "Parrott Substation" containing 2.23 acres, more or less, in Land Lots 133 and 134 of the 11th District of Terrell County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by James R. Littlefield, Surveyor, Georgia Registration No. 1304, dated October 23, 1975, recorded at Plat Book 4, Page 147, Terrell County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from John R. Young, dated December 12, 1975, and recorded in Deed Book 1-U, Page 326, in the Office of the Clerk of Superior Court of Terrell County, Georgia.

  419. That certain tract or parcel of land known as the "Boston South Substation" containing 4.15 acres, more or less, in Land Lot 81 of the 14th District of Thomas County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 8, 1985, recorded in Plat Book 1, Page 30-E, Thomas County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from DebReNel, a general partnership consisting of Deborah Davis Dugger, Renny R. Davis, Jr., and Neel D. Davis, dated May 22, 1985, and recorded in Deed Book 191, Pages 330-331, in the Office of the Clerk of Superior Court of Thomas County, Georgia.

  420. That certain tract or parcel of land known as the "Boston Substation" containing 0.9864 acres, more or less, in Land Lot 271 of the 13th District of Thomas County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Grady County Electric Membership Corporation, dated September 5, 1990, and recorded in Deed Book 297, Page 278, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 297, Page 281, in the Office of the Clerk of Superior Court of Thomas County, Georgia.

  421. That certain tract or parcel of land known as the "Boston Substation" containing 8.64 acres, more or less, in Land Lot 236 of the 13th District of Thomas County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Albert M. Wynn, Georgia Registered Land Surveyor No. 2178, dated May 26, 1992, last revised June 5, 1992, recorded in Plat Book 2, Page 10-E, in the Office of the Clerk of Thomas County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Delouise E. Hurst, Sr., dated June 24, 1992, and recorded in Deed Book 352, Page 248, in the Office of the Clerk of Superior Court of Thomas County, Georgia.

  422. That certain tract or parcel of land known as the "Dixie Highway Platform Mounted Substation" containing 0.36 acres, more or less, in Land Lot 74 of the 17th District of Thomas County, Georgia, being more particularly shown on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 5, 1991, recorded in Plat Book 1, Page 185-C, Thomas County Records, and being that certain tract conveyed to Oglethorpe Power


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

Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Griffin Farms, Inc., dated June 25, 1991, and recorded in Deed Book 315, Page 303, in the Office of the Clerk of Superior Court of Thomas County, Georgia.

  423. That certain tract or parcel of land known as the "Hall Road Substation" containing 6.43 acres, more or less, in Land Lots 81 and 82 of the 13th District of Thomas County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated February 5, 1988, recorded in Plat Book 1, Page 104A, in the Office of the Clerk of Superior Court of Thomas County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from J. M. Golden, Jr., dated April 13, 1988, and recorded in Deed Book 235, Page 470, in the Office of the Clerk of Superior Court of Thomas County, Georgia.

  424. That certain tract or parcel of land known as the "Merrillville Substation" containing 2.331 acres, more or less, in Land Lot 155 of the 13th District of Thomas County, Georgia, being more particularly shown and delineated on Plat of Survey made by Frank E. Carlton, Georgia Registered Land Surveyor No. 4544, dated August 21, 1986, recorded in Plat Book 1, Page 75B, in the Office of the Clerk of Superior Court of Thomas County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Joyce
S. Sherod, dated December 23, 1986, and recorded in Deed Book 215, Page 782, in the Office of the Clerk of Superior Court of Thomas County, Georgia, and by Warranty Deed from Grady County EMC, dated May 7, 1987, and recorded in Deed Book 220, Page 817, in the Office of the Clerk of Superior Court of Thomas County, Georgia.

  425. That certain tract or parcel of land known as the "Merrillville Substation" containing 2.3378 acres, more or less, in Land Lot 155 of the 13th District of Thomas County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Sam H. Thompson, Surveyor, Georgia Registration No. 1961, dated April 6, 1990, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 297, Pages 288-293, in the Office of the Clerk of Superior Court of Thomas County, Georgia.

  426. That certain tract or parcel of land known as the "Pavo Substation" containing 4.651 acres, more or less, in Land Lot 352 of the 13th District of Thomas County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, Project No. 8114, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Paul J. Sherrod, dated May 14, 1980, and recorded in Deed Book 137, Pages 190-91, in the Office of the Clerk of Superior Court of Thomas County, Georgia.

  427. That certain tract or parcel of land known as the "Pummy Road Substation" containing 2.4992 acres, more or less, in Land Lot 160 of the 17th District of Thomas County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Lamar B. Leach, Surveyor, Georgia Registration No. 1507, dated March 1, 1974, recorded in Plat Book 2, Page 22, in the Office of the Clerk of Superior Court of Thomas County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 297, Page 261, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 297, Page 271, in the Office of the Clerk of Superior Court of Thomas County, Georgia.


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

  428. That certain tract or parcel of land known as the "Brookfield Switching Substation" containing 1.60 acres, more or less, in Land Lot 364 of the 6th District of Tift County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Jr., Georgia Registered Land Surveyor No. 2178, dated October 28, 1992, recorded in Plat Book 24, Page 101, Tift County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from George Perry McCranie, Jr., dated March 11, 1993, and recorded in Deed Book 471, Page 84, in the Office of the Clerk of Superior Court of Tift County, Georgia; TOGETHER WITH Easement Agreement from Georgia Power Company to Oglethorpe Power Corporation, dated March 22, 1993, and recorded May 18, 1993 in Deed Book 476, Page 44, pursuant to a Slope Easement from Colquitt EMC to Oglethorpe Power Corporation, dated February 23, 1993 and recorded March 8, 1993, in Deed Book 468, Page 265, in the Office of the Clerk of Superior Court of Tift County, Georgia.

  429. That certain tract or parcel of land known as the "Tifton Substation" containing 1.47 acres, more or less, in Land Lot 292 of the 6th District of Tift County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 159, Page 711, in the Office of the Clerk of Superior Court of Tift County, Georgia.

  430. That certain tract or parcel of land known as the "Walkerville Substation" containing 1.836 acres, more or less, in Land Lot 311 of the 6th District of Tift County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 159, Page 711, in the Office of the Clerk of Superior Court of Tift County, Georgia.

  431. That certain tract or parcel of land known as the "Walkerville Substation" containing 2.91 acres, more or less, in Land Lots 311 and 334 of the 6th District of Tift County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 13, 1984, recorded in Plat Book 16, Page 47, Tift County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from W. R. Bragg, Jr., Charles H. Wideman, Jr., Diane R. Wideman, Tommy Joe Wideman and Charles H. Wideman, dated November 13, 1984, and recorded in Deed Book 225, Pages 318-320, in the Office of the Clerk of Superior Court of Tift County, Georgia.

  432. That certain tract or parcel of land known as the "Waterloo Substation" containing 0.91 acres, more or less, in Land Lot 78 of the 6th District of Tift County, Georgia, per plat recorded in Plat Book 13, Page 111, in the Office of the Clerk of Superior Court of Tift County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by a Warranty Deed from Avis L. Goodman, dated April 25, 1980, and recorded in Deed Book 191, Page 769, in the Office of the Clerk of Superior Court of Tift County, Georgia.

  433. A 30% undivided interest in that certain tract or parcel of land containing 906.65 acres, more or less, in the 43rd G.M.D. of Toombs County, Georgia, being more particularly shown and delineated as Tract 4 on Plat of Survey prepared by C. H. Wright and certified by C. H. Wright, Registered Land Surveyor No. 1333, designated as "GEORGIA POWER COMPANY, LAND DEPARTMENT, Property Map of Site Edwin I. Hatch-Nuclear Plant, Appling and Toombs Counties, Georgia, for Oglethorpe Electric Membership Corporation and Georgia Power Company, dated December 9, 1974," said plat being recorded in Plat Book 11, Page 84, in the Office of the Clerk of Superior Court of Toombs County, Georgia; and being that certain


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

tract conveyed to Oglethorpe Electric Membership Corporation by General Warranty Deed and Bill of Sale from Georgia Power Company, recorded in Deed Book 134, Page 758, in the Office of the Clerk of Superior Court of Toombs County, Georgia.

  434. That certain tract or parcel of land known as the "Loop Road Substation" containing 6.03 acres, more or less, in the 51st G.M.D. of Toombs County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 9, 1986, recorded in Plat Book 20, Page 81, in the Office of the Clerk of Superior Court of Toombs County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Margaret Deane Somers, dated August 21, 1986, and recorded in Deed Book 218, Page 237, in the Office of the Clerk of Superior Court of Toombs County, Georgia.

  435. That certain tract or parcel of land known as the "Lyons Substation" containing 0.397 acres, more or less, in the 1536th G.M.D. of Toombs County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Altamaha Electric Membership Corporation, dated August 21, 1990, and recorded in Deed Book 303, Page 11, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 303, Page 15, in the Office of the Clerk of Superior Court of Toombs County, Georgia.

  436. That certain tract or parcel of land known as the "Stanley Substation" containing 4.088 acres, more or less, in the 43rd G.M.D. of Toombs County, Georgia, being more particularly shown and delineated on Plat of Survey made by Carey E. Treadwell, Registered Land Surveyor, dated August 17, 1973, recorded in Plat Book 11, Page 2, Toombs County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 137, Page 376, in the Office of the Clerk of Superior Court of Toombs County, Georgia.

  437. That certain tract or parcel of land known as the "Phillips Substation" containing 2.984 acres, more or less, in the 1763rd G.M.D. of Treutlen County, Georgia, and being more particularly shown and delineated on Plat of Survey prepared by James R. Littlefield, Surveyor, Georgia Registration No. 1304, dated January 2, 1976, recorded in Plat Book 4, Page 210, Office of the Clerk of Superior Court of Treutlen County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Mrs. Kate Gillis Thompson, dated February 12, 1976, and recorded in Deed Book 47, Page 180, in the Office of the Clerk of Superior Court of Treutlen County, Georgia.

  438. That certain tract or parcel of land known as the "Soperton Substation" containing 0.2123 acres, more or less, in the 1687th G.M.D. of Treutlen County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Substation Easement from Altamaha Electric Membership Corporation, dated September 18, 1990, and recorded in Deed Book 68, Page 583, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 68, Page 586, in the Office of the Clerk of Superior Court of Treutlen County, Georgia.

  439. That certain tract or parcel of land known as the "East LaGrange Substation" containing 1.012 acres, more or less, in Land Lot 100 of the 6th District of Troup County, Georgia, being more particularly shown and delineated on Plat of Survey made by J. Hugh Camp and Associates, Registered Land Surveyors, dated July 17, 1975, recorded in Plat Book 16, Page 66, Troup County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Troup County Electric Membership Corporation, dated October 31, 1975, and recorded in Deed Book 314, Page 577, in the Office of the Clerk of Superior Court of Troup County, Georgia.


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

  440. That certain tract or parcel of land known as the "Glassbridge Substation" containing 1.71 acres, more or less, in Land Lot 153 of the 5th District of Troup County, Georgia, being more particularly shown and delineated on Plat of Survey recorded in Plat Book 15, Page 25, Troup County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Troup County Electric Membership Corporation, dated October 31, 1975, and recorded in Deed Book 314, Page 575, in the Office of the Clerk of Superior Court of Troup County, Georgia.

  441. That certain tract or parcel of land known as the "North LaGrange Substation" containing 7.48 acres, more or less, in Land Lot 8 of the 6th District of Troup County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 28, 1988, last revised February 11, 1988, recorded in Plat Book 30, Page 137, in the Office of the Clerk of Superior Court of Troup County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Nancy Green Tommie, dated February, 1988, and recorded in Deed Book 507, Page 304, in the Office of the Clerk of Superior Court of Troup County, Georgia, and by Warranty Deed from Mable Green Farrell, dated February 18, 1988, and recorded in Deed Book 507, Page 305, in the Office of the Clerk of Superior Court of Troup County, Georgia.

  442. That certain tract or parcel of land known as the "Tatum Substation" containing 4.19 acres, more or less, in Land Lot 88 of the 5th District of Troup County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated September 8, 1986, last revised October 17, 1986, recorded in Plat Book 28, Page 70, in the Office of the Clerk of Superior Court of Troup County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Arnold W. Pike, dated November 5, 1986, and recorded in Deed Book 476, Page 770, in the Office of the Clerk of Superior Court of Troup County, Georgia; TOGETHER WITH a perpetual, non-exclusive easement over and across an abutting 1.15 acre tract or parcel of land in Land Lot 88, 5th District of Troup County, Georgia, per Plat Book 28, Page 70, in the Office of the Clerk of Superior Court of Troup County, Georgia.

  443. That certain tract or parcel of land known as the "Webb Road Substation" containing 4.65 acres, more or less, in Land Lots 123 and 163, 5th District of Troup County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 32, Page 214, in the Office of the Clerk of Superior Court of Troup County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Chattahoochee Valley Educational Foundation dated October 25, 1989, and recorded in Deed Book 545, Page 436, in the Office of the Clerk of the Superior Court of Troup County, Georgia.

  444. That certain tract or parcel of land known as the "Amboy Substation" containing 1.1982 acres, more or less, in Land Lot 193 of the 2nd District of Turner County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 121, Page 635, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 121, Page 645, in the Office of the Clerk of Superior Court of Turner County, Georgia.

  445. That certain tract or parcel of land known as the "Asbury Substation" containing 3.214 acres, more or less, in Land Lot 94 of the 356th G.M.D. of Twiggs County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Harris J. Romero, Georgia Registered Land Surveyor No. 1956, dated September 22, 1977, recorded in Plat Book


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

5, Page 97, in the Office of the Clerk of Superior Court of Twiggs County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Hoyt E. Cannon, dated November 30, 1977, and recorded in Deed Book FF, Page 552, in the Office of the Clerk of Superior Court of Twiggs County, Georgia.

  446. That certain tract or parcel of land known as the "Danville Substation" containing 3.04 acres, more or less, in Land Lot 74 of the 23rd District of Twiggs County, Georgia, and being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated November 10, 1983, recorded in Plat Book 7, Page 131, Twiggs County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Estate of Joe Dupree, Isiah Dupree, Mary Dupree Coley, Estate of Louise Dupree Mims, Edna Dupree Jefferson, Charity L. Dupree, Howard Dupree, Woodrow
W. Dupree and Lucious Dupree, dated October 9, 1984, and recorded in Deed Book 3A, Pages 739-742, in the Office of the Clerk of Superior Court of Twiggs County, Georgia.

  447. That certain tract or parcel of land known as the "Nord Kaolin Substation" containing 3.494 acres, more or less, in Land Lot 30 of the 26th District of Twiggs County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 11, 1989, revised October, 1989, recorded in Plat Book 9, Page 180, in the Office of the Clerk of the Superior Court of Twiggs County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Nord Kaolin Company, dated January 24, 1990, and recorded in Deed Book 3-Y, Page 550, in the Office of the Clerk of the Superior Court of Twiggs County, Georgia; TOGETHER WITH: a Slope Easement from Nord Kaolin Company to Oglethorpe Power Corporation dated August 10, 1990 and recorded in Deed Book 4A, Page 91, in the Office of the Clerk of Superior Court of Twiggs County, Georgia.

  448. That certain tract or parcel of land known as the "Reids Substation" containing 3.16 acres, more or less, in Land Lot 147 of the 28th District of Twiggs County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book A-A, Page 513, in the Office of the Clerk of Superior Court of Twiggs County, Georgia.

  449. That certain tract or parcel of land known as the "Campton Substation" containing 5.084 acres, more or less, in Land Lot 128 of the 454th and 419th G.M.D. of Walton County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Harris J. Romero, Georgia Registered Land Surveyor No. 1958, dated July 10, 1977, recorded in Plat Book 22, Page 72, of the Office of the Clerk of Superior Court of Walton County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by condemnation proceedings, Civil Action No. 11180, dated August 24, 1978, and recorded in Minute Book 33, Pages 616-635, in the Office of the Clerk of Superior Court of Walton County, Georgia.

  450. That certain tract or parcel of land known as the "East Social Circle Substation" containing 9.642 acres, more or less, in the 418th G.M.D. and in Land Lot 38 of the 1st District of Walton County, Georgia, being more particularly shown and delineated on Plat of Survey made by George M. Ingram, Registered Surveyor No. 799, dated March 31, 1970, recorded in Plat Book 15, Page 44, Walton County Records, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 123, Page 560, in the Office of the Clerk of Superior Court of Walton County, Georgia.

  451. That certain tract or parcel of land known as the "Split Silk Substation" containing 0.29 acres, more or less, in the 415th G.M.D. of Walton County, Georgia, being more particu-


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larly shown and delineated on Plat of Survey made by Roland McCann, Georgia
Registered Land Surveyor No. 1752, dated May 17, 1988, being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated September 23, 1988, and recorded in Deed Book 278, Pages 255-256, in the Office of the Clerk of Superior Court of Walton County, Georgia.

  452. That certain tract or parcel of land known as the "Manor Substation" containing 12.57 acres, more or less, in Land Lot 365 of the 8th District of Ware County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated April 27, 1990, recorded in Plat Book A, Page 1921, in the Office of the Clerk of the Superior Court of Ware County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from The Estate of William J. Hodges, the Estate of Willie M. Hodges, and Audrey C. Hodges, Individually, dated June 28, 1990, and recorded in Deed Book 23A, Page 149, in the Office of the Clerk of the Superior Court of Ware County, Georgia.

  453. That certain tract or parcel of land known as the "Cedar Rock Substation" containing 3.945 acres, more or less, in the 155th G.M.D. of Warren County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated February 19, 1986, last revised June 9, 1987, recorded in Plat Book 10, Page 38, in the Office of the Clerk of Superior Court of Warren County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Louise
R. Garrison, dated August 5, 1987, and recorded in Deed Book 4E, Page 5, in the Office of the Clerk of Superior Court of Warren County, Georgia, and by Warranty Deed from Martin Marietta Corporation, dated September 9, 1987, and recorded in Deed Book 5E, Page 7, in the Office of the Clerk of Superior Court of Warren County, Georgia.

  454. That certain tract or parcel of land known as the "Jewell Substation" containing 1.3746 acres, more or less, in the 154th G.M.D. of Warren County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 5-M, Page 230, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 5-M, Page 240, in the Office of the Clerk of Superior Court of Warren County, Georgia.

  455. That certain tract or parcel of land known as the "Brays Substation" containing 2.93 acres, more or less, in the 89th G.M.D. of Washington County, Georgia, being more particularly shown and delineated on Plat of Survey made by Albert M. Wynn, Georgia Registered Land Surveyor No. 2178, dated November 17, 1992, recorded in Plat Book 1-T, Page 191, Washington County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Ray Outlaw and Grace L. Outlaw, dated January 15, 1993, and recorded in Deed Book 9-R, Page 323, in the Office of the Clerk of Superior Court of Washington County, Georgia; SUBJECT TO an Easement for Ingress and Egress in favor of Carl
V. Sumner, Doris J. Sumner and Joe Sumner and recorded in Deed Book 9-R, Page 635, in the Office of the Clerk of Superior Court of Washington County, Georgia.

  456. That certain tract or parcel of land known as the "Deepstep Substation" containing 3.35 acres, more or less, in the 99th G.M.D. of Washington County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by James E. Mallett, Jr., Georgia Registered Land Surveyor No. 1983, dated October 18, 1978, recorded in Plat Book X, Page 21, in the Office of the Clerk of Superior Court of Washington County, Georgia, and being that


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certain tract conveyed to Oglethorpe Electric Membership Corporation by
Warranty Deed from Freeport Mineral Co. and Rhode Island Charities Trust, dated January 10, 1977, and recorded in Deed Book 6-G, Pages 595-598, in the Office of the Clerk of Superior Court of Washington County, Georgia.

  457. That certain tract or parcel of land known as the "Riddleville Substation" containing 2.58 acres, more or less, in the 1253rd G.M.D. of Washington County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated June 17, 1983, recorded in Plat Book I-J, Page 103, Washington County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Cynthia C. Garrett, dated August 18, 1983, and recorded in Deed Book 7-M, Page 392, in the Office of the Clerk of Superior Court of Washington County, Georgia.

  458. That certain tract or parcel of land known as the "Robin Springs Substation" containing 8.13 acres, more or less, in the 97th G.M.D. of Washington County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book I-G, Page 31, Washington County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Warehouse & Realty Corporation, dated July 1, 1982, and recorded in Deed Book 7-G, Pages 217-218, in the Office of the Clerk of Superior Court of Washington County, Georgia, and by Warranty Deed from Mrs. T. I. Harrison and Dorothy Jean King, dated July 15, 1982, and recorded in Deed Book 7-G, Page 358, in the Office of the Clerk of Superior Court of Washington County, Georgia.

  459. That certain tract or parcel of land known as the "Tennille Substation" containing 0.60 acres, more or less, in the 1488th District of Washington County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 6-A, Page 824, in the Office of the Clerk of Superior Court of Washington County, Georgia.

  460. That certain tract or parcel of land known as the "Screven Substation" containing 0.97 acres, more or less, in Land Lot 479 of the 4th District of Wayne County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated May 27, 1987, recorded in Plat Book 20, Page 68, in the Office of the Clerk of Superior Court of Wayne County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from The Satilla Rural Electric Membership Corporation, dated November 18, 1987, and recorded in Deed Book 260, Page 231, in the Office of the Clerk of Superior Court of Wayne County, Georgia.

  461. That certain tract or parcel of land known as the "Screven Substation" containing 1.4347 acres, more or less, in Land Lot 479 of the 4th District of Wayne County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by David S. Page, Surveyor, dated December 17, 1961, recorded in Deed Book 97, Page 594, in the Office of the Clerk of Superior Court of Wayne County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Limited Warranty Deed from Georgia Power Company, dated December 19, 1990, and recorded in Deed Book 290, Page 35, and by Quitclaim Deed from Georgia Power Corporation, dated December 19, 1990, and recorded in Deed Book 290, Page 45, in the Office of the Clerk of Superior Court of Wayne County, Georgia.

  462. That certain tract or parcel of land known as the "Long Branch Substation" containing 2.250 acres, more or less, in Land Lot 124 of the 18th District of Webster County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Hugh W. Mercer,


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

Jr., Surveyor, Georgia Registration No. 1890, dated February 24, 1976, recorded in Plat Book 2, Page 43, Office of the Clerk of Superior Court of Webster County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Z. J. Monkus a/k/a Zack M. Monkus, Jr., dated April 12, 1976, and recorded in Deed Book 53, Folio 209, in the Office of the Clerk of Superior Court of Webster County, Georgia.

  463. That certain tract or parcel of land known as the "Alamo Substation" containing 3.67 acres, more or less, in Land Lot 69 of the 11th District of Wheeler County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated January 12, 1989, recorded in Plat Book 6, Page 164, Wheeler County Records, and being that certain tract conveyed to Oglethorpe Power
Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Benjamin O. Sharpton, dated May 22, 1990, and recorded in Deed Book 73, Page 443, in the Office of the Clerk of Superior Court of Wheeler County, Georgia.

  464. That certain tract or parcel of land known as the "Helen Substation" containing 10.28 acres, more or less, in Land Lot 42 of the 3rd District of White County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated October 20, 1983, recorded in Plat Book 18, Page 6, White County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Josephine Harriman Collins, dated March 8, 1984, and recorded in Deed Book 6-Q, Pages 307-309, in the Office of the Clerk of Superior Court of White County, Georgia.

  465. That certain tract or parcel of land known as the "Leaf Substation" containing 3.07 acres, more or less, in Land Lot 162 of the 2nd District of White County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 15, Page 114, White County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Hubert Wade and Homer Wade, dated January 20, 1982, and recorded in Deed Book 5-W, Pages 487-488, in the Office of the Clerk of Superior Court of White County, Georgia, and by Warranty Deed from W. J. Standridge, dated January 20, 1982, and recorded in Deed Book 5-W, Pages 494-495, in the Office of the Clerk of Superior Court of White County, Georgia.

  466. That certain tract or parcel of land known as the "Whittle Substation" containing 11.03 acres, more or less, in Land Lot 131 of the 1st District of Wilcox County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated July 10, 1979, recorded in Plat Book 6, Page 20, of the Office of the Clerk of Superior Court of Wilcox County, Georgia, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Fanny Lou R. Mashburn, James W. Mashburn Jr., and Samuel Reid Mashburn dated July 9, 1979, and recorded in Deed Book 103, Page 183, in the Office of the Clerk of Superior Court of Wilcox County, Georgia.

  467. That certain tract or parcel of land known as the "Delhi Substation" containing 5.60 acres, more or less, in the 180th G.M.D. of Wilkes County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated March 15, 1984, recorded in Plat Book 8, Page 4, Wilkes County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by two Warranty Deeds, the first from the Estate of W. Allen Thurmond, dated May 1, 1984, recorded in Deed Book 119, Pages 778-779, in the Office of the Clerk of Superior Court of Wilkes County, Georgia, and the second from W. R. Graham, dated May 4, 1984, recorded in Deed Book 119, Pages 822-823, in the Office of the Clerk of Superior Court of Wilkes County, Georgia; LESS AND EXCEPT: 0.261 acres, more


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

or less, conveyed by Right-of-Way Deed from Oglethorpe Power Corporation to Wilkes County, Georgia, dated January 13, 1988 and recorded in Deed Book 129, Page 646, in the Office of the Clerk of Superior Court of Wilkes County, Georgia.

  468. That certain tract or parcel of land known as the "Rayle Substation" containing 3.191 acres, more or less, in the 171st G.M.D. of Wilkes County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Harris J. Romero, Georgia Registered Land Surveyor No. 1956, dated August 20, 1977, recorded in Plat Book 7, Page 77, in the Office of the Clerk of Superior Court of Wilkes County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Frances Armour Barnett, dated November 16, 1977, and recorded in Deed Book 104, Page 372, in the Office of the Clerk of Superior Court of Wilkes County, Georgia.

  469. That certain tract or parcel of land known as the "Washington City No. 2 Substation" containing 1.24 acres, more or less, in the 164th G.M.D. of Wilkes County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, recorded in Plat Book 8, Page 170, Wilkes County Records, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from Osborne Hamilton Reynolds, James McKendree Reynolds and Ann Carol Reynolds Gordon a/k/a Anne Reynolds Gordon f/k/a Ann Carol Reynolds, dated February 2, 1989, and recorded in Deed Book 133, Page 340, in the Office of the Clerk of Superior Court of Wilkes County, Georgia, and by Limited Warranty Deed from Federal Paper Board Company, Inc., a New York Corporation, successor by Merger to KMI Continental Bleached Products, Inc., a Delaware Corporation, dated May 18, 1989, and recorded in Deed Book 133, Pages 846-847, in the Office of the Clerk of Superior Court of Wilkes County, Georgia.

  470. That certain tract or parcel of land known as the "Washington Substation" containing 0.317 acres, more or less, in the 164th G.M.D. of Wilkes County, Georgia, being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated August 27, 1990, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Easement Agreement from Georgia Power Company dated May 30, 1991, and recorded in Deed Book 141, Page 407, in the Office of the Clerk of Superior Court of Wilkes County, Georgia.

  471. That certain tract or parcel of land known as the "Lords Substation" containing 3.156 acres, more or less, in Land Lot 231 of the 330th G.M.D. of Wilkinson County, Georgia, being more particularly shown and delineated on Plat of Survey prepared by Harris J. Romero, Georgia Registered Land Surveyor No. 1956, dated January 12, 1978, recorded in Plat Book 9, Page 136, in the Office of the Clerk of Superior Court of Wilkinson County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Warranty Deed from Lillie Hall Cottier, dated March 6, 1978, and recorded in Deed Book 146, Folio 86, in the Office of the Clerk of Superior Court of Wilkinson County, Georgia, and by Warranty Deed from W. B. Lord, dated March 3, 1978, and recorded in Deed Book 146, Folio 84, in the Office of the Clerk of Superior Court of Wilkinson County, Georgia.

  472. That certain tract or parcel of land known as the "Wilco Substation" containing 2.0 acres, more or less, in Land Lot 100 of the 4th District of Wilkinson County, Georgia, and being that certain tract conveyed to Oglethorpe Electric Membership Corporation by Quitclaim Deed and Bill of Sale from Georgia Power Company, dated August 11, 1975, and recorded in Deed Book 135, Page 25, in the Office of the Clerk of Superior Court of Wilkinson County, Georgia.

  473. That certain tract or parcel of land known as the "Doles Substation" containing 12.651 acres, more or less, in Land Lots 58 and 71 of the 16th District of Worth County, Georgia,


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

being more particularly shown and delineated on Plat of Survey made by Roland McCann, Georgia Registered Land Surveyor No. 1752, dated February 18, 1991, and being that certain tract conveyed to Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) by Warranty Deed from R. B. Giddens, dated May 17, 1991, and recorded in Deed Book 280, Page 76, in the Office of the Clerk of the Superior Court of Worth County, Georgia.

  TOGETHER WITH all plants, works, structures, erections, buildings, fixtures and improvements now or hereafter located on any of the properties mentioned above, and all tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any wise appertaining.

  The plats mentioned above and descriptions thereon are hereby by reference made a part hereof as though fully set forth herein at length.

AND ALSO including, without limitation:

                                       II

  All right, title and interest of the Mortgagor in, to and under any and all grants, privileges, rights of way and easements now owned, held, leased, enjoyed or exercised, or which may hereafter be owned, held, leased, acquired, enjoyed or exercised, by the Mortgagor for the purposes of, or in connection with, the construction or operation by or on behalf of the Mortgagor of electric transmission or distribution lines, or systems whether underground or overhead or otherwise, or of any electric generating plant, wherever located;

                                      III

  All right, title and interest of the Mortgagor in, to and under any and all licenses, franchises, ordinances, privileges and permits heretofore granted, issued or executed, or which may hereafter be granted, issued or executed, to it or to its assignors by the United States of America, or by any state, or by any county, township, municipality, village or other political subdivision thereof, or by any agency, board, commission or department of any of the foregoing, authorizing the construction, acquisition, or operation of electric transmission or distribution lines, or systems, or any electric generating plant or plants, insofar as the same may by law be assigned, granted, bargained, sold, conveyed, transferred, mortgaged, or pledged;

                                       IV

  All right, title and interest of the Mortgagor in, to and under any and all contracts heretofore or hereafter executed by and between the Mortgagor and any person, firm, corporation or governmental body or agency providing for or relating to the purchase, sale, exchange or transmission of electric power or energy by the Mortgagor together with any and all other accounts, contract rights and general intangibles (as such terms are defined in the applicable Uniform Commercial Code) heretofore or hereafter acquired by the Mortgagor, including, without limitation, the following accounts, contract rights and general intangibles:

                           WHOLESALE POWER CONTRACTS

  Wholesale Power Contract between Altamaha Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.


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

  Wholesale Power Contract between Amicalola Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Canoochee Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Carroll Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Central Georgia Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Coastal Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Cobb Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Colquitt Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Coweta-Fayette Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Douglas County Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988, between GreyStone Power Corporation, An Electric Membership Corporation (formerly known as Douglas County Electric Membership Corporation) and Mortgagor.

  Wholesale Power Contract between Excelsior Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Flint Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.


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

  Wholesale Power Contract between Grady County Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Habersham Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Hart County Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Irwin County Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Jackson Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Jefferson Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Lamar Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Little Ocmulgee Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Middle Georgia Electric Membership Corporation and Mortgagor dated August 20, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Mitchell Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Ocmulgee Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Oconee Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Okefenoke Rural Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Pataula Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Planters Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Rayle Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Satilla Rural Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Sawnee Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Slash Pine Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Snapping Shoals Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Sumter Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Three Notch Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.


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  Wholesale Power Contract between Tri-County Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Troup County Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988, between Troup Electric Membership Corporation (formerly known as Troup County Electric Membership Corporation) and Mortgagor.

  Wholesale Power Contract between Upson County Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Walton Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

  Wholesale Power Contract between Washington Electric Membership Corporation and Mortgagor dated September 5, 1974, as amended by Amendment No. 1 to Wholesale Power Contract dated May 12, 1980, and as amended and consolidated by that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988.

                                       V

  Also, all right, title and interest of the Mortgagor in and to all other property, real or personal, tangible or intangible, of every kind, nature and description, and wheresoever situated, now owned or hereafter acquired by the Mortgagor, including all chattel paper, leases, subleases, and rights under agreements for the charter or subcharter of ships or other vessels, it being the intention hereof that all such property now owned but not specifically described herein or acquired or held by the Mortgagor after the date hereof shall be as fully embraced within and subjected to the lien hereof as if the same were now owned by the Mortgagor and were specifically described herein to the extent only, however, that the subjection of such property to the lien hereof shall not be contrary to law;

  Together with all rents, income, revenues, profits, proceeds and benefits at any time derived, received or had from any and all of the above-described property of the Mortgagor; PROVIDED, HOWEVER, that except as provided in section 13(b) of article II of this Mortgage, no automobiles, trucks, trailers, tractors, aircraft, ships or other vehicles owned or used by the Mortgagor shall be included in the Mortgaged Property; and PROVIDED, FURTHER, HOWEVER, that the Construction Fund, Reserve Fund, and Bond Fund as established under each of the Pollution Control Bond Indentures are not property of the Mortgagor and are not included in the Mortgaged Property.

  TO HAVE AND TO HOLD all and singular the Mortgaged Property unto the Mortgagees and their respective assigns forever, to secure equally and ratably the payment of the principal of and interest on the notes, according to their tenor and effect, without preference, priority or distinction as to interest or principal (except as otherwise specifically provided herein) or as to lien or otherwise of any note over any other note by reason of the priority in time of the execution, delivery or maturity thereof (or any instrument securing such note) or of the assignment or negotiation thereof, or otherwise (except as otherwise specifically provided herein), and


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to secure the due performance of the covenants, agreements and provisions herein, in the notes (including, in the case of Guaranteed Notes, the promise to pay and other covenants and agreements of the Mortgagor to the Government), and in the REA Loan Contract, the CoBank Loan Agreements, the Credit Agreement and the Pollution Control Loan Agreements contained, and for the uses and purposes and upon the terms, conditions, provisions and agreements hereinafter expressed and declared.

                                   ARTICLE I

                                ADDITIONAL NOTES

  SECTION 1. The Mortgagor, when authorized by resolution or resolutions of its board of directors, may from time to time (1) execute and deliver one or more Additional REA Notes or one or more Additional Guaranteed Notes to evidence (a) loans made by the Government, acting through the Administrator, to the Mortgagor, (b) indebtedness of the Mortgagor incurred by the assumption by the Mortgagor of the indebtedness of a third party or parties to the Government created by a loan or loans theretofore made by the Government, acting through the Administrator, to such third party or parties, (c) obligations of the Mortgagor to the Government incurred by the assumption by the Mortgagor of indebtedness of a third party or parties to another third party or parties the repayment of which is guaranteed by the Government pursuant to the Act, or (d) obligations of the Mortgagor to the Government on account of the guaranteeing by the Government, pursuant to the Act, of the repayment by the Mortgagor of a loan or loans made by a third party or parties to the Mortgagor; (2) execute and deliver to the Trustees one or more Additional Pollution Control Notes pursuant to the respective Pollution Control Loan Agreements; PROVIDED, HOWEVER, that no Additional Pollution Control Notes shall be executed and delivered without the prior written consent of the Government; (3) execute and deliver to CoBank one or more Additional CoBank Notes to evidence loans made by CoBank; PROVIDED, HOWEVER, that no Additional CoBank Notes shall be executed and delivered without the prior written consent of the Government; and (4) execute and deliver to the Credit Bank one or more Additional Credit Bank Notes to evidence obligations of the Mortgagor to the Credit Bank; PROVIDED, HOWEVER, that no Additional Credit Bank Notes shall be executed and delivered without the prior written consent of the Government. The Mortgagor, when authorized by resolution or resolutions of its board of directors, may also from time to time execute and deliver one or more Additional Notes to refund any note or notes at the time outstanding and secured hereby, or in renewal of, or in substitution for, any such outstanding note or notes. Additional Notes shall contain such provisions and shall be executed and delivered upon such terms and conditions as the board of directors of the Mortgagor in the resolution or resolutions authorizing the execution and delivery thereof and the relevant lender shall prescribe; PROVIDED, HOWEVER, that the notes and other obligations at any one time secured hereby shall not exceed in the aggregate principal amount the Maximum Debt Limit as from time to time amended, and no note shall mature more than fifty (50) years after the date hereof. Additional Notes, when and as executed and delivered, shall be secured by this Mortgage, equally and ratably with all other notes at the time outstanding, without preference, priority, or distinction of any of the notes over any other of the notes by reason of the priority of the time of the execution, delivery or maturity thereof or of the assignment or negotiation thereof. Notwithstanding the foregoing provisions of this section 1, no Additional Note shall be executed and delivered without the prior written consent of the Government and the Credit Bank if, at the time of such execution and delivery, there exists an "event of default" described in article III, section 1(a) or an "event of default" described in article III, section 1(d) as a result of the Mortgagor's failure to comply with the provisions of article II, sections 15 or 15A.

  SECTION 2. The Mortgagor, when authorized by resolution or resolutions of its board of directors, may from time to time execute, acknowledge, deliver, record and file mortgages supplemental to this Mortgage which thereafter shall form a part hereof, for the purpose of


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formally confirming this Mortgage as security for the notes. Nothing herein contained shall require the execution and delivery by the Mortgagor of a supplemental mortgage in connection with the issuance hereunder or the securing hereby of notes except as hereinafter provided in section 13 of article II hereof.

                                   ARTICLE II

                     PARTICULAR COVENANTS OF THE MORTGAGOR

  The Mortgagor covenants with the Mortgagees and the holders of notes secured hereby (hereinafter sometimes collectively called the "noteholders") and each of them as follows:

  SECTION 1. The Mortgagor is duly authorized under its articles of incorporation and by-laws and the laws of the State of its incorporation and all other applicable provisions of law to execute and deliver the Outstanding Notes, the First Pollution Control Notes, the First CoBank Transmission Note, the Second CoBank Transmission Note, the First Credit Bank Note and this Mortgage and to execute and deliver Additional Notes; and all corporate action on its part for the execution and delivery of the Outstanding Notes, the First Pollution Control Notes, the First CoBank Transmission Note, the Second CoBank Transmission Note, the First Credit Bank Note and this Mortgage has been duly and effectively taken; and the Outstanding Notes, the First Pollution Control Notes, the First CoBank Transmission Note, the Second CoBank Transmission Note, the First Credit Bank Note and this Mortgage are, or when executed and delivered will be, the valid and enforceable obligations of the Mortgagor in accordance with their respective terms.

  SECTION 2. The Mortgagor warrants that it has good right and lawful authority to mortgage the property described in the granting clauses of this Mortgage for the purposes herein expressed, and that the said property [except the real property described in I, item 129 of the property descriptions and the improvements thereon (the "Headquarters Facility")] is free and clear of any deed of trust, mortgage, lien, charge or encumbrance thereon or affecting the title thereto, except the lien of this Mortgage and Permitted Encumbrances (as defined below). The Mortgagor will, so long as any of the notes shall be outstanding, maintain and preserve the lien of this Mortgage superior to all other liens affecting the Mortgaged Property except Permitted Encumbrances and except for the lien of that certain Security Deed and Security Agreement dated as of April 29, 1983, between the Mortgagor and CoBank covering the Headquarters Facility (the "Headquarters Mortgage"), and will forever warrant and defend its title to the property described as being mortgaged hereby to the Mortgagees against any and all claims and demands whatsoever except Permitted Encumbrances and the Headquarters Mortgage. The Mortgagor will promptly pay or discharge any and all obligations for or on account of which any such lien or charge might exist or could be created (except for the lien of the Headquarters Mortgage) and any and all lawful taxes, rates, levies, assessments, liens, claims or other charges imposed upon or accruing upon any of the Mortgagor's property (whether taxed to the Mortgagor or to any noteholder), or the franchises, earnings or business of the Mortgagor, as and when the same shall become due and payable; and whenever called upon so to do the Mortgagor will furnish to the Mortgagees or to any noteholder adequate proof of such payment or discharge; PROVIDED, HOWEVER, that this section 2 of article II shall not be deemed to require the payment or discharge of any Permitted Encumbrances.

  As used herein, the term "Permitted Encumbrances" shall mean:

  (a) any mortgages, liens or other encumbrances created by other than the Mortgagor, and any renewal or extension of any such lien, mortgage or other encumbrance, which are liens upon property in, on, or over which the Mortgagor has easements or rights-of-way for towers, poles, wires, conduits, mains, transmission lines, distribution lines, metering stations, or for


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similar purposes and which secure indebtedness which has not been issued, assumed, or guaranteed by the Mortgagor and on which the Mortgagor does not customarily pay interest charges;

  (b) contractors', subcontractors', mechanics', materialmen's, laborers', carriers' and other like liens not filed of record and charges not delinquent incident to current construction or arising in the ordinary course of business and liens incident to such construction and operation which shall have been filed of record but which are being contested by the Mortgagor in good faith and have not proceeded to final judgment, provided the Mortgagor shall have set aside on its books adequate reserves with respect thereto;

  (c) liens for taxes, assessments or governmental charges not then delinquent, undetermined liens for charges incidental to construction, and liens for taxes, assessments or governmental charges then delinquent but the validity of which is being contested by the Mortgagor in good faith, provided the Mortgagor shall have set aside on its books adequate reserves with respect thereto;

  (d) rights reserved to or vested in any municipality or public authority by the terms of any right, power, franchise, grant, license, permit, or by any valid provision of law, to terminate such right, power, franchise, grant, license, or permit; any valid right under any provision of law to purchase or recapture or to designate a purchaser of any of the property of the Mortgagor; and rights reserved to or vested in any municipality or public authority to use, control, or regulate any property of the Mortgagor which do not materially impair the use of such property in the operation of the business of the Mortgagor;

  (e) duties or obligations affecting the property of the Mortgagor to any municipality or public authority with respect to any franchise, grant, license or permit;

  (f) easements, restrictions, exceptions or reservations in any property and/or rights-of-way of the Mortgagor for the purpose of railroads, roads, pipelines, transmission lines, telephone and telegraph lines, and for other like purposes;

  (g) restrictions, covenants, defects, irregularities and deficiencies in titles to any easements or rights-of-way of the Mortgagor for towers, poles, wires, conduits, mains, transmission lines, distribution lines, metering stations or for similar purposes, and restrictions, covenants, defects, irregularities and deficiencies in titles to any other property to the extent consented to in writing by the Government;

  (h) any liens of any person arising on account of the ownership of an undivided interest in property with the Mortgagor, which relate to amounts which are not due and payable, or which are being contested by the Mortgagor in good faith, provided the Mortgagor shall have set aside on its books adequate reserves with respect thereto;

  (i) liens in respect of judgments or awards with respect to which the Mortgagor shall in good faith currently be prosecuting an appeal or proceeding for review and with respect to which the Mortgagor shall have secured a stay of execution pending such appeal or proceeding for review, provided the Mortgagor shall have set aside on its books adequate reserves with respect thereto;

  (j) liens reserved in leases for rent and for compliance with the terms of the leases in the case of leasehold estates;

  (k) rights of the United States of America, of any political subdivision thereof or of the public in and to those parts of the Mortgaged Property which are constructed in, on or over any civil airway or navigable water;


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  (l) deposits or pledges to secure payment of workmen's compensation, unemployment insurance, old age pensions or other social security; and

  (m) deposits or pledges to secure performance of bids, tenders, contracts (other than contracts for the payment of borrowed money), leases, public or statutory obligations, surety or appeal bonds, or other deposits or pledges for purposes of like general nature in the ordinary course of business;

PROVIDED, HOWEVER, that none of the foregoing shall be deemed to be a Permitted Encumbrance to the extent that its existence shall interfere in any material respect with the use or operation of the Mortgaged Property or any part thereof.

  SECTION 3. Except for Permitted Encumbrances, as defined in section 2 of this article II, and except to secure (i) loans to the Mortgagor, or to a third party or parties the obligations of which is assumed by the Mortgagor, made or guaranteed by the Government, (ii) CoBank Notes, (iii) Pollution Control Notes, or (iv) Credit Bank Notes, in each case made or issued in the manner specified in section 1 of article I hereof, the Mortgagor will not except in accordance with the provisions of sections 5 or 7 of this article II, charge, assign, pledge, mortgage or otherwise encumber or permit to be encumbered any of its property, real or personal, tangible or intangible, wheresoever located, which at the time is, or at any time may become, subject to the lien of this Mortgage, except that (a), subject to the following sentence, in the event that the Mortgagor shall have duly applied for a loan from another lender or lenders which the Government shall have in writing approved and determined to be financially feasible for the Mortgagor, then the Mortgagor may obtain a commitment for such loan from such other lender or lenders and agree, if the Government consents thereto, to so encumber its property by amending this Mortgage to secure under this Mortgage, in such manner as the Government shall prescribe, the evidence of such loan from such other lender or lenders, and in such event each of the Credit Bank, the Trustees and CoBank shall be required to consent to and execute and deliver an amendment or amendments to this Mortgage, or such other instrument or instruments as may be appropriate, in order to secure the evidence of such loan under this Mortgage and, if necessary in connection therewith, to add to the Mortgagees secured under this Mortgage one or more additional parties and to make such other amendments and modifications as shall be required in connection therewith; PROVIDED, HOWEVER, that so long as the Government shall be a noteholder for purposes of this Mortgage no such lender or lenders shall receive greater rights and powers than those granted to the Government under this Mortgage and PROVIDED, FURTHER, that no such other lender or lenders, other than a lender or lenders holding beneficially obligations exceeding $5,000,000 in principal amount or holding as fiduciary or as fiduciary and beneficially for itself and no more than 200 other persons obligations exceeding $25,000,000 in principal amount, shall receive greater rights or powers than those granted the Credit Bank and the Trustees under this Mortgage and PROVIDED, FURTHER, HOWEVER, that no lender or lenders, other than the Government or a lender or lenders holding beneficially, as a fiduciary, or as a fiduciary and beneficially for itself and no more than 25 other persons, obligations in a principal amount greater than the principal of all indebtedness of the Mortgagor to CoBank then secured under this Mortgage and having a term of at least ten (10) years, shall receive greater rights or powers than those granted to CoBank under this Mortgage and
(b) the Mortgagor may with the prior written consent of the Government so charge, assign, pledge, mortgage or otherwise encumber any such property on a basis subordinate to the lien of this Mortgage. Except with the approval in writing of all noteholders, the Mortgagor will not so charge, assign, pledge, mortgage or otherwise encumber its property to secure prior to or on a parity with the notes secured under this Mortgage any indebtedness arising under any Other Financing Arrangement.

  SECTION 4. The Mortgagor will duly and punctually pay the principal of, interest on, and any and all other amounts payable under the notes at the dates and places and in the

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manner provided therein, according to the true intent and meaning thereof, and all other sums becoming due to the Mortgagees hereunder. The Mortgagor may at any time make prepayments, on account of all or part of the principal of the notes, to the extent and in the manner provided therein and in the REA Loan Contract, the CoBank Loan Agreements, the Credit Agreement, and each of the Pollution Control Loan Agreements set forth; PROVIDED, HOWEVER, that except in the case of any prepayment required under the provisions of section 5, section 6(b), section 8(b) or section 17 of this article II or under the provisions of section 5 of article III or any prepayment permitted to be made under the Pollution Control Bond Indentures with moneys in the respective Construction Funds established thereunder, any prepayment of the Pollution Control Notes or the Credit Bank Notes shall be made only upon the consent in writing of the Government and PROVIDED, FURTHER, that (i) any prepayment of any of the CoBank Notes shall be accompanied by a simultaneous prepayment of each of the REA Notes or Guaranteed Notes issued in connection with such CoBank Note as a result of a Contemporaneous Loan, all as hereinafter set forth and (ii) any prepayment of any of the REA Notes or Guaranteed Notes shall be accompanied by a simultaneous prepayment of each of the CoBank Notes issued in connection with such REA Note or Guaranteed Note as a result of a Contemporaneous Loan, all as hereinafter set forth (at the premium, if any, prescribed in the CoBank Loan Agreements). A prepayment which is required to be apportioned between a CoBank Note on the one hand and an REA Note or Guaranteed Note on the other hand under the above proviso shall be apportioned according to the proportions which the unpaid principal amount of such CoBank Note and the unpaid principal amount of such REA Note or Guaranteed Note respectively, bear to the aggregate unpaid principal amount of such CoBank Note and the REA Note or Guaranteed Note on the date of prepayment and shall be applied to such notes and installments thereof as may be designated by the respective noteholders at the time of any such prepayment.

  For purposes of this section 4, delivery by the Mortgagor of any note which refunds, renews or is in substitution for a note pursuant to article I, section 1 shall not be considered a prepayment hereunder. For purposes of this section 4, the term prepayment shall not include the payment of any obligations owed under any note by reason of acceleration as permitted by article III of this Mortgage.

  SECTION 5. (a) The Mortgagor will, at all times, so long as any of the notes shall be outstanding, take or cause to be taken all such action as from time to time may be necessary to preserve its corporate existence and to preserve and renew all franchises, rights of way, easements, permits and licenses as shall be necessary or advisable for the conduct of any material portion of its business or as shall be required by the Government, and will comply in all material respects with all valid laws, ordinances, regulations and requirements if the failure to comply therewith would have a material adverse affect on the condition (financial or otherwise) of the Mortgagor or otherwise to the extent required by the Government.

  (b) The Mortgagor will not consolidate with or merge into any other corporation or permit any other corporation to merge into the Mortgagor or acquire all or substantially all of the business or assets of another corporation if such acquisition is analogous in purpose or effect to a merger or consolidation, (i) without the approval in writing of the Government, and
(ii) unless the corporation surviving such transaction shall continue to be liable for or shall have assumed the payment of the notes and the performance of the Mortgagor's covenants in this Mortgage, without the approval in writing of the majority noteholders.

  (c) The Mortgagor will not, except in accordance with the following provisions (aa) or (bb) of this section 5 or the provisions of section 7 of this article II, as applicable, sell, lease as lessor, transfer or mortgage, convey by deed to secure debt, pledge or encumber other than under the


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lien hereof (or make any agreement therefore) any capital asset or Mortgaged
Property; PROVIDED, HOWEVER, that:

       (aa) The Mortgagor may at any time and from time to time sell, lease as lessor or transfer, in each case free and clear of the lien and operation of this Mortgage, any capital asset the fair market value of which is less than $50,000, provided that the aggregate fair market value of assets so sold, leased or transferred in any 12-month period is less than $200,000 and the proceeds of such sale, lease or transfer, less ordinary and reasonable expenses incident to such transaction, are immediately (i) applied as a prepayment of the notes, pro rata according to the aggregate then outstanding principal amount of the notes, to such installments thereof as may be designated by the respective noteholders at the time of any such prepayment, (ii) in the case of dispositions of equipment, materials or scrap, applied to the purchase of other property useful in the Mortgagor's business, not necessarily of the same kind as the property disposed of, which shall forthwith become subject to the lien of this Mortgage or (iii) set aside as a deposit in the construction fund contemplated by Account Number 131.2;

       (bb) Upon the consent of the Government and without obtaining the consent of CoBank, the Credit Bank or any of the Trustees, so long as no event of default (as defined in section 1 of article III hereof) has occurred and is continuing or would result therefrom, (i) the Mortgagor may sell, lease as lessor, transfer or mortgage, convey by deed to secure debt, pledge or encumber other than under the lien hereof, free and clear of the lien and operation of this Mortgage, any property of whatever nature and description and whenever constructed or acquired, and (ii) this Mortgage may be amended or any provision hereof waived in order (1) to effect any such sale, lease, transfer, mortgage, conveyance, pledge or encumbrance free and clear of the lien and operation of this Mortgage, (2) to effect the release from the lien and operation of this Mortgage of any such property for any other purpose whatsoever, (3) to effect the subordination of the lien of this Mortgage extending to any such property to the lien of any other mortgage, or (4) to permit the lien of any other mortgage to extend to any such property on a parity with the lien of this Mortgage; PROVIDED, HOWEVER, that, notwithstanding any other provision of this subsection (bb), the consent of each of the Credit Bank, the Trustees and CoBank shall be required in connection with:

              A. the separate release or sale of, or the subordination of the lien of this Mortgage to any separate pledge or mortgage of, or the extension of the lien of any other mortgage separately to, (x) any rents, income, profits or benefits at any time derived, received or had from any or all of the generating and transmission facilities owned by the Mortgagor and constituting part of the Mortgaged Property, (y) any property the disposition of which by the Mortgagor would reduce the capability of the Mortgagor to generate electric power and energy from generating units subject to the first lien of this Mortgage and capable of operation as base load units to a level below 1008 MW, as determined by the nameplate rating of such units or (z) any property the disposition of which by the Mortgagor would impair the capability of the Mortgagor to deliver electric power and energy to its members, as determined by the Mortgagor;

              B. any transaction described in this paragraph (bb) which will result in (x) securing any indebtedness of the Mortgagor to the Government, except in any case in which the Mortgagor certifies in writing that at least 80 percent in fair market value of the property to be released, sold, leased, transferred, mortgaged, conveyed, pledged or encumbered or secured under a superior or parity mortgage or deed to secure debt had been acquired under an existing financing plan providing for the financing of such property in whole or in part by indebtedness of the Mortgagor to the Government to be secured other than under this Mortgage, or (y) securing any indebtedness secured under this Mortgage by a security interest in property of the Mortgagor superior to the lien of this Mortgage; or


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              C. any transaction described in this paragraph (bb) if, taking into account such transaction, the ratio of (x) the algebraic sum of
         (i) Net Utility Plant of the Mortgagor (as computed for purposes of Line B.5 of REA Form 12a) excluding Utility Plant which is not Mortgaged Property, plus (ii) Total Other Property and Investments of the Mortgagor (as computed for purposes of Line B.12 of REA Form 12a), excluding Other Property and Investments which are not Mortgaged Property, plus (iii) Total Current and Accrued Assets of the Mortgagor (as computed for purposes of Line B.23 of REA Form 12a) excluding Current and Accrued Assets which are not Mortgaged Property, to (y) the algebraic sum of (i) Total Current and Accrued Liabilities of the Mortgagor (as computed for purposes of Line B.42 of REA Form 12a) excluding Current and Accrued Liabilities of the Mortgagor which are not secured hereunder or secured prior to or on a parity with indebtedness secured hereunder plus (ii) Total Long-Term Debt of the Mortgagor (as computed for purposes of Line B.36 of REA Form 12a) excluding Long-Term Debt of the Mortgagor which is not secured hereunder or secured prior to or on parity with indebtedness secured hereunder, minus (iii) all amounts held by the Trustees in the Construction Fund, Reserve Fund, and Bond Fund as established under each of the Pollution Control Bond Indentures, all amounts in the Construction Fund contemplated by Account Number 131.2 and all amounts in like accounts or funds shall be less than 1.0 unless both (1) fair value to the Mortgagor (as determined by the Government if less than or equal to $25,000,000 or by a certificate of an independent engineer if requested by any of the Credit Bank, the Trustees or CoBank, and if greater than $25,000,000) is received by the Mortgagor for the property subject to such transaction and (2) the proceeds of such transaction, less ordinary and reasonable expenses incident to such transaction, are immediately (I) applied as a prepayment of the notes, pro rata according to the aggregate then outstanding principal amounts of the notes, to such installments thereof as may be designated by the respective noteholders at the time of any such prepayment, (II) applied to the purchase of other property useful in the Mortgagor's business, not necessarily of the same kind as the property disposed of, which shall forthwith become subject to the lien of this Mortgage, or (III) set aside as a deposit in the Construction Fund contemplated by Account Number 131.2.

  The Mortgagees hereby agree that any property sold, leased, transferred or mortgaged, conveyed, pledged or encumbered free and clear of the lien and operation of this Mortgage in accordance with the provisions of paragraph (aa) or paragraph (bb) shall no longer constitute a part of the Mortgaged Property or property that may become Mortgaged Property pursuant to the provisions of section 13(b) of this article II, and the Mortgagees (and each of them) shall execute such releases, termination statements and other instruments as may be requested from time to time by the Mortgagor in order to evidence the release of such property from the lien and operation hereof.

  Any reference in this Mortgage to REA Form 12a shall apply to the 12-93 revision (or to the revision of any other date which may be specified) of such REA Form 12a or to the comparable item of any later revision thereof which shall have been at the time prescribed for use by REA; if some other form containing the corresponding information shall at the time be prescribed by REA, such reference shall apply to the corresponding item of such other form; or if no such form is applicable to the accounts of the Mortgagor, such reference shall apply to the corresponding information otherwise determined in a comparable manner.

  In the event of any prepayment of the notes pursuant to subsection (c) of this section 5, then outstanding principal amount of the Pollution Control Notes shall include any and all amounts other than interest payable thereunder and unpaid at the time of any such prepayment.

  SECTION 6. (a) The Mortgagor will at all times maintain and preserve the Mortgaged Property and each and every part and parcel thereof as required by the Government or as


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

necessary or advisable for the conduct of any material portion of its business in good repair, working order and condition and in compliance with all applicable laws, regulations and orders if required by the Government or if the failure to comply therewith would have a material adverse affect on the condition (financial or otherwise) of the Mortgagor and will from time to time make all needful and proper repairs, renewals, and replacements, and useful and proper alterations, additions, betterments and improvements, and will, subject to contingencies beyond its reasonable control, at all times keep its plant and properties in necessary continuous operating condition and use all reasonable diligence to furnish the consumers served by it through the Mortgaged Property, or any part thereof, with an adequate supply of electric energy and other services furnished by the Mortgagor. If any substantial part of the Mortgaged Property is leased by the Mortgagor to any other party, the lease agreement between the Mortgagor and the lessee shall obligate the lessee to comply with the provisions of subsections (a) and (b) of this section in respect of the leased facilities and to permit the Mortgagor to operate the leased facilities in the event of any failure by the lessee to so comply.

  (b) The Mortgagor will cause the sum of the amount used during each period of five consecutive calendar years for maintenance, renewals, and replacements of the Mortgaged Property and any available Maintenance Credit (as hereinbelow defined), to be at least equal to the lesser (hereinafter called the "Standard") of either (i) 10 percent of the result obtained by deducting from the amount of Operating Revenues and Patronage Capital (as shown on the appropriate line of REA Informational Publication 201-1 for Power Supply Borrowers, as from time to time in effect, with respect to each calendar year) of the Mortgagor for such five-year period, the sum of Operating Expenses as shown on lines 35, 36, 37, and 38 of said REA Informational Publication and Fixed Costs (Account Numbers 403, 408, 427, 924, 925, and 926, as shown on lines E.20, E.21, E.22, and E.23 of REA Form 12d, rev. 12-93, and as shown on the corresponding lines D.15, D.16, D.17, and D.18 of REA Form 12e, rev. 12-93, and lines D.17, D.18, D.19, and D.20 of REA Form 12f, rev. 12-93, as applicable) of the Mortgagor for such five-year period, or (ii) 15 percent of the sum obtained by adding the amount charged to Depreciation and Amortization Expense (as shown on line 47 of said REA Informational Publication) and Maintenance Expense Total (as shown on line 42 of said REA Informational Publication) of the Mortgagor for such five-year period.

  Any reference in this Mortgage to REA Forms 12d, 12e or 12f shall apply to the 12-93 revision (or to the revision of any other date which may be specified) of such REA Forms 12d, 12e or 12f or to the comparable item of any later revision thereof which shall have been at the time prescribed for use by REA; if some other form containing the corresponding information shall at the time be prescribed by REA, such reference shall apply to the corresponding item of such other form; or if no such form is applicable to the accounts of the Mortgagor, such reference shall apply to the corresponding information otherwise determined in a comparable manner.

  The term "Maintenance Credit" shall mean the sum of (1) the excess of the amount used in each period of five consecutive calendar years for maintenance, renewals and replacements over the Standard during such five-year period and
(2) the amount of such excesses from prior years, less amounts thereof previously utilized as permitted by this section.

  The term "Maintenance Deficit" shall mean the amount by which the Standard in each period of five consecutive calendar years exceeds the sum of (1) the amount applied during such five-year period for maintenance, renewals and replacements and (2) the amount of any available Maintenance Credit.

  The amount used for maintenance in each year shall be the amount shown for the Mortgagor for such year on the appropriate line of REA Informational Publication 201-1, as from time to time in effect, and the amounts used for renewals and replacements shall be based upon improvements and replacements of Utility Plant associated with retirements thereof, less net salvage value.

  In furtherance of the covenant contained in this subsection (b), the Mortgagor will, within five months after the close of calendar year 1994 and within five months after the end of each five-year period following said calendar year, furnish to the Mortgagees a certificate of the General Manager, any Division Manager or any officer of the Mortgagor (hereinafter called an "Officer's Certificate"), setting forth separately and in reasonable detail:

     (1) The amount of Operating Revenues and Patronage Capital derived by the Mortgagor from the Mortgaged Property during the five preceding calendar years and the Mortgagor's Operation Expense-Total, Fixed Costs on Production Plant, Depreciation and Amortization Expense, and Maintenance Expense-Total for such five-year period;

     (2) The amounts used during such five preceding calendar years for maintenance, renewals and replacements of the Mortgaged Property;

     (3) Any Maintenance Credit not theretofore utilized as permitted by this section and the computation thereof; and

     (4) The resulting Maintenance Credit or Maintenance Deficit.

  In case any such Officer's Certificate shows a Maintenance Deficit, the Mortgagor shall either (i) immediately apply an amount equal to the largest integral multiple of $1,000 which equals or is less than the amount so determined to the prepayment of the notes, PRO RATA according to the aggregate then outstanding principal amounts thereof (such prepayments to be applied to such installments thereof as may be designated by the respective noteholders at the time of any such prepayment), or (ii) immediately deposit the amounts so determined in a bank or banks satisfactory to the Government to be held by such bank or banks in a restricted maintenance fund in trust for the benefit of the noteholders pursuant to a trust agreement satisfactory to the Government; PROVIDED, HOWEVER, that at the direction or with the approval of the Government, the Mortgagor may cause funds held in such restricted maintenance fund to be applied to the making of expenditures for maintenance, renewals and replacements of the Mortgaged Property; PROVIDED, FURTHER, HOWEVER, that in the event there shall have been a balance in said restricted maintenance fund at the end of each of two such consecutive reporting periods, the Government may thereafter cause the funds held therein to be applied as provided in clause (i) above; PROVIDED, FURTHER, HOWEVER, that in the event of such a Maintenance Deficit, the Mortgagor may promptly cause to be made an inspection of the Mortgaged Property by a professional engineer satisfactory to the Government and may cause to be issued a report of such engineer, satisfactory in form and substance to the Government, stating the minimal aggregate amount which, in his judgment, is then needed for maintenance, renewals, and replacements of the Mortgaged Property in accordance with sound industry practices, and in the event such amount shall be less than such Maintenance Deficit, the maximum amount which the Mortgagor shall be required to apply to prepayment or to deposit in a restricted maintenance fund pursuant to this paragraph shall in all events be the amount so stated by such professional engineer. In the event of any prepayment of the notes pursuant to clause (i) above, unpaid principal of the Pollution Control Notes shall include any and all amounts other than interest payable thereunder and unpaid at the time of any such prepayment.

  In case any such certificate shows a Maintenance Credit, the Mortgagor may withdraw the amount of such Maintenance Credit from said restricted maintenance fund to the extent that there is an accumulated balance therein, and the Government shall in such case cause such withdrawal to be permitted.

  The amount of any Maintenance Credit not utilized to reduce a Maintenance Deficit or so withdrawn from said restricted maintenance fund shall be available until utilized for such purposes.

  The Mortgagor agrees that it will, within five months after the close of each calendar year (other than during a year in which an Officer's Certificate is required to be furnished pursuant to the sixth paragraph of this subsection
(b)) furnish to the Mortgagees an Officer's Certificate, setting forth separately and in reasonable detail the amounts described in clauses (1) and
(2) of said paragraph for the preceding calendar year.

  SECTION 7. Except as specifically authorized in writing in advance by the Government, the Mortgagor will purchase all materials, equipment and replacements to be incorporated in or used in connection with the Mortgaged Property outright, and not subject to any conditional sales agreement, chattel mortgage, bailment, lease, or other agreement reserving to the seller any right, title or lien. The Mortgagor will not, without the approval in writing of the Government, become or be obligated under Long-Term Leases for the rental from others of Restricted Property if the aggregate amount of rentals thereunder accrued or which may accrue during any period of 12 calendar months shall exceed 2 percent of the Equity of the Mortgagor at the time any determination of such rental obligations is made hereunder. As used herein, the term "Equity" shall have the meaning assigned to it in section 16 of this article II. "Long-Term Leases" shall mean leases having unexpired terms (taking into account terms of renewal at the option of the lessor, whether or not such leases have theretofore been renewed) of more than 12 months, and "Restricted Property" shall mean all properties other than automobiles, trucks, trailers, tractors, aircraft, ships, other vehicles, office, garage and warehouse space and office equipment (including, without limitation, computers).

  SECTION 8. (a) The Mortgagor will take out, as the respective risks are incurred, and maintain the following classes and amounts of insurance: (1) fidelity bonds covering each officer and employee of the Mortgagor in not less than the following amounts, based on the estimated annual gross revenues of the Mortgaged Property:


                                                                Amount of
                     Annual Gross Revenue                       Coverage
          --------------------------------------------          ---------
          Less than  $  200,000........................         $ 50,000
            $200,001 to 400,000........................          100,000
             400,001 to 600,000........................          250,000
             600,001 to 800,000........................          300,000
             800,001 to 1,000,000......................          400,000
               over     1,000,000......................          500,000

and each collection agent of the Mortgagor shall be included in such fidelity bonds for not less than $2,500, or 10 percent of the highest amount collected annually by any one collection agent, whichever is greater; (2) workers' compensation and employer's liability insurance covering all employees of the Mortgagor, in such amounts as may be required by law, or if the Mortgagor or any of its employees are not subject to the workers' compensation laws of the State or States in which the Mortgagor conducts its operations, then its workers' compensation policy shall provide voluntary compensation coverage to the same extent as though the Mortgagor and such employees were subject to such laws; such policy shall include occupational disease liability coverage, employer's liability insurance and "additional medical" coverage of not less than $10,000 in States where full medical coverage is not required by law; (3) public liability and property damage liability insurance, covering ownership liability and all operations of the Mortgagor with limits for bodily injury or death of not less than $1,000,000 for each occurrence and $1,000,000 aggregate for the policy period and with limits for property damage of not less than $1,000,000 for each occurrence and $1,000,000 aggregate for the policy period;
(4) liability insurance on all motor vehicles, trailers, semi-trailers, and aircraft used in the conduct of the Mortgagor's business, whether owned, non-owned or hired by the Mortgagor, with bodily injury limits of not less than $1,000,000 for each person and $1,000,000 for each occurrence, and with property damage limits of $1,000,000 for each occurrence; in connection with aircraft liability, also passenger bodily injury limits of $1,000,000 per person and $1,000,000 for each occurrence;

(5) comprehensive or separate fire, theft and windstorm insurance covering loss of or damage to all owned motor vehicles, trailers, and aircraft of the Mortgagor having a unit value in excess of $1,000 in an amount not less than the actual cash value of the property insured; (6) fire insurance, including the extended coverage endorsement, designating the Government, CoBank, the Credit Bank and each of the Trustees as mortgagees in the policy, on each building and its contents, and on each storage location of materials, supplies, poles, and cross arms having a value at any one location in excess of $5,000, or in excess of one percent of the total plant value, whichever is larger, and in an amount not less than 80 percent of the current cost to replace the property new, less actual depreciation; and (7) boiler and machinery insurance, designating the Government, CoBank, the Credit Bank and each of the Trustees, as mortgagees in the policy, if the Mortgaged Property includes steam generating facilities, internal combustion, gas turbine or hydro-generating facilities, such boiler and/or machinery insurance being in an amount for each accident not less than the actual current cash value of the property of the Mortgagor and of other adjacent property that would be damaged by explosion or breakdown of the insured object.

  The Mortgagor will also, from time to time, increase or supplement the classes and amounts of insurance specified above to the extent requested by the Government or required to conform to the accepted practice of companies of the size and character of the Mortgagor. The Mortgagor will, upon request of any of the Mortgagees, submit to the Mortgagees a schedule of its insurance in effect on the date specified in such request and copies of any policies or contracts relating thereto.

  The foregoing insurance coverage shall be obtained by means of bond and policy forms approved by regulatory authorities, including standard REA endorsements and riders used by the insurance industry to provide coverage for REA borrowers. Each policy or other contract for such insurance shall contain an agreement by the insurer that, notwithstanding any right of cancellation reserved to such insurer, such policy or contract shall continue in force for at least 30 days after written notice to the Mortgagees of cancellation.

  (b) In the event of damage to or the destruction or loss of any portion of the Mortgaged Property which shall be covered by insurance, unless the Government shall otherwise agree, the Mortgagor shall replace or restore such damaged, destroyed or lost portion so that the Mortgaged Property shall be in substantially the same condition as it was in prior to such damage, destruction or loss, and shall apply the proceeds of the insurance for that purpose; PROVIDED, HOWEVER, that in the event the Mortgagor, with agreement therefore by the Government, shall not so replace or restore such damaged, destroyed or lost portion of the Mortgaged Property, the Mortgagor shall apply the proceeds of the insurance as a ratable prepayment of or on account of the then outstanding principal amount of the notes, to such installments thereof as may be designated by the respective noteholders at the time of any such payment. The Mortgagor shall replace the loss or shall commence such restoration promptly after such damage, destruction or loss shall have occurred and shall complete such replacement or restoration as expeditiously as practicable, and shall pay or cause to be paid out of the proceeds of such insurance all costs and expenses in connection therewith so that such replacement or restoration shall be so completed that the portion of the Mortgaged Property so replaced or restored shall be free and clear of all mechanics' liens and other claims.

  Sums recovered under any fidelity bond by the Mortgagor for a loss of funds advanced under the notes or recovered by a Mortgagee for any loss under such bond shall, unless otherwise directed by the Government, be applied to the prepayment of the notes, pro rata according to the then outstanding principal amount thereof (such prepayments to be applied to such installments thereof as may be designated by the respective noteholders at the time of any such prepayment), or to construct or acquire facilities approved by the Government, which will become part of the Mortgaged Property.

   In the event of any prepayments pursuant to either of the above paragraphs of this section 8(b), then outstanding principal amount of the Pollution Control Notes shall include any and all amounts other than interest respectively payable thereunder and unpaid at the time of any such prepayment.

  SECTION 9. In the event of the failure of the Mortgagor in any respect to comply with the covenants and conditions herein contained with respect to the procuring of insurance, the payment of taxes, assessments and other charges, the keeping of the Mortgaged Property in repair and free of liens and other claims or to comply with any other covenant contained in this Mortgage, the Government (or, if it shall fail to act for ten days after notice from any Mortgagee, a copy of which notice shall also be given simultaneously to the Mortgagor, then (a) any Mortgagee or Mortgagees holding not less than a majority of the aggregate then outstanding principal amount of all notes exclusive of notes then held by the Government or (b) with respect to the payment of taxes, assessments and other charges, any Mortgagee), shall have the right (without prejudice to any other rights arising by reason of such default) to advance or expend moneys for the purpose of procuring such insurance, or for the payment of insurance premiums, taxes, assessments or other charges, or to save the Mortgaged Property from sale or forfeiture for any unpaid tax or assessment, or otherwise, or to redeem the same from any tax or other sale, or to purchase any tax title thereon, or to remove or purchase any mechanics' liens or other encumbrance thereon, or to make repairs thereon or to comply with any other covenant herein contained or to prosecute or defend any suit in relation to the Mortgaged Property or in any manner to protect the Mortgaged Property and the title thereto, and all sums so advanced for any of the aforesaid purposes with interest thereon at the rate per annum charged by the party making such advance, but no higher than the highest rate permitted by applicable law shall be deemed a charge upon the Mortgaged Property in the same manner as the notes at the time outstanding are secured and shall be forthwith paid to the Mortgagee making such advance or advances upon demand. It shall not be obligatory for any Mortgagee in making any such advances or expenditures to inquire into the validity of any such tax title, or of any of such taxes or assessments or sales therefore, or of any such mechanics' liens or other encumbrance.

  SECTION 10. The Mortgagor will not, without the approval in writing of the
Government: (a) construct, make, lease, purchase or otherwise acquire any extensions or additions to its system or enter into any contract therefore, except such extensions or additions as may be financed with loans evidenced by Additional Notes; (b) enter into any contract or contracts for the operation or maintenance of all or any part of its property, for the purchase of electric power or energy, for the sale for resale, or for the sale to the ultimate consumer, of electric power and energy in excess of 1,000 kilowatts, for any transmission, interconnection or power pooling arrangements or for the use by others of any of its property; (c) incur any expenses for legal, engineering, supervisory, accounting or other similar services, except such reasonable expenses as are incurred in the routine course of business; or (d) deposit any of its funds, regardless of the source thereof, in any bank or other depository which is not a member of the Federal Deposit Insurance Corporation, or the successor thereof, or of a Federal Reserve Bank; PROVIDED, HOWEVER, that the Mortgagor and the Trustees may invest funds held under the respective Pollution Control Bond Indentures in the manner and subject to the limitations provided therein, without the consent of the Government.

  SECTION 11. The Mortgagor will not pay its directors, as such, any salaries for their services, except such as shall have been approved by the Government, provided that nothing herein contained shall preclude any director from serving the Mortgagor in any other capacity and receiving compensation therefore. Salaries and wages paid officers and employees shall be reasonable and in conformity with the usual practice of corporations of the size and nature of the Mortgagor.

  SECTION 12. The Mortgagor will at all times keep, and safely preserve, proper books, records and accounts in which full and true entries will be made of all of the dealings, business and affairs of the Mortgagor, in accordance with the methods and principles of accounting prescribed in the Uniform System of Accounts. The Mortgagor will prepare and furnish each of the Mortgagees not later than the 15th day of each month, or at less frequent intervals when specified by the Government, financial and statistical reports on its condition and operations. Such reports shall be in such form and include such information as may be specified by the Government, including without limitation an analysis of the Mortgagor's revenues, expenses and consumer accounts. The Mortgagor will cause to be prepared and furnished to each of the Mortgagees at least once during each 12-month period during the term hereof, a full and complete report of its financial condition as of a date (hereinafter called the "Fiscal Date") not more than 90 days prior to the date such report is furnished to the Mortgagees hereunder, and of its operations for the 12-month period ended on the Fiscal Date, in form and substance satisfactory to the Government, audited and certified by independent certified public accountants satisfactory to the Government and accompanied by a report of such audit in form and substance satisfactory to the Government. Each Mortgagee, through its representatives, shall at all times during reasonable business hours have access to, and the right to inspect and make copies of, any or all books, records and accounts, and any or all invoices, contracts, leases, payrolls, cancelled checks, statements and other documents and papers of every kind belonging to or in the possession of the Mortgagor or in anywise pertaining to its property or business.

  SECTION 13. (a) The Mortgagor will from time to time upon written demand of any Mortgagee make, execute, acknowledge and deliver or cause to be made, executed, acknowledged and delivered all such further and supplemental indentures of mortgage, deeds of trust, mortgages, financing statements, continuation statements, security agreements, instruments and conveyances as may reasonably be requested by any Mortgagee, and take or cause to be taken all such further action as may reasonably be requested by any Mortgagee to effectuate the intention of these presents and to provide for the securing and payment of the principal of, interest on, and any and all other amounts payable under the notes equally and ratably according to the terms thereof and for the purpose of fully conveying, transferring and confirming unto the Mortgagees the property hereby conveyed, mortgaged and pledged, or intended so to be, whether now owned by the Mortgagor or hereafter acquired by it and to reflect the assignment of the rights or interests of any of the Mortgagees or of any noteholder hereunder or under any note. The Mortgagor will cause this Mortgage and any and all supplemental indentures of mortgage, mortgages and deeds of trust and every security agreement, financing statement, continuation statement and every additional instrument which shall be executed pursuant to the foregoing provisions forthwith upon execution to be recorded and filed and rerecorded and refiled as conveyances and mortgages and deeds of trust of and security interests in real and personal property in such manner and in such places as may be required by law or reasonably requested by any Mortgagee in order fully to preserve the security for the notes and to perfect and maintain the superior lien of this Mortgage and all supplemental indentures of mortgage, mortgages and deeds of trust and the rights and remedies of the Mortgagees and the noteholders.

  (b) In the event that the Mortgagor suffers in the future a deficit in net income, as determined in accordance with methods of accounting prescribed in section 12 of article II hereof, for any fiscal year while any of the notes are outstanding, the Mortgagor will at any time or times upon written demand of the Government, make, execute, acknowledge and deliver or cause to be made, executed, acknowledged and delivered all such further and supplemental indentures of mortgage, mortgages, security agreements, financing statements, instruments and conveyances, and take or cause to be taken all such further action, as may reasonably be requested by the Government, in order to include in this Mortgage, as Mortgaged Property, and to subject to all the terms and conditions of this Mortgage, all right, title and interest of the Mortgagor in and to, all and singular, the automobiles, trucks, trailers, tractors, aircraft, ships and other vehicles then owned by the Mortgagor, or which may thereafter be owned or acquired by the Mortgagor. From and after the time of such written demand of the Government, such vehicles shall be deemed to be part of the Mortgaged Property for all purposes hereof.

  SECTION 14. Any noteholder may, at any time or times in succession without notice to or the consent of the Mortgagor and upon such terms as such noteholder may prescribe, grant to any person, firm or corporation who shall have become obligated to pay all or any part of the principal of or interest on any note held by or indebtedness owed to such noteholder or who may be affected by the lien hereby created, an extension of the time for the payment of such principal or interest, and after any such extension the Mortgagor will remain liable for the payment of such note or indebtedness to the same extent as though it had at the time of such extension consented thereto in writing.

  SECTION 15. (a) The Mortgagor shall implement rates for electric power and energy and for other services furnished by it that are designed to provide sufficient revenue to pay all fixed and variable expenses when and as due, to provide and maintain reasonable working capital, and to maintain, on an annual basis, a TIER of not less than 1.05 and a DSC of not less than 1.00. The Mortgagor shall give ninety (90) days prior written notice to each of the Mortgagees of any proposed change in its general rate structure.

  (b) Within sixty (60) days following the end of each calendar year, the Mortgagor shall report, in writing, to each of the Mortgagees the TIER and DSC levels which were achieved during that calendar year. If the average of the two
(2) largest annual levels achieved by the Mortgagor out of the three (3) then most recent calendar years results in a TIER of less than 1.05 or a DSC of less than 1.00, the Mortgagor shall, within ninety (90) days following the end of the calendar year, provide to each of the Mortgagees a written plan, in form and substance satisfactory to the Administrator, setting forth the actions that the Mortgagor will take in order to achieve the required TIER and DSC levels on a timely basis. The Mortgagor shall take all actions pursuant to its written plan.

  (c) For purposes of this section 15, TIER shall be calculated as follows: add Interest on Long-term Debt (as computed for purposes of Section A, Line 22 of REA Form 12a, except that Interest on Long-term Debt shall be increased by one-third (1/3) of the amount, if any, by which the rentals of Restricted Property (as computed for purposes of Section K, Line 4 of REA Form 12h) exceed two (2) percent of Total Margins and Equities (as computed for purposes of Section B, Line 38 of REA Form 12a)) to Net Patronage Capital or Margins (as computed for purposes of Section A, Line 35 of REA Form 12a), and divide the total so obtained by Interest on Long-term Debt (as computed for purposes of this calculation of TIER).

  For purposes of this section 15, DSC shall be calculated as follows: add Depreciation and Amortization Expense (as computed for purposes of Section A, Line 20 of REA Form 12a), and Interest on Long-term Debt (computed as described in the calculation of TIER set forth in this section 15), to Patronage Capital or Margins (computed as described in the calculation of TIER set forth in this section 15) and divide the total so obtained by Debt Service Billed (computed by adding all interest and principal billed during the calendar year to one-third (1/3) of the amount, if any, by which the rentals of Restricted Property (computed as described in the calculation of TIER set forth in this section 15) exceed two (2) percent of Total Margins and Equities (computed as described in the calculation of TIER set forth in this section 15)).

  SECTION 15A. The Mortgagor, subject to applicable laws and rules and orders of regulatory bodies, will design its rates for electric energy and other services furnished by it with a view (i) to paying and discharging from its revenues derived from operations and from all other available funds all taxes, maintenance expenses, cost of electric energy and other operating expenses (including all expenses, other than depreciation and amortization, required to be


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reported on lines A.14, A.19 and A.21 of REA Form 12a) of its electric transmission and distribution system and electric generating facilities, (ii) to paying and discharging from such revenues and other available funds principal and interest on all indebtedness of the Mortgagor other than principal and interest on Long-Term Debt that is included, under part (B) of the following paragraph, in the calculation of ADSCR, (iii) to making from such revenues and other available funds all payments on Capitalized Lease Obligations (as defined below), (iv) to providing and maintaining from such revenues and other available funds reasonable working capital for the Mortgagor, and (v) to maintaining, for each fiscal year, an Annual Debt Service Coverage Ratio (herein called "ADSCR") of not less than 1.25. For any fiscal year after the First Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1989 Loan Agreement) Pollution Control Note and the First Oglethorpe-Monroe (1982 Loan Agreement) Pollution Control Note are paid in full, or with the consent of the Trustees holding any such notes not paid in full, such ADSCR requirement shall be reduced to 1.15. Within 120 days following the end of each fiscal year of the Mortgagor, the Mortgagor shall file with each Mortgagee a certificate signed by its principal financial officer setting forth the computation of ADSCR for the preceding fiscal year. Not later than 30 days preceding the start of each fiscal year of the Mortgagor, the Mortgagor shall file with each of the Mortgagees a certificate signed by its principal financial officer setting forth, on an estimated basis, the computation of ADSCR for the next fiscal year. Where a change in design is proposed, the Mortgagor shall so redesign its rates to comply with the requirements of the first sentence of this paragraph.

  For purposes of this section, ADSCR of the Mortgagor shall be determined as follows: for each full fiscal year, (A) take the sum of (i) Net Patronage Capital or Margins (as computed in accordance with Line A.35 of REA Form 12a) plus (ii) Interest on Long-Term Debt (as computed in accordance with Line A.22 of REA Form 12a) less to the extent included in such amount, (1) any amount of Interest Charged To Construction-Credit on Line A.23 of REA Form 12a, provided that such amount has been paid or provided for other than from revenues derived from operations, (2) any amount of interest attributable to a Capitalized Lease Obligation of the Mortgagor, and (3) any other amount of interest paid from any sources other than operating revenues (including, without limitation, the proceeds of the sale of property, proceeds of insurance or condemnation to the extent not included in Total Operating Revenues and Patronage Capital on Line A.4 of REA Form 12a, and Total Margins and Equities (as computed in accordance with Line B.38 of REA Form 12a)) and other than borrowed funds plus (iii) Depreciation and Amortization Expense (as computed for purposes of Line A.20 of REA Form 12a) of the Mortgagor, and (B) divide the total so obtained by an amount equal to the sum of all payments of principal and interest required to be made during such year on account of Total Long-Term Debt (as computed for purposes of Line B.44 of REA Form 12a) including interest computed in the same manner as Interest on Long-Term Debt as provided above, but not including (1) any payments of principal made from any sources other than operating revenues (including, without limitation, the proceeds of the sale of property, proceeds of insurance or condemnation to the extent not included in Total Operating Revenues and Patronage Capital on Line
A.4 of REA Form 12a, and Total Margins and Equities (as computed in accordance with Line B.38 of REA Form 12a)) and other than borrowed funds, except for funds borrowed pursuant to a refinancing of the type described in (X) below,
(2) any Long-Term Debt not secured prior to or on a parity with the notes under this Mortgage and (3) any payments with respect to a Capitalized Lease Obligation of the Mortgagor. For purposes of computing ADSCR on an estimated basis, the Mortgagor shall not be required to include (X) the principal payment of any Long-Term Debt with a remaining maturity of five years or less which the board of directors of the Mortgagor (i) has designated as debt attributable to construction of electric generating or transmission facilities and (ii) has certified it will use its best efforts to refinance during such fiscal year with Long-Term Debt or (Y) principal or interest payments on any Long-Term Debt which are expected to be made from any sources other than operating revenues (including, without limi-


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tation, the proceeds of the sale of property, proceeds of insurance or condemnation to the extent not included in Total Operating Revenues and Patronage Capital on Line A.4 of REA Form 12a, and Total Margins and Equities (as computed in accordance with Line B.38 of REA Form 12a)) and other than borrowed funds, except, in case of principal, for funds borrowed pursuant to a refinancing of the type described in (X) above. For purposes of this section 15A, a Capitalized Lease Obligation shall mean any lease obligation which, under the Uniform System of Accounts, is required to be shown on the balance sheet of the Mortgagor as an obligation.

  SECTION 16. The Mortgagor will not, in any one year, without the approval in writing of the Government, declare or pay any dividends, or pay or determine to pay any patronage refunds, or retire any Patronage Capital or make any other cash distributions (such dividends, refunds, retirements and other distributions being hereinafter collectively called "distributions") to its members, stockholders or consumers if after giving effect to any such distribution the total Equity of the Mortgagor will not equal or exceed 40 percent of its total assets and other debits; PROVIDED, HOWEVER, that the Mortgagor may nevertheless make distributions in any year up to 25 percent of the Patronage Capital and Margins received by the Mortgagor in the next preceding year where after giving effect to any such distribution the total Equity of the Mortgagor will equal or exceed 20 percent of its Total Assets and other debits, and PROVIDED, FURTHER, however, that in no event will the Mortgagor make any distributions if there is unpaid when due any installment of principal of or interest on the notes, if the Mortgagor is otherwise in default hereunder or if, after giving effect to any such distribution, the Mortgagor's Total Current and Accrued Assets would be less than its Total Current and Accrued Liabilities.

  For the purpose of this section, a "cash distribution" shall be deemed to include any general cancellation or abatement of charges for electric energy or services furnished by the Mortgagor, but not the repayment of a membership fee of not in excess of $100 upon termination of a membership. As used or applied in this Mortgage (1) "Equity" shall mean the aggregate of Equities and Margins (as such terms are defined in the Uniform System of Accounts) and Subordinated Indebtedness; and (2) "Subordinated Indebtedness" shall mean unsecured indebtedness of the Mortgagor payment of which shall be subordinated to the prior payment of the notes by subordination agreement in form and substance satisfactory to the Government.

  SECTION 17. In the event that the Mortgaged Property, or any part thereof, shall be taken under the power of eminent domain, all proceeds and avails therefrom, except to the extent that the Government shall consent to the deposit thereof by the Mortgagor in the construction fund contemplated by Account Number 131.2, shall forthwith be applied by the Mortgagor: first, to the ratable payment of any indebtedness secured by this Mortgage other than indebtedness under the notes; second, to the ratable payment of interest which shall have accrued on the notes and be unpaid; third, to the ratable payment of or on account of the then outstanding principal amount of the notes, to such installments thereof as may be designated by the respective noteholders at the time of any such payment; fourth, to the ratable payment of any and all other amounts payable under the notes; and fifth, the balance shall be paid to whosoever shall be entitled thereto; PROVIDED, HOWEVER, that any noteholder other than any of the Credit Bank, the Trustees or CoBank may, and any of the Credit Bank, the Trustees and CoBank shall, if so requested by the Mortgagor, cause funds to which they may be entitled under clause third hereof to be applied by the Mortgagor to the making of a deposit in the construction fund contemplated by Account Number 131.2 instead of causing such funds being applied to the prepayment of any note held by such noteholder.

  SECTION 18. The Mortgagor will not at any time employ, or enter into any contract for the employment of, any general manager of the Mortgagor's system or any person exercising comparable authority to such a manager, unless such employment or such contract shall first have been approved by the Government. If, during such periods as the Mortgagor shall be in default in the making of payment or payments of principal of or interest on one or more of the notes or otherwise be in default hereunder, the Government shall at any time give notice to


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the Mortgagor that in its opinion such system is not being efficiently operated and shall request the termination of the employment of any such manager or person exercising comparable authority, or shall request the termination of any operating contract in respect of such system, the Mortgagor will terminate such employment or operating contract within thirty (30) days after the date of such notice. All contracts in respect of the employment of any such manager or person exercising comparable authority, or for the operation of any such system, shall contain provisions to permit compliance with the foregoing covenants, except such as have been or are approved by the Government without such provisions.

  SECTION 19. The Mortgagor will not permit there to exist any event of default under any agreement under which a note or other obligation of the Mortgagor secured by the lien of this Mortgage has been or will be issued, including, without limitation the REA Loan Contract, the CoBank Loan Agreements, the Credit Agreement, and the Pollution Control Loan Agreements. The Mortgagor will promptly furnish each Mortgagee with written notice of any amendment or modification of any such agreement or of any indenture under which there are or may be issued obligations secured by a pledge or assignment of any note or other obligation secured by the lien of this Mortgage, including without limitation, the Pollution Control Bond Indentures, and of the occurrence of any event of default of which the Mortgagor has knowledge under any such agreement or any such indenture. For purposes of this Mortgage, in the event of any inconsistency between the terms of this Mortgage and the terms of any such agreement or any such indenture, the terms of this Mortgage shall govern; PROVIDED, HOWEVER, that nothing contained in this Mortgage shall limit the exercise by any of the Trustees of any right or remedy provided to it in the respective Pollution Control Loan Agreements or the respective Pollution Control Bond Indentures or the respective Pollution Control Notes and that nothing contained in this Mortgage shall limit the exercise by the Credit Bank of any right or remedy provided to it in the Credit Agreement or the Credit Bank Notes.

  SECTION 20. The Mortgagor will promptly notify the Mortgagees in writing of any change in location of its chief place of business or the office where its records concerning accounts and contract rights are kept.

  SECTION 21. The Mortgagor will obtain all such rights of way, easements from landowners and releases from lienors as shall be necessary or advisable in the conduct of its business, and, if requested by the Government, deliver to the Government evidence satisfactory to the Government of the obtaining of such rights of way, easements or releases.

  SECTION 22. The Mortgagor will not, without the written approval of the Government, hereafter make any loan or advance to, or make any investment in, or purchase or make any commitment to purchase any stock, bonds, notes or other securities of, or guarantee, assume or otherwise become obligated or liable with respect to the obligations of, any person, firm or corporation, except (i) securities or deposits issued, guaranteed or fully insured as to payment by the United States Government or any agency thereof, (ii) Capital Term Certificates or other securities of the National Rural Utilities Cooperative Finance Corporation, (iii) Class C Stock or other securities of CoBank, (iv) capital credits resulting from the payment for power and energy purchased and actually received from a generating and transmission cooperative of which the Mortgagor is a member, and (v) such other loans, deposits, advances, investments and obligations as may from time to time be made, purchased or undertaken by the Mortgagor; PROVIDED, HOWEVER, that the aggregate cost of investments, plus the total unpaid principal amount of loans, deposits, advances and obligations, permitted under this clause (v) shall not, except as permitted by applicable law, at any time exceed 3 percent of the total Utility Plant (as such term is defined in the Uniform System of Accounts) of the Mortgagor; PROVIDED, FURTHER, HOWEVER, that the Mortgagor and the Trustees may invest funds held under the Pollution Control Bond Indentures in the manner, and subject to the limitations, provided in the respective Pollution Control Bond Indentures without the consent of the Government.


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  SECTION 23. The Mortgagor shall, and shall cause its ERISA Affiliates to, in a timely fashion, (a) comply in all material respects with all requirements of ERISA and, to the extent applicable to each Plan, the Code, including but not limited to, paying all contributions required to meet the minimum funding standards set forth in ERISA and the Code with respect to each Plan and (b) shall file and shall cause its ERISA Affiliates to file all annual reports and other disclosures required to be filed pursuant to ERISA or the Code in connection with each Plan and promptly after the filing thereof, the Mortgagor shall furnish to each Mortgagee copies of such annual reports and other disclosures. The Mortgagor shall notify each Mortgagee as soon as practicable, and in any event within ten days after the Mortgagor or any ERISA Affiliate knows or has reason to know, of the occurrence of any Reportable Event or Prohibited Transaction with respect to any Plan, or of any act or condition arising in connection with any Plan which the Mortgagor or any ERISA Affiliate believes might constitute grounds for the termination of such Plan by the PBGC, the appointment by the appropriate United States district court of a trustee to administer such Plan, or the assessment against the Mortgagor or any ERISA Affiliate of any withdrawal liability to a Multiemployer Plan and the action, if any, the Mortgagor or such ERISA Affiliate proposes to take with respect thereto. The Mortgagor shall furnish to each Mortgagee promptly upon any Mortgagee's request therefor, such additional information concerning any Plan as may be reasonably requested.

  The Mortgagor shall not terminate, or permit any ERISA Affiliate to terminate, any Plan so as to result in any material liability of the Mortgagor to the PBGC, or permit to exist any occurrence of any Reportable Event or any other event or condition which presents a material risk of such a termination by the PBGC of any Plan. The Mortgagor and its ERISA Affiliates shall not take any action which could result in a withdrawal or partial withdrawal from a Multiemployer Plan which could result in the assessment of any withdrawal liability against the Mortgagor or any ERISA Affiliate.

  For purposes of this section 23, "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and all rules and regulations from time to time promulgated thereunder; "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules and regulations from time to time promulgated thereunder; "ERISA Affiliate" means any other entity controlled by the Mortgagor (for purposes of this definition, "control," when used with respect to any specified entity, means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise); "Multiemployer Plan" shall have the meaning assigned to such term in Section 3(37) of ERISA or Section 414(f) of the Code; "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto; "Plan" shall mean an employee benefit plan maintained for employees of the Mortgagor or any ERISA Affiliate which is covered by ERISA; "Prohibited Transaction" shall mean any transaction set forth in Section 406 of ERISA or Section 4975 of the Code; and "Reportable Event" shall have the meaning given to such term in Section 4043 of ERISA and the regulations thereunder.

  SECTION 24. The Mortgagor shall take reasonable action to enforce the material provisions of each of the Wholesale Power Contracts described in IV of the Granting Clauses and each of its agreements with others for the purchase of electric power and energy. With respect to the Mortgagor's agreements with others for the ownership, operation or maintenance of its electric generating facilities, the Mortgagor shall take reasonable action to assure its access to its entitlement to the electric power and energy from such facilities.

  SECTION 25. If and when the Mortgagor executes and delivers the 1994 Refinancing Note, and it becomes effective in accordance with its terms, the 1994 Refinancing Note will evidence indebtedness of the Mortgagor which has been continuously guaranteed by the Government, acting through the Administrator, pursuant to the Act, and will replace and substitute for the note identified in the Instruments Recital and described on Annex 1 of the 1994

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Refinancing Note. Such note is therein and herein referred to as the
"Designated Note." The Designated Note was unpaid and outstanding and was an Outstanding Note secured by the Mortgage at the time of the date of the 1994 Refinancing Note. Commencing with the effective date of the 1994 Refinancing Note, the term, "note," as used in this Mortgage shall specifically include the 1994 Refinancing Note and the 1994 Reimbursement Note and any replacement or substitute note for the same delivered by the Mortgagor to the Government from time to time. The 1994 Refinancing Note also will evidence the terms of the Mortgagor's obligation to make all payments of principal, interest, premium, if any, and all late charges, if any, which the Mortgagor incurs in connection with the refinancing of loan advances originally made under the Designated Note pursuant to Section 306C of the Act.

                                  ARTICLE III

                   REMEDIES OF THE MORTGAGEES AND NOTEHOLDERS

  SECTION 1. If one or more of the following events (hereinafter called "events of default") shall happen, that is to say:

     (a) default shall be made in the payment of any installment of or on account of, interest on, principal of, or any and all other amounts payable under, any note or notes when and as the same shall be required to be made whether by acceleration or otherwise and written notice of such default shall have been given to the Mortgagor by any noteholder;

     (b) there shall occur and be continuing an event of default under the REA Loan Contract, the CoBank Loan Agreements, the Credit Agreement, or any of the Pollution Control Loan Agreements, written notice that such event is an event of default hereunder shall have been given to the Mortgagor by any noteholder, which notice may in the discretion of the noteholder giving such notice specify a period of time within which such event may be remedied, and such event shall not have been remedied within such period of time, if any, so specified in such notice;

     (c) default shall be made in the due observance or performance of any of the covenants, conditions or agreements on the part of the Mortgagor contained in sections 3, 4, 5, 7, 10, 16 and 22 of article II hereof, written notice of such default shall have been given to the Mortgagor by any noteholder, which notice may in the discretion of the noteholder giving such notice specify a period of time within which such default may be remedied, and such default shall not have been remedied within such period of time, if any, so specified in such notice;

     (d) default shall be made in the due observance or performance of any other of the covenants, conditions or agreements on the part of the Mortgagor, in any of the notes or in this Mortgage contained, and such default shall continue for a period of thirty (30) days after written notice specifying such default and requiring the same to be remedied shall have been given to the Mortgagor by any noteholder;

     (e) the Mortgagor shall file a petition in bankruptcy or be adjudicated a bankrupt or insolvent, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a receiver of itself or its property, or shall institute proceedings for its reorganization or proceedings instituted by others for its reorganization shall not be dismissed within thirty (30) days after the institution thereof;

     (f) a receiver or liquidator of the Mortgagor or of any substantial portion of its property shall be appointed and the order appointing such receiver or liquidator shall not be vacated within thirty (30) days after the entry thereof;

     (g) the Mortgagor shall forfeit or otherwise be deprived of its corporate charter or franchises, permits, easements or licenses required to carry on any material portion of its business;

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     (h) a final judgment shall be entered against the Mortgagor and shall remain unsatisfied or without a stay in respect thereof for a period of thirty
  (30) days; or

     (i) a violation of the terms of any subordination agreement delivered pursuant to section 16 of article II hereof shall have occurred, written notice that such violation is an event of default hereunder shall have been given to the Mortgagor by any noteholder, which notice may in the discretion of the noteholder giving such notice specify a time period within which such violation may be remedied, and such violation shall not have been remedied within such period of time, if any, so specified in such notice;

then in each and every such case the Government, to the extent permitted by applicable state law on behalf of all the noteholders, may, in its discretion:

     (aa) without protest, presentment or demand, declare all unpaid principal of and accrued interest on and other amounts payable under the notes to be due and payable immediately; and upon any such declaration all such unpaid principal and accrued interest so declared to be due and payable shall become and be due and payable immediately, anything contained herein or in any note or notes to the contrary notwithstanding;

     (bb) take immediate possession of the Mortgaged Property, collect and receive all credits, outstanding accounts and bills receivable of the Mortgagor and all rents, income, revenues and profits pertaining to or arising from the Mortgaged Property, or any part thereof, and issue binding receipts therefor; and manage, control and operate the Mortgaged Property as fully as the Mortgagor might do if in possession thereof, including, without limitation, the making of all repairs or replacements deemed necessary or advisable;

     (cc) proceed to protect and enforce the rights of the Mortgagees and the rights of the noteholder or noteholders under this Mortgage by suits or actions in equity or at law in any court or courts of competent jurisdiction, whether for specific performance of any covenant or any agreement contained herein or in aid of the execution of any power herein granted or for the foreclosure hereof or hereunder or for the sale of the Mortgaged Property, or any part thereof, or to collect the debts hereby secured or for the enforcement of such other or additional appropriate legal or equitable remedies as may be deemed most effectual to protect and enforce the rights and remedies herein granted or conferred, and in the event of the institution of any such action or suit the Government and the then majority noteholders shall each have the right, irrespective of the adequacy of the security, to have appointed a single receiver of the Mortgaged Property and of all rents, income, revenues and profits pertaining thereto or arising therefrom derived, received or had from the time of the commencement of such suit or action, and such receiver shall have all the usual powers and duties of receivers in like and similar cases, to the fullest extent permitted by law, and if the Government or the then majority noteholders shall make application for the appointment of a receiver the Mortgagor hereby expressly consents that the court to which such application shall be made may, irrespective of the adequacy of the security, make said appointment;

     (dd) sell or cause to be sold all and singular the Mortgaged Property or any part thereof, and all right, title, interest, claim and demand of the Mortgagor therein or thereto, at public auction or otherwise, as may be prescribed or permitted, and in the manner prescribed or permitted, by applicable law; and

     (ee) In addition to and independently of any other provision set forth in this section 1 of article III hereof with respect to the power of the Government upon the occurrence of an event of default, Mortgagor hereby grants to the Government and to the other Mortgagees and noteholders jointly and severally (but in the case of such other Mortgagees and noteholders, subject to the limitations on the exercise thereof specified in the final paragraph of this subsection (ee)) the following irrevocable power of attorney: To sell all or any part of the Mortgaged Property at auction, at the usual place for conducting sales at the

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  Court House in the County of the State where the Mortgaged Property or any part thereof is located, to the highest bidder for cash, after advertising the time, terms and place of such sale once a week for four consecutive calendar weeks immediately preceding such sale (but without regard to the number of days) in a newspaper published in the County of the State where the Mortgaged Property or any part thereof is located, or in the paper in which the Sheriff's advertisements for such County are published, all other notice being hereby waived by the Mortgagor, and the Government (and such other Mortgagees or noteholders, as the case may be) may bid and purchase at such sale, and the Government (and such other Mortgagees or noteholders, as the case may be) may thereupon execute and deliver to the purchaser or purchasers at such sale a sufficient conveyance of the Mortgaged Property or part thereof in fee simple, which conveyance may contain recitals as to the happening of the default upon which the execution of the power of sale herein granted depends, and the Mortgagor hereby constitutes and appoints the Government (or such other Mortgagees or noteholders, as the case may be) the agent and attorney-in-fact of the Mortgagor to make such recitals, and hereby covenants and agrees that the recitals so made by the Government (or such other Mortgagees or noteholders, as the case may be) shall be binding and conclusive upon the Mortgagor and that the conveyance to be made by the Government (or such other Mortgagees or noteholders, as the case may be) shall be effectual to bar any equity of redemption of the Mortgagor in and to said property, and the Government (or such other Mortgagees or noteholders, as the case may be) shall collect the proceeds of such sale and apply the same as provided herein.


     The Mortgagor further covenants that in case of a sale as hereinbefore provided, the Mortgagor or any person in possession under the Mortgagor shall then become and be tenants holding over and shall forthwith deliver possession to the purchaser at such sale, or be summarily dispossessed, in accordance with the provisions of law applicable to tenants holding over.

     The power and agency hereby granted are coupled with an interest and are irrevocable by death, dissolution, or otherwise and are granted as cumulative to the remedies of collection of the indebtedness evidenced by any note or notes as provided by law and in the foregoing provisions hereof.

     The Government (or such other Mortgagees or noteholders, as the case may be) may adjourn from time to time any sale to be made by it under the provisions of this section, or cause the same to be adjourned, by announcement at the time and place appointed for such sale or sales; and without further notice or publication (unless otherwise required by law), such sale may be made at the time and place to which the same shall be so adjourned.

     MORTGAGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF GEORGIA OR THE CONSTITUTION OF THE UNITED STATES OF AMERICA TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS MORTGAGE TO ANY MORTGAGEE OR NOTEHOLDER AND MORTGAGOR WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS MORTGAGE ON THE GROUND (IF SUCH BE THE
  CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS BY MORTGAGOR IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, IN TELLIGENTLY AND KNOWINGLY, AFTER MORTGAGOR HAS BEEN FIRST INFORMED BY COUNSEL OF ITS OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE.

                          INITIALED:  T.K.      P.N.
                                    -------    ------

  For all purposes hereunder, the power of sale granted in this subsection (ee) shall be exercised by Mortgagees or noteholders other than the Government only in the event that such other Mortgagees or noteholders may exercise such power of sale pursuant to the provisions of section 2 of article III hereof or an amendment hereto specifically authorizing such exercise.

  SECTION 2. (a) Upon the expiration of 30 days after the happening of an event or events of default, any right or remedy herein or by law conferred which the Government shall not have proceeded to exercise or enforce may, to the extent permitted by applicable state law, be exercised and enforced, on behalf of all noteholders, by the holder or holders of notes the aggregate then outstanding principal amount of which is not less than 331/3 percent of the aggregate then outstanding principal amount of all notes.

  (b) (1) Notwithstanding the remedial rights of the Government provided for in section 1 of this article III and of the holder or holders of notes the aggregate then outstanding principal amount of which is not less than 331/3 percent of the aggregate then outstanding principal amount of all notes provided for in subsection 2(a) of this article III, if, in the opinion of counsel satisfactory to the Government, which opinion shall be satisfactory in form and substance to the Government and delivered in writing to the Mortgagor, the Government may not lawfully act on behalf and for the benefit of all noteholders other than the Government, any other Mortgagee shall have the right to exercise any right and remedy described in section 1 of this article III:
(i) immediately upon the Government's exercise of any right or remedy hereunder; or (ii) on a date 120 days or more after the occurrence of an event of default, which is then continuing, if the Government has failed, prior to such date, to exercise any right or remedy hereunder.

  (2) Furthermore, notwithstanding the provisions of section 1 of this article III and subsections (a) and (b)(1) of this section, upon the occurrence of (i) any event of default described in section 1(a) of this article III with respect to any CoBank Note, or (ii) any event of default described in section 1(e) or 1(f) of this article III, if the respective event of default referred to in either clause (i) or clause (ii) of this subsection shall not have been cured upon the expiration of ninety (90) days after the initial occurrence of such event of default, then CoBank may forthwith exercise on behalf of all noteholders any right or remedy described in section 1 of this article III.

  (3) Furthermore, notwithstanding the provisions of section 1 of this article III and subsections (a) and (b)(1) of this section, upon the occurrence of any event of default described in section 1(a) of this article III with respect to any Credit Bank Note, if such event of default shall not have been cured upon the expiration of 300 days after the occurrence of such event of default, and if the Credit Bank shall, in writing, request the Government to seek the appointment of a receiver of the Mortgaged Property as described in section 1(cc) of this article III, the Government shall, on or before the expiration of 60 days from the date of such written request, exercise such remedy on behalf of all noteholders if, and to the extent, permitted by applicable law. If the Government fails to exercise such remedy at such time, and if all payments in respect of principal and interest which shall have then become due and payable by the terms of such Credit Bank Note or Credit Bank Notes (other than as a result of an acceleration) shall not have been paid to the Credit Bank, the Credit Bank may forthwith exercise such remedy on behalf of all noteholders. If, upon the expiration of 720 days after the occurrence of such event of default described in section 1(a) of this article III with respect to any Credit Bank Note, all payments in respect of principal and interest which shall have then become due and payable by the terms of such Credit Bank Note or Credit Bank Notes (other than as a result of an acceleration) shall not have been paid to the Credit Bank, the Credit Bank may forthwith exercise on behalf of all noteholders any right or remedy described in section 1 of this article
III. The Credit Bank shall not be entitled to exercise and enforce any remedies under this Mortgage except as set forth in this section 2.

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  (4) Nothing in this Mortgage contained shall affect or impair the right existing other than under this Mortgage of any holder of any note which may be secured hereby to enforce the payment of the principal of or interest on and other amounts payable under such note on the date or dates any such interest or principal or other amounts shall become due and payable whether by acceleration or otherwise in accordance with the terms of such note; provided, however, that no acceleration by any holder of any note other than the Government shall be effective unless in accordance with sections 2(b) or 2(c) of this article III. Nothing contained in this Mortgage shall affect or impair the ability of the Credit Bank to pursue any and all remedies available to the Credit Bank under the Credit Agreement or the Credit Bank Notes.

  (c) Notwithstanding the provisions of subsections (a) and (b) of this section or anything else to the contrary contained herein, if one or more of the above events of default occurs and if in addition an event of default exists under any Pollution Control Bond Indenture, then in each and every such case the Trustee acting under such Pollution Control Bond Indenture, to the extent permitted by applicable state law on behalf of the holders of the Pollution Control Notes relating thereto, may, in its discretion, and shall, if directed by the holders of not less than 50 percent in aggregate principal amount of the Pollution Control Bonds then outstanding which have been authorized and delivered under such Pollution Control Bond Indenture, without protest, presentment or demand, declare all unpaid principal of, accrued interest on, and any and all other amounts payable under the Pollution Control Notes issued in respect of such Pollution Control Bonds to be due and payable immediately, and upon any such declaration and upon notice of such declaration delivered to the Mortgagor and all other Mortgagees, all such unpaid principal, accrued interest, and other amounts so declared to be due and payable shall become and be due and payable immediately; PROVIDED, HOWEVER, that said Trustee shall rescind any such declaration upon the written request of the then majority noteholders unless at the time of such request a holder of any note other than any Pollution Control Note has hereunder validly and effectively declared all unpaid principal of and accrued interest on such note to be due and payable immediately and such declaration remains valid and in effect. In case of any such rescission the above-referenced Trustee, holders of the Pollution Control Bonds and holders of the Pollution Control Notes issued in respect of such Pollution Control Bonds shall be restored to their former positions and rights hereunder respectively; but no such rescission shall extend to any subsequent or other default or event of default or impair any right consequent thereon, nor shall such rescission extend to any instance in which the holder of any note other than a Pollution Control Note has subsequent to such rescission declared all unpaid principal of and accrued interest on such other note to be due and payable immediately.

  (d) Notwithstanding anything to the contrary contained herein, if a default or defaults under section 1(a) of article III shall exist with respect to one or more Pollution Control Notes for a period of one continuous year, and if during such one-year period (i) neither the Government nor CoBank exercises its respective rights under this article III to take possession of the Mortgaged Property and to manage, control and operate the Mortgaged Property, and (ii) no receiver of the Mortgaged Property is appointed under section 1(cc) of article III; then in any such case the holder of such note or notes shall on behalf of all noteholders be entitled as a matter of right, upon application to a court of competent jurisdiction, to have appointed a receiver of the Mortgaged Property and of all rents, income, revenues and profits pertaining thereto or arising therefrom derived, received or had by the Mortgagor, and such receiver shall have all the usual powers and duties of receivers in like and similar cases, to the fullest extent permitted by law, and if any such holder shall make application for the appointment of a receiver under this paragraph (d) of section 2 of article III, the Mortgagor hereby expressly consents that the court to which such application shall be made may, irrespective of the adequacy of the security, make said appointment. Any application of funds by such receiver to payments in respect of notes shall be governed by section 5 of article III of this Mortgage. In the event of the appointment of a receiver under this paragraph (d) of section 2 of article III, the Government will give any consent to or approval of the rates, rents or other charges for

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electric power and energy prescribed by such receiver which consent or approval may be required pursuant to any contract or instrument to which the Mortgagor shall be a party, within thirty (30) days after delivery to the Government of a certificate of the receiver stating that such rates, rents or other charges are necessary to produce revenues which shall be sufficient, but only sufficient, with the revenues of the Mortgagor from all other sources, to meet the cost of operation and maintenance (including, without limitation, replacements, insurance, taxes and administrative and general overhead expenses) of the generating plant, transmission system and related facilities of the Mortgagor, the cost of any power and energy purchased for resale by the Mortgagor, the cost of transmission service, and to make payments on account of principal of and interest on all indebtedness of the Mortgagor. At such time as there exists no default or defaults under section 1(a) of article III with respect to any Pollution Control Note, such receiver shall be discharged by the court and shall surrender possession and control of the Mortgaged Property to the Mortgagor.

  The rights of the noteholders and of any receiver under this section 2 shall be subject to any federal or state law, regulation, license or permit applicable to the operation of the Mortgaged Property.

  SECTION 3. The Mortgagor covenants that it will give immediate written notice to the Mortgagees and to all noteholders of the occurrence of an event of default of which it has knowledge hereunder or under any of the Pollution Control Bond Indentures or in the event that any right or remedy described in clauses (aa) through (ee) of section 1 of this article III or clauses (a) through (d) of section 2 of this article III or any right or remedy described in any of the Pollution Control Bond Indentures is exercised or enforced, or any action is taken to exercise or enforce any such right or remedy. Each Mortgagee covenants that it will give immediate written notice to the other Mortgagees of the occurrence of an event of default hereunder, under any of the Pollution Control Bond Indentures of which it has knowledge or in the event that such Mortgagee exercises or enforces any right or remedy described in said clauses (aa) through (ee) or said clauses (a) through (d) or described in any of the Pollution Control Bond Indentures, or takes any action to exercise or enforce any such right or remedy. The Trustees further covenant that they will give immediate written notice to the other Mortgagees of any use of moneys in any Reserve Fund established under the Pollution Control Bond Indentures for the payment of the principal of, premium, if any, and interest on any bonds issued pursuant to any such Pollution Control Bond Indenture.

  SECTION 4. At any sale hereunder any noteholder or noteholders shall have the right to bid for and purchase the Mortgaged Property, or such part thereof as shall be offered for sale, and any noteholder or noteholders purchasing Mortgaged Property or any part thereof at such sale may, if permitted by law and after allowing for the proportion of the total purchase price required to be paid in cash, if any, for the cost and expenses of sale, compensation and other charges incident thereto, apply the balance of principal and interest then due under the note or notes held by such noteholder or noteholders against the purchase price of the Mortgaged Property so purchased, in lieu of cash, up to the amount which shall, upon distribution of the net proceeds of such sale, be payable with respect to the note or notes held by such noteholder or noteholders, and such amount so applied shall be credited as a payment on account of principal of and interest on the note or notes held by such noteholder or noteholders.

  SECTION 5. Any proceeds or funds arising from the exercise of any rights or the enforcement of any remedies herein provided after the payment or provision for the payment of any and all costs and expenses incurred in connection with the exercise of such rights or the enforcement of such remedies and any other sums received by the Mortgagees, the disposition of which is not otherwise herein specifically provided for, shall be applied first, to the payment of indebtedness hereby secured other than under the notes; second, to the ratable payment of interest which shall have accrued on the notes and which shall be unpaid; third, to the ratable payment of or on account of the then outstanding principal amount of the notes; fourth, to the

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ratable payment of any and all other amounts payable under the notes; and the balance, if any, shall be paid to whosoever shall be entitled thereto. Any proceeds or funds collected by the Government under this Mortgage for the account or benefit of, or which are distributable or attributable to, any holder of a note other than an REA Note or a Guaranteed Note shall be held by the Government in trust for the benefit of such holder, and in no event shall be deemed to be moneys received for the use of the United States of America, or moneys of the United States of America, as contemplated by 31 U.S.C.A. Section 3302(b) (West 1983) or 31 U.S.C.A. Section 3302(c) (West Supp. 1994).

  SECTION 6. Every right or remedy herein conferred upon or reserved to the Mortgagees or to the noteholders shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law, or in equity, or by statute. The pursuit of any right or remedy hereunder shall not be deemed to be an election and shall not preclude the pursuit of any other right or remedy.

  SECTION 7. The Mortgagor, for itself and all who may claim through or under it, covenants that it will not at any time insist upon or plead, or in any manner whatever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in any locality where any of the Mortgaged Property may be situated, and the Mortgagor, for itself and all who may claim through or under it, hereby waives the benefit of all such laws unless such waiver shall be forbidden by law.

  SECTION 8. If at any time after an event of default and prior to the institution of foreclosure proceedings, all payments in respect of principal and interest which shall have become due and payable by the terms of the notes shall be paid to the respective noteholders, and all other defaults hereunder and under the notes shall have been cured, together with reimbursement for any resulting expense or damage, to the satisfaction of all the noteholders, together with interest at the rate per annum charged by the party making such advance, but no higher than the highest rate permitted by applicable law, then and in every such case, the Mortgagee or Mortgagees or the noteholder or noteholders, as the case may be, who shall have instituted any of the foregoing remedies shall, by written notice to the Mortgagor, waive such default or defaults, but no such waiver shall extend to or affect any subsequent default or impair any right consequent thereon.

  SECTION 9. For purposes of this article III, to the extent permitted by applicable state law, each noteholder appoints the Mortgagee or Mortgagees exercising any remedy as above provided as its attorney(s)-in-fact for such purpose. The power and agency hereby granted are coupled with an interest and are irrevocable by death, dissolution or otherwise.

  SECTION 10. Nothing herein contained shall be deemed to authorize the Mortgagees to authorize or consent to or accept or adopt on behalf of any noteholder any plan of reorganization, arrangement, adjustment or composition affecting the notes or the rights of any holder thereof, or to authorize the Mortgagees to vote in respect of the claim of any noteholder in any such proceeding.

  SECTION 11. Any rights of action and claims under this Mortgage or the notes may be prosecuted and enforced by the Mortgagee or Mortgagees prosecuting and enforcing the same without the possession of any of the notes or the production thereof in any proceeding relating thereto, and, to the extent permitted by applicable state law, any such proceeding instituted by any Mortgagee shall be brought in its own name as attorney-in-fact for the noteholders, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Mortgagees, their agents and counsel (but only to the extent actually incurred), be for the ratable benefit of the noteholders in respect of which such judgment had been recovered.

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                                   ARTICLE IV

                   POSSESSION UNTIL DEFAULT-DEFEASANCE CLAUSE

  SECTION 1. Until some one or more of the events of default shall have happened, the Mortgagor shall be suffered and permitted to retain actual possession of the Mortgaged Property, and to manage, operate and use the same and any part thereof, with the rights and franchises appertaining thereto, and to collect, receive, take, use and enjoy the rents, revenues, issues, earnings, income, products and profits thereof or therefrom, subject to the provisions of this Mortgage.

  SECTION 2. The assignments to the Mortgagees of all of the Mortgagor's right, title and interest in, to and under contracts, licenses, franchises, ordinances, privileges, permits, chattel paper, contract rights, leases, subleases, agreements for the charter and subcharter of ships or other vessels (hereinafter collectively referred to in this section 2 as the "assigned items"), to the extent set forth in the granting clauses of this Mortgage, constitutes an assignment for security purposes. Notwithstanding the preceding sentence, so long as no event of default has occurred and is continuing hereunder, the Mortgagor shall be suffered and permitted, to the exclusion of the Mortgagees, to exercise in its own name all rights, powers and privileges under all of the assigned items to the same extent as if no assignment had been contained in this Mortgage.

  Notwithstanding any other provision of this Mortgage to the contrary, the Mortgagor shall at all times remain liable under each of the assigned items to perform all of its duties and obligations thereunder to the same extent as if there had been no assignment contained in this Mortgage. Furthermore, (i) neither the assignment under this Mortgage nor the exercise by the Mortgagees of the rights assigned hereunder shall cause the Mortgagees to become subject to any obligation or liability under any of the assigned items, or release the Mortgagor from any of its duties or obligations under any of the assigned items, or any instrument or document relating thereto, except to the extent such exercise by any Mortgagee shall constitute performance of such duties or obligations, and (ii) no Mortgagee shall have any obligation by reason of the assignment under this Mortgage to make any inquiry as to the sufficiency or authorization for any payments received by it or to take any other action to collect or enforce any claim for payment assigned hereunder.

  SECTION 3. If the Mortgagor shall well and truly pay or cause to be paid the whole amount of the principal of and interest on the notes at the times and in the manner therein provided, according to the true intent and meaning thereof, and shall also pay or cause to be paid all other sums payable under the REA Loan Contract, the CoBank Loan Agreements, the Credit Agreement, the Pollution Control Loan Agreements and hereunder by the Mortgagor and shall well and truly keep and perform, according to the true intent and meaning of this Mortgage, all covenants herein required to be kept and performed by it, then and in that case, this instrument shall be cancelled and surrendered, it being intended by the parties hereto that this instrument shall operate as a deed to secure debt and not as a mortgage. In any event, each noteholder, upon payment in full to him by the Mortgagor of all principal of and interest on any note held by him and the payment and discharge by the Mortgagor of all charges due to such noteholder under such noteholder's note(s) hereunder, shall execute and deliver to the Mortgagor such instrument of satisfaction, discharge, release or reconveyance as shall be required by law in the circumstances.

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                                   ARTICLE V

                                 MISCELLANEOUS

  SECTION 1. It is hereby declared to be the intention of each of the parties hereto that all electric generating plants and appurtenances thereto, transmission and distribution lines or systems, embraced in the Mortgaged Property, including, without limitation, all rights of way and easements granted or given to the Mortgagor or obtained by it to use real property in connection with the construction, operation or maintenance of such plants, lines, or systems, and all service and connecting lines, poles, posts, cross arms, wires, cables, conduits, mains, pipes, tubes, transformers, insulators, meters, electrical connections, lamps, fuses, junction boxes and fixtures forming part of, or used in connection with, such plants, lines, or systems, and all other property physically attached to any of the foregoing-described property, shall be deemed to be real property.

  SECTION 2. All of the covenants, stipulations, promises, undertakings and agreements herein contained by or on behalf of the Mortgagor shall bind its successors and assigns, whether so specified or not, and all titles, rights and remedies hereby granted to or conferred upon the Mortgagees shall, subject to the provisions of section 9 of this article V, pass to and inure to the benefit of the successors and assigns of the Mortgagees and shall be deemed to be granted or conferred for the ratable benefit and security of all who shall from time to time be the holders of notes executed and delivered as herein provided. The Mortgagor and each of the Mortgagees hereby agree to execute and deliver such consents, acknowledgements and other instruments as may be reasonably requested by any of the Mortgagees or any noteholder in connection with any assignment of the rights or interests of any Mortgagee or any noteholder hereunder or under the notes. The Pollution Control Notes may be assigned or otherwise transferred without the consent of the Government, and the Mortgagor and each of the Mortgagees hereby agree to execute and deliver such acknowledgements or other instruments as may be reasonably requested by any of the Trustees or the holder of any Pollution Control Note in connection with any assignment of the rights or interests of any of the Trustees or holder of any Pollution Control Note. Notwithstanding the foregoing, no sale, assignment or transfer of any CoBank Notes, and no assignment of any right or power of CoBank hereunder, shall be effective as against the Government or the Mortgagor, unless such sale, assignment or transfer shall have been previously approved in writing by the Government, it being understood that (a) no such approval shall be required for or in connection with any assignment, transfer, mortgage, hypothecation or pledge (hereinafter called a "security interest") by CoBank of any CoBank Notes or any right or power of CoBank, either as Mortgagee or noteholder, in connection with a borrowing by CoBank, provided that under the terms thereof the rights and powers of CoBank under this Mortgage shall be exercised by CoBank unless and until a default by CoBank exists under the terms governing such security interest and that the restrictions herein contained shall not apply to any sale, assignment, transfer or other disposition pursuant to the terms governing such security interest and shall not apply to any such disposition by any person other than CoBank, and (b) that no such approval shall be required for or in connection with any participation by CoBank with a Farm Credit Institution pursuant to and in accordance with the Farm Credit Act of 1971, as amended, and the rules and regulations promulgated thereunder by the Farm Credit Administration. Notwithstanding the foregoing, no sale, assignment or transfer of any Credit Bank Notes, and no assignment of any right or power of the Credit Bank hereunder, shall be effective as against the Government or the Mortgagor, unless such sale, assignment or transfer shall have been previously approved in writing by the Government. The Government and the Mortgagor hereby acknowledge and agree that the Credit Bank may, without first obtaining the prior written approval of the Government or the Mortgagor, assign and transfer rights to receive proceeds under the Credit Agreement, the Credit Bank Notes and hereunder to other financial institutions as described in section 3.02(c) of the Credit Agreement and to transfer any or all of the Letters of Credit issued by the Credit Bank's New York Branch to any other branch or agency of the Credit Bank.

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  SECTION 3. The descriptive headings of the various articles of this Mortgage were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

  SECTION 4. All demands, notices, reports, approvals, designations, or directions required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given if mailed by registered mail addressed to the proper party or parties at the following addresses:

As to the Mortgagor:

                                   Oglethorpe Power Corporation
                                    2100 East Exchange Place
                                    P.O. Box 1349
                                    Tucker, Georgia 30085-1349

As to the Mortgagees:

                                  The Government:
                                   Rural Electrification Administration
                                   U.S. Department of Agriculture
                                   Washington, D.C. 20250-1500

                                  CoBank:
                                   National Bank for Cooperatives
                                   Suite 1900
                                   200 Galleria Parkway
                                   Atlanta, Georgia 30339

                                  The Credit Bank:
                                   Credit Suisse
                                   Tower 49
                                   12 E. 49th Street
                                   New York, New York 10017
                                   Attention: Public Finance Department

                                  The Trustees:
                                   Trust Company Bank
                                   P.O. Box 4625
                                   Atlanta, Georgia 30302

and as to any other person, firm, corporation or governmental body or agency having an interest herein by reason of being the holder of any note or otherwise, at the last address designated by such person, firm, corporation, governmental body or agency to the Mortgagor and the Mortgagees. The Mortgagor or the Mortgagees may from time to time designate to each other a new address to which demands, notices, reports, approvals, designations or directions may be addressed and from and after any such designation the address designated shall be deemed to be the address of such party in lieu of the address hereinabove given.

  SECTION 5. The invalidity of any one or more phrases, clauses, sentences, paragraphs or provisions of this Mortgage shall not affect the remaining portions hereof, nor shall any such invalidity as to one Mortgagee or as to any holder of notes hereunder affect the rights of any other Mortgagee or any other holder of notes.

  SECTION 6. GLOSSARY OF TERMS

  The following terms shall for all purposes under this Mortgage have the meanings herein specified, except as otherwise expressly provided or unless the context otherwise requires:

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  "ACCOUNT NUMBER" shall mean an Account Number included in the Uniform System of Accounts as in effect from time to time; any reference to a specific Account Number shall include any other Account Number which may be thereafter prescribed by REA with respect to the information contemplated by such specified Account Number, and, if no Account Number shall be applicable after such date to the accounts of the Mortgagor for the information contemplated by such specified Account Number, such reference shall apply to the corresponding information otherwise determined in an appropriate manner.

  "ACT" shall mean the Rural Electrification Act of 1936, as amended, including without limitation the amendment thereof of May 11, 1973, by P.L. 93-32 (7 U.S.C.A. (S)(S)901-950aa-1 (West 1980 & Supp. 1994)).

  "ADDITIONAL COBANK NOTES" shall mean all additional notes and refunding, renewal and substitute notes which may from time to time be executed and delivered by the Mortgagor to CoBank pursuant to the CoBank Loan Agreements and approved in writing by the Government pursuant to section 1 of article 1, hereof.

  "ADDITIONAL CREDIT BANK NOTES" shall mean any Credit Bank Notes other than the First Credit Bank Note which may from time to time be executed and delivered by the Mortgagor to the Credit Bank pursuant to the Credit Agreement, and approved in writing by the Government pursuant to section 1 of article I hereof.

  "ADDITIONAL GUARANTEED NOTES" shall mean all additional notes and refunding, renewal and substitute notes which may from time to time be executed and delivered by the Mortgagor to the Government to evidence obligations of the Mortgagor to the Government on account of the guaranteeing by the Government, pursuant to the Act, of the repayment by the Mortgagor of a loan or loans made by a third party or parties to the Mortgagor or made by a third party or parties to another third party or parties and assumed by the Mortgagor.

  "ADDITIONAL NOTES" shall mean the Additional REA Notes, the Additional Guaranteed Notes, the Additional Pollution Control Notes, the Additional Credit Bank Notes and the Additional CoBank Notes.

  "ADDITIONAL OGLETHORPE-APPLING BONDS" shall mean Additional
Oglethorpe-Appling (1985 Bond Indenture) Bonds, Additional Oglethorpe-Appling (1993 Bond Indenture) Bonds and Additional Oglethorpe-Appling (1994 Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-APPLING (1985 BOND INDENTURE) BONDS" shall mean all Oglethorpe-Appling (1985 Bond Indenture) Bonds of any series other than 1985 Oglethorpe-Appling (1985 Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-APPLING (1993 BOND INDENTURE) BONDS" shall mean all Oglethorpe-Appling (1993 Bond Indenture) Bonds of any series other than 1993 Oglethorpe-Appling (1993 Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-APPLING (1994 BOND INDENTURE) BONDS" shall mean all Oglethorpe-Appling (1994 Bond Indenture) Bonds of any series other than 1994 Oglethorpe-Appling (1994 Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-APPLING POLLUTION CONTROL NOTES" shall mean Additional Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Notes, Additional Oglethorpe-Appling (1993 Loan Agreement) Pollution Control Notes and Additional Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Notes.

  "ADDITIONAL OGLETHORPE-APPLING (1985 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Notes other than the

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First Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Appling 1985 Trustee pursuant to the Oglethorpe-Appling 1985 Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL OGLETHORPE-APPLING (1993 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Appling (1993 Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Appling (1993 Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Appling 1993 Trustee pursuant to the Oglethorpe-Appling 1993 Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL OGLETHORPE-APPLING (1994 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Appling 1994 Trustee pursuant to the Oglethorpe-Appling 1994 Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL OGLETHORPE-BURKE BONDS" shall mean Additional Oglethorpe-Burke (1982 Bond Indenture) Bonds, Additional Oglethorpe-Burke (1985 Bond Indenture) Bonds, Additional Oglethorpe-Burke (1989 Bond Indenture) Bonds, Additional Oglethorpe-Burke (1992A Bond Indenture) Bonds, Additional Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds, Additional Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds, Additional Oglethorpe-Burke (1993B Bond Indenture) Bonds and Additional Oglethorpe-Burke (1994B Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-BURKE (1982 BOND INDENTURE) BONDS" shall mean all Oglethorpe-Burke (1982 Bond Indenture) Bonds of any series other than 1982 Oglethorpe-Burke (1982 Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-BURKE (1985 BOND INDENTURE) BONDS" shall mean all Oglethorpe-Burke (1985 Bond Indenture) Bonds of any series other than 1985 Oglethorpe-Burke (1985 Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-BURKE (1989 BOND INDENTURE) BONDS" shall mean all Oglethorpe-Burke (1989 Bond Indenture) Bonds of any series other than 1992 Oglethorpe-Burke (1989 Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-BURKE (1992A BOND INDENTURE) BONDS" shall mean all Oglethorpe-Burke (1992A Bond Indenture) Bonds of any series other than 1992 Oglethorpe-Burke (1992A Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-BURKE (1992 (1993A) BOND INDENTURE) BONDS" shall mean all Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds of any series other than 1993 Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-BURKE (1992 (1994A) BOND INDENTURE) BONDS" shall mean all Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds of any series other than 1994 Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-BURKE (1993B BOND INDENTURE) BONDS" shall mean all Oglethorpe-Burke (1993B Bond Indenture) Bonds of any series other than 1993 Oglethorpe-Burke (1993B Bond Indenture) Bonds.

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  "ADDITIONAL OGLETHORPE-BURKE (1994B BOND INDENTURE) BONDS" shall mean all
Oglethorpe-Burke (1994B Bond Indenture) Bonds of any series other than 1994 Oglethorpe-Burke (1994B Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-BURKE POLLUTION CONTROL NOTES" shall mean Additional Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Notes, Additional Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Notes, Additional Oglethorpe-Burke (1989 Loan Agreement) Pollution Control Notes, Additional Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Notes, Additional Oglethorpe-Burke (1992 (1993A) Loan Agreement) Pollution Control Notes, Additional Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Notes, Additional Oglethorpe-Burke (1993B Loan Agreement) Pollution Control Notes and Additional Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Notes.

  "ADDITIONAL OGLETHORPE-BURKE (1982 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Burke 1982 Trustee pursuant to the Oglethorpe-Burke 1982 Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL OGLETHORPE-BURKE (1985 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Burke 1985 Trustee pursuant to the Oglethorpe-Burke 1985 Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL OGLETHORPE-BURKE (1989 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Burke (1989 Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Burke (1989 Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Burke 1989 Trustee pursuant to the Oglethorpe-Burke 1989 Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL OGLETHORPE-BURKE (1992A LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Burke 1992A Trustee pursuant to the Oglethorpe-Burke 1992A Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL OGLETHORPE-BURKE (1992 (1993A) LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Burke (1992 (1993A) Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Burke (1992 (1993A) Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Burke 1992 (1993A) Trustee pursuant to the Oglethorpe-Burke 1992 (1993A) Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL OGLETHORPE-BURKE (1992 (1994A) LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Burke 1992 (1994A) Trustee pursuant to the Oglethorpe-Burke 1992 (1994A) Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

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  "ADDITIONAL OGLETHORPE-BURKE (1993B LOAN AGREEMENT) POLLUTION CONTROL NOTES"
shall mean all Oglethorpe-Burke (1993B Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Burke (1993B Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Burke 1993B Trustee pursuant to the Oglethorpe-Burke 1993B Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL OGLETHORPE-BURKE (1994B LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Burke 1994B Trustee pursuant to the Oglethorpe-Burke 1994B Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I hereof.

  "ADDITIONAL OGLETHORPE-HEARD BONDS" shall mean Additional Oglethorpe-Heard (1993 Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-HEARD (1993 BOND INDENTURE) BONDS" shall mean all Oglethorpe-Heard (1993 Bond Indenture) Bonds of any series other than 1993 Oglethorpe-Heard (1993 Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-HEARD POLLUTION CONTROL NOTES" shall mean Additional Oglethorpe-Heard (1993 Loan Agreement) Pollution Control Notes.

  "ADDITIONAL OGLETHORPE-HEARD (1993 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Heard (1993 Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Heard (1993 Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Heard 1993 Trustee pursuant to the Oglethorpe-Heard 1993 Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL OGLETHORPE-MONROE BONDS" shall mean Additional Oglethorpe-Monroe (1982 Bond Indenture) Bonds and Additional Oglethorpe-Monroe (1992A Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-MONROE (1982 BOND INDENTURE) BONDS" shall mean all Oglethorpe-Monroe (1982 Bond Indenture) Bonds of any series other than 1982 Oglethorpe-Monroe (1982 Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-MONROE (1992A BOND INDENTURE) BONDS" shall mean all Oglethorpe-Monroe (1992A Bond Indenture) Bonds of any series other than 1992 Oglethorpe-Monroe (1992A Bond Indenture) Bonds.

  "ADDITIONAL OGLETHORPE-MONROE POLLUTION CONTROL NOTES" shall mean Additional Oglethorpe-Monroe (1982 Loan Agreement) Pollution Control Notes and Additional Oglethorpe-Monroe (1992A Loan Agreement) Pollution Control Notes.

  "ADDITIONAL OGLETHORPE-MONROE (1982 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Monroe (1982 Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Monroe (1982 Loan Agreement) Pollution Control Note which may from time to time be executed and delivered by the Mortgagor to the Oglethorpe-Monroe 1982 Trustee pursuant to the Oglethorpe-Monroe 1982 Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL OGLETHORPE-MONROE (1992A LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean all Oglethorpe-Monroe (1992A Loan Agreement) Pollution Control Notes other than the First Oglethorpe-Monroe (1992A Loan Agreement) Pollution Control Note which may from

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


time to time be executed and delivered by the Mortgagor to the Oglethorpe-Monroe 1992A Trustee pursuant to the Oglethorpe-Monroe 1992A Loan Agreement, and approved in writing by the Government pursuant to section 1 of article I, hereof.

  "ADDITIONAL POLLUTION CONTROL BONDS" shall mean the Additional
Oglethorpe-Appling Bonds, Additional Oglethorpe-Burke Bonds, Additional Oglethorpe-Heard Bonds and Additional Oglethorpe-Monroe Bonds.

  "ADDITIONAL POLLUTION CONTROL NOTES" shall mean the Additional
Oglethorpe-Appling Pollution Control Notes, Additional Oglethorpe-Burke Pollution Control Notes, Additional Oglethorpe-Heard Pollution Control Notes and Additional Oglethorpe-Monroe Pollution Control Notes.

  "ADDITIONAL REA NOTES" shall mean all additional notes and refunding, renewal and substitute notes which may from time to time be executed and delivered by the Mortgagor to the Government to evidence (i) loans made by the Government, acting through the Administrator, to the Mortgagor or (ii) indebtedness of the Mortgagor incurred by the assumption by the Mortgagor of the indebtedness of a third party or parties to the Government created by a loan or loans theretofore made by the Government, acting through the Administrator, to such third party or parties.

  "ADMINISTRATOR" shall have the meaning specified in section 10 of article V hereof.

  "ADSCR" shall have the meaning specified in section 15A of article II hereof.

  "APPLING AUTHORITY" shall mean the Development Authority of Appling County (Georgia).

  "BURKE AUTHORITY" shall mean the Development Authority of Burke County (Georgia).

  "CASH DISTRIBUTION" shall have the meaning specified in section 16 of article II hereof.

  "CERTIFICATE OF AN INDEPENDENT ENGINEER" shall mean a certificate signed and verified by an independent engineer appointed by the Mortgagor and approved by the Mortgagee or Mortgagees who are entitled to receive such certificate, which approval shall not be unreasonably withheld.

  "COBANK" shall mean, from and after January 1, 1989, the National Bank for Cooperatives, a bank chartered by the Government and supervised and examined by the Farm Credit Administration, an independent agency of the Government, successor by merger to Columbia Bank for Cooperatives and other banks for cooperatives, and before January 1, 1989, Columbia Bank for Cooperatives.

  "COBANK LOAN AGREEMENTS" shall mean the First CoBank Transmission Loan Agreement, the Second CoBank Transmission Loan Agreement and any additional loan agreements (including any amendments or supplements thereto) hereafter made between the Mortgagor and CoBank, which have been approved by the Government in writing, pursuant to which the Mortgagor may borrow additional funds from CoBank, to be evidenced by CoBank Notes secured by this Mortgage.

  "COBANK NOTES" shall mean the First CoBank Transmission Note, the Second CoBank Transmission Note and any Additional CoBank Notes.

  "CONTEMPORANEOUS LOAN" shall mean a loan made pursuant to a loan agreement or agreements providing for a loan or loans secured by the Mortgage, the making of which by either lender is conditioned upon the making of a loan, therein described, by the other lender.

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  "CREDIT AGREEMENT" shall mean that certain First Amended and Restated Letter of Credit Reimbursement Agreement dated as of June 1, 1992 (including any amendments or supplements thereto) between the Mortgagor and the Credit Bank.

  "CREDIT BANK" shall mean Credit Suisse, a banking corporation organized and existing under the laws of Switzerland, acting by and through its New York Branch.

  "CREDIT BANK NOTES" shall mean the First Credit Bank Note and any Additional Credit Bank Notes.

  "DISTRIBUTION" shall have the meaning specified in section 16 of article II hereof.

  "DSC" shall have the meaning specified in section 15 of article II hereof.

  "ENGINEER" shall mean a partnership, corporation or other business entity engaged in the engineering profession or an individual who is a practicing engineer.

  "EQUITY" shall have the meaning specified in section 16 of article II hereof.

  "EVENTS OF DEFAULT" shall have the meaning specified in section 1(a) through 1(i) of article III hereof.

  "FAIR VALUE TO THE MORTGAGOR", when used with respect to any particular property, shall mean the fair value to the Mortgagor of such property as of a date not more than ninety (90) days prior to the date of any transaction with respect to which the "fair value to the Mortgagor" of such property must be determined.

  "FIRST COBANK TRANSMISSION LOAN AGREEMENT" shall mean that certain loan agreement dated as of December 30, 1983 (including any amendments or supplements thereto) between the Mortgagor and CoBank. For purposes of this Mortgage the CoBank First Transmission Loan Agreement is a Contemporaneous Loan.

  "FIRST COBANK TRANSMISSION NOTE" shall mean the mortgage note dated as of June 1, 1984, of the Mortgagor, identified in the Instruments Recital, issued to evidence a loan by CoBank to the Mortgagor under the First CoBank Transmission Loan Agreement.

  "FIRST CREDIT BANK NOTE" shall mean the mortgage note dated as of April 1, 1992, of the Mortgagor, identified in the Instruments Recital, issued to evidence the Mortgagor's reimbursement obligation under the Credit Agreement to pay to the Credit Bank amounts drawn under any Letter of Credit and other amounts due and owing under the Credit Agreement.

  "FIRST OGLETHORPE-APPLING POLLUTION CONTROL NOTES" shall mean the First Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Note, the First Oglethorpe-Appling (1993 Loan Agreement) Pollution Control Note and the First Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Note.

  "FIRST OGLETHORPE-APPLING (1985 LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1985 Oglethorpe-Appling (1985 Bond Indenture) Bonds.

  "FIRST OGLETHORPE-APPLING (1993 LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Appling (1993 Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1993 Oglethorpe-Appling (1993 Bond Indenture) Bonds.

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



  "FIRST OGLETHORPE-APPLING (1994 LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1994 Oglethorpe-Appling (1994 Bond Indenture) Bonds.

  "FIRST OGLETHORPE-BURKE POLLUTION CONTROL NOTES" shall mean the First Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1989 Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1992 (1993A) Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Note, the First Oglethorpe-Burke (1993B Loan Agreement) Pollution Control Note and the First Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Note.

  "FIRST OGLETHORPE-BURKE (1982 LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1982 Oglethorpe-Burke (1982 Bond Indenture) Bonds.

  "FIRST OGLETHORPE-BURKE (1985 LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1985 Oglethorpe-Burke (1985 Bond Indenture) Bonds.

  "FIRST OGLETHORPE-BURKE (1989 LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Burke (1989 Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1992 Oglethorpe-Burke (1989 Bond Indenture) Bonds.

  "FIRST OGLETHORPE-BURKE (1992A LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1992 Oglethorpe-Burke (1992A Bond Indenture) Bonds.

  "FIRST OGLETHORPE-BURKE (1992 (1993A) LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Burke (1992 (1993A) Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1993 Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds.

  "FIRST OGLETHORPE-BURKE (1992 (1994A) LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1994 Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds.

  "FIRST OGLETHORPE-BURKE (1993B LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Burke (1993B Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1993 Oglethorpe-Burke (1993B Bond Indenture) Bonds.

  "FIRST OGLETHORPE-BURKE (1994B LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1994 Oglethorpe-Burke (1994B Bond Indenture) Bonds.

  "FIRST OGLETHORPE-HEARD POLLUTION CONTROL NOTES" shall mean the First Oglethorpe-Heard (1993 Loan Agreement) Pollution Control Note.

  "FIRST OGLETHORPE-HEARD (1993 LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Heard (1993 Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1993 Oglethorpe-Heard (1993 Bond Indenture) Bonds.


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




  "FIRST OGLETHORPE-MONROE POLLUTION CONTROL NOTES" shall mean the First Oglethorpe-Monroe (1982 Loan Agreement) Pollution Control Note and the First Oglethorpe-Monroe (1992A Loan Agreement) Pollution Control Note.

  "FIRST OGLETHORPE-MONROE (1982 LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Monroe (1982 Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1982 Oglethorpe-Monroe (1982 Bond Indenture) Bonds.

  "FIRST OGLETHORPE-MONROE (1992A LOAN AGREEMENT) POLLUTION CONTROL NOTE" shall mean the Oglethorpe-Monroe (1992A Loan Agreement) Pollution Control Note, identified in the Instruments Recital, issued in connection with the 1992 Oglethorpe-Monroe (1992A Bond Indenture) Bonds.

  "FIRST POLLUTION CONTROL NOTES" shall mean the First Oglethorpe-Appling Pollution Control Notes, the First Oglethorpe-Burke Pollution Control Notes, the First Oglethorpe-Heard Pollution Control Notes and the First
Oglethorpe-Monroe Pollution Control Notes.

  "FIRST REA TRANSMISSION NOTE" shall mean the mortgage note dated June 1, 1984 of the Mortgagor, identified in the Instruments Recital, issued to evidence a loan made by the Government, acting through the Administrator, to the Mortgagor under the REA Loan Contract.

  "FISCAL DATE" shall have the meaning specified in section 12 of article II hereof.

  "GOVERNMENT" shall mean the United States of America.

  "GUARANTEED NOTES" shall mean the Outstanding Guaranteed Notes and any Additional Guaranteed Notes.

  "GUARANTEED LENDER" shall mean the Federal Financing Bank, an instrumentality and wholly-owned corporation of the Government.

  "HEARD AUTHORITY" shall mean the Development Authority of Heard County (Georgia).

  "INDEPENDENT ENGINEER" shall mean an engineer who is not connected with the Mortgagor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

  "INSTRUMENTS RECITAL" shall mean the thirty-third recital of this Mortgage.

  "LETTER OF CREDIT" shall mean any letter of credit issued pursuant to the Credit Agreement to secure payments of the principal of and up to 205 days' interest on and the purchase price of the 1992 Oglethorpe-Burke (1992A Bond Indenture) Bonds, as such letter of credit may be amended, modified, extended or supplemented.

  "LONG-TERM LEASES" shall have the meaning specified in section 7 of article II hereof.

  "MAINTENANCE CREDIT" shall have the meaning specified in section 6(b) of article II hereof.

  "MAINTENANCE DEFICIT" shall have the meaning specified in section 6(b) of article II hereof.

  "MAJORITY NOTEHOLDERS" shall mean, at any time, the holder or holders (including the Government so long as it is a holder of any notes then outstanding) of notes the aggregate then outstanding principal amount of which is greater than 50 percent of the aggregate then outstanding principal amount of all notes.

  "MAXIMUM DEBT LIMIT" shall mean ten billion dollars ($10,000,000,000).


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


  "MONROE AUTHORITY" shall mean the Development Authority of Monroe County (Georgia).

  "MORTGAGE" shall mean this Consolidated Mortgage and Security Agreement and any amendments or supplements hereto.

  "MORTGAGED PROPERTY" shall mean all property of the Mortgagor subject to the lien of this Mortgage, as described more fully in the granting clauses hereof.

  "MORTGAGEES" shall mean the Government, CoBank, the Credit Bank and the Trustees.

  "MORTGAGOR" shall mean Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation).

  "1978 MORTGAGE" shall mean that certain Consolidated Mortgage and Security Agreement dated as of November 1, 1978, as supplemented and amended by a First Amendment dated as of January 11, 1979, and a Supplement and Second Amendment dated April 30, 1980, by and between the Mortgagor, the Government and the Trust Company Bank as trustee under certain pollution control bond indentures identified therein and securing the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes and certain pollution control notes identified therein.

  "1982 MORTGAGE" shall mean that certain Consolidated Mortgage and Security Agreement dated as of September 15, 1982, by and between the Mortgagor, the Government and the Trust Company Bank as trustee under certain pollution control bond indentures identified therein and securing the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes and certain pollution control notes identified therein.

  "1982 OGLETHORPE-BURKE (1982 BOND INDENTURE) BONDS" shall mean the Oglethorpe-Burke (1982 Bond Indenture) Bonds authorized under the
Oglethorpe-Burke 1982 Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1982 Bonds).

  "1982 OGLETHORPE-MONROE (1982 BOND INDENTURE) BONDS" shall mean the Oglethorpe-Monroe (1982 Bond Indenture) Bonds authorized under the Oglethorpe-Monroe 1982 Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1982 Bonds).

  "1984 JUNE MORTGAGE" shall mean that certain Consolidated Mortgage and Security Agreement dated as of June 1, 1984, by and between the Mortgagor, the Government, CoBank and the Trust Company Bank as trustee under certain pollution control bond indentures identified therein and securing the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, certain pollution control notes identified therein and the CoBank Notes.

  "1984 DECEMBER MORTGAGE" shall mean that certain Consolidated Mortgage and Security Agreement dated as of December 1, 1984, by and between the Mortgagor, the Government, CoBank and the Trust Company Bank as trustee under certain pollution control bond indentures identified therein and securing the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, certain pollution control notes identified therein and the CoBank Notes.

  "1985 MORTGAGE" shall mean that certain Consolidated Mortgage and Security Agreement dated as of October 15, 1985, by and between the Mortgagor, the Government, CoBank and the Trust Company Bank as trustee under certain pollution control bond indentures identified therein and securing the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, certain pollution control notes identified therein and the CoBank Notes.

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



  "1985 OGLETHORPE-APPLING (1985 BOND INDENTURE) BONDS" shall mean the Oglethorpe-Appling (1985 Bond Indenture) Bonds authorized under the Oglethorpe-Appling 1985 Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1985 Bonds).

  "1985 OGLETHORPE-BURKE (1985 BOND INDENTURE) BONDS" shall mean the Oglethorpe-Burke (1985 Bond Indenture) Bonds authorized under the
Oglethorpe-Burke 1985 Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1985 Bonds).

  "1988 SUPPLEMENTAL MORTGAGE" shall mean that certain First Supplement and Amendment to Consolidated Mortgage and Security Agreement dated as of November 1, 1988, by and between the Mortgagor, the Government, CoBank and the Trust Company Bank as trustee under certain pollution control bond indentures identified therein and securing the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, certain pollution control notes identified therein and the CoBank Notes.

  "1989 MORTGAGE" shall mean that certain Consolidated Mortgage and Security Agreement dated as of December 1, 1989, as supplemented by a Supplement dated as of November 21, 1990, by and among the Mortgagor, the Government, CoBank and the Trust Company Bank as trustee under certain pollution control bond indentures identified therein and securing the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, certain pollution control notes identified therein and the CoBank Notes.

  "1992 APRIL MORTGAGE" shall mean that certain Consolidated Mortgage and Security Agreement dated as of April 1, 1992, by and among the Mortgagor, the Government, CoBank, the Credit Bank and the Trust Company Bank as trustee under certain pollution control bond indentures identified therein and securing the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, certain pollution control notes identified therein, the CoBank Notes and the Credit Bank Notes.

  "1992 OCTOBER MORTGAGE" shall mean that certain Consolidated Mortgage and Security Agreement dated as of October 1, 1992, by and among the Mortgagor, the Government, CoBank, the Credit Bank and the Trust Company Bank as trustee under certain pollution control bond indentures identified therein and securing the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, certain pollution control notes identified therein, the CoBank Notes and the Credit Bank Notes.

  "1992 DECEMBER MORTGAGE" shall mean that certain Consolidated Mortgage and Security Agreement dated as of December 1, 1992, by and among the Mortgagor, the Government, CoBank, the Credit Bank and the Trust Company Bank as trustee under certain pollution control bond indentures identified therein and securing the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, certain pollution control notes identified therein, the CoBank Notes and the Credit Bank Notes.

  "1992 OGLETHORPE-BURKE (1989 BOND INDENTURE) BONDS" shall mean the Oglethorpe-Burke (1989 Bond Indenture) Bonds authorized under the
Oglethorpe-Burke 1989 Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1992 Bonds).

  "1992 OGLETHORPE-BURKE (1992A BOND INDENTURE) BONDS" shall mean the Oglethorpe-Burke (1992A Bond Indenture) Bonds authorized under the Oglethorpe-Burke 1992A Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1992A Bonds).

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  "1992 OGLETHORPE-MONROE (1992A BOND INDENTURE) BONDS" shall mean the
Oglethorpe-Monroe (1992A Bond Indenture) Bonds authorized under the Oglethorpe-Monroe 1992A Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1992A Bonds).

  "1993 MORTGAGE" shall mean that certain Consolidated Mortgage and Security Agreement dated as of September 1, 1993, by and among the Mortgagor, the Government, CoBank, the Credit Bank and the Trust Company Bank as trustee under certain pollution control bond indentures identified therein and securing the Outstanding Notes identified therein, Additional Guaranteed Notes, Additional REA Notes, certain pollution control notes identified therein, the CoBank Notes and the Credit Bank Notes.

  "1993 OGLETHORPE-APPLING (1993 BOND INDENTURE) BONDS" shall mean the Oglethorpe-Appling (1993 Bond Indenture) Bonds authorized under the Oglethorpe-Appling 1993 Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1993 Bonds).

  "1993 OGLETHORPE-BURKE (1992 (1993A) BOND INDENTURE) BONDS" shall mean the Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds authorized under the Oglethorpe-Burke 1992 (1993A) Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1993A Bonds).

  "1993 OGLETHORPE-BURKE (1993B BOND INDENTURE) BONDS" shall mean the Oglethorpe-Burke (1993B Bond Indenture) Bonds authorized under the Oglethorpe-Burke 1993B Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1993B Bonds).

  "1993 OGLETHORPE-HEARD (1993 BOND INDENTURE) BONDS" shall mean the Oglethorpe-Heard (1993 Bond Indenture) Bonds authorized under the
Oglethorpe-Heard 1993 Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1993 Bonds).

  "1994 OGLETHORPE-APPLING (1994 BOND INDENTURE) BONDS" shall mean the Oglethorpe-Appling (1994 Bond Indenture) Bonds authorized under the Oglethorpe-Appling 1994 Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1994 Bonds).

  "1994 OGLETHORPE-BURKE (1992 (1994A) BOND INDENTURE) BONDS" shall mean the Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds authorized under the Oglethorpe-Burke 1992 (1994A) Bond Indenture and authenticated and delivered in accordance with Section 405 thereof (such Bonds are therein referred to as the Series 1994A Bonds).

  "1994 OGLETHORPE-BURKE (1994B BOND INDENTURE) BONDS" shall mean the Oglethorpe-Burke (1994 Bond Indenture) Bonds authorized under the
Oglethorpe-Burke 1994B Bond Indenture and authenticated and delivered in accordance with section 405 thereof (such bonds are therein referred to as the Series 1994B Bonds).

  "1994 REFINANCING NOTE" shall mean the Refinancing Note dated as of March 31, 1994, of the Mortgagor, identified in the Instruments Recital as one of the Outstanding Guaranteed Notes.

  "1994 REIMBURSEMENT NOTE" shall mean the Reimbursement Note dated September 1, 1994, of the Mortgagor, identified in the Instruments Recital.

  "NOTEHOLDERS" shall mean the Mortgagees and the holders of notes.

  "NOTES" shall mean the Outstanding Notes, the First Pollution Control Notes, the First CoBank Transmission Note, the Second CoBank Transmission Note, the First Credit Bank Note and the Additional Notes.

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  "OFFICER'S CERTIFICATE" shall have the meaning specified in section 6 of article II hereof.

  "OGLETHORPE-APPLING 1985 BOND INDENTURE" shall mean the Trust Indenture dated as of October 15, 1985, between Appling Authority and the Oglethorpe-Appling 1985 Trustee relating to the Oglethorpe-Appling (1985 Bond Indenture) Bonds.

  "OGLETHORPE-APPLING 1993 BOND INDENTURE" shall mean the Trust Indenture dated as of September 1, 1993, between Appling Authority and the Oglethorpe-Appling 1993 Trustee relating to the Oglethorpe-Appling (1993 Bond Indenture) Bonds.

  "OGLETHORPE-APPLING 1994 BOND INDENTURE" shall mean the Trust Indenture dated as of September 1, 1994, between Appling Authority and the Oglethorpe-Appling 1994 Trustee relating to the Oglethorpe-Appling (1994 Bond Indenture) Bonds.

  "OGLETHORPE-APPLING BONDS" shall mean Oglethorpe-Appling (1985 Bond Indenture) Bonds, Oglethorpe-Appling (1993 Bond Indenture) Bonds and Oglethorpe-Appling (1994 Bond Indenture) Bonds.

  "OGLETHORPE-APPLING (1985 BOND INDENTURE) BONDS" shall mean Development Authority of Appling County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Hatch Project) of any series authorized under the Oglethorpe-Appling 1985 Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1985 Oglethorpe-Appling (1985 Bond Indenture) Bonds and Additional Oglethorpe-Appling (1985 Bond Indenture) Bonds.

  "OGLETHORPE-APPLING (1993 BOND INDENTURE) BONDS" shall mean Development Authority of Appling County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Hatch Project) of any series authorized under the Oglethorpe-Appling 1993 Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1993 Oglethorpe-Appling (1993 Bond Indenture) Bonds and Additional Oglethorpe-Appling (1993 Bond Indenture) Bonds.

  "OGLETHORPE-APPLING (1994 BOND INDENTURE) BONDS" shall mean Development Authority of Appling County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Hatch Project) of any series authorized under the Oglethorpe-Appling 1994 Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1994 Oglethorpe-Appling (1994 Bond Indenture) Bonds and Additional Oglethorpe-Appling (1994 Bond Indenture) Bonds.

  "OGLETHORPE-APPLING 1985 LOAN AGREEMENT" shall mean that certain loan agreement dated as of October 15, 1985 (including any amendments or supplements thereto), between the Mortgagor and Appling Authority.

  "OGLETHORPE-APPLING 1993 LOAN AGREEMENT" shall mean that certain loan agreement dated as of September 1, 1993 (including any amendments or supplements thereto), between the Mortgagor and Appling Authority.

  "OGLETHORPE-APPLING 1994 LOAN AGREEMENT" shall mean that certain loan agreement dated as of September 1, 1994 (including any amendments or supplements thereto), between the Mortgagor and Appling Authority.

  "OGLETHORPE-APPLING POLLUTION CONTROL NOTES" shall mean Oglethorpe-Appling (1985 Loan Agreement) Pollution Control Notes, Oglethorpe-Appling (1993 Loan Agreement) Pollution Control Notes and Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Notes.

  "OGLETHORPE-APPLING (1985 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Appling (1985 Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Appling 1985 Loan Agreement

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


to pay to Appling Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Appling (1985 Bond Indenture) Bonds.

  "OGLETHORPE-APPLING (1993 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Appling (1993 Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Appling 1993 Loan Agreement to pay to Appling Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Appling (1993 Bond Indenture) Bonds.

  "OGLETHORPE-APPLING (1994 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Appling (1994 Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Appling 1994 Loan Agreement to pay to Appling Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Appling (1994 Bond Indenture) Bonds.

  "OGLETHORPE-APPLING 1985 TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Appling 1985 Bond Indenture, and any successor trustee thereunder.

  "OGLETHORPE-APPLING 1993 TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Appling 1993 Bond Indenture, and any successor trustee thereunder.

  "OGLETHORPE-APPLING 1994 TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Appling 1994 Bond Indenture, and any successor trustee thereunder.

  "OGLETHORPE-BURKE 1982 BOND INDENTURE" shall mean the Trust Indenture dated as of September 15, 1982, between Burke Authority and the Oglethorpe-Burke 1982 Trustee relating to the Oglethorpe-Burke (1982 Bond Indenture) Bonds.

  "OGLETHORPE-BURKE 1985 BOND INDENTURE" shall mean the Trust Indenture dated as of October 15, 1985, between Burke Authority and the Oglethorpe-Burke 1985 Trustee relating to the Oglethorpe-Burke (1985 Bond Indenture) Bonds.

  "OGLETHORPE-BURKE 1989 BOND INDENTURE" shall mean the Trust Indenture dated as of December 1, 1989, between Burke Authority and the Oglethorpe-Burke 1989 Trustee relating to the Oglethorpe-Burke (1989 Bond Indenture) Bonds.

  "OGLETHORPE-BURKE 1992A BOND INDENTURE" shall mean the Trust Indenture dated as of April 1, 1992, between Burke Authority and the Oglethorpe-Burke 1992A Trustee relating to the Oglethorpe-Burke (1992A Bond Indenture) Bonds.

  "OGLETHORPE-BURKE 1992 (1993A) BOND INDENTURE" shall mean the Trust Indenture dated as of December 1, 1992, between Burke Authority and the Oglethorpe-Burke 1992 (1993A) Trustee relating to the Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds.

  "OGLETHORPE-BURKE 1992 (1994A) BOND INDENTURE" shall mean the Trust Indenture dated as of December 1, 1992, between Burke Authority and the Oglethorpe-Burke 1992 (1994A) Trustee relating to the Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds.

  "OGLETHORPE-BURKE 1993B BOND INDENTURE" shall mean the Trust Indenture dated as of September 1, 1993, between Burke Authority and the Oglethorpe-Burke 1993B Trustee relating to the Oglethorpe-Burke (1993B Bond Indenture) Bonds.


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

     "OGLETHORPE-BURKE 1994B BOND INDENTURE" shall mean the Trust Indenture dated as of September 1, 1994, between Burke Authority and the Oglethorpe-Burke 1994B Trustee relating to the Oglethorpe-Burke (1994B Bond Indenture) Bonds.

     "OGLETHORPE-BURKE BONDS" shall mean Oglethorpe-Burke (1982 Bond Indenture) Bonds, Oglethorpe-Burke (1985 Bond Indenture) Bonds, Oglethorpe-Burke (1989 Bond Indenture) Bonds, Oglethorpe-Burke (1992A Bond Indenture) Bonds, Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds, Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds, Oglethorpe-Burke (1993B Bond Indenture) Bonds and Oglethorpe-Burke (1994B Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1982 BOND INDENTURE) BONDS" shall mean Development Authority of Burke County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project) of any series authorized under the Oglethorpe-Burke 1982 Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1982 Oglethorpe-Burke (1982 Bond Indenture) Bonds and Additional Oglethorpe-Burke (1982 Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1985 BOND INDENTURE) BONDS" shall mean Development Authority of Burke County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project) of any series authorized under the Oglethorpe-Burke 1985 Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1985 Oglethorpe-Burke (1985 Bond Indenture) Bonds and Additional Oglethorpe-Burke (1985 Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1989 BOND INDENTURE) BONDS" shall mean Development Authority of Burke County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project) of any series authorized under the Oglethorpe-Burke 1989 Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1992 Oglethorpe-Burke (1989 Bond Indenture) Bonds and Additional Oglethorpe-Burke (1989 Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1992A BOND INDENTURE) BONDS" shall mean Development Authority of Burke County (Georgia) Adjustable Tender Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project) of any series authorized under the Oglethorpe-Burke 1992A Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1992 Oglethorpe-Burke (1992A Bond Indenture) Bonds and Additional Oglethorpe-Burke (1992A Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1992 (1993A) BOND INDENTURE) BONDS" shall mean Development Authority of Burke County (Georgia) Adjustable Tender Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project) of any series authorized under the Oglethorpe-Burke 1992 (1993A) Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1993 Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds and Additional Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1992 (1994A) BOND INDENTURE) BONDS" shall mean Development Authority of Burke County (Georgia) Adjustable Tender Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project) of any series authorized under the Oglethorpe-Burke 1992 (1994A) Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1994 Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds and Additional Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1993B BOND INDENTURE) BONDS" shall mean Development Authority of Burke County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project) of any series authorized under the Oglethorpe-Burke 1993B Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1993 Oglethorpe-Burke (1993B Bond Indenture) Bonds and Additional Oglethorpe-Burke (1993B Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1994B BOND INDENTURE) BONDS" shall mean Development Authority of Burke County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project) of any series authorized under the Oglethorpe-Burke 1994B Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1994 Oglethorpe-Burke (1994B Bond Indenture) Bonds and Additional Oglethorpe-Burke (1994B Bond Indenture) Bonds.

     "OGLETHORPE-BURKE 1982 LOAN AGREEMENT" shall mean that certain loan agreement dated as of September 15, 1982 (including any amendments or supplements thereto), between the Mortgagor and Burke Authority.

     "OGLETHORPE-BURKE 1985 LOAN AGREEMENT" shall mean that certain loan agreement dated as of October 15, 1985 (including any amendments or supplements thereto), between the Mortgagor and Burke Authority.

     "OGLETHORPE-BURKE 1989 LOAN AGREEMENT" shall mean that certain loan agreement dated as of December 1, 1989 (including any amendments or supplements thereto), between the Mortgagor and Burke Authority.

     "OGLETHORPE-BURKE 1992A LOAN AGREEMENT" shall mean that certain loan agreement dated as of April 1, 1992 (including any amendments or supplements thereto), between the Mortgagor and Burke Authority.

     "OGLETHORPE-BURKE 1992 (1993A) LOAN AGREEMENT" shall mean that certain loan agreement dated as of December 1, 1992 (including any amendments or supplements thereto), between the Mortgagor and Burke Authority.

     "OGLETHORPE-BURKE 1992 (1994A) LOAN AGREEMENT" shall mean that certain loan agreement dated as of December 1, 1992 (including any amendments or supplements thereto), between the Mortgagor and Burke Authority.

     "OGLETHORPE-BURKE 1993B LOAN AGREEMENT" shall mean that certain loan agreement dated as of September 1, 1993 (including any amendments or supplements thereto), between the Mortgagor and Burke Authority.

     "OGLETHORPE-BURKE 1994B LOAN AGREEMENT" shall mean that certain loan agreement dated as of September 1, 1994 (including any amendments or supplements thereto), between the Mortgagor and Burke Authority.

     "OGLETHORPE-BURKE POLLUTION CONTROL NOTES" shall mean Oglethorpe-Burke (1982 Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1989 Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1992 (1993A) Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Notes, Oglethorpe-Burke (1993B Loan Agreement) Pollution Control Notes and Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Notes.

     "OGLETHORPE-BURKE (1982 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Burke (1982 Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Burke 1982 Loan Agreement to pay to Burke Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Burke (1982 Bond Indenture) Bonds.


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

     "OGLETHORPE-BURKE (1985 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Burke (1985 Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Burke 1985 Loan Agreement to pay to Burke Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Burke (1985 Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1989 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Burke (1989 Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Burke 1989 Loan Agreement to pay to Burke Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Burke (1989 Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1992A LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Burke (1992A Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Burke 1992A Loan Agreement to pay to Burke Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Burke (1992A Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1992 (1993A) LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Burke 1992 (1993A) Loan Agreement to pay to Burke Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1992 (1994A) LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Burke 1992 (1994A) Loan Agreement to pay to Burke Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1993B LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Burke (1993B Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Burke 1993B Loan Agreement to pay to Burke Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Burke (1993B Bond Indenture) Bonds.

     "OGLETHORPE-BURKE (1994B LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Burke (1994B Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Burke 1994B Loan Agreement to pay to Burke Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Burke (1994B Bond Indenture) Bonds.

     "OGLETHORPE-BURKE 1982 TRUSTEE" Shall mean trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Burke 1982 Bond Indenture, and any successor trustee thereunder.

  "OGLETHORPE-BURKE 1985 TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Burke 1985 Bond Indenture, and any successor trustee thereunder.

     "OGLETHORPE-BURKE 1989 TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Burke 1989 Bond Indenture, and any successor trustee thereunder.

     "OGLETHORPE-BURKE 1992A TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Burke 1992A Bond Indenture, and any successor trustee thereunder.

     "OGLETHORPE-BURKE 1992 (1993A) TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Burke 1992 (1993A) Bond Indenture, and any successor trustee thereunder.

     "OGLETHORPE-BURKE 1992 (1994A) TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Burke 1992 (1994A) Bond Indenture, and any successor trustee thereunder.

     "OGLETHORPE-BURKE 1993B TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Burke 1993B Bond Indenture, and any successor trustee thereunder.

     "OGLETHORPE-BURKE 1994B TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Burke 1994B Bond Indenture, and any successor trustee thereunder.

     "OGLETHORPE-HEARD 1993 BOND INDENTURE" shall mean the Trust Indenture dated as of September 1, 1993, between Heard Authority and the Oglethorpe-Heard 1993 Trustee relating to the Oglethorpe-Heard (1993 Bond Indenture) Bonds.

     "OGLETHORPE-HEARD BONDS" shall mean Oglethorpe-Heard (1993 Bond Indenture) Bonds.

     "OGLETHORPE-HEARD (1993 BOND INDENTURE) BONDS" shall mean Development Authority of Heard County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Wansley Project) of any series authorized under the Oglethorpe-Heard 1993 Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1993 Oglethorpe-Heard (1993 Bond Indenture) Bonds and Additional Oglethorpe-Heard (1993 Bond Indenture) Bonds.

     "OGLETHORPE-HEARD 1993 LOAN AGREEMENT" shall mean that certain loan agreement dated as of September 1, 1993 (including any amendments or supplements thereto), between the Mortgagor and Heard Authority.

     "OGLETHORPE-HEARD POLLUTION CONTROL NOTES" shall mean Oglethorpe-Heard (1993 Loan Agreement) Pollution Control Notes.

     "OGLETHORPE-HEARD (1993 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in respect of Oglethorpe-Heard (1993 Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Heard 1993 Loan Agreement to pay Heard Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Heard (1993 Bond Indenture) Bonds.

     "OGLETHORPE-HEARD 1993 TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Heard 1993 Bond Indenture, and any successor trustee thereunder.

     "OGLETHORPE-MONROE 1982 BOND INDENTURE" shall mean the Trust Indenture dated as of September 15, 1982, between Monroe Authority and the Oglethorpe-Monroe 1982 Trustee relating to the Oglethorpe-Monroe (1982 Bond Indenture) Bonds.


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

     "OGLETHORPE-MONROE 1992A BOND INDENTURE" shall mean the Trust Indenture dated as of October 1, 1992, between Monroe Authority and the Oglethorpe-Monroe 1992A Trustee relating to the Oglethorpe-Monroe (1992A Bond Indenture) Bonds.

     "OGLETHORPE-MONROE BONDS" shall mean Oglethorpe-Monroe (1982 Bond Indenture) Bonds and Oglethorpe-Monroe (1992A Bond Indenture) Bonds.

     "OGLETHORPE-MONROE (1982 BOND INDENTURE) BONDS" shall mean Development Authority of Monroe County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Scherer Project) of any series authorized under the Oglethorpe-Monroe 1982 Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1982 Oglethorpe-Monroe (1982 Bond Indenture) Bonds and Additional Oglethorpe-Monroe (1982 Bond Indenture) Bonds.

     "OGLETHORPE-MONROE (1992A BOND INDENTURE) BONDS" shall mean Development Authority of Monroe County (Georgia) Pollution Control Revenue Bonds (Oglethorpe Power Corporation Scherer Project) of any series authorized under the Oglethorpe-Monroe 1992A Bond Indenture and authenticated and delivered in accordance with the provisions thereof, including 1992 Oglethorpe-Monroe (1992A Bond Indenture) Bonds and Additional Oglethorpe-Monroe (1992A Bond Indenture) Bonds.

     "OGLETHORPE-MONROE 1982 LOAN AGREEMENT" shall mean that certain loan agreement dated as of September 15, 1982 (including any amendments or supplements thereto), between the Mortgagor and Monroe Authority.

     "OGLETHORPE-MONROE 1992A LOAN AGREEMENT" shall mean that certain loan agreement dated as of October 1, 1992 (including any amendments or supplements thereto), between the Mortgagor and Monroe Authority.

     "OGLETHORPE-MONROE POLLUTION CONTROL NOTES" shall mean Oglethorpe-Monroe (1982 Loan Agreement) Pollution Control Notes and Oglethorpe-Monroe (1992A Loan Agreement) Pollution Control Notes.

     "OGLETHORPE-MONROE (1982 LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in connection with the Oglethorpe-Monroe (1982 Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Monroe 1982 Loan Agreement to pay to Monroe Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Monroe (1982 Bond Indenture) Bonds.

     "OGLETHORPE-MONROE (1992A LOAN AGREEMENT) POLLUTION CONTROL NOTES" shall mean mortgage notes of the Mortgagor issued in connection with the Oglethorpe-Monroe (1992A Bond Indenture) Bonds to evidence the obligation of the Mortgagor under the Oglethorpe-Monroe 1992A Loan Agreement to pay to Monroe Authority an amount sufficient to pay the principal of and premium, if any, and interest on the Oglethorpe-Monroe (1992A Bond Indenture) Bonds.

     "OGLETHORPE-MONROE 1982 TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Monroe 1982 Bond Indenture, and any successor trustee thereunder.

     "OGLETHORPE-MONROE 1992A TRUSTEE" shall mean Trust Company Bank, a banking corporation organized and existing under the laws of the State of Georgia, acting as trustee under the Oglethorpe-Monroe 1992A Bond Indenture, and any successor trustee thereunder.

     "OTHER FINANCING ARRANGEMENT" shall mean any arrangement pursuant to which the Mortgagor enters into a long term contract for the purchase or other acquisition of property, power, energy, goods or services or the acquisition of the right to use any property (whether by lease or otherwise) or the output or service of any property.


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

     "OUTSTANDING GUARANTEED NOTES" shall mean all mortgage notes of the Mortgagor outstanding on the date hereof payable to the order of the Guaranteed Lender, the payment of which is guaranteed by the Government pursuant to the Act, including the notes identified in the Instruments Recital as "OUTSTANDING GUARANTEED NOTES."

     "OUTSTANDING NOTES" shall mean the Outstanding REA Notes, the Outstanding Guaranteed Notes and the 1994 Reimbursement Note.

     "OUTSTANDING REA NOTES" shall mean all mortgage notes of the Mortgagor, including the First REA Transmission Note and the Second REA Transmission Note, outstanding on the date hereof payable to the order of the Government which evidence indebtedness created by loans made by the Government pursuant to the Act under the REA Loan Contract.

     "POLLUTION CONTROL BONDS" shall mean the Oglethorpe-Appling Bonds, the Oglethorpe-Burke Bonds, the Oglethorpe-Heard Bonds and the Oglethorpe-Monroe Bonds.

     "POLLUTION CONTROL BOND INDENTURES" shall mean the Oglethorpe-Appling 1985 Bond Indenture, the Oglethorpe-Appling 1993 Bond Indenture, the Oglethorpe-Appling 1994 Bond Indenture, the Oglethorpe-Burke 1982 Bond Indenture, the Oglethorpe-Burke 1985 Bond Indenture, the Oglethorpe-Burke 1989 Bond Indenture, the Oglethorpe-Burke 1992A Bond Indenture, the Oglethorpe-Burke 1992 (1993A) Bond Indenture, the Oglethorpe-Burke 1992 (1994A) Bond Indenture, the Oglethorpe-Burke 1993B Bond Indenture, the Oglethorpe-Burke 1994B Bond Indenture, the Oglethorpe-Heard 1993 Bond Indenture, the Oglethorpe-Monroe 1982 Bond Indenture and the Oglethorpe-Monroe 1992A Bond Indenture.

     "POLLUTION CONTROL LOAN AGREEMENTS" shall mean the Oglethorpe-Appling 1985 Loan Agreement, the Oglethorpe-Appling 1993 Loan Agreement, the Oglethorpe-Appling 1994 Loan Agreement, the Oglethorpe-Burke 1982 Loan Agreement, the Oglethorpe-Burke 1985 Loan Agreement, the Oglethorpe-Burke 1989 Loan Agreement, the Oglethorpe-Burke 1992A Loan Agreement, the Oglethorpe-Burke 1992 (1993A) Loan Agreement, the Oglethorpe-Burke 1992 (1994A) Loan Agreement, the Oglethorpe-Burke 1993B Loan Agreement, the Oglethorpe-Burke 1994B Loan Agreement, the Oglethorpe-Heard 1993 Loan Agreement, the Oglethorpe-Monroe 1982 Loan Agreement and the Oglethorpe-Monroe 1992A Loan Agreement.

     "POLLUTION CONTROL NOTES" shall mean the Oglethorpe-Appling Pollution Control Notes, the Oglethorpe-Burke Pollution Control Notes, the
Oglethorpe-Heard Pollution Control Notes and the Oglethorpe-Monroe Pollution Control Notes.

     "REA" shall mean the Rural Electrification Administration.

     "REA LOAN CONTRACT" shall mean that certain Amended and Consolidated Loan Contract dated as of June 1, 1984 (as heretofore and hereafter amended or supplemented), which amended and consolidated the Loan Contract dated as of January 7, 1975, between the Mortgagor and the Government (as such Loan Contract had theretofore been amended or supplemented).

     "REA NOTES" shall mean the Outstanding REA Notes and any Additional REA Notes.

     "RESTRICTED PROPERTY" shall have the meaning specified in section 7 of article II hereof.

     "SECOND REA TRANSMISSION NOTE" shall mean the mortgage note dated November 1, 1984, of the Mortgagor, identified in the Instruments Recital, issued to evidence a loan made by the Government, acting through the Administrator, to the Mortgagor under the REA Loan Contract.


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

     "SECOND COBANK TRANSMISSION LOAN AGREEMENT" shall mean that certain loan agreement dated as of September 14, 1984 (including any amendments or supplements thereto) between the Mortgagor and CoBank. For purposes of this Mortgage the Second CoBank Transmission Loan Agreement is a Contemporaneous Loan.

     "SECOND COBANK TRANSMISSION NOTE" shall mean the mortgage note dated as of November 1, 1984, of the Mortgagor, identified in the Instruments Recital, issued to evidence a loan made by CoBank to the Mortgagor under the Second CoBank Transmission Loan Agreement.

     "STANDARD" shall have the meaning specified in section 6(b) of article II hereof.

     "SUBORDINATED INDEBTEDNESS" shall have the meaning specified in section 16 of article II hereof.

     "TIER" shall have the meaning specified in section 15 of article II hereof.

     "TRUSTEES" shall mean the Oglethorpe-Appling 1985 Trustee, the Oglethorpe-Appling 1993 Trustee, the Oglethorpe-Appling 1994 Trustee, the Oglethorpe-Burke 1982 Trustee, the Oglethorpe-Burke 1985 Trustee, the Oglethorpe-Burke 1989 Trustee, the Oglethorpe-Burke 1992A Trustee, the Oglethorpe-Burke 1992 (1993A) Trustee, the Oglethorpe-Burke 1992 (1994A) Trustee, the Oglethorpe-Burke 1993B Trustee, the Oglethorpe-Burke 1994B Trustee, the Oglethorpe-Heard 1993 Trustee, the Oglethorpe-Monroe 1982 Trustee and the Oglethorpe-Monroe 1992A Trustee.

     "UNIFORM COMMERCIAL CODE" shall have the meaning specified in the last recital of this Mortgage.

     "UNIFORM SYSTEM OF ACCOUNTS" shall mean the Uniform System of Accounts prescribed by REA for its Electric Borrowers, as such Uniform System of Accounts may be amended or supplemented by REA from time to time.

     The words "herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to the Mortgage, as from time to time amended and supplemented, and not solely to the particular portion of the Mortgage in which any such word is used.

     Accounting terms not referred to above are used in this Mortgage in accordance with the meanings given them in the Uniform System of Accounts or, failing provision therefor in said System, the meanings given them by generally accepted accounting principles. Any reference herein to "directors" or "board of directors" shall also be deemed to include "trustees" or "board of trustees" as the case may be.

     SECTION 7. To the extent that any of the property described or referred to in this Mortgage is governed by the provisions of the Uniform Commercial Code, this Mortgage is hereby deemed a "security agreement" under the Uniform Commercial Code, and a "financing statement" under the Uniform Commercial Code for said security agreement. The mailing addresses of the Mortgagor as debtor, and of the Mortgagees as secured parties, are as set forth in section 4 of this article V.

     SECTION 8. The Mortgagor agrees to indemnify and save harmless each of the Mortgagees against any liability or damages which any of them may incur or sustain in the exercise and performance of their powers and duties hereunder. For such reimbursement and indemnity, the Mortgagees shall be secured under this Mortgage in the same manner as the notes and all such reimbursements for expense or damages shall be paid to the Mortgagees incurring or suffering the same with interest at the rate specified in section 9 of article II hereof.


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

     SECTION 9. At all times when any note is held by the Government, or in the event the Government shall assign a note without having insured the payment of such note, this Mortgage shall secure payment of such note for the benefit of the Government or such uninsured holder thereof, as the case may be. Whenever any note may be sold to an insured purchaser, it shall continue to be considered a "note" as defined herein, but as to any such insured note the Government, and not such insured purchaser, shall be considered to be, and shall have the rights of, the noteholder for purposes of this Mortgage. Notice of the rights of the Government under the preceding sentence shall be set forth in all such insured notes. As to any note which may evidence a loan or loans guaranteed pursuant to the Act, the Government, and not the guaranteed lender or lenders, shall be considered to be, and shall have the rights of, the noteholder for purposes of this Mortgage. Without limiting the foregoing provisions of this Section 9, the Government is the agent of the Guaranteed Lender for purposes of holding the Guaranteed Notes payable to the Guaranteed Lender and serving as Mortgagee, and holding security title to the Mortgaged Property pursuant to this Mortgage, on behalf of the Guaranteed Lender.

     SECTION 10. Any reference herein to the Administrator shall be deemed to mean the Administrator of the Rural Electrification Administration or his duly authorized representative or any other person or authority in whom may be vested the duties and functions which the Administrator is now or may hereafter be authorized by law to perform.

     SECTION 11. This Mortgage may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

     SECTION 12. The consent of neither the Credit Bank, the Trustees nor CoBank shall be required for any waiver of or amendment to any of the following provisions of this Mortgage if the waiver or amendment shall have been approved in writing by the Government:

          (a) The definition of "Maximum Debt Limit" contained in section 6 of article V of this Mortgage;
          (b) Section 6(b) of article II of this Mortgage;
          (c) Section 8 of article II of this Mortgage (except with respect to inclusion of CoBank, the Credit Bank or any of the Trustees as a mortgagee in insurance policies, if any, which may from time to time be required by such section 8 of article II); and

          (d) Section 15 of article II of this Mortgage.

Notwithstanding anything in this section 12 to the contrary, the prior written consent of the Credit Bank shall be required for any waiver of or amendment to section 8 of article II if the effect thereof is to increase the deductibles or reduce the classes or amounts of insurance required, and for any waiver to or amendment of section 15 of article II if the effect thereof is to reduce the TIER and DSC requirements except as expressly therein provided.

In addition, this Mortgage may be amended in any way without the consent of any noteholder if such amendment is expressed to take effect only after the notes held by such non-consenting noteholder and other amounts due to such non-consenting noteholder hereunder have been paid in full. The Credit Bank, the Trustees and CoBank will from time to time upon written demand of the Government execute, acknowledge and deliver all such further supplemental mortgages or other instruments as may reasonably be requested by the Government to effect any such amendment or to effect the perfection of the Mortgage as so amended. Subject to section 13 of this article V and, with respect to the Oglethorpe-Burke 1992 (1993A) Trustee and the Oglethorpe-Burke 1992 (1994A) Trustee, section 14 of this article V, no other provision of this Mortgage may be waived or amended without the prior written consent of each of the Credit Bank, the Oglethorpe-Burke 1992 (1993A) Trustee and the Oglethorpe-Burke 1992 (1994A) Trustee; PROVIDED, HOWEVER, this provision shall not effect the exercise by the Government of any discretion vested in it pursuant to the terms of this Mortgage.


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

     SECTION 13. The consent of neither the Credit Bank, the Trustees nor CoBank shall be required for any waiver of any provision of or amendment to this Mortgage in the circumstances specified in sections 3 and 5 of article II of this Mortgage or for any one or more of the following purposes:

          (a) To convey, transfer and assign to the Mortgagees and to subject to the lien of this Mortgage, with the same force and effect as though included in the granting clause hereof, additional property; and

          (b) To add to the covenants of the Mortgagor further covenants, restrictions or conditions for the protection of the holders of the notes secured hereby, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an event of default permitting the enforcement of any or all of the several remedies provided in this Mortgage as herein set forth. Any such additional covenant, restriction or condition may provide for a period of grace after default or may provide for an immediate enforcement upon such default or may limit the remedies available to the Mortgagees upon such default.

The Credit Bank, the Trustees and CoBank will from time to time upon written demand of the Government execute, acknowledge and deliver all such further supplemental mortgages or other instruments as may be reasonably requested by the Government to effect any such amendment.

     SECTION 14. Notwithstanding anything contained herein to the contrary, the consent of neither the Oglethorpe-Monroe 1992A Trustee, the Oglethorpe-Burke 1992 (1993A) Trustee, the Oglethorpe-Burke 1992 (1994A) Trustee, the Oglethorpe-Appling 1993 Trustee, the Oglethorpe-Burke 1993B Trustee, the Oglethorpe-Heard 1993 Trustee the Oglethorpe-Appling 1994 Trustee nor the Oglethorpe-Burke 1994B Trustee shall be required to waive, amend or supplement this Mortgage or any provision hereof or to substitute as a replacement for this Mortgage an alternate mortgage, deed to secure debt, deed of trust, trust indenture or other security instrument provided:

          (a) this Mortgage as so waived, amended or supplemented or any such alternate security instrument (the "New Mortgage"): (i) secures equally and ratably the payment of the principal of and interest on such of the notes immediately theretofore secured under this Mortgage as are to remain outstanding, including the Oglethorpe-Monroe (1992A Loan Agreement) Pollution Control Notes, the Oglethorpe-Burke (1992 (1993A) Loan Agreement) Pollution Control Notes, the Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Notes, the Oglethorpe-Appling (1993 Loan Agreement) Pollution Control Notes, the Oglethorpe-Burke (1993B Loan Agreement) Pollution Control Notes, the Oglethorpe-Heard (1993 Loan Agreement) Pollution Control Notes, the Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Notes and the Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Notes, and (ii) creates a lien on substantially all of the real and tangible personal property of the Mortgagor then subject to the Mortgage, which property shall then be subject to no prior lien for borrowed money except for prior liens permitted by this Mortgage and existing on the date the New Mortgage becomes effective and such prior liens arising thereafter as shall be permitted by the New Mortgage; and

          (b) the Mortgagor shall furnish to each of the Oglethorpe-Monroe 1992A Trustee, the Oglethorpe-Burke 1992 (1993A) Trustee, the Oglethorpe-Burke 1992 (1994A) Trustee, the Oglethorpe-Appling 1993 Trustee, the Oglethorpe-Burke 1993B Trustee, the Oglethorpe-Heard 1993 Trustee, the Oglethorpe-Appling 1994 Trustee and the Oglethorpe-Burke 1994B Trustee written evidence from any two nationally recognized securities rating agencies then rating the Oglethorpe-Monroe (1992A Bond Indenture) Bonds, the Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds, the Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds, the Oglethorpe-Appling (1993 Bond Indenture) Bonds, the Oglethorpe-Burke (1993B Bond Indenture) Bonds, the Oglethorpe-Heard (1993 Bond Indenture) Bonds,


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

     the Oglethorpe-Appling (1994 Bond Indenture) Bonds and the Oglethorpe-Burke (1994B Bond Indenture) Bonds, respectively, that their respective ratings of the Oglethorpe-Monroe (1992A Bond Indenture) Bonds, the Oglethorpe-Burke (1992 (1993A) Bond Indenture) Bonds, the Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds, the Oglethorpe-Appling (1993 Bond Indenture) Bonds, the Oglethorpe-Burke (1993B Bond Indenture) Bonds, the Oglethorpe-Heard (1993 Bond Indenture) Bonds, the Oglethorpe-Appling (1994 Bond Indenture) Bonds and the Oglethorpe-Burke (1994B Bond Indenture) Bonds will not be withdrawn or reduced as a result of such amendment, modification, supplement or substitution.

From time to time upon written request of the Mortgagor, the Oglethorpe-Monroe 1992A Trustee, the Oglethorpe-Burke 1992 (1993A) Trustee, the Oglethorpe-Burke 1992 (1994A) Trustee, the Oglethorpe-Appling 1993 Trustee, the Oglethorpe-Burke 1993B Trustee, the Oglethorpe-Heard 1993 Trustee, the Oglethorpe-Appling 1994 Trustee and the Oglethorpe-Burke 1994B Trustee will execute, acknowledge and deliver all such waivers, amendments, supplements or substitute mortgages, deeds to secure debt, deeds of trust or other similar security instruments as to which the consent of the referenced Trustees is not required as provided in this section 14. This section 14 is not intended and shall not be construed to enlarge or diminish the authority or power of any of the Trustees under the terms and conditions of the Pollution Control Bond Indentures to consent to any waiver of or amendment or supplement to this Mortgage or to any substitution for this Mortgage.

     SECTION 15. Any provision of this Mortgage to the contrary notwithstanding, this Mortgage is intended to constitute a deed to secure debt and a security agreement conveying legal title to the Mortgaged Property and is not intended to constitute a mortgage. This Mortgage shall be construed in accordance with the existing laws of the State of Georgia relating to deeds to secure debt and in accordance with the provisions of the Uniform Commercial Code of the State of Georgia relating to security agreements. To this end, the following definitions shall apply:

          (a) The word "Mortgage" shall, when used as a noun, include "deed to secure debt."
          (b) The word "mortgage" shall, when used as a verb, include "grant, bargain, and sell."
          (c) The word "Mortgagor" shall include "Grantor."
          (d) The word "Mortgagee" shall include "Grantee."
          (e) The word "lien" or "mortgage lien" shall include "security title."

     SECTION 16. The effect and meaning of this Mortgage and the rights of all parties hereunder shall be governed by, and construed according to, the laws of the State of Georgia, except to the extent governed by federal law.

     SECTION 17. This Mortgage shall be effective upon execution and delivery by the Mortgagor and the Mortgagees.

      In the event the First Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Note is not duly authorized, executed and delivered by the Mortgagor prior to March 31, 1995, then: (a) the Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Notes shall not be notes for any purpose under this Mortgage and shall not be secured by this Mortgage; (b) the Oglethorpe-Appling 1994 Trustee shall not be a Mortgagee or "noteholder" hereunder; (c) any right, title, remedy or power herein provided to the Oglethorpe-Appling 1994 Trustee, as Mortgagee or otherwise, shall be null and void and without force and effect;
(d) this Mortgage shall continue in full force and effect as if this Mortgage had been executed solely by the Mortgagor, the Government, CoBank, the Credit Bank, the Oglethorpe-Appling 1985 Trustee, the Oglethorpe-Appling 1993 Trustee, the Oglethorpe-Burke 1982 Trustee, the Oglethorpe-Burke 1985 Trustee, the Oglethorpe-Burke 1989 Trustee, the Oglethorpe-Burke 1992A Trustee, the Oglethorpe-Burke 1992 (1993A) Trustee, the Oglethorpe-Burke 1992 (1994A) Trustee, the Oglethorpe-Burke 1993B Trustee, the Oglethorpe-Heard 1993 Trustee, the Oglethorpe-Monroe 1982


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

Trustee and the Oglethorpe-Monroe 1992A Trustee and the other Trustee if such Trustee is a Mortgagee hereunder; and (e) the Oglethorpe-Appling 1994 Trustee shall file or cause to be filed such documents and instruments in such offices as may be reasonably requested by the Mortgagor or the Government to evidence that the Oglethorpe-Appling 1994 Trustee is not a party to this Mortgage. The Mortgagor shall execute and deliver the First Oglethorpe-Appling (1994 Loan Agreement) Pollution Control Note only upon the consent in writing of the Government to such execution and delivery which consent shall not be unreasonably withheld.

     In the event the First Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Note is not duly authorized, executed and delivered by the Mortgagor prior to March 31, 1995, then: (a) the Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Notes shall not be notes for any purpose under this Mortgage and shall not be secured by this Mortgage; (b) the Oglethorpe-Burke 1994B Trustee shall not be a Mortgagee or "noteholder" hereunder; (c) any right, title, remedy or power herein provided to the Oglethorpe-Burke 1994B Trustee, as Mortgagee or otherwise, shall be null and void and without force and effect;
(d) this Mortgage shall continue in full force and effect as if this Mortgage had been executed solely by the Mortgagor, the Government, CoBank, the Credit Bank, the Oglethorpe-Appling 1985 Trustee, the Oglethorpe-Appling 1993 Trustee, the Oglethorpe-Burke 1982 Trustee, the Oglethorpe-Burke 1985 Trustee, the Oglethorpe-Burke 1989 Trustee, the Oglethorpe-Burke 1992A Trustee, the Oglethorpe-Burke 1992 (1993A) Trustee, the Oglethorpe-Burke 1992 (1994A) Trustee, the Oglethorpe-Burke 1993B Trustee, the Oglethorpe-Heard 1993 Trustee, the Oglethorpe-Monroe 1982 Trustee and the Oglethorpe-Monroe 1992A Trustee and the other Trustee if such Trustee is a Mortgagee hereunder; and (e) the Oglethorpe-Burke 1994B Trustee shall file or cause to be filed such documents and instruments in such offices as may be reasonably requested by the Mortgagor or the Government to evidence that the Oglethorpe-Burke 1994B Trustee is not a party to this Mortgage. The Mortgagor shall execute and deliver the First Oglethorpe-Burke (1994B Loan Agreement) Pollution Control Note only upon the consent in writing of the Government to such execution and delivery which consent shall not be unreasonably withheld.

     SECTION 18. The Mortgagor and the Mortgagees intend, in the event that the Government is to cease to be a noteholder secured by this Mortgage, that amendments to this Mortgage be made to delete herefrom such covenants, agreements and other provisions as may no longer be appropriate in the absence of the Government as a Mortgagee hereunder and to designate which Mortgagee or Mortgagees, if any, should be entitled to exercise the remaining various rights, powers and duties reserved to the Government hereunder. In the event that such amendments should not be made prior to the time the Government ceases to be a noteholder hereunder, the rights, powers and duties reserved to the Government hereunder shall be exercisable by the majority noteholders until such amendment and modification shall become effective; provided, however, that the foregoing provisions of this sentence shall not relieve the Mortgagor or any Mortgagee from negotiating diligently and in good faith to agree upon the amendments contemplated by this section 18.

     SECTION 19. A Mortgagee acting hereunder shall not be liable to the Mortgagor, the other Mortgagees or any noteholder except for losses resulting from gross negligence or willful misfeasance.

     SECTION 20. Notwithstanding anything to the contrary contained herein, unless and until Burke Authority makes a loan to the Mortgagor as provided in
Section 4.1 of the Oglethorpe-Burke 1992 (1994A) Loan Agreement and the proceeds of such loan are applied in partial prepayment of the First Oglethorpe-Burke (1985 Loan Agreement) Pollution Control Note pursuant to Section 8.1 of the Oglethorpe-Burke 1985 Loan Agreement:

         (a) No prepayment shall be required on the First Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Note pursuant to the following provisions of this Mortgage:


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

            (1) Section 5(c)(aa) of article II (regarding pro rata prepayment of the notes from the proceeds of a sale of Mortgaged Property);
            (2) Section 5(c)(bb)C of article II (regarding pro rata prepayment of the notes from the proceeds of a sale of Mortgaged Property);
            (3) Section 6(b) of article II (regarding pro rata prepayment of the notes from amounts paid by the Mortgagor in connection with a Maintenance Deficit);
            (4) Section 8(b) of article II (regarding pro rata prepayment of the notes from proceeds of insurance or fidelity bond); or
            (5) Section 17 of article II (regarding the ratable prepayment of the notes from proceeds of a taking under the power of eminent domain);

         (b) The Oglethorpe-Burke 1992 (1994A) Trustee shall not be considered:
            (1) A "noteholder" for purposes of section 3 of article II of this Mortgage (regarding the approval to secure indebtedness arising under certain long-term contracts);
            (2) A "noteholder" for purposes of section 6(b) of article II of this Mortgage (regarding amounts deposited in trust for the noteholders from amounts paid by the Mortgagor in connection with a Maintenance Deficit);
            (3) A "noteholder" for purposes of sections 1(a), 1(b), 1(c), 1(d), and 1(i) of article III of this Mortgage (regarding the giving of notices of certain events of default);
            (4) A "Mortgagee" for purposes of section 2(b)(1) of article III of this Mortgage (regarding the exercise of rights and remedies); or
            (5) A "Trustee" for purposes of section 2(c) of article III of this Mortgage (regarding declaration of acceleration);

         (c) The First Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Note shall not be considered:
            (1) A note secured under this Mortgage for purposes of calculating the Maximum Debt Limit specified in section 1 of article I of this Mortgage;
            (2) A "Pollution Control Note" for purposes of section 2(d) of article III of this Mortgage (regarding the right to appoint a receiver); or
            (3) A note for purposes of section 5 of article III of this Mortgage (regarding ratable payment on notes);

         (d) The consent of the Oglethorpe-Burke 1992 (1994A) Trustee shall not be required for purposes of section 5(c)(bb) of article II of this Mortgage (regarding the release or sale of property); and

         (e) No principal amount shall be considered outstanding under the First Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Note for purposes of:
            (1) the definition of the term "majority noteholders" in the GLOSSARY OF TERMS set forth in section 6 of article V of this Mortgage; or
            (2) sections 2(a) and 2(b)(1) of article III of this Mortgage (regarding the right to exercise rights and remedies).

     SECTION 21. In the event the 1994 Oglethorpe-Burke (1992 (1994A) Bond Indenture) Bonds are not authenticated and delivered on or before March 31, 1995, in accordance with Section 405 of the Oglethorpe-Burke 1992 (1994A) Bond Indenture, the First Oglethorpe-Burke (1992 (1994A) Loan Agreement) Pollution Control Note shall be void in accordance with its terms and, in such event, the Oglethorpe-Burke 1992 (1994A) Trustee shall execute and deliver to the Mortgagor such instrument of discharge, release or reconveyance as shall be requested by the Mortgagor.


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

     SECTION 22. Notwithstanding anything to the contrary contained herein, as long as a Letter of Credit is outstanding and the Credit Bank is not in default with respect to any of its obligations under such Letter of Credit, then:

         (a) Based solely upon the First Oglethorpe-Burke (1992A Loan
     Agreement) Pollution Control Note, the Oglethorpe-Burke 1992A Trustee shall not be considered:
            (1) A "noteholder" for purposes of section 3 of article II of this Mortgage (regarding the approval to secure indebtedness arising under certain long-term contracts);
            (2) A "Trustee" for purposes of section 5(c)(bb) of article II of this Mortgage (regarding the release or sale of property);
            (3) A "noteholder" for purposes of section 6(b) of article II of this Mortgage (regarding amounts deposited in trust for the noteholders from amounts paid by the Mortgagor in connection with a Maintenance Deficit);
            (4) A "noteholder" for purposes of sections 1(a), 1(b), 1(c), 1(d) and 1(i) of article III of this Mortgage (regarding the giving of notices of certain events of default); or
            (5) A "Mortgagee" for purposes of section 2(b)(1) of article III of this Mortgage (regarding the exercise of rights and remedies);

         (b) The First Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Note shall not be considered:
            (1) A note secured under this Mortgage for purposes of calculating the Maximum Debt Limit specified in section 1 of article I of this Mortgage; or
            (2) A "Pollution Control Note" for purposes of section 2(d) of article III of this Mortgage (regarding the right to appoint a receiver); and

         (c) The Credit Bank, and not the Oglethorpe-Burke 1992A Trustee, shall be considered to be, and shall have the rights of, the holder of the First Oglethorpe-Burke (1992A Loan Agreement) Pollution Control Note, for purposes of section 5(b) of article II of this Mortgage, sections 1(cc), 2(a) and 2(b) of article III of this Mortgage, the definition of the term "majority noteholders" in the Glossary of Terms set forth in section 6 of this article V and section 18 of this article V.

     SECTION 23. Notwithstanding any other provision hereof to the contrary, all of the Mortgagees agree to the substitution of an Alternate Credit Facility or an Alternate Letter of Credit for any Letter of Credit, to the execution and delivery of such documentation (the "New Credit Agreement") as may be required by the issuer (the "New Credit Bank") of such Alternate Credit Facility or Alternate Letter of Credit in order to evidence the obligations of the Mortgagor with respect thereto (including, without limitation, promissory notes) and, in connection therewith, to amend this Mortgage, or execute and deliver such other instrument or instruments as may be appropriate, in order to add the New Credit Bank as a Mortgagee secured under this Mortgage, if in connection therewith the Government shall consent in writing thereto or each and every one of the following conditions are satisfied:

          (a) the senior unsecured short-term debt obligations of the New Credit Bank are rated "A1" or higher by Standard & Poor's Corporation and "P1" by Moody's Investor Services, Inc.;

          (b) no amendment is made to this Mortgage other than as is necessary to add the New Credit Bank as a Mortgagee and to provide that any note executed by the Mortgagor in favor of the New Credit Bank in connection with the New Credit Agreement constitutes one of the "notes" hereunder;

          (c) the New Credit Bank shall receive rights identical to those of Credit Bank under this Mortgage with respect to representations, warranties, covenants, events of default, remedies and otherwise;


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

          (d) the New Credit Agreement shall not contain covenants (other than those respecting fees and interest payable on unreimbursed drawings), events of default or remedies which are not contained in the Credit Agreement;

          (e) the New Credit Agreement shall not require that amounts drawn under the Alternate Credit Facility or Alternate Letter of Credit be repaid by the Mortgagor more quickly than would be required under the Credit Agreement if such amounts were drawn under any Letter of Credit; and

          (f) the Government shall receive such evidence as it shall reasonably require showing that the lien of this Mortgage, as so amended or supplemented, is subject only to Permitted Encumbrances.

Nothing in this section 23 shall limit or restrict the ability of any Mortgagee to amend this Mortgage. For purposes of this section 23, Alternate Credit Facility and Alternate Letter of Credit shall have the meanings ascribed to such terms in the Oglethorpe-Burke 1992A Bond Indenture.


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

     IN WITNESS WHEREOF, OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), as Mortgagor, has caused this Consolidated Mortgage and Security Agreement to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, UNITED STATES OF AMERICA, as Mortgagee, has caused this Consolidated Mortgage and Security Agreement to be duly executed in its behalf, NATIONAL BANK FOR COOPERATIVES, as Mortgagee, and TRUST COMPANY BANK, as Mortgagee, in its capacity as Trustee under, respectively, the Oglethorpe-Appling 1985 Bond Indenture, the Oglethorpe-Appling 1993 Bond Indenture, the Oglethorpe-Appling 1994 Bond Indenture, the Oglethorpe-Burke 1982 Bond Indenture, the Oglethorpe-Burke 1985 Bond Indenture, the Oglethorpe-Burke 1989 Bond Indenture, the Oglethorpe-Burke 1992A Bond Indenture, the Oglethorpe-Burke 1992 (1993A) Bond Indenture, the Oglethorpe-Burke 1992 (1994A) Bond Indenture, the Oglethorpe-Burke 1993B Bond Indenture, the Oglethorpe-Burke 1994B Bond Indenture, the Oglethorpe-Heard 1993 Bond Indenture, the Oglethorpe-Monroe 1982 Bond Indenture and the Oglethorpe-Monroe 1992A Bond Indenture, each has caused this Consolidated Mortgage and Security Agreement to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, and CREDIT SUISSE, acting by and through its New York Branch, as Mortgagee, has caused this Consolidated Mortgage and Security Agreement to be signed in its name by its officers thereunto duly authorized, all as of the date and year first above written.


                                        OGLETHORPE POWER CORPORATION
                                          (AN ELECTRIC MEMBERSHIP GENERATION &
                                          TRANSMISSION CORPORATION)


                                        By:  /s/ T. D. KILGORE
                                             -------------------------------
                                            TITLE: PRESIDENT AND
                                            CHIEF EXECUTIVE OFFICER

                                        (Seal)

                                        Attest:  /s/ PATRICIA N. NASH
                                                 ---------------------------
                                               TITLE: ASSISTANT SECRETARY

                                       Signed, sealed and delivered by the
                                         Mortgagor in the presence of:

                                               /s/ CHERRY FREDERICK
                                        -------------------------------------
                                                       Witness

                                              /s/ THOMAS J. BRENDIAR
                                        -------------------------------------
                                                     Notary Public

                                        (Notarial Seal)

                                        Notary Public, Fulton County, Georgia
                                        My Commission Expires December 1, 1996


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

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

                                   UNITED STATES OF AMERICA


                                   By:   /s/ WALLY BEYER
                                       --------------------------------
                                       TITLE: ADMINISTRATOR OF THE RURAL
                                                 ELECTRIFICATION ADMINISTRATION

                                   Signed and delivered by the United States
                                          of America, Mortgagee, in the
                                                   presence of:

                                          /s/ JAMES F. ELLIOTT
                                    ------------------------------------------
                                                  Witness

                                         /s/ JAMES F. MOTHERSHED
                                    ------------------------------------------
                                               Notary Public

                                    (Notarial Seal)

                                    Notary Public, District of Columbia
                                    My Commission Expires April 30,1999



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




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

                                    NATIONAL BANK FOR COOPERATIVES


                                    By:  /s/ GLORIA S. HANCOCK
                                       -------------------------------------
                                        TITLE: VICE PRESIDENT

                                    (Seal)

                                     Attest: /s/ THOMAS A. SCHROEDER
                                            ---------------------------------
                                             TITLE: ASSISTANT SECRETARY

                                     Signed, sealed and delivered by National
                                       Bank for Cooperatives, Mortgagee, in
                                       the presence of:

                                              /s/ CHERRY FREDERICK
                                        -------------------------------------
                                                       Witness

                                            /s/ THOMAS J. BRENDIAR
                                        -------------------------------------
                                                    Notary Public

                                        (Notarial Seal)

                                        Notary Public, Fulton County, Georgia
                                        My Commission Expires December 1, 1996

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

                                        CREDIT SUISSE, ACTING BY AND
                                        THROUGH ITS NEW YORK BRANCH

                                        By: /s/ SCOTT S. DAVIS
                                       -------------------------------------
                                           TITLE: MEMBER OF SENIOR MANAGEMENT

                                        By: /s/ RAYMOND A. DIPRINZIO
                                       -------------------------------------
                                           TITLE: ASSOCIATE

                                        Signed and delivered by Credit Suisse,
                                           acting by and through its New York
                                         Branch, Mortgagee, in the presence of:

                                            /s/ THOMAS J. BRENDIAR
                                        -------------------------------------
                                                       Witness

                                           /s/ CATHERINE VAPSYA
                                        -------------------------------------
                                                     Notary Public

                                        (Notarial Seal)

                                        Notary Public, State of New York No.
                                        4977654, Qualified in Nassau County
                                        Commission Expires Feb. 11, 1995


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


                                        TRUST COMPANY BANK, AS TRUSTEE UNDER THE
                                        RESPECTIVE POLLUTION CONTROL BOND
                                        INDENTURES

                                        By:  /s/ T. J. DONALDSON
                                       -------------------------------------
                                            TITLE: GROUP VICE PRESIDENT

                                        (Seal)

                                        Attest:  /s/ BYRAN ECHOLS
                                       -------------------------------------
                                               TITLE: VICE PRESIDENT

                                       Signed, sealed and delivered by Trust
                                       Company Bank as Trustee under the
                                       respective Pollution Control Bond
                                       Indentures, Mortgagee, in the
                                       presence of:

                                             /s/ CHERRY FREDERICK
                                        -------------------------------------
                                                  Witness

                                            /s/ THOMAS J. BRENDIAR
                                       -------------------------------------
                                                Notary Public

                                       (Notarial Seal)

                                       Notary Public, Fulton County, Georgia
                                       My Commission Expires December 1, 1996



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